As filed with the Securities and Exchange Commission
                                 on May 25, 2001
                       Registration No. 33-33144; 811-6030
                       -----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                   FORM N-1A*

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]

                       Post-Effective Amendment No. 34                 [X]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              Amendment No. 35                         [X]

                        (Check appropriate box or boxes)
                            ------------------------
                            THE CAPITOL MUTUAL FUNDS
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
Robert M. Kurucza, Esq.                            Carl Frischling, Esq.
Marco E. Adelfio, Esq.                             Kramer, Levin, Naftalis
Morrison & Foerster LLP                              & Frankel
2000 Pennsylvania Ave., N.W., Suite 5500           919 Third Avenue
Washington, D.C.  20006                            New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to Rule 485(b); or        [ ] on (date) pursuant to Rule 485(b), or

[X] 60 days after filing pursuant to Rule 485(a), or           [ ] on (date) pursuant to Rule 485(a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This post-effective amendment is being executed by the Trustees and principal officers of Nations Master Investment Trust.

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 34 to the Trust's Registration Statement for the purpose of modifying the principle investment strategies of certain Funds. The Statement of Additional Information is hereby incorporated by reference to Form 497(c) dated November 1, 2000.

                                NATIONS RESERVES
                              CROSS REFERENCE SHEET



Part A
Item No.                                                               Prospectus
--------                                                               ----------
  1.   Front and Back Cover Pages ................................     Front and Back Cover Pages

  2.   Risk/Return Summary: Investments, Risks
       and Performance............................................     About this Prospectus

  3.   Risk/Return Summary: Fee Tables............................     About the Funds; Financial Highlights

  4.   Investment Objectives, Principal
       Investment Strategies, and Related Risks...................     About the Funds; Other Important
                                                                       Information

  5.   Management's Discussion of Fund
       Performance................................................     About the Funds

  6.   Management, Organization, and
       Capital Structure..........................................     What's Inside; About the Funds;
                                                                       How the Funds Are Managed;
                                                                       About your Investment

  7.   Shareholder Information....................................     About the Funds; About your
                                                                       Investment

  8.   Distribution Arrangements..................................     Information for Investors

  9.   Financial Highlights Information...........................     Financial Highlights; About the Funds



Part B
Item No.
--------

10.    Cover Page and Table of Contents...........................     Cover Page and Table of Contents

11.    Fund History...............................................     Introduction

12.    Description of the Fund and Its
       Investments and Risks......................................     About the Funds

13.    Management of the Funds....................................     Trustees And Officers; Investment


                                                                       Advisory, Administration, Custody Transfer Agency,
                                                                       Shareholder Servicing and Distribution Agreements
14.    Control Persons and Principal
       Holders of Securities......................................     Not Applicable

15.    Investment Advisory and Other Services.....................     Investment Advisory,
                                                                       Administration, Custody, Transfer Agency, Shareholder
                                                                       Servicing And Distribution Agreements

16.    Brokerage Allocation and Other Practices...................     Portfolio Transactions and
                                                                       Brokerage--General Brokerage Policy

17.    Capital Stock and Other
       Securities.................................................     Description Of Shares;
                                                                       Investment Advisory, Administration, Custody, Transfer
                                                                       Custody, Transfer Agency, Shareholder Servicing And
                                                                       Distribution Agreements

18.    Purchase, Redemption and Pricing
       of Shares..................................................     Net Asset Value -- Purchases
                                                                       And Redemptions; Distributor

19.    Taxation of the Fund.......................................     Additional Information Concerning
                                                                       Taxes

20.    Underwriters...............................................     Investment Advisory,
                                                                       Administration Custody, Transfer Agency Shareholder
                                                                       Servicing And Distribution Agreements; Distributor

21.    Calculation of Performance Data............................     Additional Information on
                                                                       Performance

22.    Financial Statements.......................................     Independent Accountant and
                                                                       Reports

Part C
Item No.                                                         Other Information
--------                                                         -----------------
                                                                 Information required to be included in Part C
                                                                 is set forth under the appropriate Item, so
                                                                 numbered, in Part C of this Document

[GRAPHIC]
Government & Corporate Bond Funds
Prospectus  --   Investor A, B and C Shares
August 1, 2001

Nations Short-Term Income Fund

Nations Short-Intermediate Government Fund

Nations Government Securities Fund

Nations Intermediate Bond Fund

Nations Bond Fund

Nations Strategic Income Fund

Nations High Yield Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



--------------------
Not FDIC Insured
--------------------
May Lose Value
--------------------
No Bank Guarantee
--------------------


[Nations Funds Logo]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]
             You'll find Terms used in this prospectus on page 85.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 About the Funds
 The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or you may not earn as much as you expect.


 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Government & Corporate Bond Funds may be suitable for you if:

  o  you're looking for income

  o  you have longer-term investment goals


 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]
               You'll find more about BAALLC and the sub-advisers starting on page 44.



[GRAPHIC]
About the Funds


Nations Short-Term Income Fund                                    4
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Short-Intermediate Government Fund                        9
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Government Securities Fund                               14
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Intermediate Bond Fund                                   19
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Bond Fund                                                24
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Strategic Income Fund                                    30
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations High Yield Bond Fund                                     36
Sub-adviser: MacKay Shields LLC
-------------------------------------------------------------------
Other important information                                      40
-------------------------------------------------------------------
How the Funds are managed                                        42


[GRAPHIC]
    About your investment


Information for investors
  Choosing a share class                                         46
  Buying, selling and exchanging shares                          57
  How selling and servicing agents are paid                      66
  Distributions and taxes                                        68
-------------------------------------------------------------------
Financial highlights                                             70
-------------------------------------------------------------------
Terms used in this prospectus                                    82
-------------------------------------------------------------------
Where to find more information                           back cover

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             Corporate fixed income securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with minimal fluctuations of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  The Fund may invest in:

    o corporate debt securities, including bonds, notes and debentures
    o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations
    o asset-backed securities
    o U.S. government obligations

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.



[GRAPHIC]
        Risks and other things to consider
        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1993     1994     1995     1996     1997     1998     1999     2000
7.33%    -0.48%   11.08%   4.68%    5.82%    6.08%    3.00%    6.90%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :                %
  Worst: :               %

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.


                                                                        Since
                                                1 year     5 years    inception*

        Investor A Shares                        5.79%      5.08%       5.10%
        Investor B Shares                        1.12%      4.67%       5.05%
        Investor C Shares                        5.11%      4.90%       4.90%
        Merrill Lynch 1-3 Year Treasury Index    7.99%      5.92%


        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are October 2, 1992, June 7, 1993, and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Investor A     Investor B     Investor C
(Fees paid directly from your investment)                      Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                    1.00%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                             none(1)        none          1.00%(2)
        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.30%          0.30%         0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%          1.00%         1.00%
        Other expenses                                        0.31%          0.31%         0.31%
                                                              -----          -----         -----
        Total annual Fund operating expenses                  0.86%          1.61%         1.61%
        Fee waivers and/or reimbursements                    (0.10)%        (0.10)%       (0.10)%
                                                              -----          -----         -----
        Total net expenses(4)                                 0.76%          1.51%         1.51%
                                                             ======          =====         =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $177       $362        $562        $1,141
  Investor B Shares     $154       $498        $867        $1,702
  Investor C Shares     $254       $498        $867        $1,903

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor C Shares     $154       $498        $867        $1,903

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Short-Intermediate Government Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1992     1993     1994     1995     1996     1997     1998     1999     2000
5.69%    7.84%    -2.59%   12.22%   2.98%    7.03%    6.39%    0.23%    9.32%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :                %
  Worst: :                %



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The index's return does not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities.

                         All dividends are reinvested.

                                                                 Since
                                       1 year      5 years     inception*

        Investor A Shares                5.84%       4.45%       5.76%
        Investor B Shares                5.47%       4.53%       4.49%
        Investor C Shares                7.77%       4.63%       4.89%
        Lehman Brothers Intermediate
           Government Bond Index        10.47%       6.19%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are August 5, 1991, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Investor A     Investor B     Investor C
(Fees paid directly from your investment)                    Shares         Shares         Shares

        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                   3.25%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                            none(1)        3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.30%          0.30%          0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%          1.00%          1.00%
        Other expenses                                       0.29%          0.29%          0.29%
                                                             -----          -----          -----
        Total annual Fund operating expenses                 0.84%          1.59%          1.59%
                                                             =====          =====          =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $408       $585        $776        $1,330
  Investor B Shares     $462       $702        $866        $1,688
  Investor C Shares     $262       $502        $866        $1,889

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $162       $502        $866        $1,688
  Investor C Shares     $162       $502        $866        $1,889

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.


 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Government Securities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1992     1993     1994     1995     1996     1997     1998     1999     2000
5.08%    7.61%    -5.32%   14.99%   2.28%    8.29%    8.16%   -3.29%   11.91%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :                %
  Worst: :               %


[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

                                                              Since
                                     1 year      5 years     inception*

  Investor A Shares                    6.62%       4.31%       5.59%
  Investor B Shares                    7.07%       4.59%       4.56%
  Investor C Shares                   10.04%       4.71%       4.70%
  Lehman Brothers Government
  Bond Index                          13.24%       6.49%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 17, 1991, June 7, 1993, and July 6, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                             Investor A     Investor B     Investor C
(Fees paid directly from your investment)                      Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                      4.75%         none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                               none(1)       5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.50%         0.50%          0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%         1.00%          1.00%
        Other expenses                                          0.37%         0.37%          0.37%
                                                                -----         -----          -----
        Total annual Fund operating expenses                    1.12%         1.87%          1.87%
        Fee waivers and/or reimbursements                      (0.15)%       (0.15)%        (0.15)%
                                                                -----        ------         ------
        Total net expenses(5)                                   0.97%         1.72%          1.72%
                                                                =====         =====          =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Investor A Shares     $569       $800        $1,050      $1,763
  Investor B Shares     $675       $873        $1,197      $1,982
  Investor C Shares     $275       $573        $  997      $2,178

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                      1 year     3 years     5 years     10 years

  Investor B Shares     $175       $573        $997        $1,988
  Investor C Shares     $175       $573        $997        $2,178

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

     Nations Intermediate Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks to obtain interest income and capital appreciation.


[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

 The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Master Portfolio may invest in private placement to seek to enhance its yield.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate Government/Corporate Bond Index.


  When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Intermediate Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the other party in an interest rate, swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Master Portfolio depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

 1995     1996     1997     1998     1999     2000
 14.54%   3.14%    6.54%    7.32%    0.02%    7.96%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period


  Best: :                 %
  Worst: :                %


[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government/ Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years.


                                                                       Since
                                                   1 year   5 years  inception*

        Investor A Shares                           4.44%    4.34%      4.83%
        Investor B Shares                           2.15%      --       5.21%
        Investor C Shares                          13.10%      --       6.52%
        Lehman Brothers Intermediate Government/
        Corporate Bond Index                       10.12%    6.11%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 24, 1994, October 20, 1999 and November 20, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Investor A     Investor B     Investor C
(Fees paid directly from your investment)                      Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                      3.25%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                               none(1)        3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                         0.40%          0.40%          0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%          1.00%          1.00%
        Other expenses                                          0.41%          0.41%          0.41%
                                                                -----          -----          -----
        Total annual Fund operating expenses                    1.06%          1.81%          1.81%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $430       $652        $891        $1,579
  Investor B Shares     $484       $769        $980        $1,930
  Investor C Shares     $284       $569        $980        $2,127

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $184       $569        $980        $1,930
  Investor C Shares     $184       $569        $980        $2,127

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.


             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.


  The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o municipal securities


 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

 1993     1994     1995     1996     1997     1998     1999     2000
10.61%    -3.51%   17.05%   1.92%    8.26%    6.94%   -1.45%    9.83%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :                %
  Worst: :               %



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                       Since
                                               1 year     5 years    inception*

        Investor A Shares                        6.30%     4.32%      5.63%
        Investor B Shares                        6.01%     4.40%      4.98%
        Investor C Shares                        7.98%     4.43%      5.56%
        Lehman Brothers Aggregate Bond Index    11.63%     6.46%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 19, 1992, June 7, 1993, and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)                       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price                                3.25%           none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                               none(1)         3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.40%           0.40%          0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%           1.00%          1.00%
        Other expenses                                          0.27%           0.27%          0.27%
                                                                -----           -----          -----
        Total annual Fund operating expenses                    0.92%           1.67%          1.67%
                                                                =====           =====          =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $416       $609        $818        $1,421
  Investor B Shares     $470       $726        $907        $1,777
  Investor C Shares     $270       $526        $907        $1,976

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $170       $526        $907        $1,777
  Investor C Shares     $170       $526        $907        $1,976

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 45.

[GRAPHIC]
             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund


[GRAPHIC]
        Investment objective

        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade debt securities.


 The Fund may invest in:

   o corporate debt securities

   o U.S. government obligations

   o foreign debt securities denominated in U.S. dollars or foreign currencies

   o mortgage-related securities issued by governments and non-government issuers


 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Strategic Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. BAALLC and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

 1993     1994     1995     1996     1997     1998     1999     2000
15.62%    -2.74%   20.61%   2.21%    8.32%    7.27%   -2.93%    7.77%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :                %
  Worst: :               %



[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. Government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities . All dividends are reinvested.

                                                                       Since
                                              1 year      5 years    inception*

        Investor A Shares                       2.65%       3.42%      6.20%
        Investor B Shares                       1.86%       3.50%      5.34%
        Investor C Shares                       5.97%       3.87%      6.36%
        Lehman Brothers Aggregate Bond Index   11.63%       6.46%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 25, 1992, June 7, 1993, and November 9, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                       Investor A   Investor B   Investor C
(Fees paid directly from your investment)                                Shares       Shares       Shares
        Maximum sales charge (load) imposed on purchases,
        as a % of offering price                                        4.75%      none          none
        Maximum deferred sales charge
        as a % of net asset value                                       none(1)    5.00%(2)      1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                 0.50%       0.50%        0.50%
        Distribution (12b-1) and shareholder servicing fees             0.25%       1.00%        1.00%
        Other expenses                                                  0.33%       0.33%        0.33%
                                                                        ----        -----        -----
        Total annual Fund operating expenses                            1.08%       1.83%        1.83%
        Fee waivers and/or reimbursements                              (0.10)%     (0.10)%      (0.10)%
                                                                        -----       -----        -----
        Total net expenses(5)                                           0.98%       1.73%        1.73%
                                                                        =====       =====        =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $570       $793        $1,034      $1,723
  Investor B Shares     $676       $866        $1,181      $1,943
  Investor C Shares     $276       $566        $  981      $2,140

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $176       $566        $981        $1,943
  Investor C Shares     $176       $566        $981        $2,140

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. MacKay Shields High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about MacKay Shields and its High Yield Portfolio Management Team on page 46.

[GRAPHIC]
             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.



[GRAPHIC]
        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.


 The Master Portfolio invests primarily in:

  o  Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o  Zero-coupon bonds

  o  U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the portfolio, the team:

  o  focuses on individual security selection ("bottom-up" analysis)

  o  uses fundamental credit analysis

  o  emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers


 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 43 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations High Yield Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.


[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                   Investor A   Investor B   Investor C
(Fees paid directly from your investment)                            Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                                    4.75%        none         none
        Maximum deferred sales charge
        as a % of net asset value                                   none(1)      5.00%(2)     1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                             0.55%         0.55%        0.55%
        Distribution (12b-1) and shareholder
        servicing fees                                              0.25%         1.00%        1.00%
        Other expenses                                              0.38%         0.38%        0.38%
                                                                    -----         -----        -----
        Total annual Fund operating expenses(6)                     1.18%         1.93%        1.93%
                                                                    =====         =====        =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

      (2)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

      (4)The figures contained in the table above are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $590       $  936      $1,305      $2,341
  Investor B Shares     $696       $1,012      $1,455      $2,552
  Investor C Shares     $296       $  712      $1,255      $2,738

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $196       $712        $1,255      $2,552
  Investor C Shares     $196       $712        $1,255      $2,738

[GRAPHIC]
         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

        o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

        o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[GRAPHIC]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255


[GRAPHIC]
         How the Funds are managed


 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


 Annual investment advisory fee, as a % of average daily net assets

                                               Maximum     Actual fee
                                              advisory      paid last
                                                 fee       fiscal year

  Nations Short-Term Income Fund                 0.30%        0.21%
  Nations Short-Intermediate Government Fund     0.30%        0.29%
  Nations Government Securities Fund             0.50%        0.40%
  Nations Intermediate Bond Fund(1)              0.40%        0.40%
  Nations Bond Fund                              0.40%        0.42%
  Nations Strategic Income Fund                  0.50%        0.34%
  Nations High Yield Bond Fund(1)                0.55%        0.55%

(1)These Funds don't have their own investment adviser because they invest in Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BAALLC is the investment adviser to the Master Portfolio.

 Investment sub-advisers
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o  change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o  materially change a sub-advisory agreement with a sub-adviser.


 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]
             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255


 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                             BACAP Team

  Nations Short-Term Income Fund                 Fixed Income Management Team
  Nations Short-Intermediate Government Fund     Fixed Income Management Team
  Nations Government Securities Fund             Fixed Income Management Team
  Nations Intermediate Bond Fund(1)              Fixed Income Management Team
  Nations Bond Fund                              Fixed Income Management Team
  Nations Strategic Income Fund                  Fixed Income Management Team

(1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019


 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


 Prior performance of other high yield accounts managed by MacKay Shields

 Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CSFB High Yield Index for the periods ending December 31, 2000. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 2000


                                                    CSFB
                              MacKay Shields     High Yield
                               Composite (%)     Index (%)

  one year                           %                %
  three years                        %                %
  five years                         %                %
  since inception (7/1/91)           %                %

     Annual total returns as of December 31


                                             CSFB
                       MacKay Shields     High Yield
                        Composite (%)      Index (%)

  2000
  1999                  10.7%                3.3%
  1998                   5.0%                0.6%
  1997                  15.9%               12.6%
  1996                  19.6%               12.4%
  1995                  21.2%               17.4%
  1994                   2.6%               (1.0)%
  1993                  23.1%               18.9%
  1992                  23.4%               16.7%
  1991 (since 7/1/91)   12.8%               12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.


[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201


 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:


 Government & Corporate Bond Funds (except Nations High Yield Bond Fund)  0.22%
 Nations High Yield Bond Fund                                             0.23%


[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809


 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


[GRAPHIC]
               For more information about how to choose a share class, contact your investment professional or call us at 1.800.321.7854.

[GRAPHIC]
               Before you invest, please note that over time, distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.



[GRAPHIC]
         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares to new investors.

 Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                                           Nations
                                                      Short-Intermediate             Nations
                                                       Government Fund,            Government
                                                           Nations              Securities Fund,
                                                         Intermediate           Nations Strategic
                                 Nations                  Bond Fund,              Income Fund,
                                Short-Term                 Nations             Nations High Yield
Investor A Shares              Income Fund                Bond Fund                 Bond Fund
  Maximum amount you            no limit                  no limit                  no limit
  can buy

  Maximum front-end               1.00%                     3.25%                     4.75%
  sales charge

  Maximum deferred                none                      none                      none
  sales charge(1)

  Maximum annual                  0.25%                     0.25%                    0.25%
  distribution           distribution (12b-1)/     distribution (12b-1)/      distribution (12b-1)/
  and shareholder             service fee(2)            service fee               service fee
  servicing fees

  Conversion feature              none                      none                      none

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 50 for details.

(2)Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                                        Nations                 Nations
                                                  Short-Intermediate          Government
                                                   Government Fund,        Securities Fund,
                                                 Nations Intermediate      Nations Strategic
                                Nations               Bond Fund,             Income Fund,
                              Short-Term                Nations           Nations High Yield
Investor B Shares               Income                 Bond Fund               Bond Fund
  Maximum amount              $250,000                $250,000                 $250,000
  you can buy

  Maximum front-end             none                   none                      none
  sales charge

  Maximum deferred              none                  3.00%(1)                  5.00%(1)
  sales charge

  Redemption fee                none                   none                      none

  Maximum annual                0.75%                  0.75%                    0.75%
  distribution and          distribution           distribution             distribution
  shareholder             (12b-1) fee and        (12b-1) fee and          (12b-1) fee and
  servicing fees         0.25% service fee      0.25% service fee        0.25% service fee

  Conversion feature            none                    yes                     yes

(1)This charge decreases over time. Please see page 52 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 52 for details.


                                                       Nations                Nations
                                                 Short-Intermediate          Government
                                                  Government Fund,        Securities Fund,
                                                Nations Intermediate     Nations Strategic
                               Nations               Bond Fund,             Income Fund,
                              Short-Term               Nations           Nations High Yield
Investor C Shares            Income Fund              Bond Fund              Bond Fund
  Maximum amount              no limit               no limit                no limit
  you can buy

  Maximum                       none                   none                    none
  front-end sales
  charge

  Maximum deferred              1.00%                  1.00%                  1.00%
  sales charge(1)

  Redemption fee                none                   none                    none

  Maximum annual                0.75%                 0.75%                    0.75%
  distribution and          distribution           distribution            distribution
  shareholder            (12b-1) fee and         (12b-1) fee and          (12b-1) fee and
  servicing fees         0.25% service fee      0.25% service fee        0.25% service fee

  Conversion feature            none                   none                    none

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 55 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.


[GRAPHIC]
             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

          o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

          o you're reinvesting distributions


        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

Nations Short-Term Income Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
                                Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought               per share            per share          per share
$0-$99,999                          1.00%                1.01%                0.75%
$100,000-$249,999                   0.75%                0.76%                0.50%
$250,000-$999,999                   0.50%                0.50%                0.40%
$1,000,000 or more                  0.00%                0.00%                1.00%(1)


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
                                                                    Amount
                                                                    retained
                                                                    by selling
                          Sales charge          Sales charge        agents
                          as a % of the        as a % of the        as a % of the
                         offering price       net asset value       offering price
  Amount you bought         per share            per share          per share
$0-$99,999                   3.25%                3.36%                 3.00%
$100,000- $249,999           2.50%                2.56%                 2.25%
$250,000- $499,999           2.00%                2.04%                 1.75%
$500,000- $999,999           1.50%                1.53%                 1.25%
$1,000,000 or more           0.00%                0.00%                 1.00%(1)


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
                                Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought               per share            per share          per share
$0-$49,999                          4.75%                4.99%              4.25%
$50,000-$99,999                     4.50%                4.71%              4.00%
$100,000-$249,999                   3.50%                3.63%              3.00%
$250,000-$499,999                   2.50%                2.56%              2.25%
$500,000-$999,999                   2.00%                2.04%              1.75%
$1,000,000 or more                  0.00%                0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.


        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]
        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.


        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 57

        The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund


If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------   ---------------------------------------------------------------------
                                                                                    Shares
                                                                                     you
                                                                                    bought        Shares
                                       Shares                                    on or after       you
                                     you bought    Shares you bought between       1/1/1996       bought
                                        after       8/1/1997 and 11/15/1998       and before      before
                                     11/15/1998    in the following amounts:       8/1/1997      1/1/1996
                                    ------------   --------------------------   -------------   ---------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them           3.0%            3.0%           2.0%           none          4.0%

 the second year you own them          3.0%            2.0%           1.0%           none          3.0%

 the third year you own them           2.0%            1.0%           none           none          3.0%

 the fourth year you own them          1.0%            none           none           none          2.0%

 the fifth year you own them           none            none           none           none          2.0%

 the sixth year you own them           none            none           none           none          1.0%

 after six years of owning them        none            none           none           none          none


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
--------------------------------- -------------------------------------------------------------------------
                                                                                        Shares
                                                                                         you
                                                                                        bought      Shares
                                     Shares                                          on or after     you
                                   you bought       Shares you bought between          1/1/1996     bought
                                      after          8/1/1997 and 11/15/1998          and before    before
                                   11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                  ------------ ------------------------------------ ------------- ---------
                                                              $250,000-   $500,000-
                                                $0-$249,999    $499,999   $999,999
 the first year you own them         5.0%         4.0%         3.0%        2.0%         none         5.0%

 the second year you own them        4.0%         3.0%         2.0%        1.0%         none         4.0%

 the third year you own them         3.0%         3.0%         1.0%        none         none         3.0%

 the fourth year you own them        3.0%         2.0%         none        none         none         2.0%

 the fifth year you own them         2.0%         1.0%         none        none         none         2.0%

 the sixth year you own them         1.0%         none         none        none         none         1.0%

 after six years of owning them      none         none         none        none         none         none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998

$0-$249,999                                    six years
$250,000-$499,999                              six years
$500,000-$999,999                              five years
  before August 1, 1997                        six years


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund

                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
  after November 15, 1998                       eight years
  between August 1, 1997
  and November 15, 1998

$0-$249,999                                      nine years
$250,000-$499,999                                six years
$500,000-$999,999                                five years
  before August 1, 1997                          eight years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

        o Conversions are free from federal tax.

[GRAPHIC]
        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 57


        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.



[GRAPHIC]
             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge


        Front-end sales charges
        (Investor A Shares)


        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o banks, trust companies and thrift institutions, acting as fiduciaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o employees or partners of any service provider to the Funds

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o the following retirement plan distributions:

          o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          o a tax-free return of an excess contribution to an IRA

          o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

          o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

          o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

          o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

          o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]
             When you sell shares of a mutual, fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares


 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                          Ways to
                       buy, sell or                How much you can buy,
                         exchange                    sell or exchange                              Other things to know
                    -------------------    ---------------------------------------  ------------------------------------------------
Buying shares       In a lump sum          minimum initial investment:              There is no limit to the amount you can invest
                                           o $1,000 for regular accounts            in Investor A and C Shares. You can invest up to
                                           o $500 for traditional and Roth IRA      $250,000 in Investor B Shares.
                                             accounts
                                           o $250 for certain fee-based accounts    Investor B Shares are only available to existing
                                           o no minimum for certain retirement      customers of Nations Short-Term Income Fund.
                                             plan accounts like 401(k) plans and
                                             SEP accounts, but other restrictions
                                             apply
                                           minimum additional investment:
                                           o $100 for all accounts

                      Using our            minimum initial investment:              You can buy shares twice a month, monthly or
                     Systematic            o $100                                   quarterly, using automatic transfers from your
                     Investment Plan       minimum additional investment:           bank account.
                                           o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum          o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                             shares by telephone, otherwise there   selling and send you or your selling agent the
                                             are no limits to the amount you can    balance, usually within three business days of
                                             sell                                   receiving your order.
                                           o other restrictions may apply to        If you paid for your shares with a check that
                                             withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                             accounts                               when you sell those shares for at least 15 days
                                                                                    after the trade date of the purchase, or until
                                                                                    the check has cleared.

                    Using our              o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                       to set up the plan. You can make withdrawals
                    Withdrawal Plan                                                 monthly, quarterly or yearly. We'll send your
                                                                                    money by check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of your
                                                                                    shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum          o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                                    Investor A Shares of any other Nations Fund,
                                                                                    except Index Funds. You won't pay a front-end
                                                                                    sales charge, CDSC or redemption fee on the
                                                                                    shares you're exchanging.
                                                                                    You can exchange your Investor B Shares for:
                                                                                    o Investor B Shares of any other Nations Fund,
                                                                                      except Nations Funds Money Market Funds
                                                                                    o Investor B Shares of Nations Reserves Money
                                                                                      Market Funds
                                                                                    You can exchange your Investor C Shares for:
                                                                                    o Investor C Shares of any other Nations Fund,
                                                                                      except Nations Funds Money Market Funds
                                                                                    o Investor C Shares of Nations Reserves Money
                                                                                      Market Funds
                                                                                    If you received Investor C Shares of a Fund from
                                                                                    an exchange of Investor A Shares of a Managed
                                                                                    Index Fund, you can also exchange these shares
                                                                                    for Investor A Shares of an Index Fund.
                                                                                    You won't pay a CDSC on the shares you're
                                                                                    exchanging.

                     Using our             o minimum $25 per exchange               You must already have an investment in the
                    Automatic                                                       Funds into which you want to exchange. You can
                    Exchange Feature                                                make exchanges monthly or quarterly.

[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.


 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]
             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


     Minimum initial investment
     The minimum initial amount you can buy is usually $1,000.


     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o   $500 for traditional and Roth individual retirement accounts
              (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o   $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
              IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

        o   You can buy shares twice a month, monthly or quarterly.

        o You can choose to have us transfer your money on or about the 15th or the last day of the month.

        o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]
               For more information about telephone orders, see page 61.



[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell you shares.

          o   We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o   under certain other circumstances allowed under the 1940 Act


 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

        o   Your account balance must be at least $10,000 to set up the plan.

        o If you set up the plan after you've opened your account, your signature must be guaranteed.

        o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

        o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

        o We'll send you a check or deposit the money directly to your bank account.

        o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares


        You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


     Exchanging Investor A Shares

        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

          o If you received Investor A Shares of Nations Short-Term Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds; or

          o   Investor B Shares of Nations Reserves Money Market Funds.


          A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

     Exchanging Investor B Shares
     You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o   Investor B Shares of Nations Reserves Money Market Funds


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.


     Exchanging Investor C Shares
     You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o   Investor C Shares of Nations Reserves Money Market Funds


        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


     Here's how automatic exchanges work:

          o   Send your request to PFPC in writing or call 1.800.321.7854.

          o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

          o   The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.


[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

  Distribution (12b-1) and shareholder servicing fees
  Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


  The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares                 0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares                 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares                 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

(1) Nations Short-Term Income Fund pays this fee under a separate servicing plan.


 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

        o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

        o   additional amounts on all sales of shares:

            o   up to 1.00% of the offering price per share of Investor A Shares

            o   up to 1.00% of the net asset value per share of Investor B
                Shares

            o   up to 1.00% of the net asset value per share of Investor C
                Shares

        o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAALLC, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

[GRAPHIC]
         Distributions and taxes


About distributions
A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. All of the Funds, except Nations Intermediate Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund declares and pays distributions of net investment income monthly.

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about taxes, please see the SAI.


 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss), generally are taxable to you as net capital gain. Corporate shareholders won't be able to deduct any distributions from a Fund when determining their taxable income.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o   the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]
         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Short-Term Income Fund                  For a Share outstanding throughout each period

                                                 Year ended       Year ended      Year ended      Year ended      Year ended
Investor A Shares                                 03/31/01         03/31/00        03/31/99        03/31/98        03/31/97#
 Operating performance:
Net asset value, beginning of period               $ 9.51           $ 9.79        $ 9.77          $ 9.68            $ 9.76
Net investment income                                0.56             0.54          0.54            0.54              0.56
 Net realized and unrealized gain/(loss) on
 investments                                         0.30            (0.28)         0.02            0.09             (0.08)
Net increase/(decrease) in net asset value from
 operations                                          0.86             0.26          0.56            0.63              0.48
 Distributions:
Dividends from net investment income                (0.56)           (0.54)        (0.54)          (0.54)            (0.56)
Total dividends and distributions                   (0.56)           (0.54)        (0.54)          (0.54)            (0.56)
 Net asset value, end of period                    $ 9.81           $ 9.51        $ 9.79          $ 9.77            $ 9.68
Total return++                                       9.28%            2.76%         5.85%           6.67%             5.04%
=================================================   =======          =======       =======         =======           =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $7,658          $11,831       $14,652         $13,688            $6,169
Ratio of operating expenses to average net assets    0.76%(a)         0.73%(a)      0.70%(a)        0.76%(a)(b)       0.75%(b)
 Ratio of net investment income to average net
 assets                                              5.79%            5.63%         5.50%           5.55%             5.77%
Portfolio turnover rate                                42%              62%           64%             66%              172%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       0.86%(a)         0.88%(a)      1.05%(a)        1.06%(a)          1.05%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Term Income Fund                         For a Share outstanding throughout each period

                                                   Year ended      Year ended     Year ended       Year ended        Year ended
Investor B Shares                                   03/31/01        03/31/00       03/31/99         03/31/98          03/31/97#
 Operating performance:
Net asset value, beginning of period               $ 9.51           $ 9.79          $ 9.77           $ 9.68            $ 9.76
Net investment income                                0.48             0.51            0.52             0.53              0.55
 Net realized and unrealized gain/(loss) on
 investments                                         0.29            (0.28)           0.02             0.09             (0.08)
Net increase/(decrease) in net asset value from
 operations                                          0.77             0.23            0.54             0.62              0.47
 Distributions:
Dividends from net investment income                (0.48)           (0.51)          (0.52)           (0.53)            (0.55)
Total dividends and distributions                   (0.48)           (0.51)          (0.52)           (0.53)            (0.55)
 Net asset value, end of period                    $ 9.80           $ 9.51          $ 9.79           $ 9.77            $ 9.68
Total return++                                       8.36%            2.40%           5.70%            6.51%             4.89%
=================================================   =======          =======         =======          =======           =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $2,515           $2,914          $5,825           $4,602            $5,536
Ratio of operating expenses to average net assets    1.51%(a)         1.05%(a)        0.85%(a)         0.91%(a)(b)       0.90%(b)
 Ratio of net investment income to average net
 assets                                              5.04%            5.31%           5.35%            5.40%             5.62%
Portfolio turnover rate                                42%              62%             64%              66%              172%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.61%(a)         1.63%(a)        1.80%(a)         1.21%(a)          1.20%

++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund                         For a Share outstanding throughout each period


                                                       Year ended     Year ended   Year ended        Year ended      Year ended
Investor C Shares                                       03/31/01       03/31/00     03/31/99          03/31/98        03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 9.51         $ 9.79         $ 9.77          $ 9.68            $ 9.76
Net investment income                                    0.48           0.47           0.52            0.53              0.55
 Net realized and unrealized gain/(loss) on
 investments                                             0.29          (0.28)          0.02            0.09             (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.77           0.19           0.54            0.62              0.47
 Distributions:
Dividends from net investment income                    (0.48)         (0.47)         (0.52)          (0.53)            (0.55)
Total dividends and distributions                       (0.48)         (0.47)         (0.52)          (0.53)            (0.55)
 Net asset value, end of period                        $ 9.80         $ 9.51         $ 9.79          $ 9.77            $ 9.68
Total return++                                           8.37%          1.97%          5.64%           6.51%             4.89%
======================================================  =======        =======        =======         =======           =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $  833         $  987         $1,744          $2,992            $4,063
Ratio of operating expenses to average net assets        1.51%(a)       1.50%(a)       1.01%(a)        0.91%(a)(b)       0.90%(b)
 Ratio of net investment income to average net assets    5.04%          4.86%          5.19%           5.40%             5.62%
Portfolio turnover rate                                    42%            62%            64%             66%              172%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.61%(a)       1.63%(a)       1.80%(a)        1.21%(a)          1.20%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Intermediate
Government Fund                                      For a Share outstanding throughout each period

                                                      Year ended       Year ended     Year ended     Year ended    Year ended
Investor A Shares                                      03/31/01         03/31/00       03/31/99       03/31/98      03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 3.94           $ 4.10        $ 4.12          $ 3.99       $ 4.07
Net investment income                                    0.22             0.22          0.21             0.22        0.22
 Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)        (0.02)            0.13       (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.43             0.06          0.19             0.35        0.14
 Distributions:
Dividends from net investment income                    (0.22)           (0.22)        (0.21)           (0.22)      (0.22)
Total dividends and distributions                       (0.22)           (0.22)        (0.21)           (0.22)      (0.22)
 Net asset value, end of period                        $ 4.15           $ 3.94        $ 4.10           $ 4.12      $ 3.99
Total return++                                          11.31%            1.43%         4.76%            8.89%       3.51%
======================================================  =======          =======       =======         =======      =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $44,244          $45,341       $44,793           $49,478    $42,468
Ratio of operating expenses to average net assets        0.82%(a)         0.80%(a)      0.78%(a)          0.81%      0.83%(a)(b)
 Ratio of net investment income to average net assets    5.54%            5.39%         5.16%             5.33%      5.53%
Portfolio turnover rate                                   108%             177%          242%              538%       529%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.84%(a)         0.90%(a)      1.03%(a)          1.01%      1.03%(a)

+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than 0.01%.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                                            For a Share outstanding through each period

                                                       Year ended       Year ended   Year ended     Year ended     Year ended
Investor B Shares                                       03/31/01         03/31/00     03/31/99       03/31/98       03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 3.94           $ 4.10       $ 4.12           $ 3.99        $ 4.07
Net investment income                                    0.19             0.19         0.19             0.20          0.20
 Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)       (0.02)            0.13         (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03         0.17             0.33          0.12
 Distributions:
Dividends from net investment income                    (0.19)           (0.19)       (0.19)            (0.20)       (0.20)
Total dividends and distributions                       (0.19)           (0.19)       (0.19)            (0.20)       (0.20)
 Net asset value, end of period                        $ 4.15           $ 3.94       $ 4.10           $ 4.12        $ 3.99
Total return++                                          10.46%            0.70%        4.14%             8.35%        3.10%
======================================================  =======          =======      =======          =======       =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $8,197           $8,400       $9,591            $9,815      $10,788
Ratio of operating expenses to average net assets        1.59%(a)         1.51%(a)     1.38%(a)          1.34%        1.23%(a)(b)
 Ratio of net investment income to average net assets    4.77%            4.68%        4.56%             4.80%        5.13%
Portfolio turnover rate                                   108%             177%         242%              538%         529%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.59%(a)         1.65%(a)     1.78%(a)          1.54%        1.43%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Intermediate
Government Fund                                                     For a Share outstanding throughout each period


                                                       Year ended       Year ended    Year ended     Year ended     Year ended
Investor C Shares                                       03/31/01         03/31/00      03/31/99       03/31/98       03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 3.93           $ 4.09        $ 4.12           $ 3.99        $ 4.07
Net investment income                                    0.19             0.19          0.19             0.20          0.21
 Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)        (0.03)            0.13         (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03          0.16             0.33          0.13
 Distributions:
Dividends from net investment income                    (0.19)           (0.19)        (0.19)            (0.20)       (0.21)
Total dividends and distributions                       (0.19)           (0.19)        (0.19)            (0.20)       (0.21)
 Net asset value, end of period                        $ 4.14           $ 3.93        $ 4.09           $ 4.12        $ 3.99
Total return++                                          10.49%            0.74%         4.05%             8.45%        3.21%
======================================================  =======          =======       =======          =======       =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $1,079           $  661        $1,190            $1,808       $8,334
Ratio of operating expenses to average net assets        1.59%(a)         1.54%(a)      1.34%(a)          1.31%        1.13%(a)(b)
 Ratio of net investment income to average net assets    4.77%            4.65%         4.60%             4.83%        5.23%
Portfolio turnover rate                                   108%             177%          242%              538%         529%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.59%(a)         1.65%(a)      1.78%(a)          1.51%        1.33%(a)


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                                           For a Share outstanding throughout each period

                                                    Year ended       Year ended     Year ended      Year ended       Year ended
Investor A Shares                                    03/31/01         03/31/00       03/31/99#       03/31/98         03/31/97#
 Operating performance:
Net asset value, beginning of period                  $ 9.37           $ 9.86        $ 9.90          $ 9.39             $ 9.67
Net investment income                                   0.57             0.57          0.56            0.52               0.58
 Net realized and unrealized gain/(loss) on
 investments                                            0.49            (0.50)        (0.05)           0.51              (0.30)
Net increase/(decrease) in net asset value from
 operations                                             1.06             0.07          0.51            1.03               0.28
 Distributions:
Dividends from net investment income                   (0.57)           (0.56)        (0.55)          (0.52)             (0.56)
Distributions from capital                                --               --            --              --              (0.00)(b)
 Total dividends and distributions                     (0.57)           (0.56)        (0.55)          (0.52)             (0.56)
Net asset value, end of period                        $ 9.86           $ 9.37        $ 9.86          $ 9.90             $ 9.39
 Total return++                                        11.70%            0.80%         5.16%          11.37%              2.92%
=====================================================  =======          =======       =======         =======            ========
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                 $57,641          $57,485       $19,167          $8,509             $9,852
 Ratio of operating expenses to average net assets      0.96%(a)         1.03%(a)      0.98%(a)        1.10%(a)(b)        1.05%
Ratio of net investment income to average net assets    5.96%            5.92%         5.45%           5.38%              6.03%
 Portfolio turnover rate                                 183%             348%          600%            303%               468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.11%(a)         1.15%         1.09%(a)        1.24%(a)           1.19%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Government Securities
Fund                                                            For a Share outstanding throughout each period

                                                    Year ended       Year ended      Year ended     Year ended      Year ended
Investor B Shares                                    03/31/01         03/31/00        03/31/99#      03/31/98        03/31/97#
 Operating performance:
Net asset value, beginning of period                  $ 9.38           $ 9.86        $ 9.90          $ 9.39             $  9.67
Net investment income                                   0.50             0.49          0.49            0.47                0.54
 Net realized and unrealized gain/(loss) on
 investments                                            0.49            (0.48)        (0.04)           0.51               (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.99             0.01          0.45            0.98                0.24
 Distributions:
Dividends from net investment income                   (0.50)           (0.49)        (0.49)          (0.47)              (0.52)
Distributions from capital                                --               --            --              --               (0.00)##
 Total dividends and distributions                     (0.50)           (0.49)        (0.49)          (0.47)              (0.52)
Net asset value, end of period                        $ 9.87           $ 9.38        $ 9.86          $ 9.90             $  9.39
 Total return++                                        10.86%            0.22%         4.53%          10.78%               2.51%
====================================================== =======          =======       =======         =======            ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $27,544          $26,988       $30,109         $32,391            $38,807
 Ratio of operating expenses to average net assets      1.71%(a)         1.72%(b)      1.58%(a)        1.63%(a)(b)         1.45%
Ratio of net investment income to average net assets    5.21%            5.23%         4.85%           4.85%               5.63%
 Portfolio turnover rate                                 183%             348%          600%            303%                468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.86%(a)         1.90%         1.84%(a)        1.77%(a)            1.59%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                                 For a Share outstanding throughout each period


                                                      Year ended       Year ended     Year ended       Year ended      Year ended
Investor C Shares                                      03/31/01         03/31/00       03/31/99#        03/31/98        03/31/97#
 Operating performance:
Net asset value, beginning of period                  $ 9.34           $ 9.86         $ 9.90            $ 9.39           $ 9.67
Net investment income                                   0.52             0.49           0.49              0.48             0.55
 Net realized and unrealized gain/(loss) on
 investments                                            0.48            (0.52)         (0.04)             0.51            (0.30)
Net increase/(decrease) in net asset value from
 operations                                             1.00            (0.03)          0.45              0.99             0.25
 Distributions:
Dividends from net investment income                   (0.50)           (0.49)         (0.49)            (0.48)           (0.53)
Distributions from capital                                --               --             --                --            (0.00)##
 Total dividends and distributions                     (0.50)           (0.49)         (0.49)            (0.48)           (0.53)
Net asset value, end of period                        $ 9.84           $ 9.34         $ 9.86            $ 9.90           $ 9.39
 Total return++                                        11.03%           (0.22)%         4.52%            10.84%            2.67%
=====================================================  =======          =======      = =======           =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,213           $  238         $  213            $  735           $1,835
 Ratio of operating expenses to average net assets      1.71 (a)         1.78%(b)       1.59%(a)          1.58%(a)(b)      1.30%
Ratio of net investment income to average net assets    5.21%            5.17%          4.84%             4.90%            5.78%
 Portfolio turnover rate                                1.83%             348%           600%              303%             468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.86%(a)         1.90%          1.84%(a)          1.72%(a)         1.44%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Bond Fund                      For a Share outstanding throughout each period

                                                    Year ended   Period ended  Period ended   Year ended   Year ended   Year ended
Investor A Shares*,**                                03/31/01      03/31/00      05/14/99      02/28/99     02/28/98    02/28/97***
 Operating performance:
Net asset value, beginning of period                  $ 9.15       $ 9.50        $ 9.52          $ 9.69       $ 9.54       $ 9.75
Net investment income                                   0.56         0.46          0.10            0.50         0.49         0.52
 Net realized and unrealized gain (loss) on
 investments                                            0.40        (0.34)        (0.04)          (0.03)        0.20        (0.15)
Net increase in net asset value from operations         0.96         0.12          0.06            0.47         0.69         0.37
 Distributions:
Dividends from net investment income                   (0.56)       (0.47)        (0.08)          (0.53)       (0.51)       (0.52)
Distributions from net realized capital gains             --           --            --           (0.11)       (0.03)       (0.06)
 Total dividends and distributions                     (0.56)       (0.47)        (0.08)          (0.64)       (0.54)       (0.58)
Net asset value, end of period                        $ 9.55       $ 9.15        $ 9.50          $ 9.52       $ 9.69       $ 9.54
 Total return++                                        10.88%        1.34%         0.66%           4.89%        7.40%        3.92%
====================================================  =======      =======       =======        =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $62,617      $45,207       $61,412         $63,404      $41,875      $22,937
 Ratio of operating expenses to average net assets      1.03%       1.06%+         1.09%+          0.90%        0.90%        0.75%
Ratio of net investment income to average net
 assets                                                 6.06%       5.83%+         4.90%+          5.14%        5.50%        5.45%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.06%       1.30%+         1.12%+          0.90%        1.21%        2.26%


* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A
Shares, which were reorganized into the Intermediate Bond Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Seafirst shares converted into Investor A Shares on June 23, 2000.
*** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
+Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Intermediate Bond Fund                         For a Share outstanding throughout each period

                                                       Year ended     Period ended
Investor B Shares                                       03/31/01       03/31/00*
 Operating performance:
Net asset value, beginning of period                    $ 9.13         $ 9.52
Net investment income                                     0.47           0.22
 Net realized and unrealized gain/(loss) on
 investments                                              0.42          (0.36)
Net increase/(decrease) in net asset value from
 operations                                               0.89          (0.14)
 Distributions:
 Dividends from net investment income                     (0.51)        (0.25)
Distributions from net realized capital gains                --            --
 Total dividends and distributions                        (0.51)        (0.25)
Net asset value, end of period                           $ 9.51         $ 9.13
 Total return ++                                           9.99%         1.33%
======================================================   =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,290         $  256
 Ratio of operating expenses to average net assets         1.78%         1.81%+
Ratio of net investment income to average net assets       5.31%         5.08%+
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.81%         2.05%+

* Intermediate Bond Fund Investor B Shares commenced operations on October 20,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.


Nations Intermediate Bond Fund                     For a Share outstanding throughout each period

                                                    Year ended  Period ended  Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                   03/31/01     03/31/00      05/14/99      02/28/99     02/28/98     02/28/97**
 Operating performance:
Net asset value, beginning of period                $  9.32      $ 9.56        $ 9.59         $ 9.72       $ 9.54       $ 9.53
Net investment income                                  0.47        0.34          0.09           0.46         0.44         0.31
 Net realized and unrealized gain/(loss) on
 investments                                           1.09       (0.23)        (0.04)             --        0.19         0.07
Net increase in net asset value from operations        1.56        0.11          0.05           0.46         0.63         0.38
 Distributions:
Dividends from net investment income                  (0.41)      (0.35)        (0.08)          (0.48)       (0.42)      (0.31)
Distributions from net realized capital gains            --          --            --           (0.11)       (0.03)      (0.06)
 Total dividends and distributions                    (0.41)      (0.35)        (0.08)          (0.59)       (0.45)      (0.37)
Net asset value, end of period                      $ 10.47      $ 9.32        $ 9.56          $ 9.59       $ 9.72      $ 9.54
 Total return++                                       17.06%       1.18%         0.47%           4.76%        6.80%       3.73%
==================================================== =======      =======       =======        =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  797      $   15        $  469          $  495       $  513      $  332
 Ratio of operating expenses to average net assets     1.78%       1.81%+        1.57%+          1.39%        1.39%       1.43%+
Ratio of net investment income to average net
 assets                                                5.31%       5.08%+        4.42%+          4.67%        4.99%       5.41%+
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.81%       2.05%+        1.84%+          1.65%        1.73%       2.71%+

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K
Shares, which were reorganized into the Intermediate Bond Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
** Intermediate Bond Investor C Shares commenced operations on November 20,
1996.
+ Annualized.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Bond Fund                                  For a Share outstanding throughout each period

                                                   Year ended     Year ended   Year ended        Year ended          Year ended
Investor A Shares                                   03/31/01       03/31/00     03/31/99          03/31/98            03/31/97#
 Operating performance:
Net asset value, beginning of period               $ 9.37            $ 9.93     $ 10.03           $  9.62               $ 9.93
Net investment income                                0.60              0.57       0.57              0.56                 0.56
 Net realized and unrealized gain/(loss) on
 investments                                         0.41             (0.52)     (0.04)             0.41                (0.20)
Net increase/(decrease) in net asset value from
 operations                                          1.01              0.05       0.53              0.97                 0.36
 Distributions:
Dividends from net investment income                (0.60)            (0.57)     (0.57)            (0.56)               (0.56)
Distributions from net realized capital gains       (0.00)            (0.04)     (0.06)              --                 (0.11)##
 Distributions from capital                          0.00                --        --                --                 (0.00)(b)
Total dividends and distributions                   (0.60)            (0.61)     (0.63)            (0.56)               (0.67)
 Net asset value, end of period                    $ 9.78            $ 9.37    $  9.93           $ 10.03               $ 9.62
Total return++                                      11.11%             0.74%      5.40%            10.30%                3.70%
==================================================  =======           =======   =======           =======               ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $27,220           $23,420    $32,119           $26,054               $6,345
Ratio of operating expenses to average net assets    0.92%(a)          0.90%      0.88%(a)          0.92%(a)(b)          0.91%(a)
 Ratio of net investment income to average net
 assets                                              6.28%             5.97%      5.66%             5.66%                5.78%
Portfolio turnover rate                               120%               63%      107%              244%                  368%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       0.92%(a)          0.94%      1.03%(a)          1.03%(b)             1.01%(b)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Bond Fund                                     For a Share outstanding throughout each period

                                                      Year ended     Year ended    Year ended     Year ended       Year ended
Investor B Shares                                      03/31/01       03/31/00      03/31/99       03/31/98         03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 9.37          $ 9.93      $ 10.03         $  9.62            $ 9.93
Net investment income                                    0.52            0.50         0.51            0.51              0.52
 Net realized and unrealized gain/(loss) on
 investments                                             0.41           (0.52)       (0.04)           0.41             (0.20)
Net increase/(decrease) in net asset value from
 operations                                              0.93           (0.02)        0.47            0.92              0.32
 Distributions:
Dividends from net investment income                    (0.52)          (0.50)       (0.51)          (0.51)            (0.52)
Distributions from net realized capital gains            0.00           (0.04)       (0.06)             --             (0.11)
 Distributions from capital                              0.00              --           --              --             (0.00)##
Total dividends and distributions                       (0.52)          (0.54)       (0.57)          (0.51)            (0.63)
 Net asset value, end of period                        $ 9.78          $ 9.37      $  9.93         $ 10.03            $ 9.62
Total return++                                          10.29%           0.05%        4.76%           9.73%             3.23%
======================================================  =======        =======      =======         =======            =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $6,994          $5,637       $5,440          $2,662            $2,109
Ratio of operating expenses to average net assets        1.67%(a)        1.59%        1.48%(a)        1.47%(a)(b)       1.36%(a)
 Ratio of net investment income to average net assets    5.53%           5.28%        5.06%           5.11%             5.33%
Portfolio turnover rate                                   120%             63%         107%            244%               368%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.67%(a)        1.69%        1.78%(a)        1.58%(b)          1.46%(a)


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                                     For a Share outstanding throughout each period

                                                       Year ended     Year ended   Year ended         Year ended      Year ended
Investor C Shares                                       03/31/01       03/31/00     03/31/99           03/31/98        03/31/97#
 Operating performance:
Net asset value, beginning of period                   $ 9.37           $ 9.93     $ 10.03           $  9.62            $ 9.93
Net investment income                                    0.52             0.48        0.51              0.52              0.53
 Net realized and unrealized gain/(loss) on
 investments                                             0.41            (0.52)      (0.04)             0.41             (0.20)
Net increase/(decrease) in net asset value from
 operations                                              0.93            (0.04)       0.47              0.93              0.33
 Distributions:
Dividends from net investment income                    (0.52)           (0.48)      (0.51)            (0.52)            (0.53)
Distributions from net realized capital gains            0.00            (0.04)      (0.06)              --              (0.11)
 Distributions from capital                              0.00               --          --               --              (0.00)##
Total dividends and distributions                       (0.52)           (0.52)      (0.57)            (0.52)            (0.64)
 Net asset value, end of period                        $ 9.78           $ 9.37     $  9.93           $ 10.03            $ 9.62
Total return++                                          10.28%           (0.24)%      4.90%             9.87%             3.38%
======================================================= =======          =======    =======           =======            =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $1,321           $  934      $1,137            $  943            $1,068
Ratio of operating expenses to average net assets        1.67%(a)         1.67%       1.40%(a)          1.42%(a)(b)       1.21%(a)
 Ratio of net investment income to average net assets    5.53%            5.20%       5.14%             5.16%             5.48%
Portfolio turnover rate                                   120%              63%       107%              244%               368%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.67%(a)         1.69%       1.78%(a)          1.53%(b)          1.31%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Strategic Income Fund                                        For a Share outstanding throughout each period


                                                        Year ended     Year ended   Year ended       Year ended       Year ended
Investor A Shares                                        03/31/01#      03/31/00     03/31/99#        03/31/98         03/31/97#
 Operating performance:
Net asset value, beginning of period                    $ 9.52      $ 10.31          $ 10.55         $ 10.11          $ 10.42
Net investment income                                     0.63         0.65            0.63             0.63             0.66
 Net realized and unrealized gain/(loss) on
 investments                                              0.36        (0.79)          (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                               0.99        (0.14)           0.49             1.07             0.48
 Distributions:
Dividends from net investment income                     (0.63)       (0.65)          (0.63)           (0.63)           (0.66)
Distributions from net realized capital gains               --        (0.00)(b)       (0.10)             --             (0.13)
 Total dividends and distributions                       (0.63)       (0.65)          (0.73)           (0.63)           (0.79)
Net asset value, end of period                          $ 9.88       $ 9.52         $ 10.31          $ 10.55          $ 10.11
 Total return++                                          10.80%       (1.30)%          4.74%           10.80%            4.71%
======================================================  =======      ========        =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $29,102      $30,870         $12,954          $11,946          $11,662
 Ratio of operating expenses to average net assets        0.97%        0.96%(a)        0.95%(a)         0.98%(a)         1.00%(a)
Ratio of net investment income to average net assets      6.51%        6.55%           6.02%            6.02%            6.48%
 Portfolio turnover rate                                   238%         107%             94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.09%        1.15%(a)        1.05%(a)         1.08%(a)         1.10%(a)


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents less than $0.01 per share.

Nations Strategic Income Fund                         For a Share outstanding throughout each period


                                                      Year ended    Year ended    Year ended       Year ended       Year ended
Investor B Shares                                      03/31/01      03/31/00      03/31/99#        03/31/98         03/31/97#
 Operating performance:
Net asset value, beginning of period                    $ 9.52      $ 10.31      $ 10.55          $ 10.11          $ 10.42
Net investment income                                     0.56         0.59         0.57             0.57             0.61
 Net realized and unrealized gain/(loss) on
 investments                                              0.37        (0.79)       (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                               0.93        (0.20)        0.43             1.01             0.43
 Distributions:
Dividends from net investment income                     (0.56)       (0.59)       (0.57)           (0.57)           (0.61)
Distributions from net realized capital gains               --        (0.00)(c)    (0.10)             --             (0.13)
 Total dividends and distributions                       (0.56)       (0.59)       (0.67)           (0.57)           (0.74)
Net asset value, end of period                          $ 9.89      $  9.52      $ 10.31          $ 10.55          $ 10.11
 Total return++                                          10.08%       (1.98)%       4.11%           10.18%            4.18%
======================================================  =======      ========     =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $50,251      $55,946      $67,651          $65,248          $70,631
 Ratio of operating expenses to average net assets        1.72%        1.65%(a)     1.55%(a)         1.55%(a)         1.50%(a)
Ratio of net investment income to average net assets      5.76%        5.86%        5.42%            5.45%            5.98%
 Portfolio turnover rate                                   238%         107%          94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.84%        1.90%(a)     1.80%(a)         1.65%(a)         1.60%(a)

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents less than $0.01 per share.


Nations Strategic Income Fund                                     For a Share outstanding throughout each period

                                                   Year ended     Year ended   Year ended       Year ended       Year ended
Investor C Shares                                   03/31/01       03/31/00     03/31/99#        03/31/98         03/31/97#
 Operating performance:
Net asset value, beginning of period                 $ 9.52       $ 10.31      $ 10.55          $ 10.11          $ 10.42
Net investment income                                  0.56          0.58         0.57             0.58             0.63
 Net realized and unrealized gain/(loss) on
 investments                                           0.36        (0.79)        (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                            0.92        (0.21)         0.43             1.02             0.45
 Distributions:
Dividends from net investment income                  (0.56)       (0.58)        (0.57)           (0.58)           (0.63)
Distributions from net realized capital gains            --        (0.00)(b)     (0.10)              --            (0.13)
 Total dividends and distributions                    (0.56)       (0.58)        (0.67)           (0.58)           (0.76)
Net asset value, end of period                       $ 9.88      $  9.52       $ 10.31          $ 10.55          $ 10.11
 Total return++                                        9.98%       (2.04)%        4.09%           10.27%            4.44%
==================================================== =======      ========      =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,527       $1,202        $1,474           $2,090           $3,343
 Ratio of operating expenses to average net assets     1.72%        1.71%(a)      1.56%(a)         1.46%(a)         1.25%(a)
Ratio of net investment income to average net
 assets                                                5.76%        5.80%         5.41%            5.54%            6.23%
 Portfolio turnover rate                                238%         107%           94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.84%        1.90%(a)      1.80%(a)         1.56%(a)         1.35%(a)


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Amount represents less than $0.01 per share.

Nations High Yield Bond Fund                      For a Share outstanding throughout each period


                                                  Year ended     Period ended
Investor A Shares                                  03/31/01       03/31/00*#
 Operating performance:
Net asset value, beginning of period              $ 9.88         $ 10.00
Net investment income                               1.04            0.08
 Net realized and unrealized gain (loss) on
 investments                                        (0.66)         (0.12)
Net increase (decrease) in net asset value from
 operations                                         (0.38)         (0.04)
 Distributions:
Dividends from net investment income                (1.04)         (0.08)
Distributions from net realized capital gains          --           0.00
 Total dividends and distributions                  (1.04)         (0.08)
Net asset value, end of period                     $ 9.22        $  9.88
 Total return++                                      3.99%         (0.33)%
================================================   =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $8,344         $  371
 Ratio of operating expenses to average net
 assets                                              1.18%          1.18%+
Ratio of net investment income to average net
 assets                                             11.74%          6.78%+
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      1.70%         12.91%+

* High Yield Bond Fund Investor A Shares commenced operations on February 14,
2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund                        For a Share outstanding throughout each period

                                                 Year ended     Period ended
Investor B Shares                                 03/31/01       03/31/00*#
 Operating performance:
Net asset value, beginning of period                $ 9.88       $ 10.00
Net investment income                                 1.01          0.07
 Net realized and unrealized gain (loss) on
 investments                                         (0.71)       (0.12)
Net increase (decrease) in net asset value from
 operations                                           0.30        (0.05)
 Distributions:
Dividends from net investment income                 (0.97)       (0.07)
Distributions from net realized capital gains           --         0.00
 Total dividends and distributions                   (0.97)       (0.07)
Net asset value, end of period                      $ 9.21      $  9.88
 Total return++                                       3.29%       (0.47)%
================================================    =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $22,106       $3,426
 Ratio of operating expenses to average net
 assets                                               1.93%        1.93%+
Ratio of net investment income to average net
 assets                                              10.99%        6.03%+
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       2.45%       13.66%+

* High Yield Bond Fund Investor B Shares commenced operations on February 14,
2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund                     For a Share outstanding throughout each period

                                                  Year ended     Period ended
Investor C Shares                                  03/31/01       03/31/00*#
 Operating performance:
Net asset value, beginning of period              $ 9.87         $ 10.02
Net investment income                               0.98            0.04
 Net realized and unrealized gain (loss) on
 investments                                       (0.69)          (0.12)
Net increase (decrease) in net asset value from
 operations                                         0.29           (0.08)
 Distributions:
Dividends from net investment income               (0.97)          (0.07)
Distributions from net realized capital gains         --            0.00
 Total dividends and distributions                 (0.97)          (0.07)
Net asset value, end of period                    $ 9.19         $  9.87
 Total return++                                     3.20%          (0.76)%
================================================   =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $1,891          $   59
 Ratio of operating expenses to average net
 assets                                             1.93%           1.93%+
Ratio of net investment income to average net
 assets                                            10.99%           6.03%+
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     2.45%          13.66%+

* High Yield Bond Fund Investor C Shares commenced operations on March 7, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]
          Terms used in this prospectus



 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 CSFB High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - A forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Directors/Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.

 Money market instrument - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the value of an index such as the S&P 500.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. It is not available for investment.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]
         Where to find more information


 You'll find more information about the Government & Corporate Bond Funds in the following documents:


        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]
        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
        Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645
                                                           [Nations Funds Logo]
[        ]

[GRAPHIC]




State Municipal Bond Funds
Prospectus -- Primary A Shares
August 1, 2001


Nations California Municipal Bond Fund


Nations Florida Intermediate Municipal Bond Fund


Nations Florida Municipal Bond Fund


Nations Georgia Intermediate Municipal Bond Fund


Nations Georgia Municipal Bond Fund


Nations Kansas Municipal Income Fund


Nations Maryland Intermediate Municipal Bond Fund


Nations Maryland Municipal Bond Fund


Nations North Carolina Intermediate Municipal Bond Fund


Nations North Carolina Municipal Bond Fund


Nations South Carolina Intermediate Municipal Bond Fund


Nations South Carolina Municipal Bond Fund


Nations Tennessee Intermediate Municipal Bond Fund


Nations Tennessee Municipal Bond Fund


Nations Texas Intermediate Municipal Bond Fund


Nations Texas Municipal Bond Fund


Nations Virginia Intermediate Municipal Bond Fund


Nations Virginia Municipal Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guarantee
-----------------

2                           [Nations Funds Logo]

An overview of the Funds
--------------------------------------------------------------------------------


[GRAPHIC]




             Terms used in this prospectus



             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]




               You'll find Terms used in
               this prospectus on page 97.



             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.


     About the Funds
 These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.


 Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.


 Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.


 Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.


     Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


     The State Municipal Bond Funds may be suitable for you if:

  o you're looking for income

  o you want to reduce taxes on your investment

  o you have longer-term investment goals


     They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

     Comparing the Funds
 There are two groups of State Municipal Bond Funds in the Nations Funds
 Family: Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.


 The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.


 The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                               Income        Risk
                                             Duration        potential     potential
  Intermediate Municipal Bond Funds        3 to 6 yrs         moderate     moderate
  Kansas Municipal Income Fund             3 to 8 yrs         moderate     moderate
  Long-Term Municipal Bond Funds        more than 6 yrs         high         high

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.


     For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]




             Banc of America Advisors, LLC



             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]




               You'll find more about
               BAALLC and BACAP
               starting on page 78.



[GRAPHIC]




About the Funds
Nations California Municipal Bond Fund                           6
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Florida Intermediate Municipal Bond Fund                10
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Florida Municipal Bond Fund                             14
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Georgia Intermediate Municipal Bond Fund                18
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Georgia Municipal Bond Fund                             22
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Kansas Municipal Income Fund                            26
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Maryland Intermediate Municipal Bond Fund               29
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Maryland Municipal Bond Fund                            33
Sub-adviser: BACAP
------------------------------------------------------------------
Nations North Carolina Intermediate Municipal Bond Fund         37
Sub-adviser: BACAP
------------------------------------------------------------------
Nations North Carolina Municipal Bond Fund                      41
Sub-adviser: BACAP
------------------------------------------------------------------
Nations South Carolina Intermediate Municipal Bond Fund         45
Sub-adviser: BACAP
------------------------------------------------------------------
Nations South Carolina Municipal Bond Fund                      49
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Tennessee Intermediate Municipal Bond Fund              53
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Tennessee Municipal Bond Fund                           57
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Texas Intermediate Municipal Bond Fund                  61
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Texas Municipal Bond Fund                               65
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Virginia Intermediate Municipal Bond Fund               69
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Virginia Municipal Bond Fund                            73
Sub-adviser: BACAP
------------------------------------------------------------------
Other important information                                     77
------------------------------------------------------------------
How the Funds are managed                                       78

[GRAPHIC]




    About your investment
Information for investors
Buying, selling and exchanging shares             81
Distributions and taxes                           85
----------------------------------------------------
Financial highlights                              87
----------------------------------------------------
Terms used in this prospectus                     97
----------------------------------------------------
Where to find more information            back cover

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



     o Who should consider investing: Residents of California


     o Duration: More than 6 years


     o Income potential: High


     o Risk potential: High



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations California Municipal Bond Fund


[GRAPHIC]




        Investment objective

        The Fund seeks as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.



[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the California state personal income tax.


 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations California Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and California state personal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. Adverse conditions affecting California generally could have an impact on California municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Primary A Shares are different because it has its own expenses, pricing and sales charges.


             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1990    1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

        6.22%   11.05%  8.56%   12.50%  6.08%   16.50%  3.75%   8.51%   6.54%   -3.70%  12.36%



              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                                    Since
                                                   1 year    5 years   10 years   inception*
        Investor A Shares                       12.36%      5.35%     6.77%      7.69%
        Lehman Brothers Municipal Bond Index    11.68%      5.84%     7.32%          %

        *The inception date of Investor A Shares is    . The return for the
         index shown is from inception of Investor A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.32%
                                                             ------
        Total annual Fund operating expenses                   0.82%
        Fee waivers and/or reimbursements                     (0.22)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $240        $433        $993

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Florida State Municipal Bond Funds.


     o Who should consider investing: Residents of Florida


     o Duration: 3 to 6 years


     o Income potential: Moderate


     o Risk potential: Moderate



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Florida Intermediate Municipal Bond Fund

[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.


[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

        When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Florida Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1993    1994    1995    1996    1997    1998    1999    2000

        11.30%  -4.12%  14.31%  3.74%   7.21%   5.38%   -0.59%  8.27%


                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                    Since
                                                          1 year      5 years     inception*
        Primary A Shares                                8.27%        4.75%       5.53%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is December 11, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.31%
                                                             ------
        Total annual Fund operating expenses                   0.71%
        Fee waivers and/or reimbursements                     (0.21)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $206        $374        $863

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Florida State Municipal Bond Funds.


   o Who should consider investing: Residents of Florida


   o Duration: More than 6 years


   o Income potential: High


   o Risk potential: High



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Florida Municipal Bond Fund


[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.


 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


     The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

          The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Florida Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1994    1995    1996    1997    1998    1999    2000

        -8.08%  19.89%  3.17%   8.93%   5.84%   -2.57%  11.33%


                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                              Since
                                                    1 year      5 years     inception*
        Primary A Shares                         11.33%        5.23%       5.20%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is December 13, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.33%
                                                             ------
        Total annual Fund operating expenses                   0.83%
        Fee waivers and/or reimbursements                     (0.23)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $242        $438        $1,004

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Georgia State Municipal Bond Funds.


   o Who should consider investing: Residents of Georgia


   o Duration: 3 to 6 years


   o Income potential: Moderate


   o Risk potential: Moderate



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Georgia Intermediate Municipal Bond Fund

[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.



[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Georgia state income tax.


 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


     The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

          The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Georgia Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1993    1994    1995    1996    1997    1998    1999    2000

        11.26%  -4.61%  14.30%  3.65%   7.19%   5.59%   -1.32%  8.30%


                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period


  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                    Since
                                                          1 year      5 years     inception*
        Primary A Shares                                8.30%        4.63%       5.79%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is March 1, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.33%
                                                             ------
        Total annual Fund operating expenses                   0.73%
        Fee waivers and/or reimbursements                     (0.23)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $210        $383        $885

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Georgia State Municipal Bond Funds.


     o Who should consider investing: Residents of Georgia


     o Duration: More than 6 years


     o Income potential: High


     o Risk potential: High



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Georgia Municipal Bond Fund


[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.



[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

          The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Georgia Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in

        Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1995    1996    1997    1998    1999    2000

        19.67   3.60%   8.77%   6.49%   -3.43%  11.20%


                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period


  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                              Since
                                                    1 year      5 years     inception*
        Primary A Shares                         11.20%        5.20%       4.99%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is January 13, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                   Primary A
        (Fees paid directly from your investment)           Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.50%
        Other expenses                                       0.58%
                                                             ----
        Total annual Fund operating expenses                 1.08%
        Fee waivers and/or reimbursements                    0.48%
                                                             ----
        Total net expenses(2)                                0.60%
                                                             ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $296        $549        $1,274

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.



[GRAPHIC]




             This Fund at a glance



     o Who should consider investing: Residents of Kansas


     o Duration: 3 to 8 years


     o Income potential: Moderate


     o Risk potential: Moderate



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Kansas Municipal Income Fund


[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.



[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and Kansas state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


     The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Kansas Municipal Income Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Kansas state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on its agricultural resources. Adverse conditions affecting these resources and the states agricultural industry could have a significant impact on Kansas municipal securities.



[GRAPHIC]




        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.



[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses(1)                                      0.43%
                                                             ------
        Total annual Fund operating expenses                   0.93%
        Fee waivers and/or reimbursements                     (0.33)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)Other expenses are based on estimated amounts for the current fiscal year.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $263        $482        $1,113

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Maryland State Municipal Bond Funds.


     o Who should consider investing: Residents of Maryland


     o Duration: 3 to 6 years


     o Income potential: Moderate


     o Risk potential: Moderate



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Maryland Intermediate Municipal Bond Fund

[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Maryland Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as food production, including agriculture and seafood, tourism and federal government-related employment. Adverse conditions affecting these industries could have an impact on Maryland municipal securities.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

        10.17%  7.15%   10.17%  -4.52%  13.84%  3.64%   6.76%   5.30%   -0.83%  8.55%

                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                     Since
                                              1 year      5 years     10 years     inception*
        Primary A Shares                    8.55%        4.63%       5.89%        6.11%
        Lehman Brothers 7-Year Municipal
        Bond Index                          9.09%        5.41%         --%            %

        *The inception date of Primary A Shares is September 1, 1990. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.31%
                                                             ------
        Total annual Fund operating expenses                   0.71%
        Fee waivers and/or reimbursements                     (0.21)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $206        $374        $863

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two Maryland State Municipal Bond Funds.


     o Who should consider investing: Residents of Maryland


     o Duration: More than 6 years


     o Income potential: High


     o Risk potential: High



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Maryland Municipal Bond Fund


[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.



[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

        The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations Maryland Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in

        Maryland than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as food production, including agriculture and seafood, tourism and federal government-related employment. Adverse conditions affecting these industries could have a significant impact on Maryland municipal securities.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1995    1996    1997    1998    1999    2000

        19.27%  3.22%   9.21%   5.73%   -2.18%  10.97%

                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.


                                                                              Since
                                                    1 year      5 years     inception*
        Primary A Shares                         10.97%        5.29%       6.78%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is September 20, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.50%
                                                             ------
        Total annual Fund operating expenses                   1.00%
        Fee waivers and/or reimbursements                     (0.40)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $279        $514        $1,188

[GRAPHIC]




             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]




               You'll find more about
               BACAP on page 80.
[GRAPHIC]




             This Fund at a glance



             This information is designed to help you compare the two North Carolina State Municipal Bond Funds.


     o Who should consider investing: Residents of North Carolina


     o Duration: 3 to 6 years


     o Income potential: Moderate


     o Risk potential: Moderate



[GRAPHIC]




             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations North Carolina Intermediate Municipal Bond Fund

[GRAPHIC]




        Investment objective

        The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]




        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

     When selecting individual investments, the team:

        o looks at a security's potential to generate both income and price appreciation

        o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

        The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]




               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]




        Risks and other things to consider

        Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North

        Carolina than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on a combination of industries such as manufacturing, agriculture (tobacco), biotechnology (including pharmaceutical research), educational services, banking and tourism. Adverse conditions affecting these industries could have a significant impact on North Carolina municipal securities. In addition, North Carolina has traditionally been subjected to severe weather, damage from which typically places increased burdens on the state as a whole.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]




        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1993    1994    1995    1996    1997    1998    1999    2000

        10.45%  -4.09%  14.14%  3.85%   7.22%   5.37%   -1.37%  8.59%

                   *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                                    Since
                                                          1 year      5 years     inception*
        Primary A Shares                                8.59%        4.67%       5.38%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is December 11, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]




        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.31%
                                                             ------
        Total annual Fund operating expenses                   0.71%
        Fee waivers and/or reimbursements                     (0.21)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $206        $374        $863

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.


[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two North Carolina State Municipal Bond Funds.


               o Who should consider investing: Residents of North Carolina


               o Duration: More than 6 years


               o Income potential: High


               o Risk potential: High



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations North Carolina Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.



[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations North Carolina Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on a combination of industries such as manufacturing, agriculture (tobacco), biotechnology (including pharmaceutical research), educational services, banking and tourism. Adverse conditions affecting these industries could have a significant impact on North Carolina municipal securities. In addition, North Carolina has traditionally been subjected to severe weather, damage from which typically places increased burdens on the state as a whole.



[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995     1996     1997     1998     1999     2000
20.38%   2.71%    9.06%    6.17%   -3.19%    10.63%



              *Year-to-date return as of June 30, 2001:   %



        Best and worst quarterly returns during this period

  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                          Since
                                                1 year      5 years     inception*
        Primary A Shares                         10.63%        4.96%       4.84%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is January 11, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                            Primary A
(Fees paid directly from your investment)                    Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.48%
                                                             ------
        Total annual Fund operating expenses                   0.98%
        Fee waivers and/or reimbursements                     (0.38)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $61        $274        $505        $1,167

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two South Carolina State Municipal Bond Funds.


              o Who should consider investing: Residents of South Carolina


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations South Carolina Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services.
        However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.



[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1993     1994     1995     1996     1997     1998     1999     2000
10.11%   -2.93%   13.67%   3.96%    6.83%    5.54%   -1.12%    8.71%


              *Year-to-date return as of June 30, 2001:   %



        Best and worst quarterly returns during this period



  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.


                                                                                 Since
                                                       1 year      5 years     inception*
        Primary A Shares                                8.71%        4.73%       5.70%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is January 6, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                             ------
        Total annual Fund operating expenses                   0.70%
        Fee waivers and/or reimbursements                     (0.20)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $51        $204        $370        $852

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two South Carolina State Municipal Bond Funds.


              o Who should consider investing: Residents of South Carolina


              o Duration: More than 6 years


              o Income potential: High


              o Risk potential: High



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations South Carolina Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations South Carolina Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South

        Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services. However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.


[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1994     1995     1996     1997     1998     1999     2000
-6.06%   19.63%   3.47%    8.65%    5.46%    -3.21%   11.96%


              *Year-to-date return as of June 30, 2001:   %



        Best and worst quarterly returns during this period


  Best:   :        %
  Worst:   :       %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                          Since
                                                1 year      5 years     inception*
        Primary A Shares                         11.96%        5.14%       5.40%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is December 27, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.49%
                                                             ------
        Total annual Fund operating expenses                   0.99%
        Fee waivers and/or reimbursements                     (0.39)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Primary A Shares     $61        $276        $509        $1,178

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Tennessee State Municipal Bond Funds.


              o Who should consider investing: Residents of Tennessee


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Tennessee Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons and expected and timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. For example, the state's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Adverse conditions affecting these investments could have an impact on Tennessee municipal securities.



[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1994     1995     1996     1997     1998     1999     2000
-4.47%   14.15%   3.92%    6.92%    5.41%    -1.25%   8.31%


              *Year-to-date return as of June 30, 2001:     %



        Best and worst quarterly returns during this period


  Best:      :          %
  Worst:     :          %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                 Since
                                                       1 year      5 years     inception*
        Primary A Shares                                8.31%        4.61%       4.93%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is April 13, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.44%
                                                             ------
        Total annual Fund operating expenses                   0.84%
        Fee waivers and/or reimbursements                     (0.34)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Primary A Shares     $51        $234        $433        $1,006

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Tennessee State Municipal Bond Funds.


              o Who should consider investing: Residents of Tennessee


              o Duration: More than 6 years


              o Income potential: High


              o Risk potential: High



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Tennessee Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Tennessee Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. For example, the state's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Adverse conditions affecting these investments could have an impact on Tennessee municipal securities.




[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995     1996     1997     1998     1999     2000
19.44%   3.77%    9.26%    5.74%   -3.55%   11.60%



              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period



  Best:      :          %
  Worst:     :          %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                          Since
                                                1 year      5 years     inception*
        Primary A Shares                         11.60%        5.23%       5.96%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is March 2, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             Thre are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                            Primary A
(Fees paid directly from your investment)                    Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         1.06%
                                                             ------
        Total annual Fund operating expenses                   1.56%
        Fee waivers and/or reimbursements                     (0.96)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Primary A Shares     $61        $398        $759        $1,775

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Texas State Municipal Bond Funds.


              o Who should consider investing: Residents of Texas


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Texas Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in high yield debt securities.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Texas Intermediate Municipal Bond Fund has the following risks:


        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on the oil, real estate and agriculture industries as well as the service-producing and good-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.




[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1994     1995     1996     1997     1998     1999     2000
-3.33%  12.93%   3.65%     7.12%    5.41%   -1.19%   8.53%


              *Year-to-date return as of June 30, 2001:   %



        Best and worst quarterly returns during this period



  Best::               %
  Worst::              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                 Since
                                                       1 year      5 years     inception*
        Primary A Shares                                8.53%        4.65%       5.19%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           %

        *The inception date of Primary A Shares is January 12, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                             ------
        Total annual Fund operating expenses                   0.70%
        Fee waivers and/or reimbursements                     (0.20)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $51        $204        $370        $852

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Texas State Municipal Bond Funds.


              o Who should consider investing: Residents of Texas


              o Duration: More than 6 years


              o Income potential: High


              o Risk potential: High



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Texas Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.



[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Texas Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on the oil, real estate and agriculture industries as well as the service-producing and good-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995     1996     1997     1998     1999     2000
19.83%   3.80%    9.03%    6.39%    -3.31%   11.85%


              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                          Since
                                                1 year      5 years     inception*
        Primary A Shares                         11.85%        5.42%       5.13%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is February 3, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.87%
                                                             ------
        Total annual Fund operating expenses                   1.37%
        Fee waivers and/or reimbursements                     (0.77)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $61        $358        $676        $1,579

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Virginia State Municipal Bond Funds.


              o Who should consider investing: Residents of Virginia


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Virginia Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Virginia Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the state's economy has been related to new businesses in high-technology, wine-producing and tourism industries. Adverse conditions affecting the industries could have a significant impact on Virginia municipal securities.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
9.66%    6.96%   10.08%   -4.29%   13.39%    3.82%    6.83%   5.46%    -1.01%    8.70%

              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                                  Since
                                           1 year      5 years     10 years     inception*
        Primary A Shares                    8.70%        4.71%       5.84%        6.00%
        Lehman Brothers 7-Year Municipal
         Bond Index                         9.09%        5.41%           %            %

        * The inception date of Primary A Shares is        . The return for the
         index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                             ------
        Total annual Fund operating expenses                   0.70%
        Fee waivers and/or reimbursements                     (0.20)%
                                                             ------
        Total net expenses(2)                                  0.50%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $51        $204        $370        $852

[GRAPHIC]
             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 80.

[GRAPHIC]
             This Fund at a glance



             This information is designed to help you compare the two Virginia State Municipal Bond Funds.


              o Who should consider investing: Residents of Virginia


              o Duration: More than 6 years


              o Income potential: High


              o Risk potential: High



[GRAPHIC]
             Duration



             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Virginia Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund starting on
               page 77 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Virginia Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the state's economy has been related to new businesses in high-technology, wine-producing and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995     1996     1997     1998     1999     2000
19.80%   3.70%    9.47%   5.92%    -3.04%   10.35%


              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                          Since
                                                1 year      5 years     inception*
        Primary A Shares                         10.35%        5.17%       4.84%
        Lehman Brothers Municipal Bond Index     11.68%        5.84%           %

        *The inception date of Primary A Shares is January 11, 1994. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases      none
        Maximum deferred sales charge (load)                  none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.50%
        Other expenses                                         0.57%
                                                             ------
        Total annual Fund operating expenses                   1.07%
        Fee waivers and/or reimbursements                     (0.47)%
                                                             ------
        Total net expenses(2)                                  0.60%
                                                             ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

            o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o you reinvest all dividends and distributions in the Fund

            o your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

            o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $61        $294        $545        $1,263

[GRAPHIC]
         Other important information



 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[GRAPHIC]
         How the Funds are managed



[GRAPHIC]
             Banc of America Advisors, LLC



             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.


 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BAALLC uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.


 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



     Annual investment advisory fee, as a % of average daily net assets


                                                            Maximum     Actual fee
                                                            advisory     paid last
                                                              fee       fiscal year
  Nations California Municipal Bond Fund                      0.50%        0.33%
  Nations Florida Intermediate Municipal Bond Fund            0.40%        0.19%
  Nations Florida Municipal Bond Fund                         0.50%        0.27%
  Nations Georgia Intermediate Municipal Bond Fund            0.40%        0.15%
  Nations Georgia Municipal Bond Fund                         0.50%        0.00%
  Nations Kansas Municipal Income Fund                        0.50%             %
  Nations Maryland Intermediate Municipal Bond Fund           0.40%        0.17%
  Nations Maryland Municipal Bond Fund                        0.50%        0.00%
  Nations North Carolina Intermediate Municipal Bond Fund     0.40%        0.17%
  Nations North Carolina Municipal Bond Fund                  0.50%        0.00%
  Nations South Carolina Intermediate Municipal Bond Fund     0.40%        0.19%
  Nations South Carolina Municipal Bond Fund                  0.50%        0.00%
  Nations Tennessee Intermediate Municipal Bond Fund          0.40%        0.00%
  Nations Tennessee Municipal Bond Fund                       0.50%        0.00%
  Nations Texas Intermediate Municipal Bond Fund              0.40%        0.21%
  Nations Texas Municipal Bond Fund                           0.50%        0.00%
  Nations Virginia Intermediate Municipal Bond Fund           0.40%        0.20%
  Nations Virginia Municipal Bond Fund                        0.50%        0.00%

 Investment sub-adviser
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]
             Banc of America
             Capital Management, LLC



             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds. BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.



[GRAPHIC]
             Stephens Inc.



             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.



[GRAPHIC]
             PFPC Inc.



             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]
             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares


 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     o  Bank of America and certain of its affiliates

     o certain other financial institutions and intermediaries, including financial planners and investment advisers

     o  institutional investors

     o  endowments

     o  other Funds in the Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  o  There is no minimum amount for additional investments.

  o  There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]
        Buying shares


        Here are some general rules for buying shares:


          o Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.



[GRAPHIC]
        Selling shares


        Here are some general rules for selling shares:


          o We normally send the sale proceeds by federal funds wire to investors within three business days after Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.


        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares


        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
         Distributions and taxes



[GRAPHIC]
             The power of compounding




             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 All of the Funds distribute any net realized capital gain at least once a year. The Funds declare distributions of net investment income daily and pay them monthly.


 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.765.2668.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which maybe subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund invests primarily in securities from that state and its subdivisions. For example, you generally won't be subject to California state personal income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to the federal alternative minimum tax. Texas doesn't impose state income tax.



 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.


 In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Withholding tax
 We're required by federal law to withhold tax of 31% on any taxable distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o  the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]
         Financial highlights




 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations California Municipal
Bond Fund                                  For a Share outstanding throughout the period


                                                     Period ended
Primary A Shares                                       03/31/00*
 Operating performance:
Net asset value, beginning of period                    $ 7.51
Net investment income                                    0.30
 Net realized and unrealized gain (loss) on
 investments                                            (0.36)
Net increase (decrease) in net asset value from
 operations                                             (0.06)
 Distributions:
Dividends from net investment income                    (0.30)
Distributions from net realized capital gains           (0.02)
 Total dividends and distributions                      (0.32)
Net asset value, end of period                          $ 7.13
 Total return++                                         (0.66)%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $21,654
 Ratio of operating expenses to average net assets       0.60%+(a)
Ratio of net investment income to average net
 assets                                                  4.70%+
 Portfolio turnover rate                                   34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.79%+

                           * California Municipal Bond Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Florida Intermediate
Municipal Bond Fund                                  For a Share outstanding throughout each period


Primary A Shares                                   Year ended    Year ended     Year ended   Year ended   Period ended   Year ended
                                                   03/31/00(c)    03/31/99       03/31/98     03/31/97     03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.79      $ 10.77       $ 10.40      $ 10.46       $ 10.63        $  9.61
Net investment income                                  0.50          0.50         0.50         0.49          0.17           0.48
 Net realized and unrealized gain/(loss) on
 investments                                          (0.45)         0.02         0.37        (0.06)        (0.17)          1.02
Net increase/(decrease) in net asset value from
 operations                                            0.05          0.52         0.87         0.43          0.00           1.50
 Distributions:
Dividends from net investment income                  (0.50)        (0.50)       (0.50)       (0.49)        (0.17)         (0.48)
Distributions from net realized capital gains           --             --          --           --            --             --
 Total dividends and distributions                    (0.50)        (0.50)       (0.50)       (0.49)        (0.17)         (0.48)
Net asset value, end of period                       $ 10.34      $ 10.79       $ 10.77      $ 10.40       $ 10.46        $ 10.63
 Total return++                                        0.54%          4.95%       8.55%        4.22%        (0.06)%        15.92%
==================================================== ========     ========      ========     =======       ========       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $207,704     $234,530      $203,710     $51,748       $44,988        $44,038
 Ratio of operating expenses to average net assets     0.50%(a)       0.50%       0.50%(a)     0.50%(a)      0.50%+(a)      0.55%(a)
Ratio of net investment income to average net
 assets                                                4.80%          4.65%       4.74%        4.72%         4.66%+         4.70%
 Portfolio turnover rate                                12%             14%        13%          16%           18%            27%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.74%          0.72%       0.76%        0.81%         0.86%+         0.81%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations Florida Municipal
Bond Fund                                         For a Share outstanding throughout each period


                                                   Year ended   Year ended    Year ended   Year ended   Period ended    Year ended
Primary A Shares                                    03/31/00     03/31/99      03/31/98     03/31/97     03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 9.99       $ 9.99        $ 9.48       $ 9.47        $ 9.76         $ 8.40
Net investment income                                 0.48         0.48          0.48         0.48          0.16           0.51
 Net realized and unrealized gain/(loss) on
 investments                                         (0.46)        0.00          0.51         0.01         (0.29)          1.36
Net increase/(decrease) in net asset value from
 operations                                           0.02         0.48          0.99         0.49         (0.13)          1.87
 Distributions:
Dividends from net investment income                 (0.48)       (0.48)        (0.48)       (0.48)        (0.16)         (0.51)
Net asset value, end of period                       $ 9.53       $ 9.99        $ 9.99       $ 9.48        $ 9.47         $ 9.76
 Total return++                                       0.26%        4.90%        10.60%        5.29%        (1.33)%        22.69%
==================================================== =======      =======       =======      =======       ========       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $79,335      $77,197       $27,378      $16,702       $13,044        $11,219
 Ratio of operating expenses to average net assets    0.60%(a)     0.60%(a)      0.60%(a)     0.60%(a)      0.60%+(a)      0.39%(a)
Ratio of net investment income to average net
 assets                                               4.98%        4.80%         4.85%        5.07%         5.03%+         5.44%
 Portfolio turnover rate                                18%          16%           19%          23%            7%            13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.86%        0.85%         0.90%        0.93%         0.96%+         0.95%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Georgia Intermediate
Municipal Bond Fund                                 For a Share outstanding throughout each period

                                                    Year ended   Year ended    Year ended   Year ended  Period ended  Year ended
Primary A Shares                                     03/31/00     03/31/99      03/31/98     03/31/97   03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.94       $ 10.92     $ 10.58       $ 10.63     $ 10.81       $  9.82
Net investment income                                  0.50          0.49         0.49         0.50        0.17          0.50
 Net realized and unrealized gain/(loss) on
 investments                                          (0.51)         0.07         0.38         (0.05)     (0.18)         0.99
Net increase/(decrease) in net asset value from
 operations                                           (0.01)         0.56         0.87         0.45       (0.01)         1.49
 Distributions:
Dividends from net investment income                  (0.50)        (0.50)        (0.49)       (0.50)     (0.17)        (0.50)
Distributions from net realized capital gains         (0.01)        (0.04)        (0.04)          --         --            --
 Total dividends and distributions                    (0.51)        (0.54)        (0.53)       (0.50)     (0.17)        (0.50)
Net asset value, end of period                       $ 10.42       $ 10.94     $ 10.92       $ 10.58     $ 10.63       $ 10.81
 Total return++                                       (0.02)%         5.20%        8.45%        4.33%     (0.13)%        15.42%
==================================================== ========      ========    ========      =======     =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $121,948      $132,016    $125,654      $43,470     $38,222       $40,383
 Ratio of operating expenses to average net assets     0.50%(a)      0.50%         0.50%        0.50%      0.50%+         0.55%
Ratio of net investment income to average net
 assets                                                4.69%         4.51%         4.54%        4.72%      4.67%+         4.76%
 Portfolio turnover rate                                28%           14%            25%           9%         3%            17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.78%         0.73%         0.75%        0.80%      0.83%+         0.80%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Georgia Municipal
Bond Fund                                           For a Share outstanding throughout each period

                                                    Year ended  Year ended   Year ended   Year ended   Period ended    Year ended
Primary A Shares                                     03/31/00    03/31/99     03/31/98     03/31/97     03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                  $ 10.12    $ 10.00     $  9.50       $ 9.48        $ 9.72          $ 8.38
Net investment income                                   0.46       0.46        0.47         0.47          0.16            0.51
 Net realized and unrealized gain/(loss) on
 investments                                           (0.59)      0.12        0.50         0.02         (0.24)           1.34
Net increase/(decrease) in net asset value from
 operations                                            (0.13)      0.58        0.97         0.49         (0.08)           1.85
 Distributions:
Dividends from net investment income                   (0.46)     (0.46)      (0.47)       (0.47)        (0.16)          (0.51)
Net asset value, end of period                        $  9.53    $ 10.12     $ 10.00       $ 9.50        $ 9.48          $ 9.72
 Total return++                                        (1.27)%     5.89%      10.43%        5.29%        (0.84)%         22.48%
====================================================  =======    =======     =======       =======       =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $13,064    $9,719      $8,138        $5,550        $2,068          $2,628
 Ratio of operating expenses to average net assets      0.60%      0.60%       0.60%(a)     0.60%(a)      0.60%+(a)       0.40%(a)
Ratio of net investment income to average net
 assets                                                 4.74%      4.53%       4.82%        4.96%         4.96%+          5.42%
 Portfolio turnover rate                                  50%        17%        30%           19%            7%             26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.38%      1.18%       1.02%        1.05%         1.14%+          1.09%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


Nations Maryland Intermediate
Municipal Bond Fund                             For a Share outstanding throughout each period


                                                Year ended   Year ended   Year ended   Year ended     Period ended     Year ended
Primary A Shares                                 03/31/00     03/31/99     03/31/98     03/31/97       03/31/96(b)      11/30/95
 Operating performance:
Net asset value, beginning of period              $ 11.07     $ 11.01      $ 10.70      $ 10.80        $ 10.95          $ 10.00
Net investment income                                0.50        0.50        0.51         0.51           0.17             0.51
 Net realized and unrealized gain/(loss) on
 investments                                         (0.48)      0.06        0.31        (0.10)         (0.15)            0.98
Net increase/(decrease) in net asset value from
 operations                                          0.02        0.56        0.82         0.41           0.02             1.49
 Distributions:
Dividends from net investment income                 (0.50)     (0.50)      (0.51)       (0.51)         (0.17)           (0.51)
Distributions from net realized capital gains        (0.01)        --          --          --             --             (0.03)
 Total dividends and distributions                   (0.51)     (0.50)      (0.51)       (0.51)         (0.17)           (0.54)
Net asset value, end of period                    $ 10.58     $ 11.07      $ 11.01      $ 10.70        $ 10.80          $ 10.95
 Total return++                                       0.17%       5.17%       7.83%       3.83%          0.16%           15.16%
================================================  ========    ========     =======      =======        =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $169,218    $183,356     $84,715      $63,549        $61,337          $62,460
 Ratio of operating expenses to average net
 assets                                               0.50%       0.50%       0.50%       0.50%(a)       0.50%+(a)        0.55%(a)
Ratio of net investment income to average net
 assets                                               4.65%       4.51%       4.63%       4.70%          4.62%+           4.76%
 Portfolio turnover rate                                21%         22%         12%        10%             4%              11%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.76%       0.74%       0.80%       0.78%          0.81%+           0.80%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Maryland Municipal
Bond Fund                                            For a Share outstanding throughout each period


Primary A Shares                                     Year ended   Year ended  Year ended  Year ended  Period ended  Year ended
                                                    03/31/00(b)    03/31/99    03/31/98    03/31/97   03/31/96(a)    11/30/95
 Operating performance:
Net asset value, beginning of period                  $  9.99       $  9.94    $ 9.41      $ 9.39      $ 9.63        $ 8.37
Net investment income                                   0.42          0.43      0.45        0.46        0.15          0.48
 Net realized and unrealized gain/(loss) on
 investments                                           (0.45)         0.05      0.53        0.02       (0.24)         1.26
Net increase/(decrease) in net asset value from
 operations                                            (0.03)         0.48      0.98        0.48       (0.09)         1.74
 Distributions:
Dividends from net investment income                   (0.42)        (0.43)     (0.45)      (0.46)     (0.15)         (0.48)
Distributions from net realized capital gains          (0.01)        (0.00)#       --          --         --             --
 Total dividends and distributions                     (0.43)        (0.43)     (0.45)      (0.46)     (0.15)         (0.48)
Net asset value, end of period                        $  9.53       $  9.99    $ 9.94      $ 9.41      $ 9.39        $ 9.63
 Total return++                                        (0.25)%        4.92%     10.62%       5.20%     (0.95)%        21.23%
====================================================  =======       =======    =======     =======     =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $17,587       $17,033    $9,049      $4,596      $2,788        $2,595
 Ratio of operating expenses to average net assets      0.60%         0.60%      0.60%       0.60%      0.60%+         0.40%
Ratio of net investment income to average net
 assets                                                 4.41%         4.29%      4.61%       4.88%      4.72%+         5.14%
 Portfolio turnover rate                                  50%           22%        17%         18%         7%            11%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.22%         1.07%      1.07%       1.12%      1.23%+         1.26%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Per share net investment income has been calculated using the monthly average shares method.

Nations North Carolina
Intermediate Municipal
Bond Fund                                          For a Share outstanding throughout each period


                                                    Year ended     Year ended  Year ended   Year ended     Period ended  Year ended
Primary A Shares                                     03/31/00       03/31/99    03/31/98     03/31/97      03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.71        $ 10.70     $ 10.34      $ 10.36        $ 10.51      $  9.53
Net investment income                                  0.48            0.49       0.49         0.47           0.16         0.45
 Net realized and unrealized gain/(loss) on
 investments                                          (0.48)           0.04       0.36        (0.02)         (0.15)        0.99
Net increase/(decrease) in net asset value from
 operations                                           (0.00)           0.53       0.85         0.45           0.01         1.44
 Distributions:
Dividends from net investment income                  (0.48)          (0.49)     (0.49)       (0.47)         (0.16)       (0.45)#
Distributions from net realized capital gains         (0.02)          (0.03)       --           --              --        (0.01)
 Total dividends and distributions                    (0.50)          (0.52)     (0.49)       (0.47)         (0.16)       (0.46)
Net asset value, end of period                       $ 10.21        $ 10.71     $ 10.70      $ 10.34        $ 10.36      $ 10.51
 Total return++                                        0.05%            5.03%     8.39%        4.45%          0.05%       15.41%
==================================================== ========       ========    ========     =======        =======      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $175,650       $193,398    $179,729     $25,855        $21,161      $20,916
 Ratio of operating expenses to average net assets     0.50%(a)         0.50%     0.50%(a)     0.50%(a)       0.50%+       0.57%(a)
Ratio of net investment income to average net
 assets                                                4.67%            4.57%     4.69%        4.57%          4.47%+       4.47%
 Portfolio turnover rate                                19%               16%      21%          26%              3%         57%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.76%            0.71%     0.76%        0.82%          0.87%+       0.84%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations North Carolina Municipal
Bond Fund                                           For a Share outstanding throughout each period


Primary A Shares                                    Year ended    Year ended  Year ended    Year ended   Period ended   Year ended
                                                    03/31/00(c)    03/31/99    03/31/98      03/31/97    03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.08       $ 10.01      $  9.47       $ 9.49        $ 9.73        $ 8.36
Net investment income                                  0.45          0.45         0.47         0.47          0.16          0.50
 Net realized and unrealized gain/(loss) on
 investments                                          (0.56)         0.08         0.54        (0.02)        (0.24)         1.37
Net increase/(decrease) in net asset value from
 operations                                           (0.11)         0.53         1.01         0.45         (0.08)         1.87
 Distributions:
Dividends from net investment income                  (0.45)        (0.46)       (0.47)       (0.47)        (0.16)        (0.50)
Net asset value, end of period                       $  9.52       $ 10.08      $ 10.01       $ 9.47        $ 9.49        $ 9.73
 Total return++                                       (0.98)%        5.39%       10.86%        4.84%        (0.87)%       22.87%
==================================================== ========      =======      =======       =======       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $17,787       $16,293      $6,452        $3,095        $1,593        $1,293
 Ratio of operating expenses to average net assets     0.60%(a)      0.60%(a)     0.60%(a)     0.60%(a)      0.60%+        0.38%(a)
Ratio of net investment income to average net
 assets                                                4.74%         4.57%        4.78%        4.95%         4.86%+        5.43%
 Portfolio turnover rate                                37%           11%          20%           28%           22%           40%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.13%         1.00%        0.93%        0.94%         0.99%+        0.96%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations South Carolina
Intermediate Municipal Bond Fund                    For a Share outstanding throughout each period


Primary A Shares                                     Year ended    Year ended   Year ended  Year ended    Period ended  Year ended
                                                     03/31/00(d)    03/31/99     03/31/98    03/31/97      03/31/96(b)   11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.79       $ 10.79       $  10.50    $ 10.52       $ 10.69       $  9.76
Net investment income                                  0.51          0.51           0.52       0.51          0.17          0.51
 Net realized and unrealized gain/(loss) on
 investments                                          (0.51)         0.04           0.29      (0.02)        (0.17)         0.93
Net increase/(decrease) in net asset value from
 operations                                             --           0.55           0.81       0.49          0.00          1.44
 Distributions:
Dividends from net investment income                  (0.51)        (0.51)         (0.52)     (0.51)        (0.17)        (0.51)
Distributions from net realized capital gains         (0.01)        (0.04)         (0.00)(c)    --            --            --
 Total dividends and distributions                    (0.52)        (0.55)         (0.52)     (0.51)        (0.17)        (0.51)
Net asset value, end of period                       $ 10.27       $ 10.79       $  10.79    $ 10.50       $ 10.52       $ 10.69
 Total return++                                        0.09%         5.22%          7.88%      4.71%         0.00%#       15.02%
==================================================== ========      ========      =========   =======       ========      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $204,854      $239,195      $253,090    $48,918       $41,817       $45,255
 Ratio of operating expenses to average net assets     0.50%(a)      0.50%(a)       0.50%(a)   0.50%(a)      0.50%+(a)     0.55%(a)
Ratio of net investment income to average net
 assets                                                4.88%         4.75%          4.86%      4.80%         4.81%+        4.92%
 Portfolio turnover rate                                14%            9%             16%       13%            6%           11%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.74%         0.69%          0.75%      0.79%         0.82%+        0.75%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than 0.01%.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Amount represents less than $0.01 per share.
                           (d) Per share net investment income has been calculated using the monthly average shares method.

Nations South Carolina Municipal
Bond Fund                                            For a Share outstanding throughout each period

Primary A Shares                                     Year ended    Year ended  Year ended   Year ended  Period ended    Year ended
                                                     03/31/00(c)    03/31/99    03/31/98     03/31/97    03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.30        $ 10.26    $  9.79       $ 9.77        $ 9.99         $ 8.65
Net investment income                                  0.46           0.49       0.49         0.49          0.17           0.52
 Net realized and unrealized gain/(loss) on
 investments                                          (0.55)          0.03       0.47         0.02         (0.22)          1.34
Net increase/(decrease) in net asset value from
 operations                                           (0.09)          0.52       0.96         0.51         (0.05)          1.86
 Distributions:
Dividends from net investment income                  (0.46)         (0.48)     (0.49)       (0.49)        (0.17)         (0.52)
Distributions from net realized capital gains           --               --     (0.00)#         --            --             --
 Total dividends and distributions                    (0.46)         (0.48)     (0.49)       (0.49)        (0.17)         (0.52)
Net asset value, end of period                       $  9.75        $ 10.30    $ 10.26       $ 9.79        $ 9.77         $ 9.99
 Total return++                                       (0.72)%          5.13%    10.04%        5.32%        (0.57)%        21.99%
==================================================== ========       =======    =======       =======       =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $28,784        $12,793    $9,455        $5,113        $2,058         $1,782
 Ratio of operating expenses to average net assets     0.60%(a)        0.60%     0.60%(a)     0.60%(a)      0.60%+(a)      0.40%(a)
Ratio of net investment income to average net
 assets                                                4.79%           4.62%     4.79%        4.99%         4.96%+         5.44%
 Portfolio turnover rate                                71%               3%       9%           30%           20%            13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.28%           1.18%     0.99%        1.00%         1.13%+         1.08%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations Tennessee Intermediate
Municipal Bond Fund                                For a Share outstanding throughout each period

Primary A Shares                                    Year ended   Year ended  Year ended    Year ended     Period ended  Year ended
                                                    03/31/00(c)   03/31/99    03/31/98      03/31/97      03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.46      $ 10.40    $ 10.08        $ 10.09        $ 10.23       $  9.30
Net investment income                                  0.47         0.47       0.47           0.46           0.15          0.46
 Net realized and unrealized gain/(loss) on
 investments                                          (0.54)        0.06       0.32          (0.01)         (0.14)         0.93
Net increase/(decrease) in net asset value from
 operations                                           (0.07)        0.53       0.79           0.45           0.01          1.39
 Distributions:
Dividends from net investment income                  (0.47)        (0.47)    (0.47)         (0.46)         (0.15)        (0.46)
Distributions from net realized capital gains         (0.01)           --       --             --             --            --
 Total dividends and distributions                    (0.48)        (0.47)    (0.47)         (0.46)         (0.15)        (0.46)
Net asset value, end of period                       $  9.91      $ 10.46    $ 10.40        $ 10.08        $ 10.09       $ 10.23
 Total return++                                       (0.67)%        5.18%     7.99%          4.54%          0.12%        15.22%
==================================================== ========     =======    =======        =======        =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $37,736      $42,826    $39,091        $8,869         $8,408        $7,160
 Ratio of operating expenses to average net assets     0.50%(a)      0.50%     0.50%(a)       0.50%(a)       0.50%+        0.57%(a)
Ratio of net investment income to average net
 assets                                                4.62%         4.48%     4.58%          4.55%          4.51%+        4.65%
 Portfolio turnover rate                                49%            22%      38%            28%             3%           34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.94%         0.85%     0.84%          0.93%          1.02%+        0.92%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations Tennessee Municipal
Bond Fund                                            For a Share outstanding throughout each period


Primary A Shares                                     Year ended   Year ended  Year ended  Year ended  Period ended  Year ended
                                                    03/31/00(c)    03/31/99    03/31/98    03/31/97   03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.30       $ 10.22       $  9.70     $ 9.68    $ 9.87          $ 8.58
Net investment income                                  0.47          0.48          0.48       0.48      0.16            0.52
 Net realized and unrealized gain/(loss) on
 investments                                          (0.62)         0.08          0.52       0.02     (0.19)           1.29
Net increase/(decrease) in net asset value from
 operations                                           (0.15)         0.56          1.00       0.50     (0.03)           1.81
 Distributions:
Dividends from net investment income                  (0.47)        (0.48)        (0.48)     (0.48)    (0.16)          (0.52)
Net asset value, end of period                       $  9.68       $ 10.30       $ 10.22     $ 9.70    $ 9.68          $ 9.87
 Total return++                                       (1.36)%        5.53%        10.45%      5.23%    (0.30)%         21.52%
==================================================== =======       =======       =======     ======    =======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,114        $5,762        $4,559      $2,594    $  975          $  768
 Ratio of operating expenses to average net assets     0.60%         0.60%         0.60%      0.60%     0.60%+          0.40%
Ratio of operating expenses to average net assets
 including interest expense                             --             --             (a)         (a)   0.61%+              (a)
 Ratio of net investment income to average net
 assets                                                4.83%         4.61%         4.74%      4.91%     4.92%+          5.49%
Portfolio turnover rate                                 34%            40%          19%         31%        2%             45%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.14%         1.55%         1.20%      1.24%     1.47%+          1.27%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.


Nations Texas Intermediate
Municipal Bond Fund                               For a Share outstanding throughout each period


                                                    Year ended     Year ended   Year ended   Year ended  Period ended   Year ended
Primary A Shares                                     03/31/00       03/31/99     03/31/98     03/31/97   03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.48         $ 10.50     $ 10.18      $ 10.21     $ 10.36      $  9.53
Net investment income                                  0.49             0.49        0.49        0.47        0.16         0.46
 Net realized and unrealized gain/(loss) on
 investments                                          (0.48)            0.02        0.32        (0.03)     (0.15)        0.83
Net increase/(decrease) in net asset value from
 operations                                            0.01             0.51        0.81        0.44        0.01         1.29
 Distributions:
Dividends from net investment income                  (0.49)           (0.49)       (0.49)      (0.47)     (0.16)       (0.46)
Distributions from net realized capital gains         (0.00)#          (0.04)          --          --         --          --
 Total dividends and distributions                    (0.49)           (0.53)       (0.49)      (0.47)     (0.16)       (0.46)
Net asset value, end of period                       $ 10.00         $ 10.48     $ 10.50      $ 10.18     $ 10.21      $ 10.36
 Total return++                                        0.17%             4.98%       8.09%       4.37%      0.05%       13.83%
==================================================== ========        ========    ========     =======     =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $326,323        $391,431    $385,770     $24,764     $27,176      $26,382
 Ratio of operating expenses to average net assets     0.50%(a)          0.50%       0.50%       0.50%      0.50%+       0.57%(a)
Ratio of net investment income to average net
 assets                                                4.84%             4.66%       4.74%       4.59%      4.52%+       4.62%
 Portfolio turnover rate                                33%                22%         19%         34%        11%         64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.72%             0.68%       0.75%       0.84%      0.89%+       0.83%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Texas Municipal Bond
Fund                                                For a Share outstanding throughout each period

Primary A Shares                                     Year ended   Year ended   Year ended   Year ended   Period ended   Year ended
                                                     03/31/00(c)   03/31/99    03/31/98(c)   03/31/97    03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.11       $ 10.04     $  9.48         $ 9.49         $ 9.70       $ 8.39
Net investment income                                  0.48          0.46        0.48           0.48           0.16         0.50
 Net realized and unrealized gain/(loss) on
 investments                                          (0.55)         0.07        0.56          (0.01)         (0.21)        1.31
Net increase/(decrease) in net asset value from
 operations                                           (0.07)         0.53        1.04           0.47          (0.05)        1.81
 Distributions:
Dividends from net investment income                  (0.48)        (0.46)      (0.48)         (0.48)         (0.16)       (0.50)
Net asset value, end of period                       $  9.56       $ 10.11     $ 10.04         $ 9.48         $ 9.49       $ 9.70
 Total return++                                       (0.63)%        5.41%      11.12%          5.00%         (0.55)%      22.09%
==================================================== =======       =======     =======         =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $7,868        $9,393      $7,615          $5,675         $5,138       $4,613
 Ratio of operating expenses to average net assets     0.60%(a)      0.60%       0.60%(a)       0.60%(a)       0.60%+       0.39%(a)
Ratio of net investment income to average net
 assets                                                4.95%         4.59%       4.83%          4.99%          4.92%+       5.45%
 Portfolio turnover rate                                39%            34%        33%             52%             6%          50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.75%         1.25%       1.07%          1.03%          1.11%+       1.05%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.


Nations Virginia Intermediate
Municipal Bond Fund                                For a Share outstanding throughout each period

Primary A Shares                                    Year ended    Year ended   Year ended  Year ended   Period ended    Year ended
                                                    03/31/00(c)    03/31/99     03/31/98    03/31/97     03/31/96(b)     11/30/95
 Operating performance:
Net asset value, beginning of period                 $ 10.98       $ 10.92      $ 10.59     $ 10.69        $ 10.83       $  9.94
Net investment income                                  0.50          0.50         0.51        0.51           0.17          0.51
 Net realized and unrealized gain/(loss) on
 investments                                          (0.47)         0.06         0.33       (0.10)         (0.14)         0.89
Net increase/(decrease) in net asset value from
 operations                                            0.03          0.56         0.84        0.41           0.03          1.40
 Distributions:
Dividends from net investment income                  (0.50)        (0.50)       (0.51)      (0.51)         (0.17)        (0.51)
Distributions from net realized capital gains         (0.00)#         --           --          --             --          (0.00)#
 Total dividends and distributions                    (0.50)        (0.50)       (0.51)      (0.51)         (0.17)        (0.51)
Net asset value, end of period                       $ 10.51       $ 10.98      $ 10.92     $ 10.59        $ 10.69       $ 10.83
 Total return++                                        0.29%         5.21%        8.12%       3.92%          0.27%        14.39%
==================================================== ========      ========     ========    ========       ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $228,698      $227,299     $170,969    $148,701       $155,464      $157,252
 Ratio of operating expenses to average net assets     0.50%(a)      0.50%(a)     0.50%(a)    0.50%(a)       0.50%+(a)     0.56%(a)
Ratio of net investment income to average net
 assets                                                4.66%         4.54%        4.77%       4.79%          4.72%+        4.87%
 Portfolio turnover rate                                23%            5%          21%         20%             2%           22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.73%         0.70%        0.74%       0.74%          0.76%+        0.74%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount represents less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

Nations Virginia Municipal Bond
Fund                                                  For a Share outstanding throughout each period

Primary A Shares                                       Year ended   Year ended  Year ended   Year ended  Period ended  Year ended
                                                      03/31/00(c)    03/31/99    03/31/98     03/31/97   03/31/96(b)    11/30/95
 Operating performance:
Net asset value, beginning of period                    $ 9.99        $ 9.95       $ 9.40        $ 9.38    $ 9.62          $ 8.29
Net investment income                                     0.46         0.47         0.47          0.48      0.16            0.51
 Net realized and unrealized gain/(loss) on
 investments                                             (0.54)        0.04         0.55          0.02     (0.24)           1.33
Net increase/(decrease) in net asset value from
 operations                                              (0.08)        0.51         1.02          0.50     (0.08)           1.84
 Distributions:
Dividends from net investment income                     (0.46)       (0.47)       (0.47)        (0.48)    (0.16)          (0.51)
Net asset value, end of period                          $ 9.45        $ 9.99       $ 9.95        $ 9.40    $ 9.38          $ 9.62
 Total return++                                            0.69%       5.18%       11.11%         5.44%    (0.84)%         22.63%
======================================================  =======       ======       ======        ======    =======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $16,378       $12,992      $11,026       $5,726    $3,296          $3,527
 Ratio of operating expenses to average net assets         0.60%       0.60%        0.59%         0.60%     0.60%+          0.39%
Ratio of operating expenses to average net assets
 including interest expense                                  --            (a)          (a)           (a)   0.61%+              (a)
 Ratio of net investment income to average net assets      4.87%       4.66%        4.86%         5.10%     5.06%+          5.51%
Portfolio turnover rate                                      21%         11%           9%           37%        8%             16%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.35%       1.11%        0.96%         0.98%     1.07%+          1.04%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]
          Terms used in this prospectus



 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 Commercial paper - a money market instrument issued by a large company.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.


 Duration - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security issued by a foreign company or government.


 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.


 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.


 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.


 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P, or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.


 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principle.


 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.


 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indicies include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. It is not available for investment.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.


 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]
         Where to find more information


 You'll find more information about the State Municipal Bond Funds in the following documents:


        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.765.2668


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Funds Trust, 811-09645
                                                            [Nations Funds Logo]
[     ]

[GRAPHIC]

Domestic Stock Funds
Prospectus -- Investor A, B and C Shares
August 1, 2001

Nations Convertible Securities Fund

Nations Asset Allocation Fund

Nations Equity Income Fund

Nations Classic Value Fund

Nations Value Fund

Nations Blue Chip Fund

Nations Strategic Growth Fund

Nations Marsico Growth & Income Fund

Nations Capital Growth Fund

Nations Aggressive Growth Fund

Nations Marsico Focused Equities Fund

Nations MidCap Growth Fund

Nations Marsico 21st Century Fund

Nations Small Company Fund

Nations Financial Services Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                Not FDIC Insured
                                 May Lose Value
                               No Bank Guarantee


13                                             [NATIONS FUNDS LOGO APPEARS HERE]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 129.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Domestic Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 Domestic Stock Funds invest primarily in equity securities of U.S. companies. Within Domestic Stock Funds is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

 Fixed income securities have the potential to provide you with income. They also have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock Funds focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations Asset Allocation Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund

 It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

             You'll find more about
             BAALLC and the sub-advisers
             starting on page 76.

[GRAPHIC]

About the Funds

Nations Convertible Securities Fund                           6
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Asset Allocation Fund                                11
Sub-advisers: Banc of America Capital Management, LLC and Chicago Equity Partners, LLC
---------------------------------------------------------------
Nations Equity Income Fund                                   16
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Classic Value Fund                                   21
Sub-adviser: Brandes Investment Partners, L.P.
---------------------------------------------------------------
Nations Value Fund                                           25
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Blue Chip Fund                                       29
Sub-adviser: Chicago Equity Partners, LLC
---------------------------------------------------------------
Nations Strategic Growth Fund                                34
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Marsico Growth & Income Fund                         38
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------
Nations Capital Growth Fund                                  44
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Aggressive Growth Fund                               49
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Marsico Focused Equities Fund                        54
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------
Nations MidCap Growth Fund                                   59
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Marsico 21st Century Fund                            64
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------
Nations Small Company Fund                                   68
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Nations Financial Services Fund                              73
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------
Other important information                                  77
---------------------------------------------------------------
How the Funds are managed                                    79

[GRAPHIC]

About your investment

Information for investors
  Choosing a share class                                87
  Buying, selling and exchanging shares                 96
  How selling and servicing agents are paid            104
  Distributions and taxes                              106
----------------------------------------------------------
Financial highlights                                   108
----------------------------------------------------------
Terms used in this prospectus                          133
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]

             About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 78.

[GRAPHIC]

             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.


             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

Nations Convertible Securities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Convertible Securities Fund has the following risks:

     o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

 1991    1992    1993    1994    1995    1996    1997   1998    1999    2000
 ----    ----    ----    ----    ----    ----    ----   ----    ----    ----
38.24%  21.34%  22.71%  -5.85%  24.11%  19.45%  21.96%  6.58%  26.76%  14.86%

*Year-to-date return as of June 30, 2001:     %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.


                                                                                       Since
                                               1 year      5 years      10 years     inception*
        Investor A Shares                       8.23%       16.33%        17.75%       15.71%
        Investor B Shares                       9.62%          --            --        16.08%
        Investor C Shares                      13.22%          --            --        16.58%
        CSFB Convertible Securities Index      -7.83%       13.21%        14.72%          --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                  5.75%          none           none

Maximum deferred sales charge (load), as a %
of net asset value                                  none(1)        5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                      0.65%           0.65%        0.65%
Distribution (12b-1) and shareholder
servicing fees                                       0.25%           1.00%        1.00%
Other expenses                                       0.35%           0.35%        0.35%
                                                     -----          ------       ------
Total annual Fund operating expenses                 1.25%           2.00%        2.00%
                                                     =====          ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]

             You'll find more about BACAP and Chicago Equity, starting on page 78.

[GRAPHIC]

             What is an asset allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC]

        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes, however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings
  o unexpected changes in earnings
  o price-to-earnings ratio
  o dividend discount model
  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

        o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

 1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----    ----    ----
26.90%  15.66%  21.38%  21.09%  11.11%  -0.75%

  *Year-to-date return as of June 30, 2001:    %

 Best and worst quarterly returns during this period

 Best: :               %
 Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                    Since
                        1 year       5 years      inception*
  Investor A Shares      -6.47%       12.05%        12.10%
  Investor B Shares      -6.09%          --         12.77%
  Investor C Shares      -2.39%          --         11.97%
  S&P 500                -9.10%       18.33%           --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                  5.75%           none           none

Maximum deferred sales charge (load),
as a % of net asset value                            none(1)        5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                      0.65%           0.65%          0.65%
Distribution (12b-1) and shareholder
servicing fees                                       0.25%           1.00%          1.00%
Other expenses                                       0.35%           0.35%          0.35%
                                                     -----          ------         ------
Total annual Fund operating expenses                 1.25%           2.00%          2.00%
                                                     =====          ======         ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

Nations Equity Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.


[GRAPHIC]

        Principal investment strategies

        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow

  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Equity Income Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAALLC and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

 1992   1993    1994    1995    1996    1997   1998    1999    2000
 ----   ----    ----    ----    ----    ----    ----   ----    ----
9.77%  12.47%  -1.29%  27.35%  19.61%  25.72%  3.25%  2.63%  -10.76%

*Year-to-date return as of June 30, 2001:    %

 Best and worst quarterly returns during this period

 Best: :               %
 Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                   Since
                          1 year       5 years   inception*
  Investor A Shares      -15.92%        6.08%      9.32%
  Investor B Shares      -15.70%        6.37%      8.31%
  Investor C Shares      -12.28%        6.79%      9.05%
  S&P 500                 -9.10%       18.33%        --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 16, 1991, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                       Investor A     Investor B     Investor C
(Fees paid directly from your investment)                Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                        5.75%          none           none

Maximum deferred sales charge (load),
as a % of net asset value                                 none(1)       5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                            0.65%           0.65%        0.65%

Distribution (12b-1) and shareholder
servicing fees                                             0.25%           1.00%        1.00%

Other expenses                                             0.31%           0.31%        0.31%
                                                           -----          ------       ------
Total annual Fund operating expenses                       1.21%           1.96%        1.96%
                                                           =====          ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]

             About the sub-adviser

             BAALLC is the Fund's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               Brandes on page 15.

[GRAPHIC]

             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Classic Value Fund

[GRAPHIC]

        Investment objective

        The Fund seeks growth of capital by investing in companies believed to be undervalued.


[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium sized companies. The Fund generally holds 40 to 75 securities which include common stocks, preferred stock and convertible securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 12 and in the SAI.

[GRAPHIC]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

             o The Fund will normally invest no more than 5% of its assets in a single security.

             o It may not invest more than the higher of:

               o 20% of its assets in a single industry, or

               o 150% of the weighting of a single industry in the S&P 500
                 (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

[GRAPHIC]

     Risks and other things to consider

     Nations Classic Value Fund has the following risks:

      o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund. This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

[GRAPHIC]

             For information about the performance of other stock accounts managed by Brandes, see How the Funds are managed.


[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced operations on April 16, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                   Investor A     Investor B     Investor C
(Fees paid directly from your investment)            Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                   5.75%          none           none

Maximum deferred sales charge (load),
as a % of net asset value                            none(1)         5.00%(2)         1.00%(3)

Annual Fund operating expenses
(Expenses that are deducted from the Fund's assets)

Management fees                                       0.65%           0.65%        0.65%

Distribution (12b-1) and shareholder
servicing fees                                        0.25%           1.00%        1.00%

Other expenses(4)                                     0.48%           0.48%        0.48%
                                                      -----          ------       ------
Total annual Fund operating expenses(5)               1.38%           2.13%        2.13%
                                                      =====          ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 21 for details.

(2) This charge decreases over time. Please see page 21 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 21 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 23 for details.

(4) Other expenses are based on estimates for the current fiscal year.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year     3 years
        Investor A Shares           $708       $988
        Investor B Shares           $716       $967
        Investor C Shares           $316       $667

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                   1 year     3 years
        Investor B Shares           $216       $667
        Investor C Shares           $216       $667

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The management team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

Nations Value Fund

[GRAPHIC]

        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
25.86%   7.12%  16.06%  -3.08%  35.78%  20.85%  26.30%  17.14%   0.99%   3.66%

*Year-to-date return as of June 30, 2001:    %

Best and worst quarterly returns during this period

Best: :               %
Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization and is not available for investment.

                                                                           Since
                                  1 year       5 years      10 years     inception*
  Investor A Shares               -2.29%        12.02%        13.77%       12.75%
  Investor B Shares               -1.15%        12.37%           --        13.36%
  Investor C Shares                2.07%        12.77%           --        13.48%
  S&P/BARRA Value Index            6.08%        16.81%        16.88%          --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B      Investor C
(Fees paid directly from your investment)             Shares         Shares          Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                    5.75%          none            none

Maximum deferred sales charge,
as a % of net asset value                             none(1)        5.00%(2)        1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                        0.65%          0.65%           0.65%

Distribution (12b-1) and shareholder
servicing fees                                         0.25%          1.00%           1.00%

Other expenses                                         0.29%          0.29%           0.29%
                                                       -----         ------          ------
Total annual Fund operating expenses                   1.19%          1.94%           1.94%
                                                       =====         ======          ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Investor A Shares     $689       $932        $1,193      $1,938
        Investor B Shares     $697       $909        $1,247      $2,070
        Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $197       $609        $1,047      $2,070
        Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Chicago Equity on page 81.

[GRAPHIC]

             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

Nations Blue Chip Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

        o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

 1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----    ----    ----
35.78%  23.76%  32.70%  27.86%  21.16%  -9.28%

*Year-to-date return as of June 30, 2001:    %

Best and worst quarterly returns during this period

Best: :               %
Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                           Since
                                1 year      5 years      inception*
        Investor A Shares      -14.50%       16.81%        16.93%
        Investor B Shares      -14.10%          --         17.64%
        Investor C Shares      -10.76%          --         15.74%
        S&P 500                 -9.10%       18.33%           --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                  5.75%          none           none

Maximum deferred sales charge (load),
as a % of net asset value                            none(1)       5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                      0.65%         0.65%            0.65%

Distribution (12b-1) and shareholder
servicing fees                                       0.25%         1.00%            1.00%

Other expenses                                       0.31%         0.31%            0.31%
                                                     -----        ------           ------
Total annual Fund operating expenses                 1.21%         1.96%            1.96%
                                                     =====        ======           ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $691       $938        $1,203      $1,960
        Investor B Shares     $699       $915        $1,257      $2,091
        Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $199       $615        $1,057      $2,091
        Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

Nations Strategic Growth Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least
 $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

         1999     2000
         ----     ----
        28.08%  -12.52%

        * Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                   Since
                                     1 year     inception*
        Primary A Shares            -12.52%       17.74%
        S&P 500                      -9.10%         --

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                  5.75%          none           none

Maximum deferred sales charge (load),
as a % of net asset value                           none(1)       5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                      0.65%         0.65%          0.65%

Distribution (12b-1) and shareholder
servicing fees                                       0.25%         1.00%          1.00%

Other expenses                                       0.29%         0.29%          0.29%
                                                     -----        ------         ------
Total annual Fund operating expenses                 1.19%         1.94%          1.94%
                                                     =====        ======         ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $689       $932        $1,193      $1,938
        Investor B Shares     $697       $909        $1,247      $2,070
        Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $197       $609        $1,047      $2,070
        Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 78.

[GRAPHIC]

             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

 o products, markets or technologies in flux that can result in extraordinary growth

 o strong brand franchises that can take advantage of a changing global environment

 o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

 o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

        o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

         1998     1999      2000
         ----     ----      ----
        38.62%   52.11%   -15.47%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period


        Best: :               %
        Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                    Since
                                     1 year       inception*
        Investor A Shares            -20.32%       18.88%
        Investor B Shares            -20.26%       19.75%
        Investor C Shares            -16.91%       20.49%
        S&P 500                       -9.10%         --

        *The inception date of Investor A Shares, Investor B Shares, and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                        Investor A     Investor B     Investor C
(Fees paid directly from your investment)                 Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                       5.75%          none           none

Maximum deferred sales charge,
as a % of net asset value                                 none(1)       5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                           0.75%           0.75%         0.75%

Distribution (12b-1) and shareholder
servicing fees                                            0.25%           1.00%         1.00%

Other expenses                                            0.35%           0.35%         0.35%
                                                          -----          ------        ------
Total annual Fund operating expenses                      1.35%           2.10%         2.10%
                                                          =====          ======        ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $705       $979        $1,273      $2,109
        Investor B Shares     $713       $958        $1,329      $2,240
        Investor C Shares     $313       $658        $1,129      $2,431

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $213       $658        $1,129      $2,240
        Investor C Shares     $213       $658        $1,129      $2,431

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

Nations Capital Growth Fund

[GRAPHIC]

        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

        o above-average earnings growth compared with the S&P 500

        o established operating histories, strong balance sheets and favorable financial performance

        o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]


        1993    1994    1995    1996    1997    1998    1999     2000
        ----    ----    ----    ----    ----    ----    ----     ----
        7.53%  -1.55%  28.56%  18.29%  30.36%  29.73%  23.57%  -12.17%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                            Since
                               1 year        5 years      inception*
        Investor A Shares      -17.23%       15.40%        14.26%
        Investor B Shares      -16.34%       15.71%        14.77%
        Investor C Shares      -13.53%       16.10%        14.33%
        S&P 500                 -9.10%       18.33%          --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are October 2, 1992, June 7, 1993, and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                        Investor A     Investor B     Investor C
(Fees paid directly from your investment)                 Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                        5.75%          none          none

Maximum deferred sales charge,
as a % of net asset value                                 none(1)       5.00%(2)      1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                            0.65%          0.65%        0.65%

Distribution (12b-1) and shareholder
servicing fees                                             0.25%          1.00%        1.00%

Other expenses                                             0.29%          0.29%        0.29%
                                                           -----         ------       ------
Total annual Fund operating expenses                       1.19%          1.94%        1.94%
                                                           =====         ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $689       $932        $1,193      $1,938
        Investor B Shares     $697       $909        $1,247      $2,070
        Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $197       $609        $1,047      $2,070
        Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

Nations Aggressive Growth Fund

[GRAPHIC]

        Investment objective

        The Fund seeks capital appreciation.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolios typically consist of between 50 and 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when if forecasts a decline in industry profitability, it believes company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]


         1994    1995    1996    1997    1998    1999     2000
         ----    ----    ----    ----    ----    ----     ----
        -6.42%  27.30%  21.90%  29.59%  25.57%   8.83%  -26.40%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the indices do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the S&P 500 is considered to be a more appropriate comparison.

                                                                        Since
                                             1 year       5 years     inception*
        Investor A Shares                    -30.65%        8.41%      10.16%
        Investor B Shares                    -30.05%        8.66%      10.95%
        Investor C Shares                    -27.56%        9.03%      11.25%
        S&P 500                               -9.10%       18.33%        --
        Russell 1000 Growth Index              --            --          --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are July 26, 1993, May 20, 1994, and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                        Investor A     Investor B     Investor C
(Fees paid directly from your investment)                 Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                        5.75%          none           none

Maximum deferred sales charge
(load), as a % of net asset value                          none(1)       5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                            0.65%          0.65%          0.65%

Distribution (12b-1) and shareholder
servicing fees                                             0.25%          1.00%          1.00%

Other expenses                                             0.35%          0.35%          0.35%
                                                           -----         ------         ------
Total annual Fund operating expenses                       1.25%          2.00%          2.00%
                                                           =====         ======         ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $695       $949        $1,223      $2,002
        Investor B Shares     $703       $927        $1,278      $2,134
        Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
        Investor B Shares     $203       $627        $1,078      $2,134
        Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 78.

[GRAPHIC]

             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

Nations Marsico Focused Equities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term growth of capital.


[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth
  o strong brand franchises that can take advantage of a changing global environment
  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets
  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 75 and in the SAI.


[GRAPHIC]

        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

        o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]


         1998     1999      2000
         ----     ----      ----
        50.14%   52.85%   -17.32%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                    Since
                                     1 year       inception*
        Investor A Shares            -22.07%       21.38%
        Investor B Shares            -22.00%       22.39%
        Investor C Shares            -18.73%       23.16%
        S&P 500                       -9.10%         --

        *The inception date of Investor A Shares, Investor B Shares, and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                        Investor A     Investor B     Investor C
(Fees paid directly from your investment)                 Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                        5.75%          none           none

Maximum deferred sales charge
(load), as a % of net asset value                         none(1)        5.00%(2)       1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)(5)

Management fees                                            0.75%           0.75%        0.75%

Distribution (12b-1) and shareholder
servicing fees                                             0.25%           1.00%        1.00%

Other expenses                                             0.34%           0.34%        0.34%
                                                           -----          ------       ------
Total annual Fund operating expenses                       1.34%           2.09%        2.09%
                                                           =====          ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $704       $976        $1,268      $2,098
        Investor B Shares     $712       $955        $1,324      $2,229
        Investor C Shares     $312       $655        $1,124      $2,421

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $212       $655        $1,124      $2,229
        Investor C Shares     $212       $655        $1,124      $2,421

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             What is an emerging growth fund?

             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

Nations MidCap Growth Fund

[GRAPHIC]

        Investment objective

        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

        [A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]


         1993   1994    1995    1996    1997   1998    1999    2000
         ----   ----    ----    ----    ----   ----    ----    ----
        11.66%  0.39%  29.71%  18.32%  20.48%  3.30%  43.45%  14.30%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                          Since
                              1 year       5 years      inception*
        Investor A Shares      7.74%       17.87%        16.69%
        Investor B Shares      9.03%       18.18%        17.90%
        Investor C Shares     12.76%       18.59%        16.82%
        S&P MidCap 400        17.51%       20.41%          --

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                         Investor A     Investor B     Investor C
(Fees paid directly from your investment)                  Shares         Shares         Shares
Maximum sales charge (load) imposed on
purchases, as a % of offering price                         5.75%          none         none

Maximum deferred sales charge (load),
as a % of net asset value                                  none(1)        5.00%(2)     1.00%(3)

Annual Fund operating expenses(4)
(Expenses that are deducted from the Fund's assets)

Management fees                                             0.65%          0.65%        0.65%

Distribution (12b-1) and shareholder
servicing fees                                              0.25%          1.00%        1.00%

Other expenses                                              0.33%          0.33%        0.33%
                                                            -----         ------       ------
Total annual Fund operating expenses                        1.23%          1.98%        1.98%
                                                            =====         ======       ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $693       $944        $1,213      $1,981
        Investor B Shares     $701       $921        $1,268      $2,113
        Investor C Shares     $301       $621        $1,068      $2,306

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
        Investor B Shares     $201       $621        $1,068      $2,113
        Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

             You'll find more about Marsico Capital and Mr. Hillary on page 78.

[GRAPHIC]

             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Fund


[GRAPHIC]

        Investment objective

        The Fund seeks long-term growth of capital.


[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

   o products, markets or technologies in flux that can result in extraordinary growth

   o strong brand franchises that can take advantage of a changing global environment

   o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

   o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.


[GRAPHIC]

        Risks and other things to consider

        Nations Marsico 21st Century Fund has the following risks:

   o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

   o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

   o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

   o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

   o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Investor A       Investor B        Investor C
        (Fees paid directly from your investment)                 Shares           Shares            Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                          5.75%            none              none
        Maximum deferred sales charge,
        as a % of net asset value                                   none(1)        5.00%(2)          1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                            0.75%           0.75%             0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                             0.25%           1.00%             1.00%
        Other expenses                                             0.60%           0.60%             0.60%
                                                                   -----           -----             -----
        Total annual Fund operating expenses                       1.60%           2.35%             2.35%
                                                                   =====           =====             =====

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Trend's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

(5) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years     5 years     10 years
        Investor A Shares     $729       $1,052      $1,397      $2,369
        Investor B Shares     $738       $1,033      $1,455      $2,499
        Investor C Shares     $338       $  733      $1,255      $2,686

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                              1 year     3 years     5 years     10 years
        Investor B Shares     $238       $733        $1,255      $2,499
        Investor C Shares     $238       $733        $1,255      $2,499

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 78.

[GRAPHIC]

             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 75 and in the SAI.


[GRAPHIC]

        Risks and other things to consider

        Nations Small Company Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]

        A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[A BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION]

          1996       1997       1998      1999       2000
          ----       ----       ----      ----       ----
          19.92%     19.47%     1.22%     54.51%     -1.83%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.


                                                           Since
                                1 year       5 years      inception*
        Investor A Shares      -7.46%       15.71%        15.25%
        Investor B Shares      -6.89%       16.10%        15.75%
        Investor C Shares      -3.42%         --          10.65%
        Russell 2000           -3.02%       10.31%          --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 12, 1995, December 12, 1995, and September 22, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                  Investor A     Investor B     Investor C
        (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                     5.75%        none           none
        Maximum deferred sales charge
        (load), as a % of net asset value                     none(1)      5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.90%        0.90%          0.90%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%        1.00%          1.00%
        Other expenses                                        0.30%        0.30%          0.30%
                                                             ------      -------          -----
        Total annual Fund operating expenses                  1.45%        2.20%          2.20%
        Fee waivers and/or reimbursements                    (0.05)%     (0.05)%        (0.05)%
                                                             ------      -------         ------
        Total net expenses(5)                                 1.40%        2.15%          2.15%
                                                             ======      =======         ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2) This charge decreases over time. Please see page 84 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

(4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                             1 year     3 years     5 years     10 years
        Investor A Shares     $709       $1,003      $1,319      $2,210
        Investor B Shares     $718       $  983      $1,375      $2,340
        Investor C Shares     $318       $  683      $1,175      $2,530

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                             1 year     3 years     5 years     10 years
        Investor B Shares     $218       $683        $1,175      $2,340
        Investor C Shares     $218       $683        $1,175      $2,530

[GRAPHIC]

             About the sub-adviser

             BAALLC is the Fund's investment adviser, and Banc of America Capital Management, LLC (BACAP) is its sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 15.

[GRAPHIC]

             What does a financial services fund invest in?

             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund

[GRAPHIC]

        Investment objective

        The Fund seeks growth of capital.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities and convertible securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when its reasonably valued.

 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

      o are increasing their revenues along with their earnings

      o can grow their revenues and earnings in a variety of interest rate environments

      o have both marketing expertise and superior technology

 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 12 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Financial Services Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

        o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investment.

        o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund. This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced operations on March 30, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                   Investor A     Investor B     Investor C
        (Fees paid directly from your investment)            Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                     5.75%          none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                             none(1)         5.00%(2)      1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.75%           0.75%         0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%           1.00%         1.00%
        Other expenses(4)                                     0.55%           0.55%         0.55%
                                                              -----          ------         ------
        Total annual Fund operating expenses(5)               1.55%           2.30%         2.30%
                                                              =====          ======         ======

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 19 for details.

(2) This charge decreases over time. Please see page 19 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 19 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 21 for details.

(4)  Other expenses are based on estimates for the current fiscal year.

(5) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year     3 years
        Investor A Shares           $724       $1,037
        Investor B Shares           $733       $1,018
        Investor C Shares           $333       $  718

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                                   1 year     3 years
        Investor B Shares           $233       $718
        Investor C Shares           $233       $718

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risks - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for Nations Classic Value Fund and Nations Financial Services Fund are expected to be no more than 50% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     Annual investment advisory fee, as a % of average daily net assets

                                            Maximum       Actual fee
                                           advisory        paid last
                                              fee         fiscal year
  Nations Convertible Securities Fund        0.65%            0.65%
  Nations Asset Allocation Fund              0.65%            0.58%
  Nations Equity Income Fund                 0.65%            0.56%
  Nations Classic Value Fund                 0.65%             N/A
  Nations Value Fund                         0.65%            0.67%
  Nations Blue Chip Fund(1)                  0.65%            0.65%
  Nations Strategic Growth Fund              0.65%            0.66%
  Nations Marsico Growth & Income Fund(1)    0.75%            0.76%
  Nations Capital Growth Fund                0.65%            0.66%
  Nations Aggressive Growth Fund             0.65%            0.66%
  Nations Marsico Focused Equities Fund(1)   0.75%            0.76%
  Nations MidCap Growth Fund                 0.65%            0.66%
  Nations Marsico 21st Century Fund(1)       0.75%
  Nations Small Company Fund                 0.90%            0.78%
  Nations Financial Services Fund            0.75%             N/A

(1) These Funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio, respectively. BAALLC is the investment adviser to the Master Portfolios.

 Investment sub-advisers
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


  Fund                             BACAP Team

  Nations Convertible              Income Strategies Team
  Securities Fund
  Nations Asset Allocation Fund    Fixed Income Management Team for the fixed
                                   income and money market portions of the Fund
  Nations Equity Income Fund       Income Strategies Team
  Nations Value Fund               Value Strategies Team
  Nations Strategic Growth Fund    Growth Strategies Team
  Nations Capital Growth Fund      Growth Strategies Team
  Nations Aggressive               Growth Strategies Team
  Growth Fund
  Nations MidCap Growth Fund       Growth Strategies Team
  Nations Small Company Fund       SmallCap Strategies Team
  Nations Financial Services Fund  Growth Strategies Team

[GRAPHIC]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Capital is an indirect, wholly-owned subsidiary of Bank of America Corporation.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth & Income Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997


                                                    Janus Twenty
                                                      Fund (%)      S&P 500 (%)

  one year                                            48.21           46.41
  three years                                         32.07           30.63
  five years                                          20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)                23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997

                                                    Janus Growth
                                                     and Income
                                                      Fund (%)      S&P 500 (%)
  one year                                            47.77           46.41
  three years                                         31.13           30.63
  five years                                          21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                    21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]

             Brandes Investment
             Partners, L.P.

             11988 El Camino Real
             Suite 500
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations Classic Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

 Performance of other stock accounts managed by Brandes
 Nations Classic Value Fund commenced operations on April 16, 2001. The tables below are designed to show you how a composite of similar stock accounts managed by Brandes performed over various periods in the past.

 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

     Average annual total returns as of March 31, 2001

                                      Brandes
                                 U.S. Value Equity      Russell 1000
                                   Composite (%)       Value Index (%)
  one year                           47.98%                 0.27%
  three years                         4.09%                 3.85%
  five years                         14.52%                14.24%
  since inception (6/30/91)          15.27%                15.65%

 Annual total returns as of December 31


                                     Brandes
                                U.S. Value Equity      Russell 1000
                                  Composite (%)       Value Index (%)
       2000                         34.46%                7.02%
       1999                        (12.45)%               7.35%
       1998                          1.69%               15.63%
       1997                         32.99%               35.18%
       1996                         29.47%               21.64%
       1995                         20.98%               38.36%
       1994                         (3.54)%              (1.98)%
       1993                         24.00%               18.07%
       1992                         23.40%               13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]

             Chicago Equity Partners, LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]

             Stephens Inc.

            111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------
[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]

               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.

[GRAPHIC]

               Before you invest,
               please note that,
               over time, distribution
               (12b-1) and shareholder
               servicing fees will increase
               the cost of your investment,
               and may cost you more than
               any sales charges you may
               pay. For more information,
               see How selling and
               servicing agents
               are paid.

[GRAPHIC]

         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                   Investor A                  Investor B             Investor C
                                     Shares                      Shares                 Shares
  Maximum amount                    no limit                     $250,000                no limit
  you can buy
  Maximum front-end                  5.75%                         none                    none
  sales charge
  Maximum deferred                   none(1)                       5.00%(2)              1.00%(3)
  sales charge
  Maximum annual                 0.25% distribution         0.75% distribution      0.75% distribution
  distribution                    (12b-1)/service            (12b-1) fee and         (12b-1) fee and
  and shareholder                      fee                  0.25% service fee       0.25% service fee
  servicing fees
  Conversion feature                 none                          yes                     none

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 83 for details.

(2)  This charge decreases over time. Please see page 84 for details.

(3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 86 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]

        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

        o you're reinvesting distributions

        The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.


                                                              Amount retained
                       Sales charge        Sales charge      by selling agents
                       as a % of the      as a % of the        as a % of the
                      offering price     net asset value      offering price
Amount you bought       per share          per share            per share
$       0-$ 49,999         5.75%              6.10%               5.00%
$  50,000-$ 99,999         4.50%              4.71%               3.75%
$ 100,000-$249,999         3.50%              3.63%               2.75%
$ 250,000-$499,999         2.50%              2.56%               2.00%
$ 500,000-$999,999         2.00%              2.04%               1.75%
$1,000,000 or more         0.00%              0.00%               1.00%(1)

(1)  1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC]

        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 89

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                    You'll pay a CDSC of:
----------------------------------  -------------------------------------------------------------------------
                                                                                        Shares
                                                                                         you
                                                                                        bought      Shares
                                       Shares                                        on or after     you
                                     you bought       Shares you bought between        1/1/1996     bought
                                        after          8/1/1997 and 11/15/1998        and before    before
                                     11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                    ------------ ---------------------------------- ------------- ---------
                                                             $250,000-   $500,000-
                                              $0-$249,999    $499,999    $999,999
  the first year you own them       5.0%         5.0%          3.0%        2.0%         none        5.0%
  the second year you own them      4.0%         4.0%          2.0%        1.0%         none        4.0%
  the third year you own them       3.0%         3.0%          1.0%        none         none        3.0%
  the fourth year you own them      3.0%         3.0%          none        none         none        2.0%
  the fifth year you own them       2.0%         2.0%          none        none         none        2.0%
  the sixth year you own them       1.0%         1.0%          none        none         none        1.0%
  after six years of owning them    none         none          none        none         none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for

  after November 15, 1998                      eight years

  between August 1, 1997
  and November 15, 1998

$       0-$249,000                             nine years

$ 250,000-$499,999                             six years

$ 500,000-$999,999                             five years

  before August 1, 1997                        nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

        o Conversions are free from federal tax.

[GRAPHIC]

        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 89

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o banks, trust companies and thrift institutions acting as fiducuaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o employees or partners of any service provider to the Funds

        o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          o be an employer-sponsored plan with at least 100 eligible participants, or

          o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o the following retirement plan distributions:

          o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          o a tax-free return of an excess contribution to an IRA

          o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

         Buying, selling and exchanging shares

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                         Ways to
                       buy, sell or             How much you can buy,
                         exchange                 sell or exchange                              Other things to know
                    ----------------- ---------------------------------------- -----------------------------------------------------
Buying shares       In a lump sum     minimum initial investment:              There is no limit to the amount you can invest in
                                      o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                      o $500 for traditional and Roth IRA      $250,000 in Investor B Shares.
                                      accounts
                                      o $250 for certain fee-based accounts
                                      o no minimum for certain retirement
                                      plan accounts like 401(k) plans and
                                      SEP accounts, but other restrictions
                                      apply
                                      minimum additional investment:
                                      o $100 for all accounts
                    Using our         minimum initial investment:              You can buy shares twice a month, monthly or
                    Systematic        o $100                                   quarterly, using automatic transfers from your
                    Investment Plan   minimum additional investment:           bank account.
                                      o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum     o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                      shares by telephone, otherwise there     selling and send you or your selling agent the
                                      are no limits to the amount you can      balance, usually within three business days of
                                      sell                                     receiving your order.
                                      o other restrictions may apply to        If you paid for your shares with a check that
                                      withdrawals from retirement plan         wasn't certified, we'll hold the sale proceeds
                                      accounts                                 when you sell those shares for at least 15 days
                                                                               after the trade date of the purchase, or until the
                                                                               check has cleared.
                    Using our         o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                  to set up the plan. You can make withdrawals
                    Withdrawal Plan                                            twice a month, monthly, quarterly or yearly. We'll
                                                                               send your money by check or deposit it directly
                                                                               to your bank account. No CDSC is deducted if you
                                                                               withdraw 12% or less of the value of your shares
                                                                               in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum     o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                               Investor A shares of any other Nations Fund,
                                                                               except Index Funds. You won't pay a front-end
                                                                               sales charge, CDSC or redemption fee on the
                                                                               shares you're exchanging.
                                                                               You can exchange your Investor B Shares for:
                                                                               o Investor B Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                               o Investor B Shares of Nations Reserves Money
                                                                               Market Funds
                                                                               You can exchange your Investor C Shares for:
                                                                               o Investor C Shares of any other Nations Fund,
                                                                               except Nations Funds Money Market Funds
                                                                               o Investor C Shares of Nations Reserves Money
                                                                               Market Funds
                                                                               If you received Investor C Shares of a Fund from
                                                                               an exchange of Investor A Shares of a Managed
                                                                               Index Fund, you can also exchange these shares
                                                                               for Investor A Shares of an Index Fund.
                                                                               You won't pay a CDSC on the shares you're
                                                                               exchanging.
                    Using our         o minimum $25 per exchange               You must already have an investment in the
                    Automatic                                                  Funds into which you want to exchange. You can
                    Exchange                                                   make exchanges monthly or quarterly.
                    Feature


[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

        o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

        o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

        o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

        o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]

        Buying shares

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)

          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

     Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

               For more information
               about telephone orders,
               see page 93.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

     o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     Exchanging Investor A Shares
     You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

     Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

     Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

 How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:

                                    Maximum annual distribution (12b-1)
                                      and shareholder servicing fees
                               (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

    o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

    o additional amounts on all sales of shares:

      o up to 1.00% of the offering price per share of Investor A Shares

      o up to 1.00% of the net asset value per share of Investor B Shares

      o up to 1.00% of the net asset value per share of Investor C Shares

    o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAALLC, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

         Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

    o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

    o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain, at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                Frequency of
 Fund                                       income distributions
 Nations Convertible Securities Fund             quarterly
 Nations Asset Allocation Fund                   quarterly
 Nations Equity Income Fund                       monthly
 Nations Classic Value Fund                       annually
 Nations Value Fund                               monthly
 Nations Blue Chip Fund                          quarterly
 Nations Strategic Growth Fund                    monthly
 Nations Marsico Growth & Income Fund            quarterly
 Nations Capital Growth Fund                      monthly
 Nations Aggressive Growth Fund                   monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations MidCap Growth Fund                      quarterly
 Nations Marsico 21st Century Fund               quarterly
 Nations Small Company Fund                       monthly
 Nations Financial Services Fund                  annually

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income, including net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received distribution.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

    o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

    o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

    o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

 Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Classic Value Fund and Nations Financial Services Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities Fund                                For a Share outstanding throughout each period

                                                      Year ended  Period ended  Period ended  Year ended  Year ended  Year ended
Investor A Shares*                                     03/31/01     03/31/00#     05/14/99     02/28/99    02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                   $  22.17     $  18.31       $ 17.34     $ 17.28     $ 17.35     $ 16.42
Net investment income                                      0.51         0.46         0.12        0.51        0.58        0.57
Net realized and unrealized gain (loss) on
 investments                                              (2.05)        5.26         0.96        0.25        2.89        2.34
Net increase in net asset value from operations           (1.54)        5.72         1.08        0.76        3.47        2.91
Distributions:
Dividends from net investment income                      (0.55)       (0.45)       (0.11)      (0.52)      (0.59)      (0.57)
Distributions from net realized capital gains             (4.04)       (1.41)         --        (0.18)      (2.95)      (1.41)
Total dividends and distributions                         (4.59)       (1.86)       (0.11)      (0.70)      (3.54)      (1.98)
Net asset value, end of period                         $  16.04     $  22.17       $ 18.31     $ 17.34     $ 17.28     $ 17.35
Total return++                                            (7.88)%      33.68%        6.25%       4.64%      21.54%      18.53%
===============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $ 315,857    $ 369,488      $352,000    $356,000    $391,000    $309,000
Ratio of operating expenses to average net assets      1.24%(a)(b)  1.22%+(b)        1.30%+     1.15%(a)    1.10%(a)    1.18%(a)
Ratio of net investment income (loss) to average net
 assets                                                    2.86%      1.96%+         3.07%+      2.97%       3.35%       3.40%
Portfolio turnover rate                                     73%        65%            16%         66%         69%        124%
Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements               1.25%(a)    1.23%+        1.32%+      1.16%(a)    1.12%(a)    1.19%(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into the Convertible
                           Securities Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was
                           Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital
                           Management, LLC.
                           ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund                       For a Share outstanding throughout each period

                                                    Year ended   Period ended    Period ended    Period ended
Investor B Shares*                                   03/31/01     03/31/00#        05/14/99        02/28/99**
Operating performance:
Net asset value, beginning of period                 $ 22.06       $ 18.27         $ 17.30         $ 17.67
Net investment income                                  0.35          0.44            0.09            0.22
Net realized and unrealized gain/(loss) on
 investments                                          (2.00)         5.12            0.96           (0.17)
Net increase in net asset value from operations       (1.65)         5.56            1.05            0.05
Distributions:
Dividends from net investment income                  (0.45)        (0.36)          (0.08)          (0.24)
Distributions from net realized capital gains         (4.04)        (1.41)            --            (0.18)
Total dividends and distributions                    (4.49)        (1.77)          (0.08)          (0.42)
Net asset value, end of period                        $ 15.92      $ 22.06         $ 18.27         $ 17.30
Total return++                                       (8.49)%       32.76%           6.10%           0.44%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $49,763      $11,175         $ 4,000          $3,000
Ratio of operating expenses to average net assets   1.99%(a)(b)   1.97%+(b)        2.06%+         1.96%+(a)
Ratio of net investment income to average net
 assets                                                2.08%        1.21%+          2.34%+           2.14%+
Portfolio turnover rate                                73%          65%             16%              66%
Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements           2.00%(a)      1.98%+         2.08%**+        1.97%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible
                           Securities Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was
                           Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital
                           Management, LLC.
                           ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund                    For a Share outstanding throughout each period

                                                     Year ended   Period ended  Period ended   Year ended   Year ended  Period ended
Investor C Shares*                                    03/31/01      03/31/00#     05/14/99      02/28/99      02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 22.23        $ 18.35       $ 17.37       $ 17.24       $ 17.30     $ 16.24
Net investment income                                  0.35           0.38          0.10          0.40          0.48        0.32
Net realized and unrealized gain on investments       (2.02)          5.22          0.97          0.31          2.89        2.43
Net increase in net asset value from operations       (1.67)          5.60          1.07          0.71          3.37        2.75
Distributions:
Dividends from net investment income                  (0.44)         (0.31)        (0.09)        (0.40)        (0.48)      (0.28)
Distributions from net realized capital gains         (4.04)         (1.41)          --          (0.18)        (2.95)      (1.41)
Total dividends and distributions                     (4.48)         (1.72)        (0.09)        (0.58)        (3.43)      (1.69)
Net asset value, end of period                        $ 16.08        $ 22.23      $ 18.35       $ 17.37       $ 17.24     $ 17.30
Total return++                                        (8.50)%        32.81%         6.17%         4.29%        20.97%      17.47%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $9,827         $3,033        $4,000        $4,000        $3,000      $1,000
Ratio of operating expenses to average net assets  1.99%(a)(b)    1.97%+(b)        1.80%+       1.65%(a)       1.60%       1.66%+
Ratio of net investment income to average net
 assets                                                2.08%          1.21%+        2.56%+        2.45%         2.85%       2.85%+
Portfolio turnover rate                                73%            65%           16%           66%           69%         124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.00%(a)       1.98%+        2.07%+       1.91%(a)        1.86%       1.91%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible
                           Securities Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was
                           Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital
                           Management, LLC.
                           ** Convertible Securities Investor C Shares commenced operations on October 21, 1996.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund                                         For a Share outstanding throughout each period

                                                      Year ended   Period ended   Period ended  Year ended   Year ended  Year ended
Investor A Shares*,***                                03/31/01#      03/31/00#      05/14/99      2/28/99      2/28/98    2/28/97**
Operating performance:
Net asset value, beginning of period                   $ 24.35        $ 23.40        $ 22.50      $ 21.41      $ 19.40    $ 17.52
Net investment income                                    0.50           0.43           0.10         0.55         0.52       0.48
Net realized and unrealized gain (loss) on
 investments                                            (2.82)          1.59           0.91         2.48         3.72       2.50
Net increase in net asset value from operations         (2.32)          2.02           1.01         3.03         4.24       2.98
Distributions:
Dividends from net investment income                    (0.50)         (0.35)         (0.11)       (0.45)       (0.47)     (0.46)
Distributions from net realized capital gains           (1.21)         (0.72)           --         (1.49)       (1.76)     (0.64)
Total dividends and distributions                       (1.71)         (1.07)         (0.11)       (1.94)       (2.23)     (1.10)
Net asset value, end of period                         $ 20.32        $ 24.35        $ 23.40      $ 22.50      $ 21.41    $ 19.40
Total return++                                        (10.05)%         8.99%           4.50%       14.72%       23.07%     17.64%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $231,520       $83,412        $72,000      $72,000      $49,000    $35,000
Ratio of operating expenses to average net assets     1.23%(a)(b)   1.20%+(a)(b)      1.18%+        0.94%        1.03%      1.25%
Ratio of net investment income (loss) to average net
 assets                                                 2.20%          1.60%+         2.01%+        2.64%        2.67%      2.59%
Portfolio turnover rate                                  88%            84%            20%          114%          67%       116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.25%(a)       1.27%+(a)       1.20%+        0.94%        1.09%      1.94%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation
                           Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of
                           America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became
                           Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management,
                           LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund                             For a Share outstanding throughout each period

                                                     Year ended    Period ended  Period ended    Period ended
Investor B Shares*                                   03/31/01#      03/31/00#      05/14/99     02/28/99(a)(b)
Operating performance:
Net asset value, beginning of period                  $ 24.24        $ 23.32        $ 22.45        $ 23.17
Net investment income                                   0.33           0.47           0.06           0.22
Net realized and unrealized gain on investments        (2.81)          1.39           0.89           0.75
Net increase in net asset value from operations        (2.48)          1.86           0.95           0.97
Distributions:
Dividends from net investment income                   (0.33)         (0.22)         (0.08)         (0.20)
Distributions from net realized capital gains          (1.21)         (0.72)           --           (1.49)
Total dividends and distributions                      (1.54)         (0.94)         (0.08)         (1.69)
Net asset value, end of period                        $ 20.22        $ 24.24        $ 23.32        $ 22.45
Total return++                                       (10.73)%          8.31%        4.26%(e)       4.59%(e)
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $104,745       $121,644       $10,000        $6,000
Ratio of operating expenses to average net assets   1.98%(a)(b)    1.95%+(a)(b)      1.95%+         1.74%+
Ratio of net investment income to average net
 assets                                                1.45%          0.85%+         1.26%+         1.92%+
Portfolio turnover rate                                 88%            84%             20%          114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.00%(a)      2.02%+(a)        1.97%+         1.74%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation
                           Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of
                           America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became
                           Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management,
                           LLC.
                           ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund                                       For a Share outstanding throughout each period

                                                    Year ended   Period ended   Period ended  Year ended  Year ended  Period ended
Investor C Shares*                                   03/31/01#     03/31/00#      05/14/99     02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                  $ 24.27       $ 23.33        $ 22.45      $ 21.36     $ 19.40     $ 17.23
Net investment income                                   0.33          0.42           0.05         0.44        0.41        0.19
Net realized and unrealized gain/(loss) on
 investments                                          (2.82)          1.43           0.92         2.49        3.66        2.80
Net increase in net asset value from operations       (2.49)          1.85           0.97         2.93        4.07        2.99
Distributions:
Dividends from net investment income                  (0.33)         (0.19)         (0.09)       (0.35)      (0.36)      (0.18)
Distributions from net realized capital gains         (1.21)         (0.72)           --         (1.49)      (1.75)      (0.64)
Total dividends and distributions                     (1.54)         (0.91)         (0.09)       (1.84)      (2.11)      (0.82)
Net asset value, end of period                        $ 20.24       $ 24.27        $ 23.33      $ 22.45     $ 21.36     $ 19.40
Total return++                                       (10.74)%        8.24%           4.31%       14.23%      22.10%      17.69%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 2,532        $2,305         $2,000       $2,000      $2,000      $1,000
Ratio of operating expenses to average net assets   1.98%(a)(b)   1.95%+(a)(b)      1.67%+       1.44%       1.52%       1.94%+
Ratio of net investment income to average net
 assets                                               1.45%         0.85%+          1.52%+       2.14%       2.17%       2.31%+
Portfolio turnover rate                                88%            84%            20%          114%         67%       116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       2.00%(a)      2.02%+(a)        1.96%+       1.69%       1.58%       3.26%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation
                           Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of
                           America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became
                           Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management,
                           LLC.
                           ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund                                          For a Share outstanding throughout each period

                                                       Year            Year           Year             Year             Year
                                                       ended           ended          ended            ended            ended
Investor A Shares                                     03/31/01       03/31/00       03/31/99#        03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                  $ 11.52         $ 11.31        $ 13.89          $ 12.26          $ 13.11
Net investment income                                   0.09            0.12           0.20             0.26             0.36
Net realized and unrealized gain on investments        (2.27)           0.36          (1.45)            3.77             1.58
Net increase in net asset value from operations       ( 2.18)           0.48          (1.25)            4.03             1.94
Distributions:
Dividends from net investment income                   (0.09)          (0.12)         (0.20)           (0.24)           (0.38)
Distributions from net realized capital gains          (0.53)          (0.15)         (1.13)           (2.16)           (2.41)
Total dividends and distributions                      (0.62)          (0.27)         (1.33)           (2.40)           (2.79)
Net asset value, end of period                        $  8.72         $ 11.52        $ 11.31          $ 13.89          $ 12.26
Total return++                                        (19.75)%          4.26%         (9.87)%          36.92%           15.30%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $21,475         $33,569        $51,278          $68,006          $47,891
Ratio of operating expenses to average net assets   1.12%(a)(b)     1.10%(a)(b)      1.05%(a)         1.11%(a)         1.16%(a)
Ratio of net investment income to average net
 assets                                                0.81%           1.00%           1.67%            1.97%            2.84%
Portfolio turnover rate                                139%             54%             69%              74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.12%(a)        1.10%(a)        1.05%(a)         1.11%(a)         1.16%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund                                        For a Share outstanding throughout each period

                                                     Year ended    Year ended     Year ended     Year ended     Year ended
Investor B Shares                                     03/31/01      03/31/00       03/31/99#      03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                  $ 11.51        $ 11.31        $ 13.87        $ 12.25        $ 13.10
Net investment income                                                  0.03           0.11           0.17           0.31
Net realized and unrealized gain on investments        (2.26)          0.36          (1.45)          3.77           1.57
Net increase in net asset value from operations        (2.26)          0.39          (1.34)          3.94           1.88
Distributions:
Dividends from net investment income                   (0.02)         (0.04)         (0.09)         (0.16)         (0.32)
Distributions from net realized capital gains          (0.53)         (0.15)         (1.13)         (2.16)         (2.41)
Total dividends and distributions                      (0.55)         (0.19)         (1.22)         (2.32)         (2.73)
Net asset value, end of period                        $  8.70        $ 11.51        $ 11.31        $ 13.87        $ 12.25
Total return++                                        (20.35)%         3.43%        (10.49)%        36.02%         14.76%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $42,724        $73,966        $107,747       $144,929       $108,055
Ratio of operating expenses to average net assets    1.87%(a)(b)    1.85%(a)(b)     1.80%(a)       1.78%(a)       1.66%(a)
Ratio of net investment income to average net
 assets                                                0.06%          0.25%           0.92%          1.30%          2.34%
Portfolio turnover rate                                139%            54%             69%           74%           102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.87%(a)       1.85%(a)       1.80%(a)       1.78%(a)       1.66%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund                                         For a Share outstanding throughout each period

                                                     Year ended      Year ended       Year ended     Year ended      Year ended
Investor C Shares                                     03/31/01        03/31/00        03/31/99#       03/31/98#       03/31/97
Operating performance:
Net asset value, beginning of period                  $ 11.66          $ 11.45         $ 14.01         $ 12.35         $ 13.19
Net investment income                                                    0.03            0.12            0.18            0.33
Net realized and unrealized gain on investments        (2.29)            0.37           (1.44)           3.83            1.59
Net increase in net asset value from operations        (2.29)            0.40           (1.32)           4.01            1.92
Distributions:
Dividends from net investment income                   (0.02)           (0.04)          (0.11)          (0.19)          (0.35)
Distributions from net realized capital gains          (0.53)           (0.15)          (1.13)          (2.16)          (2.41)
Total dividends and distributions                      (0.55)           (0.19)          (1.24)          (2.35)          (2.76)
Net asset value, end of period                        $  8.82          $ 11.66         $ 11.45         $ 14.01         $ 12.35
Total return++                                        (20.34)%           3.46%         (10.28)%         36.28%          15.01%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 2,719          $4,365          $ 5,801         $10,348         $5,007
Ratio of operating expenses to average net assets   1.87%(a)(b)      1.85%(a)(b)       1.64%(a)        1.69%(a)      1.41%(a)(b)
Ratio of net investment income to average net
 assets                                                0.06%            0.25%           1.08%           1.39%           2.59%
Portfolio turnover rate                                139%             54%              69%             74%            102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.87%(a)         1.85%(a)         1.80%(a)        1.69%(a)        1.41%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           ## Amount represents less than $0.01 per share
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                          For a Share outstanding throughout each period

                                                 Year ended    Year ended    Year ended     Year ended    Year ended
Investor A Shares                                 03/31/01      03/31/00#     03/31/99#      03/31/98#     03/31/97
Operating performance:
Net asset value, beginning of period              $ 16.24       $ 18.16        $ 19.92        $ 17.87       $ 16.60
Net investment income                               0.14          0.07           0.09           0.15          0.21
Net realized and unrealized gain/(loss) on
 investments                                       (0.43)        (0.07)          0.63           5.98          2.70
Net increase/(decrease) in net asset value from
 operations                                        (0.29)         0.00           0.72           6.13          2.91
Distributions:
Dividends from net investment income               (0.15)        (0.06)         (0.09)         (0.14)        (0.22)
Distributions from net realized capital gains      (3.42)        (1.86)         (2.39)         (3.94)        (1.42)
Total dividends and distributions                  (3.57)        (1.92)         (2.48)         (4.08)        (1.64)
Net asset value, end of period                    $ 12.38       $ 16.24        $ 18.16        $ 19.92       $ 17.87
Total return++                                     (2.29)%       (0.47)%         3.96%         38.22%        17.80%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $65,975       $94,256        $136,691       $149,167      $70,305
Ratio of operating expenses to average net
 assets                                         1.19%(a)(b)   1.18%(a)(b)      1.19%(a)       1.20%(a)    1.22%(a)(b)
Ratio of net investment income to average net
 assets                                            1.03%         0.40%          0.51%          0.79%         1.26%
Portfolio turnover rate                            181%           95%            38%            79%           47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.19%(a)       1.18%(a)      1.19%(a)       1.20%(a)       1.22%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                                  For a Share outstanding throughout each period

                                                     Year ended     Year ended      Year ended      Year ended     Year ended
Investor B Shares                                     03/31/01       03/31/00#       03/31/99#       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                  $ 16.00        $ 18.00          $ 19.81         $ 17.81       $ 16.55
Net investment income                                   0.04          (0.06)           (0.05)           0.02          0.14
Net realized and unrealized gain/(loss) on
 investments                                           (0.43)         (0.08)            0.63            5.96          2.68
Net increase/(decrease) in net asset value from
 operations                                            (0.39)         (0.14)            0.58            5.98          2.82
Distributions:
Dividends from net investment income                   (0.06)         (0.00)             --            (0.04)        (0.14)
Distributions from net realized capital gains          (3.42)         (1.86)           (2.39)          (3.94)        (1.42)
Total dividends and distributions                      (3.48)         (1.86)           (2.39)          (3.98)        (1.56)
Net asset value, end of period                        $ 12.13        $ 16.00          $ 18.00         $ 19.81       $ 17.81
Total return++                                        (3.05)%         (1.24)%           3.11%          37.29%        17.21%
===========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $93,064        $124,000         $154,025        $149,635      $99,999
Ratio of operating expenses to average net assets   1.94%(a)(b)    1.93%(a)(b)       1.94%(a)(b)      1.87%(a)      1.72%(a)
Ratio of net investment income to average net
 assets                                                0.28%         (0.35)%          (0.24)%          0.12%         0.76%
Portfolio turnover rate                                 181%           95%              38%             79%           47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.94%(a)       1.93%(a)         1.94%(a)        1.87%(a)      1.72%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                           For a Share outstanding throughout each period

                                                    Year ended    Year ended    Year ended     Year ended    Year ended
Investor C Shares                                    03/31/01      03/31/00#    03/31/99#       03/31/98#     03/31/97
Operating performance:
Net asset value, beginning of period                  $ 15.99       $ 17.98      $ 19.75         $ 17.75       $ 16.50
Net investment income                                   0.04         (0.06)       (0.02)           0.04          0.17
Net realized and unrealized gain/(loss) on
 investments                                           (0.42)        (0.07)        0.65            5.95          2.68
Net increase/(decrease) in net asset value from
 operations                                            (0.38)        (0.13)        0.63            5.99          2.85
Distributions:
Dividends from net investment income                   (0.06)        (0.00)       (0.01)          (0.05)        (0.18)
Distributions from net realized capital gains          (3.42)        (1.86)       (2.39)          (3.94)        (1.42)
Total dividends and distributions                      (3.48)        (1.86)       (2.40)          (3.99)        (1.60)
Net asset value, end of period                        $ 12.13       $ 15.99      $ 17.98         $ 19.75       $ 17.75
Total return++                                        (2.98)%        (1.18)%       3.39%          37.55%        17.51%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $8,479        $10,042      $12,106         $13,969       $6,519
Ratio of operating expenses to average net assets   1.94%(a)(b)   1.93%(a)(b)   1.70%(a)(b)     1.78%(a)      1.47%(a)
Ratio of net investment income to average net
 assets                                                0.28%       ( 0.32)%       0.00%           0.21%         1.01%
Portfolio turnover rate                                181%           95%          38%             79%           47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.94%(a)      1.93%(a)     1.94%(a)        1.78%(a)      1.47%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Blue Chip Fund                                                  For a Share outstanding throughout each period

                                                          Year ended   Period ended  Period ended  Year ended Year ended  Year ended
Investor A Shares*,***                                     03/31/01#     03/31/00#     05/14/99     02/28/99   02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                        $  37.24      $ 35.92      $  33.43      $ 29.90    $ 25.22    $ 20.53
Net investment income                                        (0.01)        0.02         0.00 (a)       0.09       0.16       0.23
Net realized and unrealized gain (loss) on investments       (8.14)        4.65           2.49         5.26       7.91       5.21
Net increase in net asset value from operations              (8.15)        4.67           2.49         5.35       8.07       5.44
Distributions:
Dividends from net investment income                         0.00 (a)       --              --        (0.10)     (0.15)     (0.22)
Distributions from net realized capital gains                (2.62)       (3.35)            --        (1.72)     (3.24)     (0.53)
Total dividends and distributions                            (2.62)       (3.35)            --        (1.82)     (3.39)     (0.75)
Net asset value, end of period                              $  26.47      $ 37.24      $  35.92      $ 33.43    $ 29.90    $ 25.22
Total return++                                              (23.30)%      14.10%          7.45%        18.58%     33.96%    27.01%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $603,622      $394,071     $423,000      $401,000   $288,000   $153,000
Ratio of operating expenses to average net assets             1.21%        1.20%+        1.29%+        1.16%      1.18%      1.28%
Ratio of net investment income/(loss) to average net
 assets                                                      (0.02)%      (0.08)%+      (0.03)%+       0.31%      0.63%      0.99%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                0.96%        1.23%+        1.33%+        1.17%      1.22%      1.71%


                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A Shares, which were reorganized into the Blue Chip Investor A
                           Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America
                           National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of
                           America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. (a) Amount represents less than $0.01.

Nations Blue Chip Fund                                   For a Share outstanding throughout each period

                                                     Year ended   Period ended    Period ended   Period ended
Investor B Shares*                                    03/31/01#     03/31/00#       05/14/99      02/28/99**
Operating performance:
Net asset value, beginning of period                   $ 36.80       $ 35.77         $ 33.34       $ 33.73
Net investment loss                                    (0.25)         (0.26)          (0.02)        (0.05)
Net realized and unrealized gain on investments        (7.98)          4.64            2.45          1.39
Net increase in net asset value from operations        (8.23)          4.38            2.43          1.34
Distributions:
Dividends from net investment income                       --            --             --          (0.01)
Distributions from net realized capital gains          (2.62)         (3.35)            --          (1.72)
Total dividends and distributions                      (2.62)         (3.35)            --          (1.73)
Net asset value, end of period                        $ 25.95        $ 36.80         $ 35.77       $ 33.34
Total return++                                        (23.85)%        13.37%           7.29%         4.53%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $75,623        $75,538         $21,000       $13,000
Ratio of operating expenses to average net assets       1.96%          1.95%+          2.05%+        1.97%+
Ratio of net investment loss to average net assets     (0.77)%        (0.83)%+       (0.77)%+       (0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.96%          1.98%+          2.09%+        1.99%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund B Shares, which were reorganized into the Blue Chip Investor B
                           Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America
                           National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of
                           America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Blue Chip Fund                                               For a Share outstanding throughout each period

                                                  Year ended   Period ended   Period ended   Year ended   Year ended  Period ended
Investor C Shares*                                 03/31/01#    03/31/00#       05/14/99      02/28/99     02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 36.71     $ 35.69        $ 33.24        $ 29.79     $ 25.20      $ 20.38
Net investment income/(loss)                         (0.25)       (0.24)         (0.04)         (0.06)       0.04         0.07
Net realized and unrealized gain (loss) on
 investments                                         (7.97)        4.61           2.49           5.23        7.83         5.35
Net increase in net asset value from operations      (8.22)        4.37           2.45           5.17        7.87         5.42
Distributions:
Dividends from net investment income                   --           --             --              --       (0.04)       (0.07)
Distributions from net realized capital gains        (2.62)       (3.35)           --           (1.72)      (3.24)       (0.53)
Total dividends and distributions                    (2.62)       (3.35)           --           (1.72)      (3.28)       (0.60)
Net asset value, end of period                       $ 25.87      $ 36.71       $ 35.69        $ 33.24     $ 29.79      $ 25.20
Total return++                                      (23.84)%      13.35%          7.37%         17.96%      33.08%       26.96%
===============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                 $17,034      $17,123       $15,000        $13,000     $7,000       $1,000
Ratio of operating expenses to average net assets     1.96%        1.95%+        1.80%+         1.66%       1.67%        1.92%+
Ratio of net investment income loss to average net
 assets                                              (0.77)%      (0.83)%+      (0.54)%+       (0.22)%      0.12%        0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.96%        1.98%+        2.08%+         1.92%       1.69%        2.12%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C
                           Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America
                           National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of
                           America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund               For a Share outstanding throughout each period

                                                     Year ended      Period ended
Investor A Shares                                     03/31/01        03/31/00*#
Operating performance:
Net asset value, beginning of period                   $ 16.98          $ 13.88
Net investment income (loss)                            (0.04)           (0.03)
Net realized and unrealized gain (loss) on
 investments                                            (4.47)            3.19
Net increase (decrease) in net asset value from
 operations                                             (4.51)            3.16
Distributions:
Distributions from net realized capital gains           (0.03)           (0.06)
Net asset value, end of period                          $ 12.44         $ 16.98
Total return++                                          (26.62)%         22.86%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $11,895          $5,503
Ratio of operating expenses to average net
 assets                                                1.19%(a)(b)       1.22%+
Ratio of net investment income/(loss) to average
 net assets                                              (0.34)%        (0.35)%+
Portfolio turnover rate                                    56%            23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.19%(a)        1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund                  For a Share outstanding throughout each period

                                                     Year ended            Period ended
Investor B Shares                                     03/31/01               03/31/00*#
Operating performance:
Net asset value, beginning of period                   $ 16.90                $ 13.88
Net investment income (loss)                            (0.14)                 (0.10)
Net realized and unrealized gain (loss) on
 investments                                            (4.44)                  3.18
Net increase (decrease) in net asset value from
 operations                                             (4.58)                  3.08
Distributions:
Distributions from net realized capital gains           (0.03)                 (0.06)
Net asset value, end of period                         $ 12.29                 $ 16.90
Total return++                                        (27.16)%                 22.29%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                   $ 6,758                 $4,934
Ratio of operating expenses to average net
 assets                                               1.94%(a)(b)              1.97%+
Ratio of net investment income/(loss) to average
 net assets                                            (1.09)%                (1.10)%+
Portfolio turnover rate                                  56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.94%(a)                1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund               For a Share outstanding throughout each period

                                                     Year ended        Period ended
Investor C Shares                                     03/31/01          03/31/00*#
Operating performance:
Net asset value, beginning of period                   $ 16.92           $ 13.88
Net investment income (loss)                           (0.14)             (0.10)
Net realized and unrealized gain (loss) on
 investments                                           (4.45)             3.20
Net increase (decrease) in net asset value from
 operations                                            (4.59)             3.10
Distributions:
Distributions from net realized capital gains          (0.03)            (0.06)
Net asset value, end of period                         $ 12.30           $ 16.92
Total return++                                        (27.14)%           22.36%
==================================================     =======           =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $ 2,137           $1,706
Ratio of operating expenses to average net
 assets                                               1.94%(a)(b)       1.97%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.09)%          ( 1.10)%+
Portfolio turnover rate                                  56%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.94%(a)          1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Growth & Income Fund                       For a Share outstanding throughout each period

                                                     Year ended      Year ended        Year ended       Period ended
Investor A Shares                                     03/31/01        03/31/00          03/31/99#        03/31/98*#
Operating performance:
Net asset value, beginning of period                   $ 21.62        $ 14.95            $ 12.02           $ 10.00
Net investment income                                   (0.05)         (0.11)             (0.03)           0.00 (b)
Net realized and unrealized gain on investments         (6.54)          6.82               2.97              2.02
Net increase in net asset value from operations         (6.59)          6.71               2.94              2.02
Distributions:
Distributions from net realized capital gains           (0.16)         (0.04)             (0.01)              --
Total dividends and distributions                                      (0.04)             (0.01)              --
Net asset value, end of the period                     $ 14.87        $ 21.62            $ 14.95           $ 12.02
Total return++                                         (30.63)%        45.01%             24.38%            20.20%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $164,031       $175,859           $43,392            $1,141
Ratio of operating expenses to average net assets       1.35%          1.48%(a)          1.50%(a)          1.34%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (0.28)%         (0.62)%            (0.20)%            0.13%+
Portfolio turnover rate                                   --            55%(c)             150%               22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.35%          1.48%(a)           1.50%(a)         2.22%+(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income Fund                       For a Share outstanding throughout each period

                                                      Year ended    Year ended      Year ended    Period ended
Investor B Shares                                      03/31/01      03/31/00        03/31/99#     03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  21.31       $ 14.85         $ 12.02       $ 10.00
Net investment income                                   (0.18)         (0.24)          (0.12)        (0.02)
Net realized and unrealized gain on investments         (6.42)          6.74            2.96          2.04
Net increase in net asset value from operations         (6.60)          6.50            2.84          2.02
Distributions:
Distributions from net realized capital gains           (0.16)         (0.04)          (0.01)          --
Total dividends and distributions                                      (0.04)          (0.01)          --
Net asset value, end of period                         $  14.55       $ 21.31         $ 14.85       $ 12.02
Total return++                                         (31.13)%        43.90%          23.55%        20.20%
============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $239,621       $305,607        $99,257        $7,907
Ratio of operating expenses to average net assets        2.10%         2.23%(a)        2.25%(a)     2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (1.03)%        (1.37)%         (0.95)%      (0.62)%+
Portfolio turnover rate                                     --          55%(b)           150%         22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.10%         2.23%(a)       2.25%(a)      2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income Fund                       For a Share outstanding throughout each period

                                                    Year ended       Year ended      Year ended     Period ended
Investor C Shares                                    03/31/01         03/31/00        03/31/99#      03/31/98*#
Operating performance:
Net asset value, beginning of period                  $ 21.34         $ 14.86         $ 12.02        $ 10.00
Net investment income                                  (0.17)          (0.25)          (0.12)         (0.02)
Net realized and unrealized gain on investments       (6.44)           6.77            2.97           2.04
Net increase in net asset value from operations        (6.61)           6.52            2.85           2.02
Distributions:
Distributions from net realized capital gains          (0.16)          (0.04)          (0.01)           --
Total dividends and distributions                                      (0.04)          (0.01)           --
Net asset value, end of period                       $ 14.57         $ 21.34         $ 14.86        $ 12.02
Total return++                                        (31.10)%         43.93%          23.63%         20.20%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,365         $34,785         $3,233         $  518
Ratio of operating expenses to average net assets       2.10%          2.23%(a)        2.25%(a)     2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (1.03)%        (1.37)%          (0.95)%       (0.62)%+
Portfolio turnover rate                                   --            55%(b)          150%           22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.10%          2.23%(a)        2.25%(a)      2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Capital Growth Fund                                  For a Share outstanding throughout each period

                                                    Year ended    Year ended    Year ended    Year ended    Year ended
Investor A Shares                                    03/31/01      03/31/00      03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 14.43      $ 11.97         $ 13.26       $ 11.67       $ 13.41
Net investment income/(loss)                          (0.07)        (0.08)         (0.03)        (0.01)         0.02
Net realized and unrealized gain on investments      (3.84)         3.42            1.58          5.28          1.65
Net increase in net asset value from operations       (3.91)         3.34           1.55          5.27          1.67
Distributions:
Dividends from net investment income                     --           --             --            --          (0.02)
Distributions from net realized capital gains         (2.36)        (0.88)         (2.84)        (3.68)        (3.39)
Total dividends and distributions                    (2.36)        (0.88)          (2.84)        (3.68)        (3.41)
Net asset value, end of period                        $  8.16      $ 14.43        $ 11.97       $ 13.26       $ 11.67
Total return++                                       (30.91)%      29.41%          14.70%        53.83%        11.58%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,519      $61,756        $52,987       $43,380       $20,465
Ratio of operating expenses to average net assets    1.20%(a)(b)  1.21%(a)(b)     1.21%(a)    1.20%(a)(b)     1.21%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.53)%       (0.63)        (0.29)%       (0.12)%        0.14%
Portfolio turnover rate                                96%           39%            39%          113%           75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.20%(a)       1.21%(a)      1.21%(a)     1.20%(a)        1.21%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Capital Growth Fund                                   For a Share outstanding throughout each period

                                                    Year ended    Year ended    Year ended     Year ended   Year ended
Investor B Shares                                    03/31/01      03/31/00      03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 13.58       $ 11.39        $ 12.83       $ 11.47       $ 13.31
Net investment income/(loss)                          (0.14)        (0.17)         (0.11)        (0.10)        (0.08)
Net realized and unrealized gain on investments       (3.57)         3.24           1.51           5.14          1.63
Net increase in net asset value from operations       (3.71)         3.07           1.40           5.04          1.55
Distributions:
Distributions from net realized capital gains         (2.36)        (0.88)         (2.84)        (3.68)        (3.39)
Total dividends and distributions                     (2.36)        (0.88)         (2.84)        (3.68)        (3.39)
Net asset value, end of period                       $  7.51       $ 13.58        $ 11.39        $ 12.83      $ 11.47
Total return++                                       (31.37)%       28.42%         13.86%         52.52%        10.68%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $45,832       $75,844        $66,338        $59,496       $41,933
Ratio of operating expenses to average net assets  1.95%(a)(b)   1.96%(a)(b)      1.96%(a)     1.95%(a)(b)     1.96%(b)
Ratio of net investment income/(loss) to average
 net assets                                          (1.28)%       (1.38)%        (1.04)%        (0.87)%       (0.61)%
Portfolio turnover rate                                96%           39%            39%           113%            75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.95%(a)      1.96%(a)       1.96%(a)       1.95%(a)        1.96%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Capital Growth Fund                                    For a Share outstanding throughout each period

                                                   Year ended     Year ended      Year ended     Year ended     Year ended
Investor C Shares                                   03/31/00       03/31/00        03/31/99#      03/31/98#      03/31/97#
Operating performance:
Net asset value, beginning of period                $ 13.70         $ 11.48         $ 12.92        $ 11.50        $ 13.26
Net investment income/(loss)                         (0.13)          (0.16)          (0.11)         (0.08)         (0.01)
Net realized and unrealized gain on investments      (3.62)           3.26            1.51           5.18           1.64
Net increase in net asset value from operations      (3.75)           3.10            1.40           5.10           1.63
Distributions:
Distributions from net realized capital gains        (2.36)          (0.88)          (2.84)         (3.68)         (3.39)
Total dividends and distributions                    (2.36)          (0.88)          (2.84)         (3.68)         (3.39)
Net asset value, end of period                      $  7.59         $ 13.70         $ 11.48        $ 12.92        $ 11.50
Total return++                                      (31.38)%         28.46%          13.76%         53.02%         11.39%
===================================================  ========        =======      = =======         =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 3,338         $4,883          $ 3,862         $6,176         $5,752
Ratio of operating expenses to average net assets   1.95%(a)(b)   1.96%(a)(b)       1.96%(a)      1.78%(a)(b)      1.46%(b)
Ratio of net investment income/(loss) to average
 net assets                                          (1.28)%        (1.38)%         (1.04)%         (0.70)%       (0.11)%
Portfolio turnover rate                                96%            39%             39%            113%            75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.95%(a)      1.96%(a)         1.96%(a)        1.78%(a)       1.46%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund                            For a Share outstanding throughout each period

                                                   Year ended   Year ended   Year ended   Year ended   Year ended
Investor A Shares                                   03/31/01#    03/31/00#    03/31/99     03/31/98#    03/31/97
Operating performance:
Net asset value, beginning of period                 $ 20.43      $ 23.23     $ 22.09      $ 18.44      $ 17.16
Net investment income/(loss)                          (0.13)       (0.02)      (0.03)        0.02         0.08
Net realized and unrealized gain/(loss) on
 investments                                          (7.79)       (0.04)       3.21         7.87         2.80
Net increase/(decrease) in net asset value from
 operations                                           (7.92)       (0.06)       3.18         7.89         2.88
Distributions:
Dividends from net investment income                     --          --          --         (0.01)       (0.09)
Distributions from net realized capital gains         (2.40)       (2.74)     (2.04)        (4.23)       (1.51)
Total dividends and distributions                     (2.40)       (2.74)     (2.04)        (4.24)       (1.60)
Net asset value, end of period                       $ 10.11      $ 20.43     $ 23.23      $ 22.09      $ 18.44
Total return++                                       (42.68)%     (0.41)%     15.49%       48.28%        16.76%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $21,622      $47,624     $67,356      $21,725      $6,837
Ratio of operating expenses to average net assets    1.25%(a)    1.23%(a)(b) 1.22%(a)(b)  1.23%(a)(b)   1.29%(b)
Ratio of net investment income/(loss) to average
 net assets                                          (0.76)%      (0.10)%     (0.13)%       0.12%        0.45%
Portfolio turnover rate                                135%         79%         72%          79%         120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.25%(a)     1.23%(a)    1.22%(a)     1.23%(a)      1.29%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund                                For a Share outstanding throughout each period

                                                  Year ended     Year ended      Year ended     Year ended     Year ended
Investor B Shares                                  03/31/01#      03/31/00#       03/31/99       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                $ 19.51        $ 22.47        $ 21.57        $ 18.20        $ 17.00
Net investment income/(loss)                         (0.25)         (0.18)         (0.17)         (0.12)         (0.05)
Net realized and unrealized gain/(loss) on
 investments                                         (7.36)         (0.04)          3.11           7.72           2.76
Net increase/(decrease) in net asset value from
 operations                                          (7.61)         (0.22)          2.94           7.60           2.71
Distributions:
Distributions from net realized capital gains        (2.40)         (2.74)         (2.04)         (4.23)         (1.51)
Total dividends and distributions                    (2.40)         (2.74)         (2.04)         (4.23)         (1.51)
Net asset value, end of period                      $  9.50        $ 19.51        $ 22.47        $ 21.57        $ 18.20
Total return++                                      (43.13)%        (1.19)%        14.69%         47.14%         15.86%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $16,119        $39,680        $50,797        $38,079        $20,257
Ratio of operating expenses to average net assets     2.00%(a)   1.98%(a)(b)     1.97%(a)(b)   1.98%(a)(b)      2.04%(b)
Ratio of net investment income/(loss) to average
 net assets                                          (1.51)%       (0.85)%        (0.88)%        (0.63)%        (0.30)%
Portfolio turnover rate                                135%          79%            72%            79%           120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       2.00%(a)      1.98%(a)       1.97%(a)       1.98%(a)        2.04%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund                                For a Share outstanding throughout each period

                                                   Year ended     Year ended    Year ended    Year ended     Year ended
Investor C Shares                                   03/31/01#      03/31/00#     03/31/99      03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                 $ 19.90        $ 22.86      $ 21.92        $ 18.41        $ 17.10
Net investment income/(loss)                          (0.25)        (0.18)        (0.17)         (0.09)          0.04
Net realized and unrealized gain/(loss) on
 investments                                          (7.53)        (0.04)         3.15           7.83           2.79
Net increase/(decrease) in net asset value from
 operations                                           (7.78)        (0.22)         2.98           7.74           2.83
Distributions:
Dividends from net investment income                     --            --           --             --           (0.01)
Distributions from net realized capital gains         (2.40)        (2.74)        (2.04)         (4.23)         (1.51)
Total dividends and distributions                     (2.40)        (2.74)        (2.04)         (4.23)         (1.52)
Net asset value, end of period                       $  9.72        $ 19.90      $ 22.86        $ 21.92        $ 18.41
Total return++                                       (43.14)%       (1.16)%       14.64%         47.38%         16.45%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  563        $1,496        $1,629         $1,199         $  446
Ratio of operating expenses to average net assets    2.00%(a)     1.98%(a)(b)  1.97%(a)(b)    1.81%(a)(b)      1.54%(b)
Ratio of net investment income/(loss) to average
 net assets                                          (1.51)%        (0.85)%      (0.88)%        (0.46)%         0.20%
Portfolio turnover rate                                135%           79%          72%            79%           120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       2.00%(a)       1.98%(a)     1.97%(a)       1.81%(a)        1.54%

                           * Aggressive Growth Fund Investor C Shares commenced operations on May 10, 1995.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                      Year ended     Year ended     Year ended     Period ended
Investor A Shares                                      03/31/01       03/31/00#      03/31/99#      03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  22.56        $ 16.73        $ 12.14        $ 10.00
Net investment income/(loss)                            (0.06)          (0.03)         (0.04)         (0.01)
Net realized and unrealized gain on investments         (7.11)           6.09            4.64           2.15
Net increase in net asset value from operations         (7.17)           6.06            4.60           2.14
Distributions:
Distributions from net realized capital gains           (0.08)          (0.23)         (0.01)           --
Total dividends and distributions                       (0.08)          (0.23)         (0.01)           --
Net asset value, end of period                         $  15.31        $ 22.56         $ 16.73        $ 12.14
Total return++                                          (31.80)%        36.62%          37.94%         21.40%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $491,437       $690,166        $238,137        $6,056
Ratio of operating expenses to average net assets        1.34%         1.41%(a)        1.31%(a)      1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.30)%        (0.60)%        (0.20)%       (0.55)%+
Portfolio turnover rate                                     --          53%(b)         177%            25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.34%         1.41%(a)       1.31%(a)      1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                     Year ended       Year ended      Year ended       Period ended
Investor B Shares                                     03/31/01         03/31/00#       03/31/99#        03/31/98*#
Operating performance:
Net asset value, beginning of period                  $  22.26          $ 16.62         $ 12.13          $ 10.00
Net investment income/(loss)                            (0.20)           (0.09)          (0.12)          (0.04)
Net realized and unrealized gain on investments         (6.98)            5.96            4.62             2.17
Net increase in net asset value from operations         (7.18)            5.87            4.50             2.13
Distributions:
Distributions from net realized capital gains           (0.08)           (0.23)          (0.01)             --
Total dividends and distributions                       (0.08)           (0.23)          (0.01)             --
Net asset value, end of period                        $  15.00         $ 22.26         $ 16.62          $ 12.13
Total return ++                                        (32.32)%          35.71%          37.15%           21.30%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    741,285        $1,003,840        $306,365         $20,446
Ratio of operating expenses to average net assets         2.09%         2.16%(a)        2.06%(a)         2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (1.05)%         (1.35)%         (0.95)%         (1.30)%+
Portfolio turnover rate                                     --           53%(b)           177%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.09%          2.16%(a)        2.06%(a)         2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                     Year ended     Year ended      Year ended     Period ended
Investor C Shares                                     03/31/01       03/31/00#       03/31/99#      03/31/98*#
Operating performance:
Net asset value, beginning of period                  $  22.33        $ 16.67         $ 12.13        $ 10.00
Net investment income/(loss)                            (0.20)         (0.08)          (0.14)         (0.04)
Net realized and unrealized gain on investments        (7.00)           5.97             4.69           2.17
Net increase in net asset value from operations         (7.20)          5.89             4.55           2.13
Distributions:
Distributions from net realized capital gains           (0.08)        (0.23)           (0.01)           --
Total dividends and distributions                       (0.08)        (0.23)           (0.01)           --
Net asset value, end of period                        $  15.05        $ 22.33         $ 16.67        $ 12.13
Total return++                                          (32.31)%       35.72%          37.56%         21.30%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $203,642       $247,509         $13,682        $  469
Ratio of operating expenses to average net assets         2.09%        2.16%(a)        2.06%(a)       2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (1.05)%        (1.35)%         (0.95)%       (1.30)%+
Portfolio turnover rate                                     --          53%(b)          177%            25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.09%         2.16%(a)        2.06%(a)       2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund For a Share outstanding throughout each period

                                                  Year ended    Year ended   Year ended    Year ended    Year ended
Investor A Shares                                  03/31/01      03/31/00#    03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                $ 21.87       $ 13.04      $ 16.30       $ 12.69       $ 13.91
Net investment income/(loss)                        (0.09)        (0.12)       (0.07)         (0.10)       (0.07)
Net realized and unrealized gain/(loss) on
 investments                                        (3.91)         9.59        (0.92)          5.50          0.19
Net increase/(decrease) in net asset value from
 operations                                         (4.00)         9.47        (0.99)          5.40          0.12
Distributions:
Distributions from net realized capital gains       (3.73)        (0.64)       (2.27)         (1.79)        (1.34)
Total dividends and distributions                   (3.73)        (0.64)       (2.27)         (1.79)        (1.34)
Net asset value, end of period                     $ 14.14       $ 21.87      $ 13.04       $ 16.30       $ 12.69
Total return++                                      (20.98)%       74.82%      (7.41)%        44.86%         0.18%
===================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $16,536       $22,741      $18,042        $21,591       $12,126
Ratio of operating expenses to average net assets   1.23%(a)    1.25%(a)(b)  1.23%(a)(b)      1.23%(a)      1.23%(a)
Ratio of net investment income/(loss) to average
 net assets                                         (0.52)%      (0.70)%       (0.54)%        (0.67)%      (0.51)%
Portfolio turnover rate                               39%          46%           43%            76%           93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement       1.23%(a)     1.25%(a)     1.23%(a)        1.23%(a)     1.23%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Growth Fund                                   For a Share outstanding throughout each period

                                                   Year ended     Year ended     Year ended    Year ended    Year ended
Investor B Shares                                   03/31/01       03/31/00#      03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                $ 20.38         $ 12.28        $ 15.58       $ 12.29       $ 13.61
Net investment income/(loss)                        (0.19)          (0.22)         (0.15)         (0.20)        (0.18)
Net realized and unrealized gain/(loss) on
 investments                                        (3.59)            8.96         (0.88)          5.28          0.20
Net increase/(decrease) in net asset value from
 operations                                         (3.78)            8.74         (1.03)          5.08          0.02
Distributions:
Distributions from net realized capital gains       (3.73)          (0.64)         (2.27)         (1.79)       (1.34)
Total dividends and distributions                   (3.73)          (0.64)         (2.27)         (1.79)       (1.34)
Net asset value, end of period                     $ 12.87          $ 20.38        $ 12.28       $ 15.58       $ 12.29
Total return++                                      (21.51)%          73.47%       (8.10)%        43.64%       (0.57)%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $44,261         $49,606        $33,245        $45,451      $33,342
Ratio of operating expenses to average net assets   1.98%(a)      2.00%(a)(b)    1.98%(a)(b)     1.98%(a)      1.98%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --              --            --           1.99%          --
Ratio of net investment income/(loss) to average
 net assets                                         (1.27)%         (1.45)%        (1.29)%       (1.42)%       (1.26)%
Portfolio turnover rate                                39%             46%            43%           76%           93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.98%(a)        2.00%(a)      1.98%(a)       1.98%(a)      1.98%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Growth Fund                                     For a Share outstanding throughout each period

                                                   Year ended    Year ended      Year ended     Year ended     Year ended
Investor C Shares                                   03/31/01      03/31/00#       03/31/99#      03/31/98#      03/31/97#
Operating performance:
Net asset value, beginning of period                $ 20.47        $ 12.33         $ 15.63         $ 12.31        $ 13.56
Net investment income/(loss)                         (0.17)        (0.22)          (0.15)          (0.18)         (0.10)
Net realized and unrealized gain/(loss) on
 investments                                         (3.62)          9.00          (0.88)            5.29           0.19
Net increase/(decrease) in net asset value from
 operations                                          (3.79)          8.78          (1.03)            5.11           0.09
Distributions:
Distributions from net realized capital gains        (3.73)        (0.64)          (2.27)           (1.79)        (1.34)
Total dividends and distributions                    (3.73)        (0.64)          (2.27)           (1.79)        (1.34)
Net asset value, end of period                      $ 12.95        $ 20.47         $ 12.33         $ 15.63        $ 12.31
Total return++                                      (21.46)%        73.50%         (8.08)%          43.80%        (0.04)%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 3,248        $2,628          $1,383          $2,266         $1,437
Ratio of operating expenses to average net assets   1.98%(a)     2.00%(a)(b)     1.98%(a)(b)      1.81%(a)       1.48%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --            --              --            1.82%           --
Ratio of net investment income/(loss) to average
 net assets                                         (1.27)%        (1.45)%         (1.29)%         (1.25)%       (0.76)%
Portfolio turnover rate                               39%            46%              43%             76%            93%
Ratio of net operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.98%(a)       2.00%(a)        1.98%(a)        1.81%(a)     1.48%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico 21st Century Fund  For a Share outstanding throughout the period


                                                   Period ended
Investor A Shares                                    03/31/01*
Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income (loss)                          (0.06)
Net realized and unrealized gain (loss) on
 investments                                          (2.97)
Net increase (decrease) in net asset value from
 operations                                           (3.03)
Distributions:
Net asset value, end of period                        $  6.97
Total return++                                        (30.30)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $19,644
Ratio of operating expenses to average net
 assets                                                 1.60%+
Ratio of net investment income/(loss) to average
 net assets                                           (0.66)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.60%+

                           * Marsico 21st Century Fund Investor A Shares
                             commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.


Nations Marsico 21st Century Fund  For a Share outstanding throughout the period

                                                   Period ended
Investor B Shares                                    03/31/01#
Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income (loss)                          (0.11)
Net realized and unrealized gain (loss) on
 investments                                          (2.97)
Net increase (decrease) in net asset value from
 operations                                           (3.08)
Distributions:
Net asset value, end of period                        $  6.92
Total return++                                        (30.80)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $50,404
Ratio of operating expenses to average net
 assets                                                 2.35%+
Ratio of net investment income/(loss) to average
 net assets                                           (1.41)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.35%+

                           * Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.

Nations Marsico 21st Century Fund  For a Share outstanding throughout the period


                                                   Period ended
Investor C Shares                                    03/31/01*
Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income (loss)                           (0.11)
Net realized and unrealized gain (loss) on
 investments                                           (2.97)
Net increase (decrease) in net asset value from
 operations                                            (3.08)
Distributions:
Net asset value, end of period                         $  6.92
Total return++                                        (30.80)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $ 6,557
Ratio of operating expenses to average net
 assets                                                 2.35%+
Ratio of net investment income/(loss) to average
 net assets                                            (1.41)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.35%+

                           * Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.

Nations Small Company Fund                                         For a Share outstanding throughout each period

                                                   Year ended   Year ended   Year ended   Period ended  Period ended  Period ended
Investor A Shares                                   03/31/01     03/31/00#    03/31/99#      03/31/98*     05/16/97*    8/31/96**
Operating performance:
Net asset value, beginning of period                $ 22.44       $ 11.43      $ 15.74       $ 12.05        $ 10.64     $ 10.00
Net investment income/(loss)                         (0.14)       (0.15)        (0.07)        (0.02)          0.03         0.05
Net realized and unrealized gain/(loss) on
 investments                                         (6.58)        11.19        (3.11)          4.42           1.46        0.64
Net increase/(decrease) in net asset value from
 operations                                          (6.72)        11.04        (3.18)          4.40           1.49        0.69
Distributions:
Dividends from net investment income                   --           --            --            --           (0.03)       (0.05)
Distributions from net realized capital gains        (2.20)       (0.03)        (1.13)        (0.71)         (0.05)         --
Total dividends and distributions                    (2.20)       (0.03)        (1.13)        (0.71)         (0.08)       (0.05)
Net asset value, end of period                      $ 13.52       $ 22.44       $ 11.43      $ 15.74        $ 12.05      $ 10.64
Total return++                                      (31.96)%       96.91%       (21.32)%      37.02%         13.98%        6.88%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $146,457      $245,425      $16,143        $6,772         $3,697      $2,611
Ratio of operating expenses to average net assets  1.40%(a)(b)   1.38%(a)(b)    1.20%(a)      1.20%+(a)      1.23%+       1.25%+
Ratio of net investment income/(loss) to average
 net assets                                          (0.77)%      (0.90)%       (0.67)%       (0.20)%+        0.30%+       0.66%+
Portfolio turnover rate                                48%          63%           87%           59%            48%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.45%(a)      1.47%(a)      1.47%(a)      1.51%+(a)      1.66%+       1.65%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May
                           23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                                            For a Share outstanding throughout each period

                                                     Year ended   Year ended   Year ended  Period ended  Period ended  Period ended
Investor B Shares                                     03/31/01     03/31/00#    03/31/99#    03/31/98*     05/16/97*     03/31/01**
Operating performance:
Net asset value, beginning of period                  $ 21.94      $ 11.23       $ 15.59      $ 12.03       $ 10.65      $ 10.00
Net investment income/(loss)                          (0.23)        (0.25)        (0.11)      (0.08)         (0.03)        0.01
Net realized and unrealized gain/(loss) on
investments                                           (6.43)        10.99         (3.12)        4.35          1.46         0.65
Net increase/(decrease) in net asset value from
operations                                            (6.66)        10.74         (3.23)        4.27          1.43         0.66
Distributions:
Dividends from net investment income                      --           --            --          --            --        $ (0.01)
Distributions from net realized capital gains         (2.20)        (0.03)        (1.13)      (0.71)        (0.05)         --
Total dividends and distributions                    (2.20)        (0.03)         (1.13)      (0.71)        (0.05)        (0.01)
Net asset value, end of period                        $ 13.08       $ 21.94      $ 11.23      $ 15.59       $ 12.03      $ 10.65
Total return++                                       (32.45)%       95.79%       (21.86)%      36.06%        13.43%        6.65%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $11,744       $13,839      $ 5,127      $3,384        $2,635       $1,878
Ratio of operating expenses to average net assets   2.15%(a)(b)   2.13%(a)(b)     1.95%(a)    1.87%+(a)     1.97%+       2.01%+
Ratio of net investment income/(loss) to average
 net assets                                           (1.52)%      (1.65)%       (1.42)%     (0.87)%+     (0.45)%+      (0.07)%+
Portfolio turnover rate                                48%          63%             87%         59%           48%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.20%(a)      2.22%(a)      2.22%(a)   2.18%+(a)     2.41%+        2.44%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May
                           23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                            For a Share outstanding throughout each period

                                                   Year ended   Year ended    Year ended   Period ended
Investor C Shares                                   03/31/01     03/31/00#     03/31/99#     03/31/98*
Operating performance:
Net asset value, beginning of period                 $ 22.21      $ 11.38      $ 15.74        $ 15.18
Net investment income/(loss)                         (0.25)        (0.23)       (0.12)         (0.08)
Net realized and unrealized gain/(loss) on
 investments                                         (6.50)        11.09        (3.11)          1.35
Net increase/(decrease) in net asset value from
 operations                                          (6.75)        10.86        (3.23)          1.27
Distributions:
Distributions from net realized capital gains        (2.20)        (0.03)       (1.13)         (0.71)
Total dividends and distributions                    (2.20)        (0.03)       (1.13)         (0.71)
Net asset value, end of period                      $ 13.26       $ 22.21       $ 11.38       $ 15.74
Total return ++                                      (32.46)%      95.76%       (21.66)%        8.75%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 2,813       $3,588        $ 1,951        $3,122
Ratio of operating expenses to average net assets  2.15%(a)(b)  2.13%(a)(b)     1.70%(a)      1.95%+(a)
Ratio of net investment income/(loss) to average
 net assets                                          (1.52)%      (1.65)%       (1.17)%       (0.95)%+
Portfolio turnover rate                               48%           63%            87%           59%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      2.20%(a)      2.22%(a)      2.22%(a)      2.26%+(a)

                           * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

          Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 CFSB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment. It is not available for investment.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 High-yield debt security - debt securities that, at a time of investment by the sub-adviser, are rated "BB" or below by S&P, or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and Middle East. The index is weighted by market capitalization. It is not available for investment.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principle.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury Securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Money market instrument - a short-term debt security that matures in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. It is not available for investment.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment.

 Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/BARRA Value Index(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - An index created by Standard & Poors combining the companies represented in three other indices - S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - The date on which an order is settled either by payment or delivery of securities.

 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an unmanaged index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7,000 companies. The index is weighted by market capitalization and is not available for investment.

 (1) S&P and BARRA have not reviewed any stock included in the S&P Super Composite 1500, S&P 500, S&P SmallCap 600, S&P/BARRA Value or S&P MidCap SmallCap 400 Indices for their investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 400," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

 You'll find more information about the Domestic Stock Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:

Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Funds Trust, 811-09645                 [NATIONS FUNDS LOGO APPEARS HERE]

[                     ]

[GRAPHIC]

Prospectus
Primary A Shares
August 1, 2001

Government
Funds

Nations Bond Fund

Domestic Stock
Funds

Nations Value Fund

Nations Marsico
Focused Equities
Fund

Index Funds

Nations LargeCap
Index Fund

Nations MidCap
Index Fund

Nations SmallCap
Index Fund

International
Stock Fund

Nations
International
Equity Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guarantee
-----------------

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]
               You'll find Terms used in this prospectus on page 50.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Domestic Stock, International Stock, Index and Government Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Funds
     Each type of Fund has a different investment focus:

      o Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

      o Domestic Stock Funds invest primarily in equity securities of U.S. companies

      o Index Funds are intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index

      o International Stock Funds invest primarily in equity securities of companies outside the United States


 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

     They may not be suitable for you if:

      o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

      o  you have short-term investment goals

      o  you're looking for a regular stream of income


 The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

      o  you're looking for income

      o  you have longer-term investment goals


     The Government Bond Fund may not be suitable for you if:

      o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

 For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]
               You'll find more about BAALLC and the sub-advisers starting on page 34.


[GRAPHIC]

About the Funds
Nations Bond Fund                                                  5
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------------
Nations Value Fund                                                 9
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------------
Nations Marsico Focused Equities Fund                             12
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------------
Nations LargeCap Index Fund                                       16
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------------
Nations MidCap Index Fund                                         20
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------------
Nations SmallCap Index Fund                                       24
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------------
Nations International Equity Fund                                 28
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset Management (N.A.), Inc. and Putnam Investment Management, LLC
--------------------------------------------------------------------
Other important information                                       32
--------------------------------------------------------------------
How the Funds are managed                                         34


[GRAPHIC]

About your investment
Information for investors
  Buying, selling and exchanging shares                           39
  Distributions and taxes                                         42
--------------------------------------------------------------------
Financial highlights                                              44
--------------------------------------------------------------------
Terms used in this prospectus                                     49
--------------------------------------------------------------------
Where to find more information                            back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 35.

[GRAPHIC]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:
      o  corporate debt securities, including bonds, notes and debentures
      o  U.S. government obligations
      o  foreign debt securities denominated in U.S. dollars
      o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations
      o  asset-backed securities
      o  municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:
   o looks at a fixed income security's potential to generate both income and price appreciation
   o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
   o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Bond Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The types of securities in which the Fund typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate, swap, futures transaction or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


[BAR CHART APPEARS HERE WITHT THE FOLLOWING PLOT POINTS]

1993    1994    1995    1996   1997   1998   1999    2000
10.78%  -3.32%  17.28%  2.12%  8.48%  7.16%  -1.24%  10.10%

              *Year-to-date return as of June 30, 2001: %



        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.


                                                                              Since
                                                    1 year      5 years     inception*
        Primary A Shares                         10.10%        5.24%       6.29%
        Lehman Brothers Aggregate Bond Index     11.63%        6.46%           %

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
       (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.27%
                                                                 ----
        Total annual Fund operating expenses                     0.67%
                                                                 ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years

        Primary A Shares     $68        $214        $373        $835

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 35.

[GRAPHIC]
             What is value investing?

             Value investing means looking
             for "undervalued" companies --
             quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Value Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1991    1992    1993    1994     1995    1996    1997    1998    1999    2000
25.86%  7.30%   16.36%  -2.99%   36.09%  21.12%  26.66%  17.34%  1.25%   3.94%

              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization and are not available for investment.

                                                                       Since
                              1 year       5 years      10 years     inception*

  Primary A Shares            3.94%        13.63%        14.67%       13.32%
  S&P/BARRA Value Index       6.08%        16.81%        16.88%            %

        * The inception date of Primary A Shares is . The return for the index shown is from that date.


[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Managementfees                                         0.65%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.94%
                                                               ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year     3 years     5 years     10 years

  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about Marsico Capital and Mr. Marsico on page
               36.

[GRAPHIC]
             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Marsico Focused Equities Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

         o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1998     1999     2000
49.64%   53.43%   -17.09%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             33.16%
  Worst: 3rd quarter 1998:            -9.08%

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                               Since
                                1 year       Inception*

  Primary A Shares            -17.09%       23.94%
  S&P 500                      -9.10%            %

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                   Primary A
       (Fees paid directly from your investment)            Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
       (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                        0.75%
        Other expenses                                         0.34%
                                                               ----
        Total annual Fund operating expenses                   1.09%
                                                               ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund o your investment has a 5% return each year o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years     5 years     10 years

        Primary A Shares     $111       $347        $601        $1,329

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 35.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations LargeCap Index Fund has the following risks:

         o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1994    1995     1996    1997    1998     1999    2000
0.99%   37.02%   22.63%  32.70%  28.39%   20.66%  -9.37%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             21.13%
  Worst: 3rd quarter 1998:            -9.84%

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                      Since
                          1 year       5 years      inception*

  Primary A Shares      -9.37%       17.97%        17.87%
  S&P 500               -9.10%       18.33%             %

        *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from inception of Primary A Shares.


[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                        Primary A
       (Fees paid directly from your investment)                Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
       (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Other expenses                                            0.28%
                                                                ------
        Total annual Fund operating expenses                      0.68%
        Fee waivers and/or reimbursements                        (0.33)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                     1 year     3 years     5 years     10 years

  Primary A Shares     $36        $184        $346        $815

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 35.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the weighted average market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations MidCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 9.

[GRAPHIC]
        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
       (Fees paid directly from your investment)            Primary A Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses
       (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses(1)                                        0.35%
                                                               ------
        Total annual Fund operating expenses                     0.75%
        Fee waivers and/or reimbursements                       (0.40%)
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

     (1)Other expenses are based on estimates for the current fiscal year.

     (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year     3 years     5 years     10 years

        Primary A Shares     $36        $200        $377        $893

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 35.

[GRAPHIC]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund

[GRAPHIC]
        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations SmallCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


[BAR CHART APPEARS HERE WITH THE FOLLWOING PLOT POINTS]

1997    1998    1999    2000
27.97%  -1.65%  5.47%   9.47%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The index is not available for investment.


                                              Since
                                1 year      inception*

  Primary A Shares            9.47%        10.09%
  S&P SmallCap 600           11.80%             %

        *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Primary A
       (Fees paid directly from your investment)                Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses(1)
       (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.39%
                                                               ------
        Total annual Fund operating expenses                     0.79%
        Fee waivers and/or reimbursements                       (0.39)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======
      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years

  Primary A Shares     $41        $213        $400        $942

[GRAPHIC]
             About the sub-advisers

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management LLC (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Gartmore on page 37, and INVESCO and Putnam on page 38.

[GRAPHIC]
             Why invest in an international stock fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

 Nations International Equity Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 32 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations International Equity Fund has the following risks:

        o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1992    1993    1994   1995    1996    1997    1998    1999    2000
-8.57%  27.21%  2.60%  8.45%   8.47%   1.27%   16.46%  39.49%  -15.13%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                     Since
                          1 year       5 years     inception*

  Primary A Shares      -15.13%       8.66%       8.18%
  MSCI EAFE Index       -14.17%       7.13%           %

        *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                   Primary A
       (Fees paid directly from your investment)             Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
       (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.80%
        Other expenses                                          0.35%
                                                                ----
        Total annual Fund operating expenses                    1.15%
                                                                ====

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o  you reinvest all dividends and distributions in the Fund

        o  your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Primary A Shares     $120       $375        $649        $1,432

[GRAPHIC]
         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.


     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[GRAPHIC]
         How the Funds are managed

[GRAPHIC]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pay BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                               Maximum     Actual fee
                                              advisory      paid last
                                                 fee       fiscal year

  Nations Bond Fund                          0.40%         0.42%
  Nations Value Fund                         0.65%         0.67%
  Nations Marsico Focused Equities Fund(1)   0.75%         0.76%
  Nations LargeCap Index Fund                0.40%         0.05%
  Nations MidCap Index Fund                  0.40%              %
  Nations SmallCap Index Fund                0.40%         0.15%
  Nations International Equity Fund(1)       0.80%         0.81%

(1)These funds don't have their own investment adviser because they invest in Nations Marsico Focused Equities Master Portfolio and Nations International Equity Master Portfolio, respectively. BAALLC is the investment adviser to these Master Portfolios.

 Investment sub-advisers
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

  Fund                              BACAP Team

  Nations Bond Fund               Fixed Income Management Team
  Nations Value Fund              Value Strategies Team
  Nations LargeCap Index Fund     Quantitative Strategies Team
  Nations MidCap Index Fund       Quantitative Strategies Team
  Nations SmallCap Index Fund     Quantitative Strategies Team

[GRAPHIC]
             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Capital is an indirect, wholly-owned subsidiary of Bank of America Corporation.

 Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Master Portfolio.

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for the Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund has been in operation since December 31, 1997, so it has a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                    Janus Twenty
                                                      Fund (%)      S&P 500 (%)

  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


[GRAPHIC]
             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which in turn is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is one of three investment sub-advisers to Nations International Equity Master Portfolio. Gartmore's Global Equities Portfolio Construction Team is responsible for the day-to-day investment decisions for its portion of the Master Portfolio.

 Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

[GRAPHIC]
             INVESCO Global Asset
             Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A.), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             Putnam Investment
             Management, LLC

             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management, LLC
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.


 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.


[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  Government Bond Fund         0.22%
  Domestic Stock Funds         0.23%
  Index Funds                  0.23%
  International Stock Fund     0.22%

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.


[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
             Christmas Day.

[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

  o Bank of America and certain of its affiliates

  o certain other financial institutions and intermediaries, including financial planners and investment advisers

  o institutional investors

  o charitable foundations

  o endowments

  o other Funds in Nations Funds Family

 o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

 o There is no minimum amount for additional investments.

 o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o   Investors buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o   We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o   under certain other circumstances allowed under the 1940 Act

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.

        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions A mutual fund can make money two ways:
     o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.
     o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.


 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                 Frequency of
 Fund                                        income distributions

 Nations Bond Fund                                monthly
 Nations Value Fund                               monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations LargeCap Index Fund                     quarterly
 Nations MidCap Index Fund                       quarterly
 Nations SmallCap Index Fund                     quarterly
 Nations International Equity Fund               quarterly


 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o   the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o   treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.



Nations Bond Fund                                                   For a Share outstanding throughout each period

                                                             Year         Year      Year          Year          Period       Year
                                                             ended       ended      ended        ended          ended        ended
Primary A Shares                                           03/31/00     03/31/99  03/31/98     03/31/97#     03/31/96(a)   11/30/95
 Operating performance:
Net asset value, beginning of period                     $    9.93    $  10.03    $  9.62        $   9.93      $  10.22   $  9.32
Net investment income                                         0.59       0.59       0.58            0.58          0.19       0.59
 Net realized and unrealized gain/(loss) on investments       (0.52)    (0.04)      0.41           (0.20)        (0.29)      0.90
Net increase/(decrease) in net asset value from
 operations                                                   0.07       0.55       0.99            0.38         (0.10)      1.49
 Distributions:
Dividends from net investment income                          (0.59)    (0.59)     (0.58)          (0.58)        (0.19)      (0.59)
Distributions from net realized capital gains                 (0.04)    (0.06)       --            (0.11)           --          --
 Distributions from capital                                      --        --        --            (0.00)(b)        --          --
Total dividends and distributions                             (0.63)    (0.65)     (0.58)          (0.69)        (0.19)      (0.59)
 Net asset value, end of period                          $    9.37    $   9.93    $ 10.03        $   9.62      $   9.93   $ 10.22
Total return++                                                 0.97%     5.61%     10.53%           3.90%        (1.04)%     16.45%
=======================================================  ==========   ========    =========      =========     ========   ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,793,913   $1,798,155  $1,681,990     $947,277      $823,890   $823,098
Ratio of operating expenses to average net assets              0.67%     0.68%(c)   0.72%(c)(d)     0.71%(c)      0.72%+      0.71%
 Ratio of net investment income to average net assets          6.20%     5.86%      5.86%           5.98%         5.49%+      6.05%
Portfolio turnover rate                                          63%      107%      244%             368%         1.33%        228%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.69%     0.78%(c)   0.83%(d)        0.81%(d)      0.83%+      0.81%

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. # Per share net investment income has been calculated using the monthly average shares method. (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30. (b) Amount represents less than $0.01. (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Value Fund                                                        For a Share outstanding throughout each period

                                                Year ended      Year ended      Year ended     Year ended  Period ended   Year ended
Primary A Shares                                 03/31/00#       03/31/99#      03/31/98#       03/31/97    03/31/96(a)    11/30/95
 Operating performance:
Net asset value, beginning of period                $ 18.16         $ 19.92      $  17.87       $  16.60      $  16.21    $ 12.98
Net investment income                                 0.11            0.13          0.20           0.26          0.07        0.27
 Net realized and unrealized gain/(loss) on
 investments                                         (0.06)           0.64          5.98           2.69          1.06        3.91
Net increase/(decrease) in net asset value from
 operations                                           0.05            0.77          6.18           2.95          1.13        4.18
 Distributions:
Dividends from net investment income                 (0.11)          (0.14)        (0.19)         (0.26)        (0.12)       (0.28)
Distributions from net realized capital gains        (1.86)          (2.39)        (3.94)         (1.42)        (0.62)       (0.67)
 Total dividends and distributions                   (1.97)          (2.53)        (4.13)         (1.68)        (0.74)       (0.95)
Net asset value, end of period                      $ 16.24         $ 18.16      $  19.92       $  17.87      $  16.60    $ 16.21
 Total return++                                      (0.16)%          4.15%        38.53%         18.07%         7.20%       34.53%
==================================================  =========       =========    ========       ========      ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,290,572      $1,939,704   $2,248,460     $1,200,853    $998,957    $956,669
 Ratio of operating expenses to average net assets    0.93%(b)(c)     0.94%(b)(c    0.95%(b)       0.97%(b)      0.96%+       0.94%
Ratio of net investment income to average net
 assets                                               0.65%           0.76%         1.04%          1.51%         1.30%+       1.90%
 Portfolio turnover rate                               95%             38%            79%            47%           12%          63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.93%(b)        0.94%(b)      0.95%(b)       0.97%(b)      0.96%+       0.94%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. # Per share net investment income has been calculated using the monthly average shares method. (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30. (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Focused Equities
Fund                                                    For a Share outstanding throughout each period

                                                         Year ended         Year ended         Period ended
Primary A Shares                                          03/31/00#          03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $ 16.69            $ 12.13            $ 10.00
Net investment income/(loss)                            (0.01)             (0.01)             (0.01)
 Net realized and unrealized gain on investments         6.14               4.58               2.14
Net increase in net asset value from operations          6.13               4.57               2.13
 Distributions:
Distributions from net realized capital gains           (0.23)             (0.01)               --
Total dividends and distributions                       (0.23)             (0.01)               --
 Net asset value, end of period                        $ 22.59            $ 16.69            $ 12.13
Total return++                                          37.13%             37.73%             21.30%
===================================================    =======            =======            =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $326,745           $105,458           $8,808
Ratio of operating expenses to average net assets        1.16%(a)           1.06%(a)           1.52%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                             (0.35)%             0.05%             (0.30)%+
Portfolio turnover rate                                   53%(b)            177%                25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.16%(a)           1.06%(a)           1.52%+(a)

                           * Nations Marsico Focused Equities Fund Primary A
                           Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge. # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%. (b) Amount represents results prior to conversion to a master-feeder structure.



Nations LargeCap Index Fund                                           For a Share outstanding throughout each period


                                                   Year ended    Year ended    Year ended  Year ended   Period ended     Year ended
Primary A Shares                                    03/31/00#     03/31/99      03/31/98#   03/31/97     03/31/96(a)      11/30/95
 Operating performance:
Net asset value, beginning of period                $ 25.06         $ 22.41     $ 15.89     $ 13.58      $ 12.91        $  9.84
Net investment income                                 0.26            0.26        0.27        0.26         0.08            0.28
 Net realized and unrealized gain/(loss) on
 investments                                          4.09            3.63        7.11        2.36         0.86            3.20
Net increase in net asset value from operations       4.35            3.89        7.38        2.62         0.94            3.48
 Distributions:
Dividends from net investment income                ( 0.25)         ( 0.25)     ( 0.27)     ( 0.26)      ( 0.13)          ( 0.28)
Distributions from net realized capital gains       ( 0.26)         ( 0.99)     ( 0.59)     ( 0.05)      ( 0.14)          ( 0.13)
 Total dividends and distributions                  ( 0.51)         ( 1.24)     ( 0.86)     ( 0.31)      ( 0.27)          ( 0.41)
Net asset value, end of period                      $ 28.90         $ 25.06     $ 22.41     $ 15.89      $ 13.58        $ 12.91
 Total return++                                      17.58%          18.26%      47.38%      19.41%        7.33%           36.35%
==================================================  =========       ========    ========    ========     ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,826,486      $933,313    $656,523    $567,039     $192,388       $145,021
 Ratio of operating expenses to average net assets    0.35%(b)(c)     0.35%(b)    0.35%(b)    0.35%(b)     0.35%+(c)        0.37%
Ratio of net operating expenses to average net
 assets including interest expense                     --              --         0.36%        --           --              0.38%
 Ratio of net investment income to average net
 assets                                               0.96%           1.17%       1.39%       1.91%        1.99%+           2.44%
Portfolio turnover rate                                 7%              4%         26%          5%           2%               18%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.71%(b)        0.71%(b)    0.66%(b)    0.70%(b)     0.73%+           0.78%


                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. # Per share net investment income has been calculated using the monthly average shares method. (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30. (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.




                                                                 For a Share outstanding throughout the period
Nations MidCap Index Fund


[To Come]




















Nations SmallCap Index Fund                                  For a Share outstanding throughout each period

                                                Year ended           Year ended             Year ended        Period ended
Primary A Shares                                 03/31/00#           03/31/99#               03/31/98          03/31/97*
 Operating performance:
Net asset value, beginning of period              $ 11.04           $ 14.10                 $  9.83               $ 10.00
Net investment income                               0.04              0.06                    0.06                  0.03
 Net realized and unrealized gain/(loss) on
 investments                                        2.49            ( 2.92)                   4.58                ( 0.17)
Net increase/(decrease) in net asset value from
 operations                                         2.53            ( 2.86)                   4.64                ( 0.14)
 Distributions:
Dividends from net investment income              ( 0.04)           ( 0.06)                 ( 0.06)               ( 0.03)
Distributions from net realized capital gains        --             ( 0.14)                 ( 0.31)                   --
 Total dividends and distributions                ( 0.04)           ( 0.20)                 ( 0.37)               ( 0.03)
Net asset value, end of period                    $ 13.53           $ 11.04                 $ 14.10               $  9.83
 Total return++                                    22.97%           (20.50)%                 47.71%               ( 1.37)%
================================================  =======           =======                 =======               =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $196,593          $189,379                $102,437              $40,851
 Ratio of operating expenses to average net
 assets                                             0.50%(a)          0.50%(a)(b)             0.50%(a)(b)           0.50%+
Ratio of net operating expenses to average net
 assets including interest expense                  0.51%(a)            --                     --                     --
 Ratio of net investment income to average net
 assets                                             0.35%             0.52%                   0.52%                 1.05%+
Portfolio turnover rate                              53%                65%                    62%                    18%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.77%(a)          0.82%(a)                1.02%(a)              1.21%+

                           * SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. # Per share net investment income has been calculated using the monthly average shares method. (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%



Nations International Equity Fund                                      For a Share outstanding throughout each period


                                                  Year ended  Year ended   Year ended    Year ended    Period ended    Year ended
Primary A Shares                                  03/31/00#    03/31/99#    03/31/98#     03/31/97#    03/31/96(a)#    05/31/95#
 Operating performance:
Net asset value, beginning of period                $ 14.12     $ 14.81      $ 13.13     $  13.50       $  11.75       $  12.06
Net investment income                                 0.10         0.11         0.11        0.08           0.07           0.14
 Net realized and unrealized gain/(loss) on
 investments                                          4.91         0.39         1.95        0.11           1.80         ( 0.20)
Net increase/(decrease) in net asset value from
 operations                                           5.01         0.50         2.06        0.19           1.87         ( 0.06)
 Distributions:
Dividends from net investment income                ( 0.06)       ( 0.12)      ( 0.17)    ( 0.11)        ( 0.06)        ( 0.03)
Distributions in excess of net investment income       --             --       ( 0.05)    ( 0.00)**      ( 0.04)            --
 Distributions from net realized capital gains      ( 2.33)       ( 1.07)      ( 0.16)    ( 0.42)        ( 0.02)        ( 0.12)
Distributions in excess of net realized capital
 gains                                                 --             --           --     ( 0.03)            --         ( 0.10)
 Total dividends and distributions                  ( 2.39)       ( 1.19)      ( 0.38)    ( 0.56)        ( 0.12)        ( 0.25)
Net asset value, end of period                      $ 16.74     $ 14.12      $ 14.81     $  13.13       $  13.50       $  11.75
 Total return++                                      39.85%         3.68%       16.06%      1.32%         16.01%        ( 0.46)%
================================================    =======     ========     ========    ========       ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $866,731    $743,861     $885,329    $976,855       $849,731       $572,940
 Ratio of operating expenses to average net
 assets                                               1.14%         1.13%        1.14%      1.16%          1.17%+         1.03%
Ratio of net investment income to average net
 assets                                               0.69%         0.79%        0.76%      0.62%          0.65%+         1.17%
 Portfolio turnover rate                              129%(b)        146%          64%        36%            26%            92%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       1.18%         1.13%        1.14%      1.16%          1.18%+         1.04%


                           ** Amount represents less than $0.01 per share. +
                           Annualized. ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges. # Per share net investment income/(loss) has been calculated using the monthly average shares method. (a) Fiscal year end changed to March 31.
                           Prior to this, the fiscal year end was May 31. (b)
                           Amount represents results prior to conversion to a master-feeder structure.


[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
         Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CFSB Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 CSFB High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market, and is not available for investment.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization, and is not available for investment.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment.

 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. It is not available for investment.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an unmanaged index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment. It is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P has not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]
         Where to find more information

 You'll find more information about the Domestic Stock, International Stock, Index, and Government Bond Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
        Funds:

        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645


[     ]

[Nations Funds logo
  appears here]

[GRAPHIC]

State Municipal Bond Funds
Prospectus -- Investor A, B and C Shares
August 1, 2001

Nations California
Municipal Bond Fund

Nations Florida
Intermediate Municipal
Bond Fund

Nations Florida Municipal
Bond Fund

Nations Georgia
Intermediate Municipal
Bond Fund

Nations Georgia Municipal
Bond Fund

Nations Kansas Municipal
Income Fund

Nations Maryland
Intermediate Municipal
Bond Fund

Nations Maryland
Municipal Bond Fund

Nations North Carolina
Intermediate Municipal
Bond Fund

Nations North Carolina
Municipal Bond Fund

Nations South Carolina
Intermediate Municipal
Bond Fund

Nations South Carolina
Municipal Bond Fund

Nations Tennessee
Intermediate Municipal
Bond Fund

Nations Tennessee
Municipal Bond Fund

Nations Texas Intermediate
Municipal Bond Fund

Nations Texas Municipal
Bond Fund

Nations Virginia
Intermediate Municipal
Bond Fund

Nations Virginia Municipal
Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guantantee
-----------------

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.



               You'll find Terms used in this prospectus on page 149.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 About the Funds
 These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.


 Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.


 Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or you may not earn as much as you expect.


 Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.


 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The State Municipal Bond Funds may be suitable for you if:

   o you're looking for income

   o you want to reduce taxes on your investment

   o you have longer-term investment goals


 They may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 Comparing the Funds
 There are two groups of State Municipal Bond Funds in the Nations Funds Family:
 Intermediate Municipal Bond Funds and Long-Term Municipal Bond Funds. The main difference between the two groups is their portfolio duration -- a measure used to estimate how much a Fund's securities will fluctuate in response to a change in interest rates.


 The Long-Term Municipal Bond Funds, which have longer portfolio durations, generally have the potential to earn more income than the Intermediate Municipal Bond Funds, but they also have more risk because their prices tend to change more when interest rates change.


 The table below is designed to help you understand the differences between these two groups of Funds only and their relative income and risk potential -- you should not use it to compare these Funds with other mutual funds or other kinds of investments. A Fund's income and risk potential can change over time.

                                                          Income       Risk
                                           Duration     potential    potential
  Intermediate Municipal Bond Funds      3 to 6 yrs      moderate    moderate
  Kansas Municipal Income Fund           3 to 8 yrs      moderate    moderate
  Long-Term Municipal Bond Funds      more than 6 yrs      high        high

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.


 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


               You'll find more about BAALLC and BACAP starting on page 96.


[GRAPHIC]
About the Funds

Nations California Municipal Bond Fund                           6
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Florida Intermediate Municipal Bond Fund                11
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Florida Municipal Bond Fund                             16
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Georgia Intermediate Municipal Bond Fund                21
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Georgia Municipal Bond Fund                             26
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Kansas Municipal Income Fund
Sub-adviser: BACAP                                              31
------------------------------------------------------------------
Nations Maryland Intermediate Municipal Bond Fund               35
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Maryland Municipal Bond Fund                            40
Sub-adviser: BACAP
------------------------------------------------------------------
Nations North Carolina Intermediate Municipal Bond Fund         45
Sub-adviser: BACAP
------------------------------------------------------------------
Nations North Carolina Municipal Bond Fund                      50
Sub-adviser: BACAP
------------------------------------------------------------------
Nations South Carolina Intermediate Municipal Bond Fund         55
Sub-adviser: BACAP
------------------------------------------------------------------
Nations South Carolina Municipal Bond Fund                      60
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Tennessee Intermediate Municipal Bond Fund              65
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Tennessee Municipal Bond Fund                           70
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Texas Intermediate Municipal Bond Fund                  75
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Texas Municipal Bond Fund                               80
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Virginia Intermediate Municipal Bond Fund               85
Sub-adviser: BACAP
------------------------------------------------------------------
Nations Virginia Municipal Bond Fund                            90
Sub-adviser: BACAP
------------------------------------------------------------------
Other important information                                     95
------------------------------------------------------------------
How the Funds are managed                                       96

[GRAPHIC]
About your investment

Information for investors
  Choosing a share class                                98
  Buying, selling and exchanging shares                108
  How selling and servicing agents are paid            116
  Distributions and taxes                              118
----------------------------------------------------------
Financial highlights                                   120
----------------------------------------------------------
Terms used in this prospectus                          150
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

     o Who should consider investing: Residents of California


     o Duration: More than 6 years


     o Income potential: High


     o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations California Municipal Bond Fund


[GRAPHIC]
        Investment objective

        The Fund seeks as high a level of current interest income free of federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the California state personal income tax.


 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations California Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.
        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.
        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and California state personal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.
        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in

          California than funds that invest in municipal bonds of many different states. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. Adverse conditions affecting California generally could have an impact on California municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

             [Bar graph appears here with the following plot points]


1991    1992   1993    1994    1995    1996   1997   1998   1999   2000
11.05%  8.56%  12.50%  -6.08%  16.50%  3.75%  8.51%  6.54%  6.18%  12.36%

              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000*
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                        Since
                                             1 year 5 years 10 years Inception**

        Investor A Shares                     6.99%  4.34%   6.26%    7.38%
        Investor B Shares                     6.58%  4.59%   6.56%    7.56%
        Lehman Brothers Municipal Bond Index 11.68%  5.84%   7.32%

        *Investor C Shares have been in operation for less than a full calendar year, so no performance information for these classes of shares has been included in this prospectus.

        **The inception dates of Investor A Shares and Investor B Shares are
          March 30, 1984 and July 15, 1998, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        5.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.32%         0.32  %        0.32  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.07%         1.82  %        1.82  %
        Fee waivers and/or reimbursements           (0.22)%       (0.22) %       (0.22) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

        (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years

  Investor A Shares     $558       $779        $1,018      $1,702
  Investor B Shares     $663       $851        $1,165      $1,922
  Investor C Shares     $263       $551        $  965      $2,119

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                         1 year     3 years     5 years     10 years

  Investor B Shares     $163       $551        $965        $1,922
  Investor C Shares     $163       $551        $965        $2,119

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Florida State Municipal Bond Funds.


              o Who should consider investing: Residents of Florida


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Florida Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:
  o looks at a security's potential to generate both income and price appreciation
  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.



[GRAPHIC]
        Risks and other things to consider

        Nations Florida Intermediate Municipal Bond Fund has the following risks:

     o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.
     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.
     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.
     o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


            [Bar chart appears here with the following plot points]

1993    1994    1995    1996    1997    1998    1999    2000
11.13%  -4.30%  14.08%  3.53%   6.99%   5.16%   -0.90%  8.01%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                Since
                                                      1 year      5 years     inception*
        Investor A Shares                               4.45%        3.82%       4.89%
        Investor B Shares                               4.20%        3.96%       4.45%
        Investor C Shares                               6.39%        3.98%       4.83%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 14, 1992, June 7, 1993, and December 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A     Investor B     Investor C
        (Fees paid directly from your investment)     Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)      3.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.40%         0.40  %        0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.31%         0.31  %        0.31  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         0.96%         1.71  %        1.71  %
        Fee waivers and/or reimbursements           (0.21)%       (0.21) %       (0.21) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.75%         1.50   %       1.50   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $399       $601        $819        $1,448
  Investor B Shares     $453       $718        $909        $1,803
  Investor C Shares     $253       $518        $909        $2,002

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $518        $909        $1,803
  Investor C Shares     $153       $518        $909        $2,002

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.

[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Florida State Municipal Bond Funds.

              o Who should consider investing: Residents of Florida

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Florida Municipal Bond Fund

[GRAPHIC]
        Investment objective

        The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Florida state intangibles tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation
  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Florida Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Florida state intangibles tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

            [Bar chart appears here with the following plot points]

1994    1995    1996    1997    1998    1999    2000
-8.23%  19.65%  2.96%   8.72%   5.63%   -2.78%  11.06%

              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                        Since
                                              1 year      5 years     inception*

        Investor A Shares                     5.75%       3.99%       4.17%
        Investor B Shares                     6.12%       4.14%       4.21%
        Investor C Shares                     9.10%       4.38%       7.02%
        Lehman Brothers Municipal Bond Index 11.68%       5.84%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 10, 1993, October 22, 1993 and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        5.00%(2)         1.00(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %         0.50%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %         1.00%
        Other expenses                               0.33%         0.33  %         0.33%
                                                   ------         --------       -------
        Total annual Fund operating expenses         1.08%         1.83  %         1.83%
        Fee waivers and/or reimbursements           (0.23)%       (0.23) %        (0.23)%
                                                   ------         --------       -------
        Total net expenses(5)                        0.85%         1.60   %        1.60%
                                                   ======         ========       =======

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $558       $781        $1,022      $1,712
  Investor B Shares     $663       $853        $1,169      $1,932
  Investor C Shares     $263       $553        $  969      $2,129

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $163       $553        $969        $1,932
  Investor C Shares     $163       $553        $969        $2,129

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Georgia State Municipal Bond Funds.


              o Who should consider investing: Residents of Georgia


              o Duration: 3 to 6 years


              o Income potential: Moderate


              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Georgia Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

  o looks at a security's potential to generate both income and price appreciation

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Georgia Intermediate Municipal Bond Fund has the following risks:
        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

            [Bar chart appears here with the following plot points]

1993     1994     1995     1996     1997     1998     1999     2000
10.88%   -4.79%   14.07%   3.45%    6.97%    5.38%    -1.55%   8.03%

              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %



[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                 Since
                                                       1 year      5 years     inception*
        Investor A Shares                               4.50%        3.72%       5.21%
        Investor B Shares                               4.23%        3.83%       4.31%
        Investor C Shares                               6.23%        3.81%       4.91%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are May 4, 1992, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A     Investor B     Investor C
        (Fees paid directly from your investment)   Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)       3.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.40%         0.40  %        0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.33%         0.33  %        0.33  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         0.98%         1.73  %        1.73  %
        Fee waivers and/or reimbursements           (0.23)%       (0.23) %       (0.23) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.75%         1.50   %       1.50   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $399       $605        $828        $1,469
  Investor B Shares     $453       $723        $917        $1,823
  Investor C Shares     $253       $523        $917        $2,022

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $153       $523        $917        $1,823
  Investor C Shares     $153       $523        $917        $2,022

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Georgia State Municipal Bond Funds.

              o Who should consider investing: Residents of Georgia

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Georgia Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Georgia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Georgia Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.
        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.
        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Georgia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.
        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

            [Bar graph appears here with the following plot points]


1994    1995    1996   1997   1998   1999    2000
-8.61%  19.44%  3.19%  8.55%  6.27%  -3.74%  11.04%

              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period


  Best::                %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                         Since
                                               1 year      5 years    inception*

        Investor A Shares                        5.74%       3.92%      4.08%
        Investor B Shares                        6.22%       4.14%      4.16%
        Investor C Shares                        9.10%       4.36%      6.97%
        Lehman Brothers Municipal Bond Index    11.68%       5.84%        --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 30, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                           Investor A     Investor B     Investor C
       (Fees paid directly from your investment)    Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        5.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.58%         0.58  %        0.58  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.33%         2.08  %        2.08  %
        Fee waivers and/or reimbursements           (0.48)%       (0.48) %       (0.48) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o    you reinvest all dividends and distributions in the Fund

         o    your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $558       $832        $1,127      $1,963
  Investor B Shares     $663       $906        $1,275      $2,180
  Investor C Shares     $263       $606        $1,075      $2,372

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years

  Investor B Shares     $163       $606        $1,075      $2,180
  Investor C Shares     $163       $606        $1,075      $2,372

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

              o Who should consider investing: Residents of Kansas

              o Duration: 3 to 8 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Kansas Municipal Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and Kansas state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and eight years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.


               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Kansas Municipal Income Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Kansas state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors. o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on its agricultural resources. Adverse conditions affecting the resources and the state's agricultural industry could have a significant impact on Kansas municipal securities.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                           Investor A     Investor B     Investor C
        (Fees paid directly from your investment)    Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        3.00%(2)       1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses(4)                            0.43%         0.43  %        0.43  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.18%         1.93  %        1.93  %
        Fee waivers and/or reimbursements           (0.33)%       (0.33) %       (0.33) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)Other expenses are based on estimated amounts for the current fiscal year.

         (5)The fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3 year example.

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $409       $656        $  923      $1,684
  Investor B Shares     $463       $774        $1,011      $2,032
  Investor C Shares     $263       $574        $1,011      $2,227

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $163       $574        $1,011      $2,032
  Investor C Shares     $163       $574        $1,011      $2,227

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Maryland State Municipal Bond Funds.

              o Who should consider investing: Residents of Maryland

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Maryland Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Maryland Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as food production, including agriculture and seafood, tourism and federal government-related employment. Adverse conditions affecting these industries could have an impact on Maryland municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar chart appears here with the following plot points]

1991    1992    1993    1994     1995     1996    1997    1998   1999    2000
10.17%  7.05%   10.01%  -4.70%   13.61%   3.43%   6.55%   5.09%  -1.04%  8.28%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                      Since
                                               1 year      5 years     10 years     inception*
        Investor A Shares                    4.80%        3.72%       5.37%        5.59%
        Investor B Shares                    4.48%        3.84%         --         4.23%
        Investor C Shares                    6.48%        3.82%         --         4.64%
        Lehman Brothers 7-Year Municipal     9.09%        5.41%         --           --
         Bond Index

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are September 1, 1990, June 8, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        3.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.40%         0.40  %        0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.31%         0.31  %        0.31  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         0.96%         1.71  %        1.71  %
        Fee waivers and/or reimbursements           (0.21)%       (0.21) %       (0.21) %
                                                   ------         --------       --------
        Total net expenses(5)                       0.75%         1.50   %       1.50   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years

  Investor A Shares     $399       $601        $819        $1,448
  Investor B Shares     $453       $718        $909        $1,803
  Investor C Shares     $253       $518        $909        $2,002

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $518        $909        $1,803
  Investor C Shares     $153       $518        $909        $2,002

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.

[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Maryland State Municipal Bond Funds.


              o Who should consider investing: Residents of Maryland

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Maryland Municipal Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Maryland state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Maryland Municipal Bond Fund has the following risks:

         o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

         o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Maryland state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

         o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as food production, including agriculture and seafood, tourism and federal government-related employment. Adverse conditions affecting these industries could have a significant impact on Maryland municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar chart appears here witht he following plot points]

1994    1995    1996    1997    1998     1999     2000
-9.25%  19.04%  3.02%   9.00%   5.52%    -3.23%   10.69%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                        Since
                                              1 year      5 years     inception*

        Investor A Shares                       5.44%       4.05%       4.29%
        Investor B Shares                       5.87%       4.22%       4.05%
        Investor C Shares                       8.88%       4.46%       6.88%
        Lehman Brothers Municipal Bond Index   11.68%       5.84%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 4, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                           Investor A     Investor B     Investor C
        (Fees paid directly from your investment)    Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)       5.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.50%         0.50  %        0.50  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.25%         2.00  %        2.00  %
        Fee waivers and/or reimbursements           (0.40)%       (0.40) %       (0.40) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

         (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $558       $816        $1,093      $1,884
  Investor B Shares     $663       $889        $1,241      $2,101
  Investor C Shares     $263       $589        $1,041      $2,295

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $163       $589        $1,041      $2,101
  Investor C Shares     $163       $589        $1,041      $2,295

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two North Carolina State Municipal Bond Funds.

              o Who should consider investing: Residents of North Carolina

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations North Carolina Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation
   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds
   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

        Risks and other things to consider
        Nations North Carolina Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on a combination of industries such as manufacturing, agriculture (tobacco), biotechnology (including pharmaceutical research), educational services, banking and tourism. Adverse conditions affecting these industries could have a significant impact on North Carolina municipal securities. In addition, North Carolina has traditionally been subjected to severe weather, damage from which typically places increased burdens on the state as a whole.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar graph appears here with the following plot points]

1993    1994    1995    1996    1997   1998   1999    2000
10.29%  -4.27%  13.91%  3.64%   7.01%  5.16%  -1.58%  8.32%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period


  Best: :              %
  Worst::              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                 Since
                                                      1 year      5 years     inception*
        Investor A Shares                               4.80%        3.77%       4.73%
        Investor B Shares                               4.52%        3.89%       4.31%
        Investor C Shares                               6.52%        3.87%       4.65%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 14, 1992, June 7, 1993, and December 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                           Investor A     Investor B     Investor C
        (Fees paid directly from your investment)    Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        3.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.40%         0.40  %        0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.31%         0.31  %        0.31  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         0.96%         1.71  %        1.71  %
        Fee waivers and/or reimbursements           (0.21)%       (0.21) %       (0.21) %
                                                   ------         --------       --------
        Total net expenses(5)                       0.75%         1.50   %       1.50   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years

  Investor A Shares     $399       $601        $819        $1,448
  Investor B Shares     $453       $718        $909        $1,803
  Investor C Shares     $253       $518        $909        $2,002

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $153       $518        $909        $1,803
  Investor C Shares     $153       $518        $909        $2,002

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two North Carolina State Municipal Bond Funds.

              o Who should consider investing: Residents of North Carolina

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations North Carolina Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and North Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
        Risks and other things to consider
        Nations North Carolina Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and North Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on a combination of industries such as manufacturing, agriculture (tobacco), biotechnology (including pharmaceutical research), educational services, banking and tourism. Adverse conditions affecting these industries could have a significant impact on North Carolina municipal securities. In addition, North Carolina has traditionally been subjected to severe weather, damage from which typically places increased burdens on the state as a whole.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar graph appears here with the following plot points]

1994    1995    1996    1997    1998    1999    2000
-9.22%  20.14%  2.50%   8.84%   5.96%   -3.40%  10.36%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period

  Best: :              %
  Worst::              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                        Since
                                                1 year    5 years     inception*

        Investor A Shares                         5.09%     3.72%       4.05%
        Investor B Shares                         5.54%     3.90%       4.07%
        Investor C Shares                         8.53%     4.13%       6.88%
        Lehman Brothers Municipal Bond Index     11.68%     5.84%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 1, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                            Investor A     Investor B     Investor C
        (Fees paid directly from your investment)     Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        5.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.48%         0.48  %        0.48  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.23%         1.98  %        1.98  %
        Fee waivers and/or reimbursements           (0.38)%       (0.38) %       (0.38) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Investor A Shares     $558       $812        $1,085      $1,864
  Investor B Shares     $663       $885        $1,232      $2,081
  Investor C Shares     $263       $585        $1,032      $2,276

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $163       $585        $1,032      $2,081
  Investor C Shares     $163       $585        $1,032      $2,276

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two South Carolina State Municipal Bond Funds.

              o Who should consider investing: Residents of South Carolina

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations South Carolina Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations South Carolina Intermediate Municipal Bond Fund has the following risks:

         o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

         o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

         o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in

           South Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services. However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar chart appears here with the following plot points]

1993   1994    1995    1996   1997   1998   1999    2000
9.84%  -3.11%  13.45%  3.76%  6.62%  5.33%  -1.33%  8.44%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                 Since
                                                       1 year      5 years     inception*
        Investor A Shares                               4.95%        3.82%       5.13%
        Investor B Shares                               4.64%        3.94%       4.43%
        Investor C Shares                               6.63%        3.92%       4.90%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%           --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are May 5, 1992, June 8, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       3.25%        none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                  none(1)        3.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.40%         0.40  %        0.40  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.30%         0.30  %        0.30  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         0.95%         1.70  %        1.70  %
        Fee waivers and/or reimbursements           (0.20)%       (0.20) %       (0.20) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.75%         1.50   %       1.50   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $399       $599        $815        $1,437
  Investor B Shares     $453       $716        $904        $1,793
  Investor C Shares     $253       $516        $904        $1,992

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $516        $904        $1,793
  Investor C Shares     $153       $516        $904        $1,992

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two South Carolina State Municipal Bond Funds.

              o Who should consider investing: Residents of South Carolina

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations South Carolina Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and South Carolina state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations South Carolina Municipal Bond Fund has the following risks:
        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.
        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.
        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.
        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and South Carolina state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.
        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. Traditionally, South Carolina has primarily relied upon agriculture, manufacturing and related industries and services. However, recent positive growth in the state's economy has been driven by gains in the tourism, business services and international trade industries. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar chart appears here with the following plot points]

1994     1995     1996    1997    1998    1999     2000
-6.42%   19.39%   3.26%   8.43%   5.25%   -3.42%   11.58%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                             Since
                                                   1 year      5 years     inception*
        Investor A Shares                         6.24%       3.89%       4.68%
        Investor B Shares                         6.86%       4.08%       4.56%
        Investor C Shares                         9.86%       4.32%       6.91%
        Lehman Brothers Municipal Bond Index     11.68%       5.84%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 8, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%         none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)       5.00%(2)         1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.50%         0.50  %        0.50  %
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00  %        1.00  %
        Other expenses                               0.49%         0.49  %        0.49  %
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.24%         1.99  %        1.99  %
        Fee waivers and/or reimbursements           (0.39)%       (0.39) %       (0.39) %
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%         1.60   %       1.60   %
                                                   ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Investor A Shares     $558       $814        $1,089      $1,874
  Investor B Shares     $663       $887        $1,237      $2,091
  Investor C Shares     $263       $587        $1,037      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $163       $587        $1,037      $2,091
  Investor C Shares     $163       $587        $1,037      $2,285

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Tennessee State Municipal Bond Funds.

              o Who should consider investing: Residents of Tennessee

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Tennessee Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Tennessee Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in

           Tennessee than funds that invest in municipal bonds of many different states. For example, the state's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Adverse conditions affecting these investments could have an impact on Tennessee municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar chart appears here with the following plot points]

1994    1995    1996    1997   1998    1999    2000
-4.64%  13.93%  3.72%   6.71%  5.20%   -1.46%  7.94%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                    Since
                                                          1 year      5 years     inception*
        Investor A Shares                               4.46%        3.69%       4.33%
        Investor B Shares                               4.24%        3.82%       4.27%
        Investor C Shares                               5.71%        3.74%       5.37%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 2, 1993, June 10, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                            Investor A     Investor B     Investor C
(Fees paid directly from your investment)     Shares         Shares         Shares
Maximum sales charge (load) imposed
on purchases, as a % of offering price       3.25%           none           none
Maximum deferred sales charge (load)
as a % of net asset value                    none(1)       3.00%(2)       1.00%(3)
Annual Fund operating expenses(4)
(Expenses that are deducted from the
   Fund's assets)
Management fees                              0.40%           0.40%        0.40%
Distribution (12b-1) and shareholder
servicing fees                               0.25%           1.00%        1.00%
Other expenses                               0.44%           0.44%        0.44%
                                           ------         --------       --------
Total annual Fund operating expenses         1.09%           1.84%        1.84%
Fee waivers and/or reimbursements           (0.34)%         (0.34)%       (0.34)%
                                           ------         --------       --------
Total net expenses(5)                        0.75%           1.50%        1.50%
                                           ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Investor A Shares     $399       $628        $875        $1,583
  Investor B Shares     $453       $746        $964        $1,934
  Investor C Shares     $253       $546        $964        $2,131

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $153       $546        $964        $1,934
  Investor C Shares     $153       $546        $964        $2,131

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Tennessee State Municipal Bond Funds.

              o Who should consider investing: Residents of Tennessee

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Tennessee Municipal Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and the Tennessee Hall Income Tax on unearned income.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Tennessee Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and the Tennessee Hall Income Tax on unearned income, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. For example, the state's economic diversity has improved substantially over the last several years with investments announced in new and expanding businesses. Adverse conditions affecting these investments could have an impact on Tennessee municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar chart appears here with the following plot points]

1994    1995    1996   1997    1998    1999    2000
-6.68%  19.21%  3.56%  9.04%   5.53%   -3.76%  11.32%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                             Since
                                                   1 year      5 years     inception*
        Investor A Shares                         5.98%       3.98%       4.57%
        Investor B Shares                         6.50%       4.17%       4.44%
        Investor C Shares                         9.50%       4.40%       6.99%
        Lehman Brothers Municipal Bond Index     11.68%       5.84%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 2, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                           Investor A     Investor B     Investor C
(Fees paid directly from your investment)    Shares         Shares         Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price       4.75%          none           none
 Maximum deferred sales charge (load)
 as a % of net asset value                    none(1)        5.00%(2)      1.00 %(3)
 Annual Fund operating expenses(4)
 (Expenses that are deducted from the
    Fund's assets)
 Management fees                              0.50%           0.50%        0.50%
 Distribution (12b-1) and shareholder
 servicing fees                               0.25%           1.00%        1.00%
 Other expenses                               1.06%           1.06%        1.06%
                                            ------         --------       --------
 Total annual Fund operating expenses         1.81%           2.56%        2.56%
 Fee waivers and/or reimbursements           (0.96)%         (0.96)%       (0.96)%
                                            ------         --------       --------
 Total net expenses(5)                        0.85%           1.60%        1.60%
                                            ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years

  Investor A Shares     $558       $  929      $1,325      $2,429
  Investor B Shares     $663       $1,005      $1,474      $2,639
  Investor C Shares     $263       $  705      $1,274      $2,823

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years

  Investor B Shares     $163       $705        $1,274      $2,639
  Investor C Shares     $163       $705        $1,274      $2,823

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Texas State Municipal Bond Funds.

              o Who should consider investing: Residents of Texas

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Texas Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.


 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Texas Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on the oil, real estate and agriculture industries as well as the service-producing and good-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[Bar chart appears here with the following plot points]

1994    1995    1996     1997    1998    1999    2000
-3.52%  12.71%  3.44%    6.91%   5.20%   -1.40%  8.26%

              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

                                                                                    Since
                                                          1 year      5 years     inception*
        Investor A Shares                               4.78%        3.74%       4.35%
        Investor B Shares                               4.45%        3.86%       4.16%
        Investor C Shares                               6.34%        3.81%       5.33%
        Lehman Brothers 7-Year Municipal Bond Index     9.09%        5.41%         --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are February 4, 1993, June 22, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                            Investor A    Investor B     Investor C
(Fees paid directly from your investment)     Shares         Shares         Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price       3.25%          none           none
 Maximum deferred sales charge (load)
 as a % of net asset value                    none(1)        3.00%(2)      1.00%3
 Annual Fund operating expenses(4)
 (Expenses that are deducted from the
     Fund's assets)
 Management fees                              0.40%           0.40%         0.40%
 Distribution (12b-1) and shareholder
 servicing fees                               0.25 %          1.00%         1.00%
 Other expenses                               0.30 %          0.30%         0.30%
                                            ------         --------       --------
 Total annual Fund operating expenses         0.95 %          1.70%         1.70%
 Fee waivers and/or reimbursements           (0.20)%         (0.20)%       (0.20)%
                                            ------         --------       --------
 Total net expenses(5)                        0.75%           1.50%         1.50%
                                            ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $399       $599        $815        $1,437
  Investor B Shares     $453       $716        $904        $1,793
  Investor C Shares     $253       $516        $904        $1,992

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $516        $904        $1,793
  Investor C Shares     $153       $516        $904        $1,992

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Texas State Municipal Bond Funds.

              o Who should consider investing: Residents of Texas

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Texas Municipal Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Texas Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, the state's economy relies significantly on the oil, real estate and agriculture industries as well as the service-producing and good-producing sectors. Adverse conditions affecting these industries and sectors could have an impact on Texas municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar chart appears here with the following plot points]

1994     1995    1996     1997    1998     1999     2000
-8.43%   19.60%  3.59%    8.82%   6.18%    -3.52%   11.58%


              *Year-to-date return as of June 30, 2001: %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %


[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                        Since
                                                 1 year     5 years   inception*

        Investor A Shares                         6.26%      4.17%     4.33%
        Investor B Shares                         6.75%      4.36%     4.28%
        Investor C Shares                         9.75%      4.59%     7.12%
        Lehman Brothers Municipal Bond Index     11.68%      5.84%       --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 17, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                             Investor A     Investor B     Investor C
(Fees paid directly from your investment)      Shares         Shares         Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price       4.75%             none           none
 Maximum deferred sales charge (load)
 as a % of net asset value                     none(1)         5.00%(2)       1.00%(3)
 Annual Fund operating expenses(4)
 (Expenses that are deducted from the
    Fund's assets)
 Management fees                              0.50%             0.50%         0.50%
 Distribution (12b-1) and shareholder
 servicing fees                               0.25%             1.00%         1.00%
 Other expenses                               0.87%             0.87%         0.87%
                                            ------            --------       --------
 Total annual Fund operating expenses         1.62%             2.37%         2.37%
 Fee waivers and/or reimbursements           (0.77)%           (0.77)%       (0.77)%
                                            ------            --------       --------
 Total net expenses(5)                        0.85%             1.60%         1.60%
                                            ========         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $558       $891        $1,247      $2,247
  Investor B Shares     $663       $966        $1,396      $2,459
  Investor C Shares     $263       $666        $1,196      $2,647

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $163       $666        $1,196      $2,459
  Investor C Shares     $163       $666        $1,196      $2,647

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Virginia State Municipal Bond Funds.

              o Who should consider investing: Residents of Virginia

              o Duration: 3 to 6 years

              o Income potential: Moderate

              o Risk potential: Moderate


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Virginia Intermediate Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade intermediate-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Virginia Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the state's economy has been related to new businesses in high-technology, wine-producing and tourism industries. Adverse conditions affecting the industries could have a significant impact on Virginia municipal securities.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar chart appears here with the following plot points]

1991   1992   1993   1994    1995    1996   1997   1998    1999    2000
9.66%  6.85%  9.91%  -4.47%  13.16%  3.62%  6.63%  5.62%   -1.23%  8.43%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                              Since
                                             1 year    5 years   10 years   inception*
        Investor A Shares                  4.91%      3.79%     5.31%      5.50%
        Investor B Shares                  4.53%      3.90%       --       4.22%
        Investor C Shares                  6.53%      3.88%       --       4.66%
        Lehman Brothers 7-Year Municipal   9.09%      5.41%       --         --
         Bond Index

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 5, 1989, June 7, 1993, and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                             Investor A     Investor B     Investor C
Fees paid directly from your investment)       Shares         Shares         Shares
 Maximum sales charge (load) imposed
 on purchases, as a % of offering price        3.25%           none           none
 Maximum deferred sales charge (load)
 as a % of net asset value                    none(1)       3.00%(2)         1.00%(3)
 Annual Fund operating expenses(4)
 (Expenses that are deducted from the
    Fund's assets)
 Management fees                              0.40%           0.40%          0.40%
 Distribution (12b-1) and shareholder
 servicing fees                               0.25%           1.00%          1.00%
 Other expenses                               0.30%           0.30%          0.30%
                                            ------          --------       --------
 Total annual Fund operating expenses         0.95%           1.70%          1.70%
 Fee waivers and/or reimbursements           (0.20)%         (0.20)%       (0.20)%
                                            ------         --------       --------
 Total net expenses(5)                          0.75%         1.50%          1.50%
                                             ======         ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years

  Investor A Shares     $399       $599        $815        $1,437
  Investor B Shares     $453       $716        $904        $1,793
  Investor C Shares     $253       $516        $904        $1,992

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $153       $516        $904        $1,793
  Investor C Shares     $153       $516        $904        $1,992

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about BACAP on page 97.


[GRAPHIC]
             This Fund at a glance

             This information is designed to help you compare the two Virginia State Municipal Bond Funds.

              o Who should consider investing: Residents of Virginia

              o Duration: More than 6 years

              o Income potential: High

              o Risk potential: High


[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Virginia Municipal Bond Fund

[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade long-term municipal securities. The Fund also normally invests at least 80% of its assets in securities that pay interest that is generally free from federal income tax and Virginia state income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.


 When selecting individual investments, the team:

   o looks at a security's potential to generate both income and price appreciation

   o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

   o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

   o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 95 and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Virginia Municipal Bond Fund has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax and Virginia state income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

        o State specific risk - State specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the state's economy has been related to new businesses in high-technology, wine-producing and tourism industries. Adverse conditions affecting the industries could have a significant impact on Virginia municipal securities.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[Bar chart appears here with the following plot points]

1994   1995   1996   1997   1998   1999    2000
-9.53% 19.56% 3.49%  9.25%  5.71%  -3.24%  9.97%


              *Year-to-date return as of June 30, 2001: %


        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                             Since
                                                   1 year      5 years     inception*
        Investor A Shares                         4.78%       3.91%       4.15%
        Investor B Shares                         5.26%       4.10%       3.99%
        Investor C Shares                         8.24%       4.34%       6.94%
        Lehman Brothers Municipal Bond Index     11.68%       5.84%           --

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are November 8, 1993, October 21, 1993, and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                            Investor A     Investor B     Investor C
(Fees paid directly from your investment)     Shares         Shares         Shares
Maximum sales charge (load) imposed
on purchases, as a % of offering price        4.75%           none           none
Maximum deferred sales charge (load)
as a % of net asset value                    none(1)         5.00%(2)       1.00%(3)
Annual Fund operating expenses(4)
(Expenses that are deducted from the
    Fund's assets)
Management fees                              0.50%            0.50%          0.50%
Distribution (12b-1) and shareholder
servicing fees                               0.25%            1.00%          1.00%
Other expenses                               0.57%            0.57%          0.57%
                                           ------          --------       --------
Total annual Fund operating expenses         1.32%            2.07%          2.07%
Fee waivers and/or reimbursements           (0.47)%          (0.47)%       (0.47)%
                                           ------          --------       --------
Total net expenses(5)                        0.85%            1.60%          1.60%
                                           ======          ========       ========

         (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.

         (2)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

         (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

         (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

         (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o   you reinvest all dividends and distributions in the Fund

         o   your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years

  Investor A Shares     $558       $830        $1,122      $1,953
  Investor B Shares     $663       $903        $1,270      $2,170
  Investor C Shares     $263       $603        $1,070      $2,363

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years

  Investor B Shares     $163       $603        $1,070      $2,170
  Investor C Shares     $163       $603        $1,070      $2,363

[GRAPHIC]
         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

[GRAPHIC]
         How the Funds are managed


[GRAPHIC]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                                Maximum
                                                               advisory     Actual fee paid
                                                                  fee       last fiscal year
  Nations California Municipal Bond Fund                      0.50%         0.33%
  Nations Florida Intermediate Municipal Bond Fund            0.40%         0.19%
  Nations Florida Municipal Bond Fund                         0.50%         0.27%
  Nations Georgia Intermediate Municipal Bond Fund            0.40%         0.15%
  Nations Georgia Municipal Bond Fund                         0.50%         0.00%
  Nations Kansas Municipal Income Fund                        0.50%              %
  Nations Maryland Intermediate Municipal Bond Fund           0.40%         0.17%
  Nations Maryland Municipal Bond Fund                        0.50%         0.00%
  Nations North Carolina Intermediate Municipal Bond Fund     0.40%         0.17%
  Nations North Carolina Municipal Bond Fund                  0.50%         0.00%
  Nations South Carolina Intermediate Municipal Bond Fund     0.40%         0.19%
  Nations South Carolina Municipal Bond Fund                  0.50%         0.00%
  Nations Tennessee Intermediate Municipal Bond Fund          0.40%         0.00%
  Nations Tennessee Municipal Bond Fund                       0.50%         0.00%
  Nations Texas Intermediate Municipal Bond Fund              0.40%         0.21%
  Nations Texas Municipal Bond Fund                           0.50%         0.00%
  Nations Virginia Intermediate Municipal Bond Fund           0.40%         0.20%
  Nations Virginia Municipal Bond Fund                        0.50%         0.00%

 Investment sub-adviser
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;
  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or
  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds. BACAP's Municipal Fixed Income Management Team is responsible for making the day-to-day investment decisions for each Fund.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


[GRAPHIC]
               For more information about how to choose a share class, contact your investment professional or call us at 1.800.321.7854.

[GRAPHIC]
               Before you invest,
               please note that over time, distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.

[GRAPHIC]
         Choosing a share class


 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                          Intermediate             Long-Term
                                           Municipal               Municipal
Investor A Shares                          Bond Funds             Bond Funds

  Maximum amount you can buy               no limit                no limit
  Maximum front-end sales charge            3.25%                   4.75%
  Maximum deferred sales charge(1)           none                    none
  Maximum annual distribution        0.25% distribution      0.25% distribution
  and shareholder servicing fees     (12b-1)/service fee     (12b-1)/service fee
  Conversion feature                         none                    none

 1 A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 100 for details.


  Investor B Shares                     Intermediate              Long-Term
                                          Municipal               Municipal
                                         Bond Funds              Bond Funds
  Maximum amount you can buy             $250,000                $250,000
  Maximum front-end sales charge            none                    none
  Maximum deferred sales charge(1)         3.00%                   5.00%
  Redemption fee                            none                    none
  Maximum annual distribution        0.75% distribution      0.75% distribution
  and shareholder servicing fees     (12b-1) fee and         (12b-1) fee and
                                     0.25% service fee       0.25% service fee
  Conversion feature                         yes                     yes

  (1)This charge decreases over time. Please see page 102 for details. Different charges apply to Investor B Shares of certain Funds bought before January 1, 1996 and after July 31, 1997. Please see page 102 for details.

                                         Intermediate            Long-Term
                                           Municipal             Municipal
Investor C Shares                         Bond Funds             Bond Funds

  Maximum amount you can buy              no limit               no limit
  Maximum front-end sales charge            none                   none
  Maximum deferred sales charge(1)          1.00%                  1.00%
  Redemption fee                            none                   none
  Maximum annual distribution        0.75% distribution     0.75% distribution
  and shareholder servicing fees     (12b-1) fee and        (12b-1) fee and
                                     0.25% service fee      0.25% service fee
  Conversion feature                        none                   none

 (1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 104 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

        o  you're reinvesting distributions

        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.


                                                                        Amount retained
                              Sales charge        Sales charge      by selling agents
                              as a % of the      as a % of the        as a % of the
                             offering price     net asset value      offering price
Amount you bought               per share          per share            per share
Intermediate Municipal
Bond Funds
$        0-$ 99,999           3.25%                 3.36%                3.00%
$  100,000-$249,999           2.50%                 2.56%                2.25%
$  250,000-$499,999           2.00%                 2.04%                1.75%
$  500,000-$999,999           1.50%                 1.53%                1.25%
$1,000,000 or more            0.00%                 0.00%                1.00%(1)

Long-Term Municipal Bond Funds
$      0-$ 49,999             4.75%                 4.99%                4.25%
$ 50,000-$ 99,999             4.50%                 4.71%                4.00%
$100,000-$249,999             3.50%                 3.63%                3.00%
$250,000-$499,999             2.50%                 2.56%                2.25%
$500,000-$999,999             2.00%                 2.04%                1.75%
$1,000,000 or more            0.00%                 0.00%                1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC]
        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o  you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 107

        The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.


Intermediate Municipal Bond Funds

If you sell your shares
during the following year:                                   You'll pay a CDSC of:
----------------------------------   ---------------------------------------------------------------------
                                                                                  Shares
                                                                                you bought      Shares
                                     Shares                                    on or after       you
                                   you bought    Shares you bought between       1/1/1996       bought
                                      after       8/1/1997 and 11/15/1998       and before      before
                                   11/15/1998    in the following amounts:       8/1/1997      1/1/1996
                                  ------------   --------------------------   -------------   ---------
                                                                $500,000-
                                                $0-$499,999     $999,999
  the first year you own them        3.0%           3.0%            2.0%              none       4.0%
  the second year you own them       3.0%           2.0%            1.0%              none       3.0%
  the third year you own them        2.0%           1.0%            none              none       3.0%
  the fourth year you own them       1.0%           none            none              none       2.0%
  the fifth year you own them        none           none            none              none       2.0%
  the sixth year you own them        none           none            none              none       1.0%
  after six years of owning them     none           none            none              none       none

Long-Term Municipal Bond Funds

If you sell your shares
during the following year:                                   You'll pay a CDSC of:
---------------------------------- -------------------------------------------------------------------------
                                                                                         Shares
                                                                                       you bought    Shares
                                      Shares                                          on or after     you
                                    you bought       Shares you bought between          1/1/1996     bought
                                       after          8/1/1997 and 11/15/1998          and before    before
                                    11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                   ------------ ------------------------------------ ------------- ---------
                                                               $250,000-   $500,000-
                                                 $0-$249,999    $499,999   $999,999
  the first year you own them      5.0%            4.0%          3.0%        2.0%         none        5.0%
  the second year you own them     4.0%            3.0%          2.0%        1.0%         none        4.0%
  the third year you own them      3.0%            3.0%          1.0%        none         none        3.0%
  the fourth year you own them     3.0%            2.0%          none        none         none        2.0%
  the fifth year you own them      2.0%            1.0%          none        none         none        2.0%
  the sixth year you own them      1.0%            none          none        none         none        1.0%
  after six years of owning them   none            none          none        none         none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


Intermediate Municipal Bond Funds
                                              Will convert to Investor A Shares
      Investor B Shares you bought                after you've owned them for

        after November 15, 1998                       eight years

        between August 1, 1997
        and November 15, 1998
            $0-$499,999                               six years
         $500,000-$999,999                            five years
        before August 1, 1997                         six years

   Long-Term Municipal Bond Funds
                                             Will convert to Investor A Shares
    Investor B Shares you bought             after you've owned them for

         after November 15, 1998                    eight years

        between August 1, 1997
        and November 15, 1998
              $0-$249,999                            nine years
              $0-$499,999                            six years
            $500,000-$999,999                        five years

        before August 1, 1997                        nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

        o  Conversions are free from federal tax.


[GRAPHIC]
        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o  you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 107

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o  banks, trust companies and thrift institutions, acting as fiduciaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o  employees or partners of any service provider to the Funds

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value


        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]
         Buying, selling and exchanging shares


[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively buying them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.




                       Ways to
                     buy, sell or                 How much you can buy,
                     exchange                       sell or exchange                   Other things to know
                     --------                      --------------------              --------------------------------

 Buying shares    In a lump sum         minimum initial investment:              There is no limit to the amount you can invest
                                        o $1,000 for regular accounts            in Investor A and C Shares. You can invest up to
                                        o $250 for certain fee-based             $250,000 in Investor B Shares.
                                        investment accounts
                                        minimum additional investment:
                                        o $100 for all accounts

                  Using our             minimum initial investment:              You can buy shares twice a month, monthly or
                  Systematic            o $100                                   quarterly, using automatic transfers from your
                  Investment Plan       minimum additional investment:           bank account.
                                        o $50
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares    In a lump sum         o you can sell up to $50,000 of your    We'll deduct any CDSC from the amount you're
                                         shares by telephone, otherwise          selling and send you or your selling agent the
                                         there are no limits to the amount       balance, usually within three business days of
                                         you can sell                            receiving your order.
                                         o other restrictions may apply to       If you paid for your shares with a check that
                                         withdrawals from retirement plan        wasn't certified, we'll hold the sale proceeds
                                         accounts                                when you sell those shares for at least 15 days
                                                                                 after the trade date of the purchase, or until the
                                                                                 check has cleared.


                  Using our              o minimum $25 per withdrawal            Your account balance must be at least $10,000
                  Automatic                                                      to set up the plan. You can make withdrawals
                  Withdrawal Plan                                                monthly, quarterly or yearly. We'll send your money
                                                                                 by check or deposit it directly to your bank
                                                                                 account. No CDSC is deducted if you withdraw 12% or
                                                                                 less of the value of your shares in a class.

-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares  In a lump sum         o minimum $1,000 per exchange           You can exchange your Investor A Shares for
                                                                                 Investor A Shares of any other Nations Fund,
                                                                                 except Index Funds. You won't pay a front-end
                                                                                 sales charge, CDSC or redemption fee on the
                                                                                 shares you're exchanging.
                                                                                 You can exchange your Investor B Shares for:
                                                                                 o Investor B Shares of any other Nations Fund,
                                                                                 except Nations Funds Money Market Funds
                                                                                 o Investor B Shares of Nations Reserves
                                                                                 Money Market Funds
                                                                                 You can exchange your Investor C Shares for:
                                                                                 o Investor C Shares of any other Nations Fund,
                                                                                 except Nations Funds Money Market Funds
                                                                                 o Investor C Shares of Nations Reserves
                                                                                 Money Market Funds
                                                                                 If you received Investor C Shares of a Fund from
                                                                                 an exchange of Investor A Shares of a Managed
                                                                                 Index Fund, you can also exchange these
                                                                                 shares for Investor A Shares of an Index Fund.
                                                                                 You won't pay a CDSC on the shares you're
                                                                                 exchanging.

                                 Using our  o minimum $25 per exchange           You must already have an investment in the
                                 Automatic                                       Funds into which you want to exchange. You
                                 Exchange                                        can make exchanges monthly or quarterly.
                                 Feature



[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.


 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

        Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

     o      You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

               For more information about telephone orders, see page 110.


        Selling shares


        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.


          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o   We can delay payment of the sale proceeds for up to seven days.


        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

          o   under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

          o   Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


        Exchanging Investor A Shares
        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


        Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o   Investor B Shares of Nations Reserves Money Market Funds


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o   Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

          o   Send your request to PFPC in writing or call 1.800.321.7854.

          o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

          o   The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

   o up to 4.25% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

   o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

   o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred as to as a selling agent.


             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.


             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distributions and shareholder and servicing plans.


 The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)

 Investor A Shares 0.25% combined distribution (12b-1) and shareholder servicing fee Investor B Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee Investor C Shares 0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

     o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAALLC, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes

             The power of compounding
             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

    o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

    o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The Funds declare distributions of net investment income daily and pay them monthly.

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about taxes, please see the SAI.



 How taxes affect your investment
 Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions are generally not subject to state income tax (or other applicable state tax, like the Florida intangible personal property tax) if a Fund primarily invests in securities from that state and its subdivisions. For example, you generally won't be subject to California state personal income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and municipal debt obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to the federal alternative minimum tax. Texas doesn't impose state income tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from a Fund when determining their taxable income.

 In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any taxable distributions and redemption proceeds paid to you (including amounts to be paid in securities or other property and exchanges) if:

    o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

    o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

    o  the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor C Shares of Nations Kansas Municipal Income Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations California Municipal
Bond Fund                                         For a Share outstanding throughout each period

                                                  Year ended     Period ended   Period ended  Year ended  Year ended    Year ended
Investor A Shares*                                 03/31/01#       03/31/00       05/14/99     02/28/99    02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                $ 7.14         $ 7.50        $   7.60     $  7.64     $ 7.35        $ 7.45
Net investment income                                 0.35           0.31           0.07         0.34      0.35          0.36
Net realized and unrealized gain/(loss) on
 investments                                          0.34          (0.34)         (0.10)        0.10      0.29         (0.05)
Net increase in net asset value from operations       0.69          (0.03)         (0.03)        0.44      0.64          0.31
Distributions:
Dividends from net investment income                 (0.34)         (0.31)         (0.07)        (0.34)   (0.35)        (0.36)
Distributions from net realized capital gains        (0.02)         (0.02)            --         (0.14)      --         (0.05)
Total dividends and distributions                   (0.36)         (0.33)         (0.07)        (0.48)   (0.35)        (0.41)
Net asset value, end of period                      $ 7.47         $ 7.14        $   7.50     $  7.60     $ 7.64        $ 7.35
Total return++                                       9.93%         (0.46)%        (0.42)%        5.94%    9.18%         4.29%
==================================================== ========     ========     ========     ========    =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $149,282       $157,672        $206,000     $219,000    $214,000      $221,000
Ratio of operating expenses to average net assets    0.83%(b)       0.80%+(b)      0.93%+        0.93%    0.90%         0.90%
Ratio of net investment income to average net
 assets                                               4.81%          4.50%+         4.40%+        4.42%    4.74%         4.88%
Portfolio turnover rate                                20%            34%             1%           42%      28%           34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.07%          1.04%+         0.96%+        0.93%    1.06%(a)      1.10%(a)


* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund
A Shares, which were reorganized into the California Municipal Bond Investor A
Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21,
1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC
** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations California Municipal
Bond Fund                                                      For a Share outstanding throughout each period




                                                 Year ended       Period ended     Period ended     Period ended
Investor B Shares*                                03/31/01#         03/31/00         05/14/99        02/28/99**
Operating performance:
Net asset value, beginning of period                 $ 7.14           $ 7.51            $ 7.61          $ 7.61
Net investment income                                  0.30             0.27              0.06            0.16
Net realized and unrealized gain/(loss) on
 investments                                           0.33            (0.35)            (0.10)           0.14
Net increase (decrease) in net asset value from
 operations                                            0.63            (0.08)            (0.04)           0.30
Distributions:
Dividends from net investment income                  (0.30)           (0.27)            (0.06)          (0.16)
Distributions from net realized capital gains         (0.02)           (0.02)               --           (0.14)
Total dividends and distributions                    (0.32)           (0.29)            (0.06)          (0.30)
Net asset value, end of period                       $ 7.47           $ 7.14            $ 7.51          $ 7.61
Total return++                                        9.15%           (1.16)%           (0.57)%          4.09%
====================================================  ======           ======            =======         ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,729           $4,206            $3,000          $2,000
Ratio of operating expenses to average net assets     1.55%(b)         1.45%+(b)         1.66%+          1.70%+
Ratio of net investment income to average net
 assets                                                4.09%            3.85%+            3.63%+          3.67%+
Portfolio turnover rate                                 20%              34%                1%             42%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.82%            1.79%+            1.69%+          1.71%+(a)

* The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund
B Shares, which were reorganized into the California Municipal Bond Investor B
Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21,
1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC
** California Municipal Bond Investor B Shares commenced operations on July 15,
1998.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations California Municipal
Bond Fund                                          For a Share outstanding throughout each period


                                                   Year ended         Period ended
Investor C Shares                                   03/31/01#           03/31/00*
Operating performance:
Net asset value, beginning of period                   $ 7.12             $ 7.31
Net investment income                                    0.30               0.19
Net realized and unrealized gain/(loss) on
 investments                                             0.33              (0.17)
Net increase (decrease) in net asset value from
 operations                                              0.63               0.02
Distributions:
Dividends from net investment income                    (0.29)             (0.19)
Distributions from net realized capital gains           (0.02)             (0.02)
Total dividends and distributions                       0.31              (0.21)
Net asset value, end of period                         $ 7.44             $ 7.12
Total return++                                          8.97%              0.30%
====================================================    ======             ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $1,191             $  258
Ratio of operating expenses to average net assets       1.60%(a)           1.60%+(a)
Ratio of net investment income to average net
 assets                                                  4.04%              3.70%+
Portfolio turnover rate                                   20%                34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.82%              1.79%+

* California Municipal Bond Investor C Shares commenced operations on July 29,
1999.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Florida Intermediate
Municipal Bond Fund                                        For a Share outstanding throughout each period

                                                Year ended       Year ended    Year ended     Year ended       Year ended
Investor A Shares                                03/31/01         03/31/00#     03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period               $ 10.33          $ 10.79    $ 10.77     $ 10.40          $ 10.46
Net investment income                                 0.48             0.48       0.48        0.48             0.47
Net realized and unrealized gain/(loss) on
 investments                                          0.36            (0.46)     0.02        0.37            (0.06)
Net increase/(decrease) in net asset value from
 operations                                           0.84             0.02      0.50        0.85             0.41
Distributions:
Dividends from net investment income                 (0.84)           (0.48)     (0.48)      (0.48)           (0.47)
Total dividends and distributions                    (0.84)           (0.48)     (0.48)      (0.48)           (0.47)
Net asset value, end of period                    $ 10.69          $ 10.33    $ 10.79     $ 10.77          $ 10.40
Total return++                                        8.33%            0.22%      4.74%      8.34%            4.01%
=================================================== =======          =======   =======     =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $5,319           $9,695    $12,783     $7,205           $2,142
Ratio of operating expenses to average net assets     0.75%(a)         0.73%(a)   0.70%      0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                               4.57%            4.57%      4.45%      4.54%            4.52%
Portfolio turnover rate                                 6%              12%         14%       13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.96%            0.99%      0.97%      0.96%            1.01%




++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Florida Intermediate
Municipal Bond Fund                                                For a Share outstanding throughout each period

                                                 Year ended       Year ended    Year ended     Year ended       Year ended
Investor B Shares                                 03/31/01         03/31/00#     03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period               $ 10.34          $ 10.79         $ 10.77      $ 10.40          $ 10.46
Net investment income                                 0.40             0.41            0.42         0.43             0.44
Net realized and unrealized gain/(loss) on
 investments                                          0.36            (0.45)           0.02         0.37            (0.06)
Net increase/(decrease) in net asset value from
 operations                                           0.76            (0.04)           0.44         0.80             0.38
Distributions:
Dividends from net investment income                 (0.40)           (0.41)          (0.42)       (0.43)           (0.44)
Total dividends and distributions                    (0.40)           (0.41)          (0.42)       (0.43)           (0.44)
Net asset value, end of period                    $ 10.70          $ 10.34         $ 10.79      $ 10.77          $ 10.40
Total return++                                        7.52%           (0.38)%          4.11%        7.80%            3.70%
=================================================== =======          =======         =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $4,429           $4,639          $5,090       $3,606           $3,488
Ratio of operating expenses to average net assets     1.50%(a)         1.41%(a)        1.30%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                               3.82%            3.89%           3.85%        4.04%            4.22%
Portfolio turnover rate                                  6%              12%             14%          13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.71%            1.74%           1.72%        1.46%            1.31%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Florida Intermediate
Municipal Bond Fund                                     For a Share outstanding throughout each period


                                                 Year ended       Year ended   Year ended   Year ended     Year ended
Investor C Shares                                 03/31/01         03/31/00#    03/31/99     03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period               $ 10.36          $ 10.79    $ 10.77      $ 10.40          $ 10.46
Net investment income                                 0.40             0.40       0.41         0.43             0.44
Net realized and unrealized gain/(loss) on
 investments                                          0.36            (0.43)      0.03         0.37            (0.06)
Net increase/(decrease) in net asset value from
 operations                                           0.76            (0.03)      0.44         0.80             0.38
Distributions:
Dividends from net investment income                 (0.40)           (0.40)     (0.42)       (0.43)           (0.44)
Total dividends and distributions                    (0.40)           (0.40)     (0.42)       (0.43)           (0.44)
Net asset value, end of period                    $ 10.72          $ 10.36    $ 10.79      $ 10.77          $ 10.40
Total return++                                        7.49%           (0.26)%     4.10%        7.80%            3.71%
=================================================== =======          =======    =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  172           $  117     $1,416       $  188           $  272
Ratio of operating expenses to average net assets     1.50%(a)         1.50%(a)   1.36%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                               3.82%            3.80%      3.79%        4.04%            4.22%
Portfolio turnover rate                                  6%              12%        14%         13%              16%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.71%            1.74%      1.72%       1.46%            1.31%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Florida Municipal Bond
Fund                                                             For a Share outstanding throughout each period

                                                 Year ended       Year ended     Year ended       Year ended       Year ended
Investor A Shares                                 03/31/01         03/31/00        03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.53           $ 9.99         $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.45             0.46           0.46             0.46             0.46
Net realized and unrealized gain/(loss) on
 investments                                          0.46            (0.46)          0.00             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.91               --           0.46             0.97             0.47
Distributions:
Dividends from net investment income                 (0.45)           (0.46)         (0.46)           (0.46)           (0.46)
Distributions from net realized capital gains        (0.01)              --             --               --               --
Total dividends and distributions                   (0.46)           (0.46)         (0.46)           (0.46)           (0.46)
Net asset value, end of period                      $ 9.98           $ 9.53         $ 9.99           $ 9.99           $ 9.48
Total return++                                       9.86%            0.04%          4.69%           10.38%            5.09%
==================================================== =======          =======       =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $45,034          $49,439        $65,373          $2,027           $1,781
Ratio of operating expenses to average net assets    0.85%(a)         0.83%(a)       0.80%(a)         0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                               4.68%            4.75%          4.60%            4.65%            4.87%
Portfolio turnover rate                                 7%              18%            16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.08%            1.11%          1.10%            1.10%            1.13%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Florida Municipal Bond
Fund                                                           For a Share outstanding throughout each period

                                                  Year ended       Year ended     Year ended       Year ended       Year ended
Investor B Shares                                  03/31/01         03/31/00       03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.53           $ 9.99         $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.38             0.39           0.40             0.40             0.41
Net realized and unrealized gain/(loss) on
 investments                                          0.46            (0.46)          0.00             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.84            (0.07)          0.40             0.91             0.42
Distributions:
Dividends from net investment income                 (0.38)           (0.39)         (0.40)           (0.40)           (0.41)
Distributions from net realized capital gains        (0.01)              --             --               --               --
Total dividends and distributions                   (0.39)           (0.39          (0.40)           (0.40)           (0.41)
Net asset value, end of period                      $ 9.98           $ 9.53         $ 9.99           $ 9.99           $ 9.48
Total return++                                       9.05%           (0.67)%         4.01%            9.71%            4.52%
==================================================== =======          ========       =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $10,811          $12,802        $15,435          $17,048          $19,751
Ratio of operating expenses to average net assets    1.60%(a)         1.53%(a)       1.45%(a)         1.42%(a)         1.35%(a)
Ratio of net investment income to average net
 assets                                               3.93%            4.05%          3.95%            4.03%            4.32%
Portfolio turnover rate                                 7%              18%            16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.83%            1.86%          1.85%            1.72%            1.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Florida Municipal Bond
Fund                                                           For a Share outstanding throughout each period

                                                   Year ended       Year ended     Year ended       Year ended       Year ended
Investor C Shares                                   03/31/01         03/31/00       03/31/99#        03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.53           $ 9.99           $ 9.99           $ 9.48           $ 9.47
Net investment income                                 0.37             0.38             0.37             0.41             0.44
Net realized and unrealized gain/(loss) on
 investments                                          0.46            (0.46)            0.03             0.51             0.01
Net increase/(decrease) in net asset value from
 operations                                           0.83            (0.08)            0.40             0.92             0.45
Distributions:
Dividends from net investment income                 (0.38)           (0.38)           (0.40)           (0.41)           (0.44)
Distributions from net realized capital gains        (0.01)              --               --               --               --
Total dividends and distributions                   (0.39)           (0.38)           (0.40)           (0.41)           (0.44)
Net asset value, end of period                      $ 9.97           $ 9.53           $ 9.99           $ 9.99           $ 9.48
Total return++                                       8.92%           (0.73)%           4.01%            9.83%            4.78%
==================================================== =======          =======          =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   64           $   23           $   23           $    3           $   40
Ratio of operating expenses to average net assets    1.60%(a)         1.60%(a)         1.53%(a)         1.33%(a)         1.10%(a)
Ratio of net investment income to average net
 assets                                               3.93%            3.98%            3.87%            4.12%            4.57%
Portfolio turnover rate                                 7%              18%              16%              19%              23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.83%            1.86%            1.85%            1.63%            1.43%


+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Georgia Intermediate
Municipal Bond Fund                                            For a Share outstanding throughout each period

                                                 Year ended        Year ended     Year ended       Year ended       Year ended
Investor A Shares                                 03/31/01          03/31/00       03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.42          $ 10.94        $ 10.92          $ 10.58          $ 10.63
Net investment income                                  0.48             0.48           0.47             0.47             0.48
Net realized and unrealized gain/(loss) on
 investments                                           0.40            (0.52)          0.06             0.38            (0.05)
Net increase/(decrease) in net asset value from
 operations                                            0.88            (0.04)          0.53             0.85             0.43
Distributions:
Dividends from net investment income                  (0.48)           (0.47)         (0.47)           (0.47)           (0.48)
Distributions from net realized capital gains           --             (0.01)         (0.04)           (0.04)             --
Total dividends and distributions                    (0.48)           (0.48)         (0.51)           (0.51)           (0.48)
Net asset value, end of period                      $ 10.82          $ 10.42        $ 10.94          $ 10.92          $ 10.58
Total return++                                        8.66%           (0.27)%         4.99%            8.24%            4.12%
================================================     =======          ========       =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $11,872          $13,244        $19,674          $9,446           $8,810
Ratio of operating expenses to average net assets     0.75%(a)         0.73%(a)      0.70%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                4.55%            4.46%         4.31%            4.34%            4.52%
Portfolio turnover rate                                 10%              28%           14%              25%               9%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.98%            1.03%         0.98%            0.95%            1.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating ratio was less than 0.01%.


Nations Georgia Intermediate
Municipal Bond Fund                                                  For a Share outstanding throughout each period

                                                    Year ended       Year ended     Year ended       Year ended       Year ended
Investor B Shares                                    03/31/01         03/31/00       03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.42          $ 10.94        $ 10.92          $ 10.58          $ 10.63
Net investment income                                  0.40             0.40            0.41             0.42             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.40           ( 0.51)           0.06             0.38            (0.05)
Net increase/(decrease) in net asset value from
 operations                                            0.80           ( 0.11)           0.47             0.80             0.40
Distributions:
Dividends from net investment income                 (0.40)          (0.40)          (0.41)           (0.42)           (0.45)
Distributions from net realized capital gains           --            ( 0.01)          (0.04)           (0.04)             --
Total dividends and distributions                    (0.40)          (0.41)           (0.45)           (0.46)           (0.45)
Net asset value, end of period                       $ 10.82          $ 10.42        $ 10.94          $ 10.92          $ 10.58
Total return++                                        7.85%          (0.96)%          4.37%            7.70%            3.81%
==================================================== =======          =======         =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $6,773           $6,812          $8,310           $7,378           $7,601
Ratio of operating expenses to average net assets     1.50%(a)         1.41%(a)        1.30%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.80%            3.78%          3.71%            3.84%            4.22%
Portfolio turnover rate                                10%              28%             14%              25%               9%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements          1.73%            1.78%           1.73%            1.45%            1.30%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating ratio was less than 0.01%.


Nations Georgia Intermediate
Municipal Bond Fund                                          For a Share outstanding throughout each period

                                                 Year ended       Year ended     Year ended       Year ended       Year ended
Investor C Shares                                 03/31/01         03/31/00       03/31/99         03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.42          $ 10.94       $ 10.92          $ 10.58          $ 10.63
Net investment income                                  0.40             0.39          0.41             0.42             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.40            (0.51)         0.05             0.38            (0.05)
Net increase/(decrease) in net asset value from
 operations                                            0.80            (0.12)         0.46             0.80             0.40
Distributions:
Dividends from net investment income                  (0.40)           (0.39)        (0.40)           (0.42)           (0.45)
Distributions from net realized capital gains           --             (0.01)        (0.04)           (0.04)             --
Total dividends and distributions                    (0.40)           (0.40)        (0.44)           (0.46)           (0.45)
Net asset value, end of period                      $ 10.82          $ 10.42       $ 10.94          $ 10.92          $ 10.58
Total return++                                        7.96%           (1.13)%        4.35%            7.70%            3.81%
==================================================== =======          =======       =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  770           $  764        $  886           $1,034           $1,983
 Ratio of operating expenses to average net assets     1.50%(a)         1.50%(a)      1.31%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.80%            3.69%         3.70%            3.84%            4.22%
 Portfolio turnover rate                                 10%              28%           14%              25%               9%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.73%            1.78%         1.73%            1.45%            1.30%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Georgia Municipal Bond
Fund                                                               For a Share outstanding throughout each period

                                                    Year ended     Year ended   Year ended     Year ended     Year ended
Investor A Shares                                    03/31/01#      03/31/00     03/31/99       03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53         $ 10.12      $ 10.00       $  9.50          $ 9.48
Net investment income                                   0.44            0.43         0.44          0.45            0.45
Net realized and unrealized gain/(loss) on
 investments                                            0.50           (0.59)        0.12          0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.94           (0.16)        0.56          0.95            0.47
Distributions:
Dividends from net investment income                   (0.45)          (0.43)       (0.44)        (0.45)          (0.45)
Net asset value, end of period                       $ 10.02         $  9.53      $ 10.12       $ 10.00          $ 9.50
Total return++                                        10.11%          (1.50)%       5.68%        10.22%           5.05%
====================================================  =======         =======      =======       =======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,789          $1,853       $2,611        $  483           $  208
Ratio of operating expenses to average net assets      0.85%(a)        0.83%        0.80%         0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                                 4.62%           4.51%        4.33%         4.62%           4.76%
Portfolio turnover rate                                  11%             50%          17%           30%             19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.33%           1.63%        1.43%         1.22%           1.25%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating ratio was less than 0.01%.
# Per share net investment income has been calculated using the monthly average shares method.


Nations Georgia Municipal Bond
Fund                                                              For a Share outstanding throughout each period

                                                    Year Ended     Year ended   Year ended     Year ended       Year ended
Investor B Shares                                    03/31/01#      03/31/00     03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53          $ 10.12      $ 10.00      $  9.50          $ 9.48
Net investment income                                   0.38             0.37         0.37         0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                            0.49            (0.59)        0.12         0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.87            (0.22)        0.49         0.89            0.42
Distributions:
Dividends from net investment income                  (0.38)           (0.37)        (0.37)      (0.39)          (0.40)
Net asset value, end of period                       $ 10.02          $  9.53      $ 10.12      $ 10.00          $ 9.50
Total return++                                         9.29%           (2.19)%        5.00%       9.54%           4.50%
====================================================  =======          =======      =======      =======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $9,178          $10,285       $11,348     $10,052         $10,182
Ratio of operating expenses to average net assets      1.60%(a)         1.54%         1.45%       1.42%(a)        1.35%(a)
Ratio of net investment income to average ne
 assets                                                 3.87%            3.80%         3.68%       4.00%           4.21%
Portfolio turnover rate                                  11%              50%           17%         30%             19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.08%            2.38%         2.18%       1.84%           1.80%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
# Per share net investment income has been calculated using the monthly average shares method.



Nations Georgia Municipal Bond
Fund                                                                 For a Share outstanding throughout each period

                                                  Year ended     Year ended   Year ended     Year ended       Year ended
Investor C Shares                                  03/31/01#      03/31/00     03/31/99       03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53         $ 10.12      $ 10.00       $  9.50          $ 9.48
Net investment income                                   0.38            0.36         0.37          0.40            0.42
Net realized and unrealized gain/(loss) on
 investments                                            0.49           (0.59)        0.12          0.50            0.02
Net increase/(decrease) in net asset value from
 operations                                             0.87           (0.23)        0.49          0.90            0.44
Distributions:
Dividends from net investment income                   (0.38)          (0.36)       (0.37)        (0.40)          (0.42)
Net asset value, end of period                       $ 10.02         $  9.53      $ 10.12       $ 10.00          $ 9.50
Total return++                                         9.29%          (2.29)%       4.97%         9.64%           4.77%
====================================================  =======         =======      =======       =======          ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $   58          $   60       $    3        $   27          $   72
Ratio of operating expenses to average net assets      1.60%(a)        1.60%        1.49%         1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                 3.87%           3.74%        3.64%         4.09%           4.46%
Portfolio turnover rate                                  11%             50%          17%           30%             19%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.08%           2.38%        2.18%         1.75%           1.55%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not ref
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Kansas Municipal Bond
Fund                                For a Share outstanding throughout the period

                                                 Period ended
Investor A Shares*                                 03/31/01#
Operating performance:
Net asset value, beginning of period               $ 10.00
Net investment income/(loss)                          0.47
Net realized and unrealized gain (loss) on
 investments                                          0.13
Net increase (decrease) in net asset
 value from operations 0.60 Distributions:
Dividends from net investment income                 (0.27)
Distributions from net realized capital gains         0.00
Total dividends and distributions                   (0.27)
Net asset value, end of period                     $ 10.33
Total return++                                       5.66%
================================================    =======
Ratios/supplemental data:
Net assets, end of period (000)                    $11,646
Ratio of operating expenses to average net
 assets                                               0.85%+(a)
Ratio of net investment income to average net
 assets                                               4.19%+(a)
Portfolio turnover rate                                17%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       1.18%+

* Investor A Shares commenced operations on August 14, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Kansas Municipal Bond
Fund                                       For a Share outstanding throughout the period

                                                                                                     Period ended
Investor B*                                                                                            03/31/01#
Operating performance:
Net asset value, beginning of period                                                                    $ 10.00
Net investment income/(loss)                                                                               0.33
Net realized and unrealized gain (loss) on
 investments                                                                                               0.19
Net increase (decrease) in net asset value from operations 0.52 Distributions:
Dividends from net investment income                                                                      (0.20)
Distributions from net realized capital gains                                                              0.00
Total dividends and distributions                                                                         (0.20)
Net asset value, end of period                                                                          $ 10.32
Total return++                                                                                            4.78%
=================================================                                                       =======
Ratios/supplemental data:
Net assets, end of period (000)                                                                          $  262
Ratio of operating expenses to average net
 assets                                                                                                    1.60%+(a)
Ratio of net investment income/(loss) to average
 net assets                                                                                                3.44%+(a)
Portfolio turnover rate                                                                                     17%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                                                                            1.93%+

* Investor B Shares commenced operations on August 29, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# The effect of interest expense on the operating expense ratio was less than 0.01%.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Maryland Intermediate
Municipal Bond Fund                                  For a Share outstanding throughout each period

                                                 Year ended     Year ended     Year ended     Year ended       Year ended
Investor A Shares                                 03/31/01#      03/31/00       03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period               $ 10.58        $ 11.07        $ 11.01        $ 10.70        $ 10.80
Net investment income                                 0.48           0.47           0.48           0.49           0.48
Net realized and unrealized gain/(loss) on
 investments                                          0.43          (0.48)          0.06           0.31          (0.10)
Net increase/(decrease) in net asset value from
 operations                                           0.91          (0.01)          0.54           0.80           0.38
Distributions:
Dividends from net investment income                 (0.48)         (0.47)         (0.48)         (0.49)         (0.48)
Distributions from net realized capital gains           --          (0.01)            --             --            --
Total dividends and distributions                   (0.48)         (0.48)         (0.48)         (0.49)         (0.48)
Net asset value, end of period                     $ 11.01        $ 10.58        $ 11.07        $ 11.01        $ 10.70
Total return++                                       8.81%         (0.06)%         4.96%          7.61%          3.62%
================================================    =======        =======        =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $17,478        $16,454        $17,166        $15,558        $14,988
Ratio of operating expenses to average net
 assets                                               0.75%          0.73%          0.70%          0.70%          0.70%(a)
Ratio of net investment income to average net
 assets                                               4.47%          4.42%          4.31%          4.43%          4.50%
Portfolio turnover rate                                13%            21%            22%            12%            10%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.96%          1.01%          0.99%          1.00%          0.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Maryland Intermediate
Municipal Bond Fund                                   For a Share outstanding throughout each period

                                                    Year ended   Year ended   Year ended   Year ended     Year ended
Investor B Shares                                    03/31/01#    03/31/00     03/31/99     03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.58      $ 11.07      $ 11.01      $ 10.70       $ 10.80
Net investment income                                  0.40         0.40         0.41         0.43          0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.43        (0.48)        0.06         0.31         (0.10)
Net increase/(decrease) in net asset value from
 operations                                            0.83        (0.08)        0.47         0.74          0.35
Distributions:
Dividends from net investment income                $ (0.40)       (0.40)       (0.41)       (0.43)        (0.45)
Distributions from net realized capital gains            --        (0.01)          --           --           --
Total dividends and distributions                    (0.40)       (0.41)       (0.41)       (0.43)        (0.45)
Net asset value, end of period                      $ 11.01      $ 10.58      $ 11.07      $ 11.01       $ 10.70
Total return++                                        8.01%       (0.74)%       4.33%        7.07%         3.31%
==================================================== =======      =======      =======      =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,120       $5,662       $5,989       $4,804        $4,299
Ratio of operating expenses to average net assets     1.50%        1.42%        1.30%        1.20%         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.72%        3.73%        3.71%        3.93%         4.20%
Portfolio turnover rate                                 13%          21%          22%          12%           10%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%        1.76%        1.74%        1.50%         1.28%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Maryland Intermediate
Municipal Bond Fund                                     For a Share outstanding throughout each period


                                                     Year ended   Year ended   Year ended   Year ended     Year ended
Investor C Shares                                     03/31/01#    03/31/00     03/31/99     03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.58     $ 11.07      $ 11.01      $ 10.70       $ 10.80
Net investment income                                  0.40         0.39         0.41         0.43          0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.54        (0.48)        0.06         0.31         (0.10)
Net increase/(decrease) in net asset value from
 operations                                            0.94        (0.09)        0.47         0.74          0.35
Distributions:
Dividends from net investment income                  (0.51)       (0.39)       (0.41)       (0.43)        (0.45)
Distributions from net realized capital gains            --        (0.01)          --           --           --
Total dividends and distributions                    (0.51)       (0.40)       (0.41)       (0.43)        (0.45)
Net asset value, end of period                      $ 11.01      $ 10.58      $ 11.07      $ 11.01       $ 10.70
Total return++                                        8.01%      ( 0.82)%       4.31%        7.07%         3.31%
==================================================== =======      =======      =======      =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  301       $  335       $  561       $  840        $2,017
Ratio of operating expenses to average net assets     1.50%        1.50%        1.32%        1.20%         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.72%        3.65%        3.69%        3.93%         4.20%
Portfolio turnover rate                                 13%          21%          22%          12%           10%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%        1.76%        1.74%        1.50%         1.28%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Maryland Municipal Bond
Fund                                                   For a Share outstanding throughout each period

                                                   Year ended     Year ended   Year ended    Year ended   Year ended
Investor A Shares                                   03/31/01#      03/31/00#    03/31/99      03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53         $ 9.99       $ 9.94         $ 9.41       $ 9.39
Net investment income                                   0.43           0.40         0.41           0.43         0.44
Net realized and unrealized gain/(loss) on
 investments                                            0.56          (0.45)        0.05           0.53         0.02
Net increase/(decrease) in net asset value from
 operations                                             0.99          (0.05)        0.46           0.96         0.46
Distributions:
Dividends from net investment income                   (0.44)         (0.40)       (0.41)         (0.43)       (0.44)
Distributions from net realized capital gains             --          (0.01)       (0.00)##          --           --
Total dividends and distributions                     (0.44)         (0.41)       (0.41)         (0.43)       (0.44)
Net asset value, end of period                       $ 10.08         $ 9.53       $ 9.99         $ 9.94       $ 9.41
Total return++                                        10.62%         (0.49)%       4.71%         10.40%        4.99%
====================================================  =======         =======      =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,679         $1,781       $1,751         $1,902       $1,409
Ratio of operating expenses to average net assets      0.85%(a)       0.83%        0.80%          0.80%        0.80%
Ratio of net investment income to average net
 assets                                                 4.49%          4.18%        4.09%          4.41%        4.68%
Portfolio turnover rate                                  25%            50%          22%            17%          18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.25%          1.47%        1.32%          1.27%        1.32%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Maryland Municipal Bond
Fund                                                  For a Share outstanding throughout each period

                                                   Year ended     Year ended    Year ended    Year ended   Year ended
Investor B Shares                                   03/31/01#      03/31/00#     03/31/99      03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53          $  9.99      $  9.94        $ 9.41      $ 9.39
Net investment income                                   0.37             0.33         0.35           0.37       0.39
Net realized and unrealized gain/(loss) on
 investments                                            0.54            (0.45)        0.05           0.53       0.02
Net increase/(decrease) in net asset value from
 operations                                             0.91            (0.12)        0.40           0.90       0.41
Distributions:
Dividends from net investment income                   (0.36)           (0.33)       (0.35)         (0.37)     (0.39)
Distributions from net realized capital gains             --            (0.01)       (0.00)##          --         --
Total dividends and distributions                     (0.36)           (0.34)       (0.35)         (0.37)     (0.39)
Net asset value, end of period                       $ 10.08          $  9.53      $  9.99         $ 9.94     $ 9.41
Total return++                                         9.80%           (1.19)%       4.03%          9.72%      4.42%
====================================================  =======          =======      =======        =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  16,830          $16,034      $16,124        $11,071     $8,099
Ratio of operating expenses to average net assets      1.60%(a)         1.54%        1.45%          1.42%      1.35%
Ratio of net investment income to average net
 assets                                                 3.74%            3.47%        3.44%          3.79%      4.13%
Portfolio turnover rate                                  25%              50%          22%            17%        18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%            2.22%        2.07%          1.89%      1.87%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Maryland Municipal Bond
Fund                                                        For a Share outstanding throughout each period

                                                     Year ended     Year ended    Year ended    Year ended   Year ended
Investor C Shares                                     03/31/01#      03/31/00#     03/31/99      03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.53         $ 9.99       $ 9.94         $ 9.41       $ 9.39
Net investment income                                   0.37           0.33         0.34           0.39         0.42
Net realized and unrealized gain/(loss) on
 investments                                            0.53          (0.45)        0.05           0.53         0.02
Net increase/(decrease) in net asset value from
 operations                                             0.90          (0.12)        0.39           0.92         0.44
Distributions:
Dividends from net investment income                   (0.36)         (0.33)       (0.34)         (0.39)       (0.42)
Distributions from net realized capital gains            --           (0.01)       (0.00)##          --           --
Total dividend and distributions                      (0.36)         (0.34)       (0.34)         (0.39)       (0.42)
Net asset value, end of period                       $ 10.07         $ 9.53       $ 9.99         $ 9.94       $ 9.41
Total return++                                         9.69%         (1.23)%       4.01%          9.88%        4.73%
====================================================  =======         =======      =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  274         $  214       $    3         $    3       $    2
Ratio of operating expenses to average net assets      1.60%(a)       1.60%        1.47%          1.33%        1.10%
Ratio of net investment income to average net
 assets                                                 3.74%          3.41%        3.42%          3.88%        4.38%
Portfolio turnover rate                                  25%            50%          22%            17%          18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%          2.22%        2.07%          1.80%        1.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
## Amount represents less than $0.01 per share.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina
Intermediate Municipal Bond                        Fund For a Share outstanding throughout each period



                                                    Year ended       Year ended   Year ended   Year ended     Year ended
Investor A Shares                                    03/31/01#        03/31/00     03/31/99     03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.21          $ 10.71       $ 10.70     $ 10.34         $ 10.36
Net investment income                                  0.47             0.46          0.47        0.47            0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.36            (0.48)         0.04        0.36           (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.83            (0.02)         0.51        0.83            0.43
Distributions:
Dividends from net investment income                  (0.46)           (0.46)        (0.47)      (0.47)          (0.45)
Distributions from net realized capital gains            --            (0.02)        (0.03)         --              --
Total dividends and distributions                    (0.46)           (0.48)        (0.50)      (0.47)          (0.45)
Net asset value, end of period                      $ 10.58          $ 10.21        $ 10.71    $ 10.70         $ 10.34
Total return++                                        8.34%           (0.18)%         4.82%      8.17%           4.25%
==================================================== =======          =======       =======     =======         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $10,332           $9,684        $10,099     $8,572          $5,723
Ratio of operating expenses to average net assets     0.75%(a)         0.73%(a)       0.70%      0.70%(a)        0.70%(a)
Ratio of net investment income to average net
 assets                                                4.46%            4.44%          4.37%      4.49%           4.37%
Portfolio turnover rate                                 19%              19%            16%        21%             26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.96%            1.01%          0.96%      0.96%           1.02%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina
Intermediate Municipal Bond Fund                                     For a Share outstanding throughout each period



                                                    Year ended       Year ended    Year ended    Year ended     Year ended
Investor B Shares                                    03/31/01#        03/31/00      03/31/99      03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.21          $ 10.71        $ 10.70      $ 10.34          $ 10.36
Net investment income                                  0.38             0.39           0.40         0.42             0.42
Net realized and unrealized gain/(loss) on
 investments                                           0.37            (0.48)          0.04         0.36            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.75            (0.09)          0.44         0.78             0.40
Distributions:
Dividends from net investment income                  (0.38)           (0.39)         (0.40)       (0.42)           (0.42)
Distributions from net realized capital gains            --            (0.02)         (0.03)          --               --
Total dividends and distributions                    (0.38)           (0.41)         (0.43)       (0.42)           (0.42)
Net asset value, end of period                      $ 10.58          $ 10.21        $ 10.71      $ 10.70          $ 10.34
Total return++                                        7.54%           (0.87)%         4.20%        7.64%            3.94%
==================================================== =======          =======        =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,261           $5,212         $6,671       $6,859           $6,796
Ratio of operating expenses to average net assets     1.50%(a)         1.41%(a)       1.30%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.71%            3.76%          3.77%        3.99%            4.07%
Portfolio turnover rate                                 19%              19%            16%          21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%            1.76%          1.71%        1.46%            1.32%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina
Intermediate Municipal Bond Fund                              For a Share outstanding throughout each period



                                                  Year ended       Year ended   Year ended     Year ended       Year ended
Investor C Shares                                  03/31/01#        03/31/00     03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.21          $ 10.71        $ 10.70      $ 10.34          $ 10.36
Net investment income                                  0.39             0.38           0.42         0.42             0.42
Net realized and unrealized gain/(loss) on
 investments                                           0.36            (0.48)          0.02         0.36            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.75            (0.10)          0.44         0.78             0.40
Distributions:
Dividends from net investment income                  (0.38)           (0.38)         (0.40)       (0.42)           (0.42)
Distributions from net realized capital gains           --             (0.02)         (0.03)          --               --
Total dividends and distributions                    (0.38)           (0.40)         (0.43)       (0.42)           (0.42)
Net asset value, end of period                      $ 10.58          $ 10.21        $ 10.71      $ 10.70          $ 10.34
Total return++                                        7.54%           (0.95)%         4.18%        7.64%            3.94%
==================================================== =======          =======        =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $   79           $   88         $  109       $  822           $1,364
Ratio of operating expenses to average net assets     1.50%(a)         1.50%(a)       1.31%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.71%            3.67%          3.76%        3.99%            4.07%
Portfolio turnover rate                                 19%              19%            16%          21%              26%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.71%            1.76%          1.71%        1.46%            1.32%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina Municipal
Bond Fund                                               For a Share outstanding throughout each period


                                                  Year ended       Year ended   Year ended       Year ended       Year ended
Investor A Shares                                  03/31/01#        03/31/00#    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.52           $ 10.08      $ 10.01          $  9.47          $ 9.49
Net investment income                                 0.44              0.43         0.43             0.45            0.45
Net realized and unrealized gain/(loss) on
 investments                                          0.48             (0.56)        0.08             0.54           (0.02)
Net increase/(decrease) in net asset value from
 operations                                           0.92             (0.13)        0.51             0.99            0.43
Distributions:
Dividends from net investment income                 (0.45)            (0.43)       (0.44)           (0.45)          (0.45)
Net asset value, end of period                      $ 9.99           $  9.52      $ 10.08          $ 10.01          $ 9.47
Total return++                                       9.88%            (1.20)%       5.20%           10.64%           4.62%
==================================================== =======          =======      =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,780           $ 1,528       $1,028           $  609          $  594
Ratio of operating expenses to average net assets    0.85%(a)          0.83%(a)     0.80%(a)         0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                               4.61%             4.51%        4.37%            4.58%           4.75%
Portfolio turnover rate                                19%               37%          11%              20%             28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.23%             1.38%        1.25%            1.13%           1.14%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina Municipal
Bond Fund                                            For a Share outstanding throughout each period


                                                   Year ended       Year ended    Year ended       Year ended       Year ended
Investor B Shares                                   03/31/01#        03/31/00#     03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.52           $ 10.08      $ 10.01          $  9.47          $ 9.49
Net investment income                                 0.37              0.37         0.38             0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                          0.47             (0.56)        0.07             0.54           (0.02)
Net increase/(decrease) in net asset value from
 operations                                           0.84             (0.19)        0.45             0.93            0.38
Distributions:
Dividends from net investment income                 (0.37)            (0.37)       (0.38)           (0.39)          (0.40)
Net asset value, end of period                      $ 9.99           $  9.52      $ 10.08          $ 10.01          $ 9.47
Total return++                                       9.06%            (1.90)%       4.53%            9.96%           4.06%
==================================================== =======          ========     =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $16,972           $20,207      $24,656          $25,187          $23,863
 Ratio of operating expenses to average net assets    1.60%(a)          1.54%(a)     1.45%(a)         1.42%(a)         1.35%(a)
Ratio of net investment income to average net
 assets                                               3.86%             3.80%        3.72%            3.96%            4.20%
Portfolio turnover rate                                19%               37%          11%              20%              28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%             2.13%        2.00%            1.75%            1.69%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations North Carolina Municipal
Bond Fund                                            For a Share outstanding throughout each period

                                                    Year ended       Year ended  Year ended       Year ended       Year ended
Investor C Shares                                    03/31/01#        03/31/00#   03/31/99        03/31/98(#)       03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.51           $ 10.08      $ 10.01          $  9.47          $ 9.49
Net investment income                                 0.36              0.37         0.37             0.40            0.42
Net realized and unrealized gain/(loss) on
 investments                                          0.49             (0.57)        0.07             0.54           (0.02)
Net increase/(decrease) in net asset value from
 operations                                           0.85             (0.20)        0.44             0.94            0.40
Distributions:
Dividends from net investment income                 (0.37)            (0.37)       (0.37)           (0.40)          (0.42)
Net asset value, end of period                      $ 9.99           $  9.51      $ 10.08          $ 10.01          $ 9.47
Total return++                                       9.18%            (1.99)%       4.50%           10.07%           4.32%
==================================================== =======          =======      =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   87            $   54       $    3           $    3          $   18
Ratio of operating expenses to average net assets    1.60%(a)          1.60%(a)     1.47%(a)         1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                               3.86%             3.74%        3.70%            4.05%           4.45%
Portfolio turnover rate                                19%               37%          11%              20%             28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%             2.13%        2.00%            1.66%           1.44%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations South Carolina
Intermediate Municipal Bond Fund                        For a Share outstanding throughout each period


                                                   Year ended      Year ended   Year ended       Year ended       Year ended
Investor A Shares                                    3/31/01#       03/31/00#    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.27          $ 10.79      $ 10.79          $ 10.50          $ 10.52
Net investment income                                  0.49             0.49         0.49             0.50             0.49
Net realized and unrealized gain/(loss) on
 investments                                           0.37            (0.51)        0.04             0.29            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.86            (0.02)        0.53             0.79             0.47
Distributions:
Dividends from net investment income                  (0.49)           (0.49)       (0.49)           (0.50)           (0.49)
Distributions from net realized capital gains            --            (0.01)       (0.04)           (0.00)##            --
Total dividends and distributions                    (0.49)           (0.50)       (0.53)           (0.50)           (0.49)
Net asset value, end of period                      $ 10.64          $ 10.27      $ 10.79          $ 10.79          $ 10.50
Total return++                                        8.58%           (0.14)%       5.01%            7.67%            4.51%
==================================================== =======          ========     =======          ========         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $18,420          $17,396       $18,729          $13,945          $10,465
Ratio of operating expenses to average net assets     0.75%(a)         0.73%(a)      0.70%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                4.70%            4.65%         4.55%            4.66%            4.60%
Portfolio turnover rate                                  9%              14%            9%              16%              13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.95%            0.99%         0.94%            0.95%            0.99%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations South Carolina
Intermediate Municipal Bond Fund                             For a Share outstanding throughout each period


                                                  Year ended       Year ended   Year ended       Year ended       Year ended
Investor B Shares                                  03/31/01#        03/31/00#    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.27          $ 10.79    $ 10.79          $ 10.50          $ 10.52
Net investment income                                  0.41             0.41       0.43             0.44             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.37            (0.51)      0.04             0.29            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.78            (0.10)      0.47             0.73             0.43
Distributions:
Dividends from net investment income                  (0.41)           (0.41)     (0.43)           (0.44)           (0.45)
Distributions from net realized capital gains            --            (0.01)     (0.04)           (0.00)##           --
Total dividends and distributions                    (0.41)           (0.42)     (0.47)           (0.44)           (0.45)
Net asset value, end of period                      $ 10.64          $ 10.27    $ 10.79          $ 10.79          $ 10.50
Total return++                                        7.78%           (0.82)%     4.39%            7.13%            4.19%
==================================================== =======          =======    =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $7,083           $7,310     $8,542           $6,819           $5,738
Ratio of operating expenses to average net assets     1.50%(a)         1.41%(a)   1.30%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.95%            3.97%      3.95%            4.16%            4.30%
Portfolio turnover rate                                 9%               14%         9%              16%              13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.70%            1.74%      1.69%            1.45%            1.29%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations South Carolina
Intermediate Municipal Bond Fund                     For a Share outstanding throughout each period


                                                    Year ended       Year ended   Year ended       Year ended       Year ended
Investor C Shares                                    03/31/01#        03/31/00#    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 10.27          $ 10.79      $ 10.79          $ 10.50          $ 10.52
Net investment income                                  0.41             0.40         0.42             0.44             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.37            (0.51)        0.04             0.29            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.78            (0.11)        0.46             0.73             0.43
Distributions:
Dividends from net investment income                  (0.41)           (0.40)       (0.42)           (0.44)           (0.45)
Distributions from net realized capital gains            --            (0.01)       (0.04)           (0.00)##            --
Total dividends and distributions                    (0.41)           (0.41)       (0.46)           (0.44)           (0.45)
Net asset value, end of period                      $ 10.64          $ 10.27      $ 10.79          $ 10.79          $ 10.50
Total return++                                        7.78%           (0.91)%       4.36%            7.13%            4.20%
==================================================== =======          =======      =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,175           $2,755       $3,102           $2,698           $5,089
Ratio of operating expenses to average net assets     1.50%(a)         1.50%(a)     1.32%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.95%            3.88%        3.93%            4.16%            4.30%
Portfolio turnover rate                                  9%              14%           9%              16%              13%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.70%            1.74%        1.69%            1.45%            1.29%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations South Carolina Municipal
Bond Fund                                            For a Share outstanding throughout each period

                                                    Year ended       Year ended   Year ended    Year ended     Year ended
Investor A Shares                                    03/31/01#        03/31/00#    03/31/99      03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                $  9.75          $ 10.30      $ 10.26      $  9.79          $ 9.77
Net investment income                                  0.46             0.45         0.44         0.47            0.47
Net realized and unrealized gain/(loss) on
 investments                                           0.54            (0.55)        0.06         0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                            1.00            (0.10)        0.50         0.94            0.49
Distributions:
Dividends from net investment income                  (0.46)           (0.45)       (0.46)       (0.47)          (0.47)
Distributions from net realized capital gains            --               --           --        (0.00)##           --
Total dividends and distributions                    (0.46)           (0.45)       (0.46)       (0.47)          (0.47)
Net asset value, end of period                      $ 10.29          $  9.75      $ 10.30      $ 10.26          $ 9.79
Total return++                                       10.52%           (0.95)%       4.92%        9.82%           5.12%
==================================================== =======          =======      =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,057           $  906       $1,060       $1,517          $  811
Ratio of operating expenses to average net assets     0.85%(a)         0.83%(a)     0.80%        0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                                4.62%            4.56%        4.42%        4.59%           4.79%
Portfolio turnover rate                                  8%              71%           3%           9%             30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.24%            1.53%        1.43%        1.19%           1.20%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations South Carolina Municipal
Bond Fund                                             For a Share outstanding throughout each period

                                                   Year ended       Year ended   Year ended   Year ended    Year ended
Investor B Shares                                   03/31/01#        03/31/00#    03/31/99     03/31/98      03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.75           $ 10.30     $ 10.26     $  9.79          $ 9.77
Net investment income                                 0.39              0.38        0.39        0.40            0.42
Net realized and unrealized gain/(loss) on
 investments                                          0.55             (0.55)       0.04        0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                           0.94             (0.17)       0.43        0.87            0.44
Distributions:
Dividends from net investment income                 (0.39)            (0.38)      (0.39)      (0.40)          (0.42)
Distributions from net realized capital gains           --                --          --       (0.00)##           --
 Total dividends and distributions                   (0.39)            (0.38)      (0.39)      (0.40)          (0.42)
Net asset value, end of period                       10.30           $  9.75      $ 10.30    $ 10.26          $ 9.79
Total return++                                       9.80%            (1.65)%       4.25%      9.15%           4.54%
==================================================== =======          =======     =======     ========         =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $8,338            $8,974      $10,905    $10,394         $12,104
Ratio of operating expenses to average net assets    1.60%(a)          1.54%(a)     1.44%      1.42%(a)        1.35%(a)
Ratio of net investment income to average net
 assets                                               3.87%             3.85%        3.78%      3.97%           4.24%
Portfolio turnover rate                                 8%               71%           3%         9%             30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.99%             2.28%        2.18%      1.81%           1.75%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations South Carolina Municipal
Bond Fund                                           For a Share outstanding throughout each period

                                                    Year ended       Year ended   Year ended     Year ended       Year ended
Investor C Shares                                    03/31/01#        03/31/00#    03/31/99#      03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $ 9.75           $ 10.30        $ 10.26      $  9.79          $ 9.77
Net investment income                                 0.39              0.38           0.39         0.42            0.44
Net realized and unrealized gain/(loss) on
 investments                                          0.55             (0.55)          0.04         0.47            0.02
Net increase/(decrease) in net asset value from
 operations                                           0.94             (0.17)          0.43         0.89            0.46
Distributions:
Dividends from net investment income                 (0.39)            (0.38)         (0.39)       (0.42)          (0.44)
Distributions from net realized capital gains           --               --              --        (0.00)##           --
Total dividends and distributions                   (0.39)            (0.38)         (0.39)       (0.42)          (0.44)
Net asset value, end of period                       10.30           $  9.75        $ 10.30      $ 10.26          $ 9.79
Total return++                                       9.80%            (1.71)%         4.23%        9.29%           4.80%
==================================================== =======          =======        =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $   45           $   41         $   77       $   28          $  247
Ratio of operating expenses to average net assets     1.60%(a)         1.60%(a)       1.44%        1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                3.87%            3.79%          3.78%        4.06%           4.49%
Portfolio turnover rate                                  8%              71%             3%           9%             30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.99%            2.28%          2.18%        1.72%           1.50%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Intermediate
Municipal Bond Fund                                   For a Share outstanding throughout each period

                                                   Year ended       Year ended    Year ended   Year ended       Year ended
Investor A Shares                                   03/31/01#        03/31/00#     03/31/99     03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $  9.91          $ 10.46        $ 10.40      $ 10.08          $ 10.09
Net investment income                                  0.45             0.44           0.45         0.45             0.44
Net realized and unrealized gain/(loss) on
 investments                                           0.44            (0.54)          0.06         0.32            (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.89            (0.10)          0.51         0.77             0.43
Distributions:
Dividends from net investment income                  (0.45)           (0.44)         (0.45)       (0.45)           (0.44)
Distributions from net realized capital gains            --            (0.01)            --           --               --
Total dividends and distributions                    (0.45)           (0.45)         (0.45)       (0.45)           (0.44)
Net asset value, end of period                      $ 10.35          $  9.91        $ 10.46      $ 10.40          $ 10.08
Total return++                                        9.25%           (0.90)%         4.97%        7.77%            4.33%
==================================================== =======          =======        =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $7,944           $7,810         $9,242       $8,061           $6,840
Ratio of operating expenses to average net assets     0.75%(a)         0.73%(a)       0.70%        0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                4.52%            4.39%          4.28%        4.38%            4.35%
Portfolio turnover rate                                 10%              49%            22%          38%              28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.09%            1.19%          1.10%        1.04%            1.13%


+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Intermediate
Municipal Bond Fund                                For a Share outstanding throughout each period

                                                   Year ended       Year ended   Year ended   Year ended      Year ended
Investor B Shares                                   03/31/01#        03/31/00#    03/31/99     03/31/98        03/31/97
Operating performance:
Net asset value, beginning of period                $  9.91          $ 10.46     $ 10.40      $ 10.08          $ 10.09
Net investment income                                  0.38             0.38        0.38         0.40             0.41
Net realized and unrealized gain/(loss) on
 investments                                           0.44            (0.54)       0.06         0.32            (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.82            (0.16)       0.44         0.72             0.40
Distributions:
Dividends from net investment income                  (0.38)           (0.38)      (0.38)       (0.40)           (0.41)
Distributions from net realized capital gains            --            (0.01)         --           --               --
Total dividends and distributions                    (0.38)           (0.39)      (0.38)       (0.40)           (0.41)
Net asset value, end of period                      $ 10.35          $  9.91     $ 10.46      $ 10.40          $ 10.08
Total return++                                        8.44%           (1.58)%      4.34%        7.24%            4.02%
==================================================== =======          =======     =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,448           $1,783      $3,007       $2,924           $3,050
Ratio of operating expenses to average net assets     1.50%(a)         1.41%(a)    1.30%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.77%            3.71%       3.68%        3.88%            4.05%
Portfolio turnover rate                                 10%              49%         22%          38%              28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.84%            1.94%       1.85%        1.54%            1.43%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Intermediate
Municipal Bond Fund                                For a Share outstanding throughout each period

                                                   Year ended       Year ended   Year ended     Year ended       Year ended
Investor C Shares                                   03/31/01#        03/31/00#    03/31/99       03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                $  9.87          $ 10.45      $ 10.40      $ 10.08          $ 10.09
Net investment income                                  0.42             0.39         0.39         0.40             0.42
Net realized and unrealized gain/(loss) on
 investments                                           0.40            (0.57)        0.05         0.32            (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.82            (0.18)        0.44         0.72             0.41
Distributions:
Dividends from net investment income                  (0.38)           (0.39)       (0.39)       (0.40)           (0.42)
Distributions from net realized capital gains            --            (0.01)          --           --               --
Total dividends and distributions                    (0.38)           (0.40)       (0.39)       (0.40)           (0.42)
Net asset value, end of period                      $ 10.31          $  9.87      $ 10.45      $ 10.40          $ 10.08
Total return++                                        8.46%           (1.96)%       4.28%        7.29%            4.08%
==================================================== =======          =======      =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $    3           $    3       $   33       $    3           $    2
Ratio of operating expenses to average net assets     1.50%(a)         1.50%(a)     1.11%        1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.77%            3.62%        3.87%        3.88%            4.05%
Portfolio turnover rate                                 10%              49%          22%          38%              28%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.84%            1.94%        1.85%        1.54%            1.43%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Municipal
Bond Fund                                             For a Share outstanding throughout each period

                                                   Year ended     Year ended   Year ended   Year ended   Year ended
Investor A Shares                                   03/31/01       03/31/00#    03/31/99#    03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.68         $ 10.30      $ 10.22      $  9.70      $ 9.68
Net investment income                                   0.46            0.43         0.43         0.46        0.46
Net realized and unrealized gain/(loss) on
 investments                                            0.56           (0.62)        0.11         0.52        0.02
Net increase/(decrease) in net asset value from
 operations                                             1.02           (0.19)        0.54         0.98        0.48
Distributions:
Dividends from net investment income                   (0.46)          (0.43)       (0.46)       (0.46)      (0.46)
Net asset value, end of period                       $ 10.24         $  9.68      $ 10.30      $ 10.22      $ 9.70
Total return++                                        10.82%         ( 1.59)%       5.32%       10.23%       5.02%
====================================================  =======         =======      =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,706          $1,357       $  484       $1,440      $1,018
Ratio of operating expenses to average net assets      0.85%(a)        0.83%        0.80%        0.80%       0.80%
Ratio of net investment income to average net
 assets                                                 4.67%           4.60%        4.41%        4.54%       4.71%
Portfolio turnover rate                                   9%             34%          40%          19%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.82%           2.39%        1.80%        1.40%       1.44%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Municipal
Bond Fund                                             For a Share outstanding throughout each period

                                                     Year ended     Year ended   Year ended   Year ended   Year ended
Investor B Shares                                     03/31/01       03/31/00#    03/31/99     03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $  9.68         $ 10.30      $ 10.22      $  9.70      $ 9.68
Net investment income                                   0.39            0.38         0.39         0.40        0.40
Net realized and unrealized gain/(loss) on
 investments                                            0.56           (0.62)        0.08         0.52        0.02
Net increase/(decrease) in net asset value from
 operations                                             0.95           (0.24)        0.47         0.92        0.42
Distributions:
Dividends from net investment income                   (0.39)          (0.38)       (0.39)       (0.40)      (0.40)
Net asset value, end of period                       $ 10.24         $  9.68      $ 10.30      $ 10.22      $ 9.70
Total return++                                        10.00%          (2.28)%       4.64%        9.56%       4.45%
====================================================  =======         =======      =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $3,720          $4,001       $4,718       $4,915      $5,319
Ratio of operating expenses to average net assets      1.60%(a)        1.54%        1.45%        1.42%       1.35%
Ratio of net investment income to average net
 assets                                                 3.92%           3.89%        3.76%        3.92%       4.16%
Portfolio turnover rate                                   9%             34%          40%          19%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.57%           3.14%        2.55%        2.02%       1.99%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Tennessee Municipal
Bond Fund                                             For a Share outstanding throughout each period

                                                      Year ended     Year ended   Year ended   Year ended   Year ended
Investor C Shares                                      03/31/01       03/31/00#    03/31/99#    03/31/98#    03/31/97
Operating performance:
Net asset value, beginning of period                  $  9.68         $ 10.30      $ 10.22      $  9.70      $ 9.68
Net investment income                                    0.39            0.36         0.38         0.40        0.43
Net realized and unrealized gain/(loss) on
 investments                                             0.56           (0.62)        0.09         0.52        0.02
Net increase/(decrease) in net asset value resulting
 from operations                                         0.95           (0.26)        0.47         0.92        0.45
Distributions:
Dividends from net investment income                    (0.39)          (0.36)       (0.39)       (0.40)      (0.43)
Net asset value, end of period                        $ 10.24         $  9.68      $ 10.30      $ 10.22      $ 9.70
Total return++                                         10.00%          (2.35)%       4.62%        9.65%       4.71%
=====================================================  =======         =======      =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $  163          $  143       $   68       $   42      $   38
Ratio of operating expenses to average net assets       1.60%(a)        1.60%        1.46%        1.33%       1.10%
Ratio of net investment income to average net
 assets                                                  3.92%           3.83%        3.75%        4.01%       4.41%
Portfolio turnover rate                                    9%             34%          40%          19%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.57%           3.14%        2.55%        1.93%       1.74%

+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Intermediate
Municipal Bond Fund                                 For a Share outstanding throughout each period

                                                     Year ended       Year ended     Year ended   Year ended   Year ended
Investor A Shares                                     03/31/01         03/31/00       03/31/99     03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.00          $ 10.48         $ 10.50      $ 10.18      $ 10.21
Net investment income                                   0.48             0.47            0.47         0.47         0.45
Net realized and unrealized gain/(loss) on
 investments                                            0.35            (0.48)           0.02         0.32        (0.03)
Net increase/(decrease) in net asset value from
 operations                                             0.83            (0.01)           0.49         0.79         0.42
Distributions:
Dividends from net investment income                   (0.48)           (0.47)          (0.47)       (0.47)       (0.45)
Distributions from net realized capital gains             --            (0.00)#         (0.04)          --           --
Total dividends and distributions                     (0.48)           (0.47)          (0.51)       (0.47)       (0.45)
Net asset value, end of period                       $ 10.35          $ 10.00         $ 10.48      $ 10.50      $ 10.18
Total return++                                         8.52%           (0.06)%          4.77%        7.87%        4.17%
====================================================  =======          =======         =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $4,346           $6,075          $6,909       $2,666       $  909
Ratio of operating expenses to average net assets      0.75%(a)         0.73%(a)        0.70%        0.70%        0.70%
Ratio of net investment income to average net
 assets                                                 4.75%            4.61%           4.46%        4.54%        4.39%
Portfolio turnover rate                                   6%              33%             22%          19%          34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.95%            0.97%           0.93%        0.95%        1.04%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Intermediate
Municipal Bond Fund                                 For a Share outstanding throughout each period

                                                  Year ended       Year ended     Year ended   Year ended   Year ended
Investor B Shares                                  03/31/01         03/31/00       03/31/99     03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.00          $ 10.48        $ 10.50      $ 10.18      $ 10.21
Net investment income                                   0.40             0.40           0.41         0.42         0.42
Net realized and unrealized gain/(loss) on
 investments                                            0.35            (0.48)          0.02         0.32        (0.03)
Net increase/(decrease) in net asset value from
 operations                                             0.75            (0.08)          0.43         0.74         0.39
Distributions:
Dividends from net investment income                   (0.40)           (0.40)         (0.41)       (0.42)       (0.42)
Distributions from net realized capital gains            --             (0.00)#        (0.04)          --           --
Total dividends and distributions                     (0.40)           (0.40)         (0.45)       (0.42)       (0.42)
Net asset value, end of period                       $ 10.35          $ 10.00        $ 10.48      $ 10.50      $ 10.18
Total return++                                         7.71%           (0.74)%         4.15%        7.34%        3.87%
====================================================  =======          =======        =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,145           $2,005         $2,137       $2,184       $2,182
Ratio of operating expenses to average net assets      1.50%(a)         1.42%(a)       1.30%        1.20%        1.00%
Ratio of net investment income to average net
 assets                                                 4.00%            3.92%          3.86%        4.04%        4.09%
Portfolio turnover rate                                   6%              33%            22%          19%          34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.70%            1.72%          1.68%        1.45%        1.34%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Intermediate
Municipal Bond Fund                                   For a Share outstanding throughout each period


                                                      Year ended       Year ended     Year ended   Year ended   Year ended
Investor C Shares                                      03/31/01         03/31/00       03/31/99#    03/31/98     03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.00          $ 10.48         $ 10.50      $ 10.18      $ 10.21
Net investment income                                   0.40             0.38            0.40         0.42         0.42
Net realized and unrealized gain/(loss) on
 investments                                            0.35            (0.48)           0.02         0.32        (0.03)
Net increase/(decrease) in net asset value from
 operations                                             0.75            (0.10)           0.42         0.74         0.39
Distributions:
Dividends from net investment income                   (0.40)           (0.38)          (0.40)       (0.42)       (0.42)
Distributions from net realized capital gains             --            (0.00)##        (0.04)          --           --
Total dividends and distributions                     (0.40)           (0.38)          (0.44)       (0.42)       (0.42)
Net asset value, end of period                       $ 10.35          $ 10.00         $ 10.48      $ 10.50      $ 10.18
Total return++                                         7.69%           (0.86)%          4.14%        7.34%        3.87%
====================================================  =======          =======         =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $    3           $    3          $    3       $  293       $  591
Ratio of operating expenses to average net assets      1.50%(a)         1.50%(a)        1.33%        1.20%        1.00%
Ratio of net investment income to average net
 assets                                                 4.00%            3.84%           3.83%        4.04%        4.09%
Portfolio turnover rate                                   6%              33%             22%          19%          34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.70%            1.72%           1.68%        1.45%        1.34%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Municipal Bond
Fund                                                 For a Share outstanding throughout each period

                                                  Year ended       Year ended    Year ended     Year ended       Year ended
Investor A Shares                                  03/31/01         03/31/00#     03/31/99       03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                $  9.56          $ 10.11         $ 10.04      $  9.48          $ 9.49
Net investment income                                  0.47             0.45            0.44         0.46            0.46
Net realized and unrealized gain/(loss) on
 investments                                           0.50            (0.55)           0.07         0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.97            (0.10)           0.51         1.02            0.45
Distributions:
Dividends from net investment income                  (0.47)           (0.45)          (0.44)       (0.46)          (0.46)
Net asset value, end of period                      $ 10.06          $  9.56         $ 10.11      $ 10.04          $ 9.48
Total return++                                       10.37%           (0.86)%          5.20%       10.90%           4.78%
==================================================== =======          =======         =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $  340           $  333          $  401       $  419           $  371
Ratio of operating expenses to average net assets     0.85%(a)         0.83%(a)        0.80%        0.80%(a)        0.80%(a)
Ratio of net investment income to average net
 assets                                                4.78%            4.72%           4.39%        4.63%           4.79%
Portfolio turnover rate                                 10%              39%             34%          33%             52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.62%            2.00%           1.50%        1.27%           1.23%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Municipal Bond
Fund                                                For a Share outstanding throughout each period

                                                   Year ended      Year ended   Year ended    Year ended     Year ended
Investor B Shares                                   03/31/01        03/31/00#    03/31/99      03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                $  9.56          $ 10.11      $ 10.04      $  9.48          $ 9.49
Net investment income                                  0.40             0.39         0.38         0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                           0.50            (0.55)        0.07         0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.90            (0.16)        0.45         0.95            0.39
Distributions:
Dividends from net investment income                  (0.40)           (0.39)       (0.38)       (0.39)          (0.40)
Net asset value, end of period                      $ 10.06          $  9.56      $ 10.11      $ 10.04          $ 9.48
Total return++                                        9.55%           (1.56)%       4.53%       10.23%           4.21%
==================================================== =======          =======      =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $5,142           $5,569       $6,828       $8,804         $10,090
Ratio of operating expenses to average net assets     1.60%(a)         1.54%(a)     1.45%        1.42%(a)        1.35%(a)
Ratio of net investment income to average net
 assets                                                4.03%            4.01%        3.74%        4.01%           4.24%
Portfolio turnover rate                                 10%              39%          34%          33%             52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.37%            2.75%        2.25%        1.89%           1.78%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Texas Municipal Bond
Fund                                                 For a Share outstanding throughout each period


                                                   Year ended      Year ended   Year ended     Year ended       Year ended
Investor C Shares                                   03/31/01        03/31/00#    03/31/99       03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                $  9.56          $ 10.11       $ 10.04      $  9.48          $ 9.49
Net investment income                                  0.40             0.38          0.38         0.40            0.43
Net realized and unrealized gain/(loss) on
 investments                                           0.50            (0.55)         0.07         0.56           (0.01)
Net increase/(decrease) in net asset value from
 operations                                            0.90            (0.17)         0.45         0.96            0.42
Distributions:
Dividends from net investment income                  (0.40)           (0.38)        (0.38)       (0.40)          (0.43)
Net asset value, end of period                      $ 10.06          $  9.56       $ 10.11      $ 10.04          $ 9.48
Total return++                                        9.55            (1.62)%        4.51%       10.31%           4.47%
==================================================== =======          =======       =======      =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $   91           $   84        $   84       $   80           $   73
Ratio of operating expenses to average net assets     1.60%(a)         1.60%(a)      1.46%        1.33%(a)        1.10%(a)
Ratio of net investment income to average net
 assets                                                4.03%            3.95%         3.73%        4.10%           4.49%
Portfolio turnover rate                                 10%              39%           34%          33%             52%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.37%            2.75%         2.25%        1.80%           1.53%

+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Virginia Intermediate
Municipal Bond Fund                                  For a Share outstanding throughout each period

                                                    Year ended   Year ended    Year ended       Year ended       Year ended
Investor A Shares                                    03/31/01#    03/31/00#     03/31/99#        03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $ 10.51     $ 10.98       $ 10.92          $ 10.59          $ 10.69
Net investment income                                   0.48        0.47          0.47             0.49             0.49
Net realized and unrealized gain/(loss) on
 investments                                            0.41       (0.47)         0.07             0.33            (0.10)
Net increase/(decrease) in net asset value from
 operations                                             0.89        0.00          0.54             0.82             0.39
Distributions:
Dividends from net investment income                   (0.48)     (0.47)         (0.48)           (0.49)           (0.49)
Distributions from net realized capital gains             --      (0.00)##         --                --               --
Total dividends and distributions                     (0.48)     (0.47)         (0.48)           (0.49)           (0.49)
Net asset value, end of period                       $ 10.92    $ 10.51        $ 10.98          $ 10.92          $ 10.59
Total return++                                         8.65%      0.06%          5.00%            7.91%            3.71%
====================================================  =======     ========      =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $43,655    $46,663        $56,733          $54,080          $55,791
Ratio of operating expenses to average net assets      0.75%      0.73%(a)       0.70%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                 4.48%      4.43%          4.34%            4.57%            4.59%
Portfolio turnover rate                                   9%        23%             5%              21%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.95%      0.98%          0.95%            0.94%            0.94%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Virginia Intermediate
Municipal Bond Fund                              For a Share outstanding throughout each period

                                                   Year ended     Year ended        Year ended       Year ended       Year ended
Investor B Shares                                   03/31/01#      03/31/00#         03/31/99         03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period               $ 10.51       $ 10.98             $ 10.92          $ 10.59          $ 10.69
Net investment income                                  0.40         0.40                0.41             0.44             0.46
Net realized and unrealized gain/(loss) on
 investments                                           0.41        (0.47)               0.06             0.33            (0.10)
Net increase/(decrease) in net asset value from
 operations                                            0.81        (0.07)               0.47             0.77             0.36
Distributions:
Dividends from net investment income                  (0.40)       (0.40)              (0.41)           (0.44)           (0.46)
Distributions from net realized capital gains            --        (0.00)##              --                --               --
Total dividends and distributions                    (0.40)       (0.40)               (0.41)           (0.44)           (0.46)
Net asset value, end of period                      $ 10.92      $ 10.51             $ 10.98          $ 10.92          $ 10.59
Total return++                                        7.85%       (0.63)%               4.38%            7.37%            3.40%
==================================================== =======      =======           = =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $8,859       $9,073             $10,296           $9,643           $10,516
Ratio of operating expenses to average net assets     1.50%        1.41%(a)            1.30%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.73%        3.75%               3.74%            4.07%            4.29%
Portfolio turnover rate                                  9%          23%                  5%              21%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.70%        1.73%               1.70%            1.44%            1.24%


++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Virginia Intermediate
Municipal Bond Fund                                  For a Share outstanding throughout each period

                                                      Year ended   Year ended    Year ended       Year ended       Year ended
Investor C Shares                                      03/31/01#    03/31/00#     03/31/99#        03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                  $ 10.51      $ 10.98       $ 10.92          $ 10.59          $ 10.69
Net investment income                                    0.40         0.39          0.39             0.44             0.46
Net realized and unrealized gain/(loss) on
 investments                                             0.41        (0.47)         0.08             0.33            (0.10)
Net increase/(decrease) in net asset value from
 operations                                              0.81        (0.08)         0.47             0.77             0.36
Distributions:
Dividends from net investment income                    (0.40)       (0.39)        (0.41)           (0.44)           (0.46)
Distributions from net realized capital gains              --        (0.00)##         --               --               --
Total dividends and distributions                      (0.40)       (0.39)        (0.41)           (0.44)           (0.46)
Net asset value, end of period                        $ 10.92      $ 10.51       $ 10.98          $ 10.92          $ 10.59
Total return++                                          7.84%       (0.71)%        4.36%            7.37%            3.40%
====================================================== =======      =======       =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $  817       $  759        $1,100           $1,949           $6,463
Ratio of operating expenses to average net assets       1.50%        1.50%(a)      1.34%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net assets     3.73%        3.66%         3.70%            4.07%            4.29%
Portfolio turnover rate                                    9%          23%            5%              21%              20%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.70%        1.73%         1.70%            1.44%            1.24%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Virginia Municipal Bond
Fund                                                 For a Share outstanding throughout each period

                                                     Year ended     Year ended     Year ended     Year ended     Year ended
Investor A Shares                                     03/31/01#      03/31/00#      03/31/99#      03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                  $ 9.44         $ 9.99         $ 9.95         $ 9.40         $ 9.38
Net investment income                                   0.45           0.39           0.45           0.45           0.46
Net realized and unrealized gain/(loss) on
 investments                                            0.40          (0.55)          0.04           0.55           0.02
Net increase/(decrease) in net asset value from
 operations                                             0.85          (0.16)          0.49           1.00           0.48
Distributions:
Dividends from net investment income                   (0.47)         (0.39)         (0.45)         (0.45)         (0.46)
Net asset value, end of period                        $ 9.82         $ 9.44         $ 9.99         $ 9.95         $ 9.40
Total return++                                         9.20%          1.02%          4.98%         10.88%          5.23%
====================================================   =======        =======        =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,016         $  590         $  965         $1,222         $  726
Ratio of operating expenses to average net assets      0.85%          0.83%          0.80%          0.79%          0.80%
Ratio of net investment income to average net
 assets                                                 4.86%          4.64%          4.46%          4.66%          4.90%
Portfolio turnover rate                                  17%            21%            11%             9%            37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.32%          1.60%          1.36%          1.16%          1.18%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Virginia Municipal Bond
Fund                                                For a Share outstanding throughout each period

                                                     Year ended     Year ended     Year ended     Year ended     Year ended
Investor B Shares                                     03/31/01#      03/31/00#      03/31/99       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                    $ 9.45         $ 9.99        $ 9.95         $ 9.40         $ 9.38
Net investment income                                     0.39           0.38          0.38           0.39           0.41
Net realized and unrealized gain/(loss) on
 investments                                              0.38          (0.54)         0.04           0.55           0.02
Net increase/(decrease) in net asset value from
 operations                                               0.77          (0.16)         0.42           0.94           0.43
Distributions:
Dividends from net investment income                     (0.39)         (0.38)        (0.38)         (0.39)         (0.41)
Net asset value, end of period                          $ 9.83         $ 9.45        $ 9.99         $ 9.95         $ 9.40
Total return++                                           8.38%          1.61%         4.30%         10.21%          4.65%
====================================================    =======        =======       =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $10,570        $10,608       $13,499        $13,082        $13,972
Ratio of operating expenses to average net assets        1.60%          1.53%         1.45%          1.41%          1.35%
Ratio of net investment income to average net
 assets                                                   4.11%          3.94%         3.81%          4.04%          4.35%
Portfolio turnover rate                                    17%            21%           11%             9%            37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.07%          2.35%         2.11%          1.78%          1.73%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Virginia Municipal Bond
Fund                                                   For a Share outstanding throughout each period

                                                        Year ended     Year ended     Year ended     Year ended     Year ended
Investor C Shares                                        03/31/01#      03/31/00#      03/31/99       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of period                     $ 9.45         $ 9.99         $ 9.95         $ 9.40         $ 9.38
Net investment income                                      0.29           0.38           0.37           0.40           0.43
Net realized and unrealized gain/(loss) on
 investments                                               0.48          (0.54)          0.04           0.55           0.02
Net increase/(decrease) in net asset value from
 operations                                                0.77          (0.16)          0.41           0.95           0.45
Distributions:
Dividends from net investment income                      (0.39)         (0.38)         (0.37)         (0.40)         (0.43)
Net asset value, end of period                           $ 9.83         $ 9.45         $ 9.99         $ 9.95         $ 9.40
Total return++                                            8.35%          1.58%          4.21%         10.31%          4.92%
======================================================   =======        =======        =======        =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $   54         $    3         $    3         $    3         $   45
Ratio of operating expenses to average net assets         1.60%          1.60%          1.45%          1.32%          1.10%
Ratio of net investment income to average net assets       4.11%          3.87%          3.81%          4.13%          4.60%
Portfolio turnover rate                                     17%            21%            11%             9%            37%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.07%          2.35%          2.11%          1.69%          1.48%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]
          Terms used in this prospectus


 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 Commercial paper - a money market instrument issued by a large company.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.


 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.


 Duration - a measure used to estimate a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security issued by a foreign company or government.


 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.


 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.


 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.


 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P, or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.


 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.


 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principle.


 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indicies include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.


 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. It is not available for investment.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.


 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

[GRAPHIC]
         Where to find more information


 You'll find more information about the State Municipal Bond Funds in the following documents:


        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC]
        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
        Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645
                                                        [Nations Funds Logo]
[     ]

[GRAPHIC]




Prospectus
Primary A Shares
August 1, 2001

Domestic Stock Funds
Nations Convertible Securities Fund
Nations Asset Allocation Fund
Nations Equity Income Fund
Nations Classic Value Fund
Nations Value Fund
Nations Blue Chip Fund
Nations Strategic Growth Fund
Nations Marsico Growth & Income Fund
Nations Capital Growth Fund
Nations Aggressive Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations Small Company Fund
Nations Financial Services Fund


International Stock Funds
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund
Nations Emerging Markets Fund


Index Funds
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund


Government & Corporate Bond Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund


Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

An overview of the Funds
--------------------------------------------------------------------------------



[GRAPHIC]



             Terms used in this prospectus




             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]



               You'll find Terms used
               in this prospectus on
               page 179.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about five types of Nations Funds -- Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Funds
     Each type of Fund has a different investment focus:

  o Domestic Stock Funds invest primarily in equity securities of U.S. companies

  o International Stock Funds invest primarily in equity securities of companies outside the United States

  o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they are all intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number and weighting of its holdings from those of the index to try to provide higher returns.

  o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities


 The Funds also have different risk/return characteristics because they invest in different kinds of securities.


 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.


 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.


 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

     Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 The Government & Corporate and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals


 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.


 The Government & Corporate and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.


     For more information
 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]


             Banc of America Advisors, LLC


             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]


               You'll find more about
               BAALLC and the sub-advisers
               starting on page 138.


[GRAPHIC]



About the Funds
Nations Convertible Securities Fund                                   7
Sub-adviser: Banc of America Capital Management, LLC.
-----------------------------------------------------------------------
Nations Asset Allocation Fund                                        11
Sub-advisers: Banc of America Capital Management, LLC and Chicago
Equity Partners, LLC
-----------------------------------------------------------------------
Nations Equity Income Fund                                           15
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Classic Value Fund                                           19
Sub-asviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations Value Fund                                                   22
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Blue Chip Fund                                               25
Sub-adviser: Chicago Equity Partners, LLC
-----------------------------------------------------------------------
Nations Strategic Growth Fund                                        29
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico Growth & Income Fund                                 33
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Capital Growth Fund                                          37
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Aggressive Growth Fund                                       41
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico Focused Equities Fund                                45
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations MidCap Growth Fund                                           49
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico 21st Century Fund                                    53
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Small Company Fund                                           56
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Financial Services Fund                                      60
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------


Nations Global Value Fund                                          63
Sub-adviser: Brandes Investment Partners, L.P.
---------------------------------------------------------------------
Nations International Value Fund                                   66
Sub-adviser: Brandes Investment Partners, L.P.
---------------------------------------------------------------------
Nations International Equity Fund                                  70
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management, LLC
---------------------------------------------------------------------
Nations Marsico International Opportunities Fund                   74
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------------------------
Nations Emerging Markets Fund                                      77
Sub-adviser: Gartmore Global Partners
---------------------------------------------------------------------
Nations LargeCap Index Fund                                        81
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations MidCap Index Fund                                          85
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations SmallCap Index Fund                                        89
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Managed Index Fund                                         93
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Short-Term Income Fund                                     97
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Short-Intermediate Government Fund                        101
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Government Securities Fund                                105
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Intermediate Bond Fund                                    109
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Bond Fund                                                 113
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations Strategic Income Fund                                     117
Sub-adviser: Banc of America Capital Management, LLC
---------------------------------------------------------------------
Nations High Yield Bond Fund                                      121
Sub-adviser: MacKay Shields LLC
---------------------------------------------------------------------


Nations Short-Term Municipal Income Fund                        124
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                        128
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Nations Municipal Income Fund                                   132
Sub-adviser: Banc of America Capital Management, LLC
-------------------------------------------------------------------
Other important information                                     136
-------------------------------------------------------------------
How the Funds are managed                                       138

[GRAPHIC]



    About your investment
Information for investors
  Buying, selling and exchanging shares                         153
  Distributions and taxes                                       156
-------------------------------------------------------------------
Financial highlights                                            159
-------------------------------------------------------------------
Terms used in this prospectus                                   180
-------------------------------------------------------------------
Where to find more information                           back cover

[GRAPHIC]



             About the sub-adviser




             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What are convertible securities?




             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.


             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund


[GRAPHIC]



        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.


 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.


 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.


 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics


 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Convertible Securities Fund has the following risks:

     o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]



        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]





38.24%    21.34%    22.71%    -5.85%    24.11%    19.45%     21.96%    6.58%     26.76%    14.86%
1991      1992      1993      1994      1995      1996      1997      1998      1999      2000

              *Year-to-date return as of June 30, 2001: -- %

        Best and worst quarterly returns during this period


  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.


                                         1 year     5 years    10 years   Since inception*
        Investor A Shares              14.86%     17.72%      18.45%     16.22%
        CSFB Convertible Securities In -7.83%     13.21%      14.72%          %

     * The inception date of Investor A Shares is September 25, 1987. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]



             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund




        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                               ----
        Total annual Fund operating expenses                   1.00%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]



             About the sub-advisers




             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.


[GRAPHIC]



               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 140.

[GRAPHIC]



             What is an asset
             allocation fund?



             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.


             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.


             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund


[GRAPHIC]



        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC]



        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.


 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes, however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2,000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]


26.90%    15.66%    21.38%    21.09%    11.11%    -0.75%
1995      1996      1997      1998      1999      2000


              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period




  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                       Since
                           1 year       5 years      inception*
  Investor A Shares      -0.75%       13.39%        13.05%
  S&P 500                -9.10%       18.33%            %

        *The inception date of Investor A Shares is January 18, 1994. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.35%
                                                                  ----
        Total annual Fund operating expenses                      1.00%
                                                                  ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

     o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             Why invest in an equity income fund?



             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

     Nations Equity Income Fund


[GRAPHIC]



        Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.


 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow


  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Equity Income Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAALLC and its affiliates are entitled to receive fees from the Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]



10.20%    12.66%    -0.99%    27.60%    19.93%    26.13%    3.73%     2.90%     -10.77%
1992      1993      1994      1995      1996      1997      1998      1999      2000


              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period



  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                     Since
                          1 year       5 years     inception*
  Primary A Shares      -10.77%        7.57%      10.28%
  S&P 500                -9.10%       18.33%          %

        *The inception date of Primary A Shares is April 11, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.31%
                                                                  ----
        Total annual Fund operating expenses                      0.96%
                                                                  ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o  you reinvest all dividends and distributions in the Fund

      o  your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

[GRAPHIC]



             About the sub-adviser




             BAALLC is the Fund's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' LargeCap Investment Committee makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               Brandes on page 13.

[GRAPHIC]



             What is the Graham and Dodd approach to investing?



             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term
              -- or intrinsic -- value of a company based on measurable data.


             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Classic Value Fund


[GRAPHIC]



        Investment objective

        The Fund seeks growth of capital by investing in companies believed to be undervalued.



[GRAPHIC]



        Principal investment strategies

      The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium sized companies. The Fund generally holds 40 to 75 securities which include common stocks, preferred stock and convertible securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 10 and in the SAI.

[GRAPHIC]



             Limits on investments




             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


      o The Fund will normally invest no more than 5% of its assets in a single security.

      o It may not invest more than the higher of:

      o 20% of its assets in a single industry, or

      o 150% of the weighting of a single industry in the S&P 500 (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).


[GRAPHIC]



        Risks and other things to consider

        Nations Classic Value Fund has the following risks:

      o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.


      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.


        If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 137.



[GRAPHIC]





             For information about the performance of other stock funds managed by Brandes, see How the Funds are managed.


[GRAPHIC]



        A look at the Fund's performance

        Because the Fund commenced operations on April 16, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]


             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                             Primary A
(Fees paid directly from your investment)                                     Shares
        Maximum sales charge (load) imposed on purchases, as a %
        of offering price                                                      none
        Maximum deferred sales charge (load), as a % of net asset value        none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                        0.65%
        Other expenses(1)                                                      0.48%
                                                                               ----
        Total annual Fund operating expenses2                                  1.13%
                                                                               ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed existing expense limitations.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 year     3 years
  Primary A Shares           $115       $359

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is value investing?




             Value investing means looking
             for "undervalued" companies --
             quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.


             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC]



        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market


 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing
               in this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]


        Risks and other things to consider

        Nations Value Fund has the following risks:

      o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.



[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]


        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]


25.86%    7.30%     16.36%    -2.99%    36.09%    21.12%    26.66%    17.34%    1.25%     3.94%
1991      1992      1993      1994      1995      1996      1997      1998      1999      2000

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period


  Best: :         %
  Worst: :        %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization and is not available for investment.

                                      1 year       5 years      10 years     Since inception*
  Primary A Shares                  3.94%        13.63%        14.67%       13.32%
  S&P/BARRA Value Index             6.08%        16.81%        16.88%

        * The inception date of Primary A Shares is       . The return for the
        index shown is from inception of Primary A Shares.



[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.29%
                                                                  ----
        Total annual Fund operating expenses                      0.94%
                                                                  ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BAALLC is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]



               You'll find more about
               Chicago Equity on
               page 144.

[GRAPHIC]



             Why invest in Nations Blue Chip Fund?



             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund


[GRAPHIC]



        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.



[GRAPHIC]



        Principal investment strategies

         The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.


 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow


 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.


 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

     o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]




             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC]


        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]



35.78%    23.76%    32.70%    27.86%    21.16%    -9.28%
1995      1996      1997      1998      1999      2000
              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period

  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                       Since
                           1 year       5 years      inception*
  Investor A Shares      -9.28%       18.21%        17.93%
  S&P 500                -9.10%       18.33%             %

        *The inception date of Investor A Shares is January 13, 1994. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.65%
        Other expenses                                          0.31%
                                                                ----
        Total annual Fund operating expenses                    0.96%
                                                                ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             Minimizing taxes




             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]



        Investment objective

         The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing
               in this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]



        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that are believed have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]


28.08%    -12.52%
1999      2000

              *Year-to-date return as of June 30, 2001:    %




        Best and worst quarterly returns during this period


  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                               Since
                                1 year       inception*
  Primary A Shares            -12.52%       17.74%
  S&P 500                      -9.10%            %

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.94%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]



               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 142.

[GRAPHIC]



             Why invest in a growth and income fund?



             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.



[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.


 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.


 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.
[GRAPHIC]



38.22%    52.48%    -15.23%
1998      1999      2000

              *Year-to-date return as of June 30, 2001:   %


        Best and worst quarterly returns during this period


  Best:     :      %
  Worst:     :     %


        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                         Since
                          1 year       inception*
  Primary A Shares      -15.23%       21.34%
  S&P 500                -9.10%            %

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.35%
                                                                ----
        Total annual Fund operating expenses                    1.10%
                                                                ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $112       $350        $606        $1,340

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is a growth fund?




             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

     Nations Capital Growth Fund


[GRAPHIC]



        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500

     o established operating histories, strong balance sheets and favorable financial performance

     o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]




7.85%     -1.24%    28.72%    18.61%    30.52%    30.14%    23.93%    -11.97%
1993      1994      1995      1996      1997      1998      1999      2000
              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period




  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                       Since
                          1 year        5 years      inception*
  Primary A Shares      -11.97%       17.06%        15.35%
  S&P 500                -9.10%       18.33%             %

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]



             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.29%
                                                                  ----
        Total annual Fund operating expenses                      0.94%
                                                                  ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is a growth fund?




             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund


[GRAPHIC]



        Investment objective

        The Fund seeks capital appreciation.


[GRAPHIC]



        Principal investment strategies

         The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.


 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.


 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities


 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when if forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Prior to April 17, 2000, this
             Fund had a different investment objective and principal investment strategies.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.
[GRAPHIC]



29.81%    -6.35%    27.53%    22.08%    29.92%    25.83%    9.11%     -26.25%
1993      1994      1995      1996      1997      1998      1999      2000

              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period


  Best: :         %
  Worst: :        %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the S&P 500 is considered a more appropriate comparison.

                                                                      Since
                                         1 year        5 years      inception*
  Primary A Shares                     -26.25%         9.94%       15.63%
  S&P 500                               -9.10%        18.33%            %
  Russell 1000 Growth Index                 %              %            %

        *The inception date of Primary A Shares is October 1, 1992. The returns for the indices shown are from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.35%
                                                                  ----
        Total annual Fund operating expenses                      1.00%
                                                                  ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]



               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 142.

[GRAPHIC]



             What is a focused fund?




             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term growth of capital.


[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities

        Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.


 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.




[GRAPHIC]



        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies,which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.



[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[GRAPHIC]


49.64%    53.43%    -17.09%
1998      1999      2000

              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period


  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.


                                             Since
                              1 year       inception*
  Primary A Shares            -17.09%       23.94%
  S&P 500                      -9.10%            %

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from inception of Primary A Shares.



[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                          0.75%
        Other expenses                                           0.34%
                                                                 ----
        Total annual Fund operating expenses                     1.09%
                                                                 ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $111       $347        $601        $1,329

[GRAPHIC]



             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is an emerging growth fund?

             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.


             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund


[GRAPHIC]



        Investment objective

        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.


 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1993    1994    1995    1996    1997    1998    1999    2000
        12.00%  0.65%   30.00%  18.63%  20.66%  3.47%   43.89%  14.76%


              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period



  Best:    :               %
  Worst:    :              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                    Since
                        1 year       5 years      inception*
  Primary A Shares     14.76%        19.58%        17.62%
  S&P MidCap 400       17.51%        20.41%             %

        *The inception date of Primary A Shares is December 4, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.33%
                                                               ----
        Total annual Fund operating expenses                   0.98%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $100       $312        $542        $1,201

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]



               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 142.

[GRAPHIC]



             What is a multi-cap fund?




             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

 Nations Marsico 21st Century Fund

[GRAPHIC]



        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


[GRAPHIC]



        Risks and other things to consider

        Nations Marsico 21st Century Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]



        A look at the Fund's performance

        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.




[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.60%
                                                                ----
        Total annual Fund operating expenses                    1.35%
                                                                ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $137       $428        $739        $1,624

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             Why invest in a small company fund?



             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.


             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities.


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Small Company Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

            1996            1997            1998            1999            2000
           20.59%          19.84%          1.53%           54.88%         -1.60%

              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period



  Best:    :               %
  Worst:    :              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

                                                     Since
                        1 year        5 years      inception*
  Primary A Shares       -1.60%       17.47%        16.98%
  Russell 2000           -3.02%       10.31%             %

        *The inception date of Primary A Shares is December 12, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%
        Other expenses                                           0.30%
                                                               ------
        Total annual Fund operating expenses                     1.50%
        Fee waivers and/or reimbursements                       (0.05)%
                                                               ------
        Total net expenses(2)                                    1.15%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $117       $376        $655        $1,450

[GRAPHIC]



             About the sub-adviser




             BAALLC is the Fund's investment adviser, and Banc of America Capital Management, LLC (BACAP) is its sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 14.

[GRAPHIC]



             What does a financial services fund invest in?



             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund


[GRAPHIC]



        Investment objective

        The Fund seeks growth of capital.


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities and convertible securities of companies that are principally engaged in the banking or financial services industries. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when its reasonably valued.


 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

  o are increasing their revenues along with their earnings

  o can grow their revenues and earnings in a variety of interest rate environments

  o have both marketing expertise and superior technology

  o appear to be positioned for a merger


 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 11 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Financial Services Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.


     o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Banking and financial services industries risks - The Fund will invest in banks and financial services companies and will be subject to the risks affecting the banking and financial services industries generally. Legislative and regulatory developments may significantly affect these industries and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of banks and financial services companies, and a corresponding impact upon the value of the Fund's investments.

     o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 137.

[GRAPHIC]



        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.



[GRAPHIC]





             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                            Primary A
(Fees paid directly from your investment)                                    Shares
        Maximum sales charge (load) imposed on purchases, as a %
        of offering price                                                  none
        Maximum deferred sales charge (load),as a % of net asset value     none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                    0.75%
        Other expenses(1)                                                  0.55%
                                                                           ----
        Total annual Fund operating expenses(2)                            1.30%
                                                                           ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed the existing expense limitation.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 year     3 years
  Primary A Shares           $132       $412

[GRAPHIC]



             About the sub-adviser




             BAALLC is the Fund's investment adviser, and Brandes is its sub-adviser. Brandes' LargeCap Investment Committee makes the day-to-day investment decisions for the Fund.
[GRAPHIC]



               You'll find more about
               Brandes on page 13.

[GRAPHIC]



             What is the Graham and Dodd approach to investing?



             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.


             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Global Value Fund

[GRAPHIC]



        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries including the United States at any one time.

 The Fund primarily invests in common stocks, preferred stocks, convertible securities and depositary receipts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 10 and in the SAI.

[GRAPHIC]



             Limits on investments




             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


              o The Fund will normally invest no more than 5% of its assets in a single security.


              o It may not invest more than the higher of:

                     o 20% of its assets in a single country or industry, or
                     o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


[GRAPHIC]



        Risks and other things to consider

        Nations Global Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 137.

[GRAPHIC]





             For information about the performance of other global stock funds managed by Brandes, see How the Funds are managed.


[GRAPHIC]



        A look at the Fund's performance

        Because the Fund commenced operations on April 16, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.







[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                      Primary A
(Fees paid directly from your investment)                              Shares
        Maximum sales charge (load) imposed on purchases, as a %
        of offering price                                            none
        Maximum deferred sales charge, as a % of net asset value     none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                              0.90%
        Other expenses(1)                                            0.50%
                                                                     ----
        Total annual Fund operating expenses(2)                      1.40%
                                                                     ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed existing expense limitations.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years
  Primary A Shares

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BAALLC is the Master Portfolio's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]



               You'll find more about
               Brandes on page 145.

[GRAPHIC]



             What is the Graham and Dodd
             approach to investing?



             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC]



        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.


 The Master Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


              o The Fund will normally invest no more than 5% of its assets in a single security.

              o It may not invest more than the higher of:
                        o 20% of its assets in a single country or industry, or
                        o 150% of the weighting of a single country or industry
                          in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.


[GRAPHIC]



        Risks and other things to consider

        Nations International Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.

[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

            1996            1997            1998            1999            2000
           15.35%          21.01%          11.60%          52.65%          3.20%


              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period




  Best:    :             %
  Worst:    :            %


        Average annual total return as of December 31, 2000
        The table shows the Fund's annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                  Since
                       1 year       5 years       inception*
  Primary A Shares       3.20%      19.67%          19.50%
  MSCI EAFE Index       -14.17%      7.13%                %

        *The inception date of Primary A Shares is December 27, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                 Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.90%
        Other expenses                                          0.33%
                                                                ----
        Total annual Fund operating expenses                    1.23%
        Total net expenses(3)                                   1.23%
                                                                ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 year     3 years     5 years     10 years
  Primary A Shares     $125       $390        $676        $1,489

[GRAPHIC]



             About the sub-advisers




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management LLC (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.



[GRAPHIC]



               You'll find more about
               Gartmore on page 146, and
               INVESCO and Putnam
               starting on page 148.



[GRAPHIC]



             Why invest in an
             international stock fund?



             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

 Nations International Equity Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.


 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations International Equity Fund has the following risks:

     o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


        1992    1993    1994    1995    1996    1997    1998    1999    2000
       -8.57%   27.21%  2.60%   8.45%   8.47%   1.27%   16.46%  39.49% -15.13%



              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period



  Best:    :               %
  Worst:   :              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                       Since
                          1 year        5 years      inception*
  Primary A Shares      -15.13%        8.66%        8.18%
  MSCI EAFE Index       -14.17%        7.13%            %

        *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                          0.80%
        Other expenses                                           0.35%
                                                                 ----
        Total annual Fund operating expenses                     1.15%
                                                                 ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $          $           $           $

[GRAPHIC]



             About the sub-adviser




             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]



               You'll find more about
               Marsico Capital and James Gendelman on page 142.

[GRAPHIC]



             What is an international fund?




             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term growth of capital.


[GRAPHIC]



        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o well positioned to take advantage of the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on page
               136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Marsico International Opportunities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]



        A look at the Fund's performance

        Because the Fund commenced operations on August 1, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.




[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)(1)
        Management fees                                         0.80%
        Other expenses(2)                                       5.46%
                                                                ----
        Total annual Fund operating expenses                    6.26%
                                                                ====

        (1)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        (2)Other expenses are based on estimates for the current fiscal year.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $153       $1,432      $2,680      $5,663

[GRAPHIC]



             About the sub-adviser




             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               Gartmore on page 146.

[GRAPHIC]



             What's an emerging market?




             This Fund considers a country to
             be an emerging market if:

     o the International Finance Corporation has defined it as an emerging market,

     o it has a low-to-middle income economy according to the World Bank, or

     o it's listed as developing in World Bank publications.


             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

 Nations Emerging Markets Fund


[GRAPHIC]



        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.


 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.


 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.


 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations Emerging Markets Fund has the following risks:

     o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 27.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.



[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1996            1997            1998            1999            2000
        8.73%          -2.99%          -25.58%          96.74%         -35.11%



              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period




  Best:    :               %
  Worst:    :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

                                                                   Since
                                       1 year       5 years      inception*
  Primary A Shares                     -35.11%        0.04%        -0.36%
  S&P/IFC Investables Index            -30.28%        -3.25%           %

        *The inception date of Primary A Shares is June 30, 1995. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      1.00%
        Other expenses                                       0.82%
                                                             ----
        Total annual Fund operating expenses(2)              1.82%

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some if its other service providers have agreed to limit total annual operating expenses to 1.90% for Primary A Shares until July 31, 2002. There is no guarantee that this limitation will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $185       $573        $985        $2,137

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is an index fund?




             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund


[GRAPHIC]



        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations LargeCap Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

          1994    1995    1996    1997    1998    1999    2000
          0.99%   37.02%  22.63%  32.70%  28.39%  20.66% -9.37%



              *Year-to-date return as of June 30, 2001:    %



        Best and worst quarterly returns during this period




  Best:    :               %
  Worst:    :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                       Since
                          1 year        5 years      inception*
  Primary A Shares       -9.37%       17.97%        17.87%
  S&P 500                -9.10%       18.33%             %

        *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.28%
                                                               ------
        Total annual Fund operating expenses                     0.68%
        Fee waivers and/or reimbursements                       (0.33)%
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Primary A Shares     $36        $184        $346        $815

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is an index fund?




             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund


[GRAPHIC]



        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the weighted average market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.


 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.


 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations MidCap Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 27.

[GRAPHIC]



        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.



[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                       Primary A Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses(1)                                        0.35%
                                                               ------
        Total annual Fund operating expenses                     0.75%
        Fee waivers and/or reimbursements                       (0.40)%
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $36        $200        $377        $893

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is an index fund?




             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund


[GRAPHIC]



        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.


 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.


 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.



[GRAPHIC]



        Risks and other things to consider

        Nations SmallCap Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1997            1998            1999            2000
        27.97%         -1.65%           5.47%           9.47%


              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period



  Best:    :               %
  Worst:    :              %


        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.

                                              Since
                                1 year      inception*
  Primary A Shares            9.47%        10.09%
  S&P SmallCap 600           11.80%             %

        *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.39%
                                                               ------
        Total annual Fund operating expenses                     0.79%
        Fee waivers and/or reimbursements                       (0.39)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $41        $213        $400        $942

[GRAPHIC]



             About the sub-adviser




             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 140.

[GRAPHIC]



             What is a managed index fund?




             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.


             With a managed index fund, the team starts with the stocks of a specific market index -- in this case, the S&P 500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.


             There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund


[GRAPHIC]



        Investment objective

        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).



[GRAPHIC]



        Principal investment strategies

        The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other instruments whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 200 to 350 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the team starts with the stocks included in the S&P 500. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock


 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.


 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.



[GRAPHIC]



        Risks and other things to consider

        Nations Managed Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

               1997       1998       1999       2000
               ----       ----       ----       ----
              33.46%     26.64%     17.70%     -10.86%

              *Year-to-date return as of June 30, 2001:    %


        Best and worst quarterly returns during this period

                 Best: :               %
                 Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                         Since
                                          1 year       inception*
              Primary A Shares            -10.86%       17.96%
              S&P 500                      -9.10%            %

        *The inception date of Primary A Shares is July 31, 1996. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.29%
                                                                ------
        Total annual Fund operating expenses                     0.69%
        Fee waivers and/or reimbursements                       (0.19)%
                                                                ------
        Total net expenses(2)                                    0.50%
                                                                ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years
        Primary A Shares     $51        $202        $365        $841

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Corporate fixed-income
             securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

        o corporate debt securities, including bonds, notes and debentures

        o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

        o asset-backed securities

        o U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.


The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the team:

        o looks at a fixed income security's potential to generate both income and price appreciation

        o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

        o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

        o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

        o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]


        1993     1994     1995     1996     1997     1998     1999     2000
        ----     ----     ----     ----     ----     ----     ----     ----
        7.55%    -0.27%   11.27%   4.89%    6.03%    6.30%    3.22%    7.17%


              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period


        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.

                                                                       Since
                                                1 year    5 years    inception*
        Primary A Shares                         7.17%      5.51%      5.47%
        Merrill Lynch 1-3 Year Treasury Index    7.99%      5.92%          %

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases             none
        Maximum deferred sales charge (load)                         none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                              0.30%
        Other expenses                                               0.29%
                                                                     ----
        Total annual Fund operating expenses                         0.59%

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            1 year     3 years     5 years     10 years

        Primary A Shares     $52        $185        $330        $753

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             U.S. government securities

             This Fund invests almost all of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Short-Intermediate Government Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, should generally not affect the amount of income they pay.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]


        1992    1993    1994    1995    1996    1997    1998    1999    2000
        ----    ----    ----    ----    ----    ----    ----    ----    ----
        5.78%   8.02%  -2.41%  12.44%   3.19%   7.25%   6.60%   0.43%   9.56%

              *Year-to-date return as of June 30, 2001:      %

        Best and worst quarterly returns during this period

        Best: :                  %
        Worst: :                 %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

                                                                     Since
                                           1 year      5 years     inception*

        Primary A Shares                    9.56%       5.35%       6.30%
        Lehman Brothers Intermediate
         Government Bond Index             10.47%       6.19%           %

        *The inception date of Primary A Shares is August 1, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                            Primary A
        (Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                               0.30%
        Other expenses                                                0.29%
                                                                      ----
        Total annual Fund operating expenses                          0.59%
                                                                      ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years

        Primary A Shares     $60        $189        $329        $738

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC]

        Principal investment strategies

        This Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Government Securities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

        1992    1993    1994    1995    1996    1997    1998    1999    2000
        ----    ----    ----    ----    ----    ----    ----    ----    ----
        5.41%   7.67%  -5.11%  15.28%   2.53%   8.55%   8.43%  -2.95%  12.13%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.


                                                                     Since
                                           1 year      5 years     inception*

        Primary A Shares                   12.13%        5.60%       6.37%
        Lehman Brothers Government
         Bond Index                        13.24%        6.49%           %

        *The inception date of Primary A Shares is April 11, 1991. The returns for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                          Primary A
        (Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases             none
        Maximum deferred sales charge (load)                         none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                              0.50%
        Other expenses                                               0.37%
                                                                    ------
        Total annual Fund operating expenses                         0.87%
        Fee waivers and/or reimbursements                           (0.15)%
                                                                    ------
        Total net expenses(2)                                        0.72%
                                                                    ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                           1 year     3 years     5 years     10 years

        Primary A Shares     $74        $263        $468        $1,059

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Intermediate Bond Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to obtain interest income and capital appreciation.


[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in intermediate and longer term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations (CMOs), that are backed by the U.S government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate Government/Corporate Bond Index.

When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Intermediate Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1995      1996      1997      1998      1999      2000
         ----      ----      ----      ----      ----      ----
        14.54%     3.14%     6.54%     7.32%     0.02%     7.96%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period


        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government/
        Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested.

                                                                      Since
                                              1 year     5 years    inception*

        Investor A Shares                      7.96%       5.03%       5.34%
        Lehman Brothers Intermediate
         Government/Corporate Bond Index      10.12%       6.11%           %

        *The inception date of Investor A Shares is January 24, 1994. The returns for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                    Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                               0.40%
        Other expenses                                                0.41%
                                                                      ----
        Total annual Fund operating expenses                          0.81%

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years

         Primary A Shares     $83        $259        $450        $1,002

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund

[GRAPHIC]

        Investment objective

        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment. The Fund may invest in: o corporate debt securities, including bonds, notes and debentures o U.S. government obligations o foreign debt securities denominated in U.S. dollars o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations o asset-backed securities o municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation
  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1993     1994     1995     1996     1997     1998     1999     2000
         ----     ----     ----     ----     ----     ----     ----     ----
        10.78%   -3.32%   17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                       Since
                                                1 year     5 years    inception*

        Primary A Shares                        10.10%      5.24%      6.29%
        Lehman Brothers Aggregate Bond Index    11.63%      6.46%          %

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                    Shares

        Maximum sales charge (load) imposed on purchases             none
        Maximum deferred sales charge (load)                         none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                              0.40%
        Other expenses                                               0.27%
                                                                     ----
        Total annual Fund operating expenses                         0.67%
                                                                     ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years

         Primary A Shares     $68        $214        $373        $835

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:
  o corporate debt securities
  o U.S. government obligations
  o foreign debt securities denominated in U.S. dollars or foreign currencies
  o mortgage-related securities issued by governments and non-government issuers

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Strategic Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.
        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.
        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.
        o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.
        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.
        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.
        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. BAALLC and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1993     1994     1995     1996     1997     1998     1999     2000
         ----     ----     ----     ----     ----     ----     ----     ----
        15.68%   -2.52%   20.91%    2.46%    8.59%    7.53%   -2.59%    8.03%


               *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: 2nd quarter 1995:             7.48%
        Worst: 1st quarter 1996:            -3.18%

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                        Since
                                                1 year     5 years    inception*

        Primary A Shares                         8.03%       4.72%      7.13%
        Lehman Brothers Aggregate Bond Index    11.63%       6.46%          %

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                    Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                               0.50%
        Other expenses                                                0.33%
                                                                     ------
        Total annual Fund operating expenses                          0.83%
        Fee waivers and/or reimbursements                            (0.10)%
                                                                     ------
        Total net expenses(2)                                         0.73%
                                                                     ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 year     3 years     5 years     10 years

         Primary A Shares     $75        $255        $451        $1,016

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. MacKay Shields High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               MacKay Shields and
               its High Yield Portfolio Management Team on page 148.

[GRAPHIC]

             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund

[GRAPHIC]

        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.


The Master Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities


The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


When selecting investments for the portfolio, the team:

  o focuses on individual security selection ("bottom-up" analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations High Yield Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Changing distribution levels - The level of monthly income distributions paid by the Master Portfolio depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                    Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                               0.55%
        Other expenses                                                0.89%
                                                                      ----
        Total annual Fund operating expenses(3)                       1.44%
                                                                      ====

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2) These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3) The Fund's investment adviser and/or some of its other service providers have agreed to limit its total annual operating expenses to 0.93% for Primary A Shares until July 31, 2002. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            1 year     3 years     5 years     10 years

         Primary A Shares     $95        $405        $738        $1,680

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Lowest risk, lowest
             income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

Nations Short-Term Municipal Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

The Fund may invest up to 20% of its assets in:

  o short-term debt securities that are taxable, like commercial paper
  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

The Fund may invest up to 10% of its total assets in high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Short-Term Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1994     1995     1996     1997     1998     1999     2000
         ----     ----     ----     ----     ----     ----     ----
         0.46%    8.26%    4.18%    4.73%    4.74%    2.43%    5.74%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

                                                                       Since
                                                1 year    5 years    inception*

        Primary A Shares                         5.74%      4.36%      4.35%
        Lehman Brothers 3-Year Municipal Bond
        Index                                    6.23%      4.65%          %

        *The inception date of Primary A Shares is October 7, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                            Primary A
        (Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases               none
        Maximum deferred sales charge (load)                           none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                0.30%
        Other expenses                                                 0.36%
                                                                      ------
        Total annual Fund operating expenses                           0.66%
        Fee waivers and/or reimbursements                             (0.26)%
                                                                      ------
        Total net expenses(2)                                          0.40%
                                                                      ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            1 year     3 years     5 years     10 years

         Primary A Shares     $41        $185        $342        $798

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Moderate risk, moderate
             income potential

             This Fund has relatively moderate risk compared with the other two Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it could also earn less income.

 Nations Intermediate Municipal Bond Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

The Fund may invest up to 10% of its total assets in high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

The Fund may invest up to 20% of its assets in:
  o short-term debt securities that are taxable, like commercial paper
  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1994      1995      1996      1997      1998      1999      2000
         ----      ----      ----      ----      ----      ----      ----
        -4.54%    14.76%     4.04%     7.36%     5.45%    -1.25%     8.16%

               *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lipper Intermediate Municipal Funds Index, a composite of the annual returns of mutual funds having an investment goal similar to that of the Fund. Prior to August 1, 2001, the Fund compared its performance to the Lehman Brothers 7-year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lipper Intermediate Municipal Funds Index is considered to be a more appropriate comparison.

                                                                       Since
                                           1 year       5 years      inception*

        Primary A Shares                     8.16%        4.70%        5.02%
        Lehman Brothers 7-Year Municipal
         Bond Index                              %            %            %
        Lipper Intermed Muni Funds Avg       8.55%        4.66%

        *The inception date of Primary A Shares is July 30, 1993. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                           Primary A
        (Fees paid directly from your investment)                    Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                               0.40%
        Other expenses                                                0.28%
                                                                     ------
        Total annual Fund operating expenses                          0.68%
        Fee waivers and/or reimbursements                            (0.18)%
                                                                     ------
        Total net expenses(2)                                         0.50%
                                                                     ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 year     3 years     5 years     10 years

        Primary A Shares     $51        $199        $361        $830

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 140.

[GRAPHIC]

             Highest risk, highest
             income potential

             This Fund has the relatively highest risk of the three Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

        The Fund may invest up to 20% of its assets in:

        o short-term debt securities that are taxable, like commercial paper

        o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds


The Fund may invest up to 10% of its total assets in high yield debt securities

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund on starting
               page 136 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes, and the federal alternative minimum tax. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did.

[A BAR CHART APPEARS HERE WITH THE FOLLOWING INFORMATION]

         1992    1993    1994    1995    1996    1997    1998    1999    2000
         ----    ----    ----    ----    ----    ----    ----    ----    ----
         8.32%  13.51%  -7.44%  19.51%   4.71%   9.56%   6.00%  -4.09%  10.03%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

        Best: :               %
        Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                   Since
                                         1 year      5 years     inception*

        Primary A Shares                 10.03%        5.11%       6.88%
        Lehman Brothers Muncipal Bond
        Index                            11.68%        5.84%           %

        *The inception date of Primary A Shares is February 1, 1991. The return for the index shown is from inception of Primary A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                            Primary A
        (Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases              none
        Maximum deferred sales charge (load)                          none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                               0.50%
        Other expenses                                                0.29%
                                                                     ------
        Total annual Fund operating expenses                          0.79%
        Fee waivers and/or reimbursements                            (0.19)%
                                                                     ------
        Total net expenses(2)                                         0.60%
                                                                     ======

        (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                            1 year     3 years     5 years     10 years

         Primary A Shares     $61        $233        $420        $960

[GRAPHIC]

         Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

      o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

      o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

      o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

      o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are expected to be no more than 50%, 100% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Investment adviser
BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pay BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

Annual investment advisory fee, as a % of average daily net assets

                                                       Maximum     Actual fee
                                                      advisory      paid last
                                                         fee       fiscal year

  Nations Convertible Securities Fund                   0.65%        0.65%
  Nations Asset Allocation Fund                         0.65%        0.58%
  Nations Equity Income Fund                            0.65%        0.56%
  Nations Classic Value Fund                            0.65%         N/A
  Nations Value Fund                                    0.65%        0.67%
  Nations Blue Chip Fund(1)                             0.65%        0.65%
  Nations Strategic Growth Fund                         0.65%        0.66%
  Nations Marsico Growth & Income Fund(1)               0.75%        0.76%
  Nations Capital Growth Fund                           0.65%        0.66%
  Nations Aggressive Growth Fund                        0.65%        0.66%
  Nations Marsico Focused Equities Fund(1)              0.75%        0.76%
  Nations MidCap Growth Fund                            0.65%        0.66%
  Nations Marsico 21st Century Fund(1)                  0.75%          --
  Nations Small Company Fund                            0.90%        0.78%
  Nations Financial Services Fund                       0.75%         N/A
  Nations Global Value Fund                             0.90%         N/A
  Nations International Value Fund(1)                   0.90%        0.81%
  Nations International Equity Fund(1)                  0.80%        0.81%
  Nations Marsico International Opportunities Fund(1)   0.80%          --
  Nations Emerging Markets Fund                         1.00%        0.38%
  Nations LargeCap Index Fund                           0.40%        0.05%
  Nations MidCap Index Fund                             0.40%          --
  Nations SmallCap Index Fund                           0.40%        0.15%
  Nations Managed Index Fund                            0.40%        0.19%
  Nations Short-Term Income Fund                        0.30%        0.21%
  Nations Short-Intermediate Government Fund            0.30%        0.29%
  Nations Government Securities Fund                    0.50%        0.40%
  Nations Intermediate Bond Fund(1)                     0.40%        0.40%
  Nations Bond Fund                                     0.40%        0.42%
  Nations Strategic Income Fund                         0.50%        0.34%
  Nations High Yield Bond Fund(1)                       0.55%        0.55%
  Nations Short-Term Municipal Income Fund              0.30%        0.00%
  Nations Intermediate Municipal Bond Fund              0.40%        0.23%
  Nations Municipal Income Fund                         0.50%        0.31%

(1) These funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BAALLC is the investment adviser to these Master Portfolios.

Investment sub-advisers
Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Banc of America Capital Management, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BAALLC has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BAALLC takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                           BACAP Team

Nations Convertible Securities Fund          Income Strategies Team
Nations Asset Allocation Fund                Fixed Income Management Team
                                             for the fixed income and money
                                             market portions of the Fund
Nations Equity Income Fund                   Income Strategies Team
Nations Value Fund                           Value Strategies Team
Nations Strategic Growth Fund                Growth Strategies Team
Nations Capital Growth Fund                  Growth Strategies Team
Nations Aggressive Growth Fund               Growth Strategies Team
Nations MidCap Growth Fund                   Growth Strategies Team
Nations Small Company Fund                   SmallCap Strategies Team
Nations Financial Services Fund              Growth Strategies Team
Nations LargeCap Index Fund                  Quantitative Strategies Team
Nations MidCap Index Fund                    Quantitative Strategies Team
Nations SmallCap Index Fund                  Quantitative Strategies Team
Nations Managed Index Fund                   Quantitative Strategies Team
Nations Short-Term Income Fund               Fixed Income Management Team
Nations Short-Intermediate Government Fund   Fixed Income Management Team
Nations Government Securities Fund           Fixed Income Management Team
Nations Intermediate Bond Fund(1)            Fixed Income Management Team
Nations Bond Fund                            Fixed Income Management Team
Nations Strategic Income Fund                Fixed Income Management Team
Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management
                                              Team
Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management
                                              Team
Nations Municipal Income Fund                Municipal Fixed Income Management
                                              Team

(1) Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

     Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Capital is an indirect, wholly-owned subsidiary of Bank of America Corporation.

     Marsico Capital is the investment sub-adviser to:

         o Nations Marsico Growth & Income Master Portfolio

         o Nations Marsico Focused Equities Master Portfolio

         o Nations Marsico 21st Century Master Portfolio

         o Nations Marsico International Opportunities Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997

                                                 Janus Twenty
                                                   Fund (%)      S&P 500 (%)

  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997

                                                     Janus
                                                   Growth and
                                                 Income Fund (%)     S&P 500 (%)

  one year                                         47.77               46.41
  three years                                      31.13               30.63
  five years                                       21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19               18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]
             Chicago Equity Partners, LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

     Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio, and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]
             Brandes Investment
             Partners, L.P.

             11988 El Camino Real
             Suite 500
             San Diego, California 92130

     Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations Classic Value Fund, Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.

 Performance of other international stock funds and accounts managed by Brandes

 Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. Nations International Value Master Portfolio (including its predecessors) has been in operation since December 27, 1995. The tables below are designed to show you how a composite of similar equity accounts managed by Brandes performed over various periods in the past.


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

 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the period ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

     Average annual total returns as of March 31, 2001

                                Brandes
                           U.S. Value Equity      Russell 1000
                             Composite (%)       Value Index (%)

  one year                      47.98%                 0.27%
  three years                    4.09%                 3.85%
  five years                    14.52%                14.24%
  since inception (6/30/91)     15.27%                15.65%

     Annual total returns as of December 31

                 Brandes
            U.S. Value Equity      Russell 1000
              Composite (%)       Value Index (%)

  2000       34.46%                7.02%
  1999      (12.45)%               7.35%
  1998        1.69%               15.63%
  1997       32.99%               35.18%
  1996       29.47%               21.64%
  1995       20.98%               38.36%
  1994       (3.54)%              (1.98)%
  1993       24.00%               18.07%
  1992       23.40%               13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

 The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

     Average annual total returns as of March 31, 2001

                      Brandes
                   Global Equity      MSCI World
                   Composite (%)       Index (%)

  one year        23.32%            (25.10)%
  three years     12.05%              0.93%
  five years      19.48%              8.21%
  ten years       18.58%              9.37%

     Annual total returns as of December 31

               Brandes
            Global Equity      MSCI World
            Composite (%)       Index (%)

  2000       23.16%         (13.18)%
  1999       20.92%           24.93%
  1998       13.08%           24.34%
  1997       28.14%           15.76%
  1996       22.38%           13.48%
  1995       20.81%           20.72%
  1994       (2.34)%          (5.08)%
  1993       39.71%           22.50%
  1992       12.23%           (5.23)%
  1991       37.07%           18.29%
  1990      (11.79)%         (17.02)%
  1989       13.04%           16.61%
  1988       26.02%           23.29%
  1987       (2.57)%           16.16%
  1986       20.77%           41.89%
  1985       35.55%           40.57%
  1984        7.09%            4.72%
  1983       39.91%           21.93%
  1982       29.86%            9.71%
  1981       13.56%           (4.78)%
  1980       34.28%           25.67%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of December 31, 2000

                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)

  one year                              %               %
  three years                           %               %
  five years                            %               %
  since inception (6/30/90)             %               %

     Annual total returns as of December 31

               Brandes         MSCI EAFE
            Composite (%)      Index (%)

  2000
  1999      53.42%             26.96%
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]
             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

     Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

     Gartmore is co-investment sub-adviser to:

         o Nations International Equity Master Portfolio

     Gartmore is the investment sub-adviser to:

         o Nations Emerging Markets Fund

 Gartmore's Global Equities Portfolio Construction Team is responsible for the day-to-day investment decisions for its portion of the Master Portfolio.

 Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

[GRAPHIC]
             INVESCO Global Asset
             Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

     INVESCO Global Asset Management (N.A.), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             Putnam Investment
             Management, LLC

             One Post Office Square
             Boston, Massachusetts 02109

     Putnam Investment Management, LLC
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019

     MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

 Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CSFB High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of December 31, 1999

                                                      CSFB
                                MacKay Shields     High Yield
                                 Composite (%)     Index (%)

  one year                             %                %
  three years                          %                %
  five years                           %                %
  since inception (7/1/91)             %                %

     Annual total returns as of December 31

                                                 CSFB
                           MacKay Shields     High Yield
                            Composite (%)     Index (%)

  2000                             --                  --
  1999                           10.7%                3.3%
  1998                            5.0%                0.6%
  1997                           15.9%               12.6%
  1996                           19.6%               12.4%
  1995                           21.2%               17.4%
  1994                            2.6%               (1.0)%
  1993                           23.1%               18.9%
  1992                           23.4%               16.7%
  1991 (since 7/1/91)            12.8%               12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

     Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:


  Domestic Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International Stock Funds                                    0.22%
  Index Funds                                                  0.23%
  Government and Corporate Bond Funds (except Nations High
  Yield Bond Fund)                                             0.22%
  Municipal Bond Funds                                         0.22%


 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

         o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

         o Bank of America and certain of its affiliates

         o certain other financial institutions and intermediaries, including financial planners and investment advisers

         o institutional investors

         o charitable foundations

         o endowments

         o other Funds in Nations Funds Family

         o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

         o There is no minimum amount for additional investments.

         o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions, or you need help placing an order.

[GRAPHIC]
             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
             Christmas Day.

     How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

     Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

     How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

         o Investors buy Primary A Shares at net asset value per share.

         o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

         o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

         o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

         o We normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive the order.

         o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

         o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

         o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

         o We can delay payment of the sale proceeds for up to seven days.

         o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell shares:

         o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this

         o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

         o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk changes.

        Here's how exchanges work:

         o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

         o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

         o Exchanges can generally only be made into a Fund that is accepting investments.

         o We may limit the number of exchanges that can be made within a specified period of time.

         o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

         o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

         o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                           Frequency of
Fund                                                   income distributions

 Nations Convertible Securities Fund                        quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Classic Value Fund                                  annually
 Nations Value Fund                                          monthly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations Financial Services Fund                             annually
 Nations Global Value Fund                                   annually
 Nations International Value Fund                            annually
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.

     How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

     Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

     Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

         o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

         o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

         o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

     Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Funds -- have special tax considerations. You'll generally be required to:

         o include in your gross income your proportional amount of foreign taxes paid by the fund

         o treat this amount as foreign taxes you paid directly

         o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

     Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]
         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations Classic Value Fund, Nations Financial Services Fund, and Nations Global Value Fund are not provided because this class of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and the year ended November 30, 1997 and the financial highlights of Nations Small Company Fund and Nations U.S. Government Bond Fund for the periods ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible
Securities Fund                   For a Share outstanding throughout each period

                                                      Period ended
Primary A Shares                                       03/31/00*#

Operating performance:
Net asset value, beginning of period                    $ 18.15
Net investment income                                      0.42
Net realized and unrealized gain/(loss) on
 investments                                               5.52
Net increase/(decrease) in net asset value from
 operations                                                5.94
Distributions:
Dividends from net investment income                      (0.50)
Distributions from net realized capital gains             (1.41)
Total dividends and distributions                         (1.91)
Net asset value, end of period                          $ 22.18
Total return++                                            35.21%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $13,688
Ratio of operating expenses to average net assets          0.97%+(a)
Ratio of net investment income to average net
 assets                                                    2.21%+
Portfolio turnover rate                                      65%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.98%+


         *Convertible Securities Fund Primary A Shares commenced operations on
           May 21, 1999.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation     Fund For a Share outstanding throughout each period

                                                         Period ended
Primary A Shares                                          03/31/00*#

Operating performance:
Net asset value, beginning of period                      $ 23.06
Net investment income                                        0.49
Net realized and unrealized gain/(loss) on
 investments                                                 1.93
Net increase (decrease) in net asset value from
 operations                                                  2.42
Distributions:
Dividends from net investment income                        (0.41)
Distributions from net realized capital gains               (0.72)
Total dividends and distributions                           (1.13)
Net asset value, end of period                            $ 24.35
Total return++                                              10.88%
====================================================      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $15,532
Ratio of operating expenses to average net assets            0.95%+(a)(b)
Ratio of net investment income to average net
 assets                                                      1.85%+
Portfolio turnover rate                                        84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.02%+(a)

         *Asset Allocation Fund Primary A Shares commenced operations on May 21,
           1999.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund        For a Share outstanding throughout each period

                                                       Year ended   Year ended   Year ended   Year ended  Period ended  Year ended
Primary A Shares                                        03/31/00     03/31/99#    03/31/98#    03/31/97    03/31/96(a)   05/31/95
Operating performance:
Net asset value, beginning of period                    $ 11.36     $ 13.94      $ 12.30      $ 13.14       $  11.81       $ 11.43
Net investment income                                      0.15        0.23         0.29         0.43           0.30          0.42
Net realized and unrealized gain/(loss) on investments     0.36       (1.45)        3.79         1.55           1.77          1.11
Net increase/(decrease) in net asset value from
 operations                                                0.51       (1.22)        4.08         1.98           2.07          1.53
Distributions:
Dividends from net investment income                      (0.15)      (0.23)       (0.28)       (0.41)         (0.37)        (0.42)
Distributions from net realized capital gains             (0.15)      (1.13)       (2.16)       (2.41)         (0.37)        (0.73)
Total dividends and distributions                         (0.30)      (1.36)       (2.44)       (2.82)         (0.74)        (1.15)
Net asset value, end of period                          $ 11.57     $ 11.36      $ 13.94      $ 12.30       $  13.14       $ 11.81
Total return++                                             4.51%      (9.40)%      37.21%       15.62%         17.98%        14.79%
=======================================================  =======     =======     ========     ========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $397,479    $575,076     $915,630     $200,772       $283,142      $283,082
Ratio of operating expenses to average net assets       0.85%(b)(c) 0.80%(b)(c)    0.86%(b)     0.91%(b)        0.90%+         0.92%
Ratio of net investment income to average net assets       1.25%       1.92%        2.22%        3.09%          2.84%+         3.75%
Portfolio turnover rate                                      54%         69%          74%         102%            59%           158%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.85%(b)    0.80%(b)       0.86%(b)     0.91%(b)        0.90%+         0.93%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
         (b) The effect of the custodial expense offset on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                For a Share outstanding throughout each period

                                                     Year ended  Year ended      Year ended    Year ended  Period ended   Year ended
Primary A Shares                                      03/31/00#   03/31/99#       03/31/98#      03/31/97    03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $ 18.16       $ 19.92      $  17.87      $  16.60      $  16.21      $ 12.98
Net investment income                                    0.11          0.13          0.20          0.26          0.07          0.27
Net realized and unrealized gain/(loss) on
 investments                                            (0.06)         0.64          5.98          2.69          1.06          3.91
Net increase/(decrease) in net asset value from
 operations                                              0.05          0.77          6.18          2.95          1.13          4.18
Distributions:
Dividends from net investment income                    (0.11)        (0.14)        (0.19)        (0.26)        (0.12)        (0.28)
Distributions from net realized capital gains           (1.86)        (2.39)        (3.94)        (1.42)        (0.62)        (0.67)
Total dividends and distributions                       (1.97)        (2.53)        (4.13)        (1.68)        (0.74)        (0.95)
Net asset value, end of period                        $ 16.24       $ 18.16      $  19.92      $  17.87      $  16.60       $ 16.21
Total return++                                          (0.16)%        4.15%        38.53%        18.07%         7.20%        34.53%
====================================================  =========     =========    ========      ========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,290,572    $1,939,704   $2,248,460    $1,200,853     $998,957     $956,669
Ratio of operating expenses to average net assets     0.93%(b)(c)   0.94%(b)(c)     0.95%(b)     0.97%(b)        0.96%+        0.94%
Ratio of net investment income to average net
 assets                                                   0.65%         0.76%         1.04%         1.51%        1.30%+        1.90%
Portfolio turnover rate                                     95%           38%           79%           47%          12%           63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.93%(b)      0.94%(b)      0.95%(b)      0.97%(b)      0.96%+         0.94%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Blue Chip Fund            For a Share outstanding throughout each period

                                                        Period ended
Primary A Shares                                         03/31/00*#

Operating performance:
Net asset value, beginning of period                    $ 35.00
Net investment income                                      0.06
Net realized and unrealized gain/(loss) on
 investments                                               5.65
Net increase (decrease) in net asset value from
 operations                                                5.71
Distributions:
Dividends from net investment income                      (0.03)
Distributions from net realized capital gains             (3.35)
Total dividends and distributions                         (3.38)
Net asset value, end of period                          $ 37.33
Total return++                                            17.54%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $36,393
Ratio of operating expenses to average net assets          0.95%+
Ratio of net investment income to average net
 assets                                                    0.17%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.98%+


         * Blue Chip Fund Primary A Shares commenced operations on May 21, 1999. + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund     For a Share outstanding throughout each period

                                                   Year ended     Period ended
Primary A Shares                                     03/31/00#      03/31/99*#

Operating performance:
Net asset value, beginning of period                 $  13.86       $ 10.00
Net investment income/(loss)                            (0.02)         0.00 (b)
Net realized and unrealized gain on investments          3.39          3.87
Net increase in net asset value from operations          3.37          3.87
Distributions:
Dividends from net investment income                      --            --
Distributions from net realized capital gains           (0.20)        (0.01)
Total dividends and distributions                       (0.20)        (0.01)
Net asset value, end of period                       $  17.03       $ 13.86
Total return++                                          24.63%        38.65%
==================================================== ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $860,124      $266,823
Ratio of operating expenses to average net assets        0.97%         1.07%+(a)
Ratio of net investment loss to average net assets      (0.10)%       (0.03)%+
Portfolio turnover rate                                    23%           34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.97%         1.07%+(a)


         * Strategic Growth Fund Primary A Shares commenced operations on October 2, 1998.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) Amount represents less than $0.01 per share.

Nations Marsico Growth & Income
Fund                              For a Share outstanding throughout each period

                                                       Year ended         Year ended         Period ended
Primary A Shares                                        03/31/00           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 14.91             $ 12.03           $ 10.00
Net investment income/(loss)                              (0.07)               0.00 (b)          0.01
 Net realized and unrealized gain on investments           6.81                2.89              2.02
Net increase in net asset value from operations            6.74                2.89              2.03
 Distributions:
Dividends from net investment income                       --                   --                --
Distributions from net realized capital gains             (0.04)              (0.01)              --
 Total dividends and distributions                        (0.04)              (0.01)              --
Net asset value, end of period                          $ 21.61             $ 14.91           $ 12.03
 Total return++                                           45.33%              24.05%            20.30%
====================================================    =======             =======           =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $113,028             $52,229            $2,517
 Ratio of operating expenses to average net assets         1.23%(a)            1.25%(a)          1.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                               (0.37)%              0.05%             0.38%+
 Portfolio turnover rate                                     55%(c)             150%               22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.23%(a)            1.25%(a)          1.97%+(a)

         * Nations Marsico Growth & Income Fund Primary A Shares commenced operations on December 31, 1997.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) Amount represents less than $0.01 per share.
         (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Capital Growth Fund       For a Share outstanding throughout each period

                                                                    Year           Year        Year          Period        Year
                                                   Year ended       ended          ended       ended         ended        ended
Primary A Shares                                    03/31/00      03/31/99#      03/31/98#   03/31/97#    03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                $ 12.05       $  13.30       $ 11.70       $ 13.43      $  14.24      $ 11.23
Net investment income/(loss)                          (0.05)          0.00 (b)      0.02          0.05          0.02         0.09
Net realized and unrealized gain on investments        3.47           1.59          5.27          1.66          0.38         3.28
Net increase in net asset value from operations        3.42           1.59          5.29          1.71          0.40         3.37
Distributions:
Dividends from net investment income                    --              --         (0.01)        (0.05)        (0.02)       (0.10)
Distributions from net realized capital gains         (0.88)         (2.84)        (3.68)        (3.39)        (1.19)       (0.26)
Total dividends and distributions                     (0.88)         (2.84)        (3.69)        (3.44)        (1.21)       (0.36)
Net asset value, end of period                      $ 14.59       $  12.05       $ 13.30       $ 11.70      $  13.43      $ 14.24
Total return++                                        29.90%         14.99%        53.89%        11.88%         3.14%       30.96%
==================================================  =======       =========      =======       ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $816,371      $737,620       $872,150       $533,168     $839,300     $867,361
Ratio of operating expenses to average net
 assets                                             0.96%(c)(d)    0.96%(c)      0.95%(c)(d)     0.96%(d)      0.96%+        0.98%
Ratio of net investment income/(loss) to average
 net assets                                           (0.38)%       (0.04)%        0.13%         0.39%          0.38%+        0.71%
Portfolio turnover rate                                  39%           39%          113%           75%            25%           80%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.96%(c)       0.96%(c)      0.95%(c)      0.96%          0.96%+        0.98%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) Amount represents less than $0.01 per share.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund    For a Share outstanding throughout each period

                                                   Year          Year          Year          Year           Period        Year
                                                   ended         ended         ended         ended          ended        ended
Primary A Shares                                 03/31/00#     03/31/99      03/31/98#     03/31/97      03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period              $ 23.36       $ 22.17        $ 18.47       $ 17.19        $  17.06     $ 13.08
Net investment income                                0.03          0.02           0.08          0.14            0.05        0.10
Net realized and unrealized gain/(loss) on
 investments                                        (0.03)         3.22           7.88          2.79            0.35        3.96
Net increase/(decrease) in net asset value from
 operations                                          0.00          3.24           7.96          2.93            0.40        4.06
Distributions:
Dividends from net investment income                (0.01)        (0.01)##       (0.03)        (0.14)          (0.04)      (0.08)
Distributions from net realized capital gains       (2.74)        (2.04)         (4.23)        (1.51)          (0.23)         --
Total dividends and distributions                   (2.75)        (2.05)         (4.26)        (1.65)          (0.27)      (0.08)
Net asset value, end of period                    $ 20.61       $ 23.36        $ 22.17       $ 18.47        $  17.19     $ 17.06
Total return++                                      (0.16)%       15.74%         48.65%        17.00%           2.44%      31.13%
================================================  =======       ========       =======       ========       ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $328,219      $412,176       $132,504      $100,260        $116,469     $109,939
Ratio of operating expenses to average net
 assets                                           0.98%(b)(c)   0.97%(b)(c)    0.98%(b)(c)   1.04%(b)          1.02%+        1.30%
Ratio of net investment income to average net
 assets                                             0.15%         0.12%          0.37%         0.70%           0.82%+        0.85%
Portfolio turnover rate                               79%           72%            79%          120%             47%          124%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.98%(c)      0.97%(c)       0.98%(c)        1.04%           1.02%+        1.30%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         ## Amount includes distributions in excess of net investment income of less than $0.01 per share.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Marsico Focused Equities
Fund                              For a Share outstanding throughout each period

                                                    Year ended         Year ended         Period ended
Primary A Shares                                     03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $ 16.69            $ 12.13            $ 10.00
Net investment income/(loss)                             (0.01)             (0.01)             (0.01)
Net realized and unrealized gain on investments           6.14               4.58               2.14
Net increase in net asset value from operations           6.13               4.57               2.13
Distributions:
Distributions from net realized capital gains            (0.23)             (0.01)               --
Total dividends and distributions                        (0.23)             (0.01)               --
Net asset value, end of period                         $ 22.59            $ 16.69            $ 12.13
Total return++                                           37.13%             37.73%             21.30%
===================================================    =======            =======            =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $326,745            $105,458            $8,808
Ratio of operating expenses to average net assets         1.16%(a)            1.06%(a)          1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (0.35)%              0.05%            (0.30)%+
Portfolio turnover rate                                     53%(b)             177%               25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.16%(a)              1.06%(a)          1.52%+(a)

         * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
         (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund        For a Share outstanding throughout each period

                                                   Year ended   Year ended    Year ended    Year ended   Period ended    Year ended
Primary A Shares                                    03/31/00#    03/31/99#     03/31/98#     03/31/97#   03/31/96#(a)     11/30/95
Operating performance:
Net asset value, beginning of period                 $ 13.31      $ 16.56      $ 12.86       $ 14.04      $  14.28        $ 11.41
Net investment income/(loss)                          (0.07)        (0.04)       (0.06)        (0.04)         0.00 (b)       0.01
Net realized and unrealized gain/(loss) on
 investments                                           9.81         (0.94)        5.55          0.20          1.26           3.26
Net increase/(decrease) in net asset value from
 operations                                            9.74         (0.98)        5.49          0.16          1.26           3.27
Distributions:
Distributions from net realized capital gains         (0.64)        (2.27)       (1.79)        (1.34)        (1.50)         (0.40)
Total dividends and distributions                     (0.64)        (2.27)       (1.79)        (1.34)        (1.50)         (0.40)
Net asset value, end of period                      $ 22.41       $ 13.31       $16.56       $ 12.86      $  14.04        $ 14.28
Total return++                                        75.34%        (7.21)%      45.09%         0.48%         9.87%         29.95%
===================================================  =======      =======      ========      ========     =========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $281,951     $177,861     $318,584      $267,319     $295,764        $269,484
Ratio of operating expenses to average net assets    1.00%(c)(d)  0.98%(c)(d)  0.98%(c)      0.98%(c)       0.99%+            0.98%
Ratio of net operating expenses to average net
 assets including interest expense                      --           --          0.99%          --             --               --
Ratio of net investment income/(loss) to average
 net assets                                            (0.45)%      (0.29)%      (0.42)%        (0.26)%      (0.06)%+         0.08%
Portfolio turnover rate                                   46%          43%           76%           93%            39%          139%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.00%(c)     0.98%(c)     0.98%(c)      0.98%(c)      0.99%+           0.98%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) Amount represents less than $0.01 per share.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico 21st Century
Fund

[To Come]

Nations Small Company Fund        For a Share outstanding throughout each period

                                                    Year ended    Year ended   Period ended    Period ended   Period ended
Primary A Shares                                     03/31/00#    03/31/99#      03/31/98*       05/16/97*    08/31/96*(a)
Operating performance:
Net asset value, beginning of period                  $ 11.50        $ 15.79     $ 12.07       $  10.65      $ 10.00
Net investment income/(loss)                            (0.10)         (0.05)       0.01           0.04         0.09
Net realized and unrealized gain/(loss) on
 investments                                            11.29          (3.11)       4.43           1.47         0.64
Net increase/(decrease) in net asset value from
 operations                                             11.19          (3.16)       4.44           1.51         0.73
Distributions:
Dividends from net investment income                     --               --       (0.01)         (0.04)       (0.08)
Distributions from net realized capital gains           (0.03)         (1.13)      (0.71)         (0.05)          --
Total dividends and distributions                       (0.03)         (1.13)      (0.72)         (0.09)       (0.08)
Net asset value, end of period                        $ 22.66        $ 11.50     $ 15.79       $  12.07      $ 10.65
Total return ++                                         97.46%        (21.05)%     37.27%         14.21%        7.37%
====================================================  =======        =========   ========      ========      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $647,825       $327,981    $235,427      $109,450      $70,483
Ratio of operating expenses to average net assets    1.13%(b)(c)    0.95%(b)      0.95%+(b)      0.98%+       1.00%+
Ratio of net investment income/(loss) to average
 net assets                                            (0.65)%        (0.42)%      0.05%+         0.54%+       1.06%+
Portfolio turnover rate                                   63%            87%         59%            48%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.22%(b)       1.22%(b)    1.26%+(b)      1.41%+       1.54%+

         * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Small Company Fund as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
         (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value Fund
                                  For a Share outstanding throughout each period

                                                     Year ended     Period ended   Period ended   Year ended   Period ended
Primary A Shares*                                     03/31/00#       03/31/99#      05/15/98      11/30/97     11/30/96**
Operating performance:
Net asset value, beginning of period                 $ 14.45           $  15.53       $  13.17      $ 11.29      $ 10.00
Net investment income                                   0.37               0.16           0.09         0.09         0.06
Net realized and unrealized gain on investments         4.73               0.28           2.56         1.91         1.29
Net increase in net asset value from operations         5.10               0.44           2.65         2.00         1.35
Distributions:
Dividends from net investment income                   (0.28)             (0.18)            --        (0.09)       (0.06)
Distributions in excess of net investment income          --                  --            --        (0.01)         --
Distributions from net realized capital gains          (0.49)             (1.34)         (0.29)       (0.02)         --
otal dividends and distributions                      (0.77)             (1.52)         (0.29)       (0.12)        (0.06)
Net asset value, end of period                       $ 18.78           $  14.45       $  15.53      $ 13.17      $ 11.29
Total return++                                         36.03%              1.48%         20.54%       17.75%       13.47%
===================================================  =======           ========       ========      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $600,589          $142,546       $119,412      $54,277      $17,528
Ratio of operating expenses to average net assets      1.24%(a)           1.30%+         1.25%+        1.21%       0.00%+
Ratio of net investment income to average net
 assets                                                2.11%              1.36%+         2.06%+        0.89%       0.00%+
Portfolio turnover rate                                12%(b)              44%            88%           29%         50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.34%(a)           1.39%+         1.26%+        1.21%       3.46%+

         * Primary A Shares of International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund prior to May 22, 1998. ** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund
                                  For a Share outstanding throughout each period


                                                   Year ended  Year ended   Year ended    Year ended    Period ended    Year ended
Primary A Shares                                   03/31/00#    03/31/99#    03/31/98#     03/31/97#    03/31/96(a)#    05/31/95#
Operating performance:
Net asset value, beginning of period               $ 14.12     $ 14.81      $ 13.13       $  13.50       $  11.75       $  12.06
Net investment income                                 0.10        0.11         0.11           0.08           0.07           0.14
Net realized and unrealized gain/(loss) on
 investments                                          4.91        0.39         1.95           0.11           1.80          (0.20)
Net increase/(decrease) in net asset value from
 operations                                           5.01        0.50         2.06           0.19           1.87          (0.06)
Distributions:
Dividends from net investment income                 (0.06)      (0.12)       (0.17)         (0.11)         (0.06)         (0.03)
Distributions in excess of net investment income       --            --       (0.05)         (0.00)**       (0.04)            --
Distributions from net realized capital gains        (2.33)      (1.07)       (0.16)         (0.42)         (0.02)         (0.12)
Distributions in excess of net realized capital
 gains                                                 --           --           --          (0.03)            --          (0.10)
Total dividends and distributions                    (2.39)      (1.19)       (0.38)         (0.56)         (0.12)         (0.25)
Net asset value, end of period                     $ 16.74     $ 14.12      $ 14.81       $  13.13       $  13.50       $  11.75
Total return++                                       39.85%       3.68%       16.06%          1.32%         16.01%         (0.46)%
=================================================  =======     ========     ========      ========       ========       ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $866,731    $743,861     $885,329      $976,855       $849,731       $572,940
Ratio of operating expenses to average net
 assets                                              1.14%         1.13%        1.14%        1.16%          1.17%+         1.03%
Ratio of net investment income to average net
 assets                                              0.69%         0.79%        0.76%        0.62%          0.65%+         1.17%
Portfolio turnover rate                             129%(b)         146%          64%          36%            26%            92%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.18%         1.13%         1.14%         1.16%          1.18%+         1.04%

         ** Amount represents less than $0.01 per share.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income/(loss) has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
         (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico International
Opportunities Fund

[To Come]

Nations Emerging Markets Fund     For a Share outstanding throughout each period

                                                     Year ended      Year ended     Year ended   Year ended   Period ended
Primary A Shares                                      03/31/00#      03/31/99#       03/31/98#    03/31/97#    03/31/96*#
Operating performance:
Net asset value, beginning of period                 $  8.14      $ 10.60           $ 11.41      $ 10.34      $ 10.00
Net investment income/(loss)                           (0.05)        0.14              0.04         0.01        (0.03)
Net realized and unrealized gain/(loss) on
 investments                                            7.68        (2.53)            (0.76)        1.21         0.37
Net increase/(decrease) in net asset value from
 operations                                             7.63        (2.39)            (0.72)        1.22         0.34
Distributions:
Dividends from net investment income                   (0.01)       (0.07)            (0.09)       (0.02)          --
Distributions in excess of net investment income          --           --                --        (0.07)       (0.00)**
Distributions from net realized capital gains             --           --                --        (0.06)          --
Total dividends and distributions                      (0.01)       (0.07)            (0.09)       (0.15)       (0.00)**
Net asset value, end of period                       $ 15.76      $  8.14           $ 10.60      $ 11.41      $ 10.34
Total return++                                         93.71%      (22.60)%           (6.39)%      11.97%        3.42%
===================================================  =======      =======           =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $56,234       $21,689           $73,797      $76,483      $47,560
Ratio of operating expenses to average net assets      1.90%       1.78%(b)          1.57%         1.74%       2.13%+
Ratio of net operating expenses to average net
 assets including interest expense                     1.91%           (a)             --            --          --
Ratio of net investment income/(loss) to average
 net assets                                           (0.40)%       1.66%             0.36%         0.13%     (0.38)%+
Portfolio turnover rate                                 61%          71%               63%           31%         17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.54%        1.98%(b)          1.57%         1.74%       2.13%+

         * Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
         ** Amount represents less than $0.01 per share.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income/(loss) has been calculated using the monthly average shares method.
         (a) The effect of interest expense on the operating expense ratio was less than 0.01%
         (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations LargeCap Index Fund       For a Share outstanding throughout each period

                                                    Year ended    Year ended    Year ended   Year ended   Period ended   Year ended
Primary A Shares                                     03/31/00#     03/31/99      03/31/98#    03/31/97     03/31/96(a)    11/30/95
Operating performance:
Net asset value, beginning of period                  $ 25.06       $ 22.41     $ 15.89      $ 13.58      $ 12.91         $  9.84
Net investment income                                    0.26          0.26        0.27         0.26         0.08            0.28
Net realized and unrealized gain/(loss) on
 investments                                             4.09          3.63        7.11         2.36         0.86            3.20
Net increase in net asset value from operations          4.35          3.89        7.38         2.62         0.94            3.48
Distributions:
Dividends from net investment income                    (0.25)        (0.25)      (0.27)       (0.26)       (0.13)          (0.28)
Distributions from net realized capital gains           (0.26)        (0.99)      (0.59)       (0.05)       (0.14)          (0.13)
Total dividends and distributions                       (0.51)        (1.24)      (0.86)       (0.31)       (0.27)          (0.41)
Net asset value, end of period                        $ 28.90       $ 25.06     $ 22.41      $ 15.89      $ 13.58         $ 12.91
Total return++                                          17.58%        18.26%      47.38%       19.41%        7.33%          36.35%
====================================================  =========     ========    ========     ========     ========        ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,826,486    $933,313    $656,523     $567,039     $192,388        $145,021
Ratio of operating expenses to average net assets      0.35%(b)(c)   0.35%(b)     0.35%(b)     0.35%(b)     0.35%+(c)         0.37%
Ratio of net operating expenses to average net
 assets including interest expense                       --            --         0.36%         --           --               0.38%
Ratio of net investment income to average net
 assets                                                 0.96%         1.17%       1.39%        1.91%        1.99%+            2.44%
Portfolio turnover rate                                   7%            4%         26%           5%           2%                18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.71%(b)      0.71%(b)    0.66%(b)     0.70%(b)     0.73%+            0.78%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Index Fund

[To Come]

Nations SmallCap Index Fund       For a Share outstanding throughout each period

                                                 Year ended        Year ended             Year ended            Period ended
Primary A Shares                                  03/31/00#        03/31/99#               03/31/98              03/31/97*
Operating performance:
Net asset value, beginning of period              $ 11.04           $ 14.10                 $  9.83               $ 10.00
Net investment income                                0.04              0.06                    0.06                  0.03
Net realized and unrealized gain/(loss) on
 investments                                         2.49             (2.92)                   4.58                 (0.17)
Net increase/(decrease) in net asset value from
 operations                                          2.53             (2.86)                   4.64                 (0.14)
Distributions:
Dividends from net investment income                (0.04)            (0.06)                  (0.06)                (0.03)
Distributions from net realized capital gains          --             (0.14)                  (0.31)                   --
Total dividends and distributions                   (0.04)            (0.20)                  (0.37)                (0.03)
Net asset value, end of period                    $ 13.53           $ 11.04                 $ 14.10               $  9.83
Total return++                                      22.97%           (20.50)%                 47.71%                (1.37)%
================================================  =======           =======                 =======               =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $196,593          $189,379                $102,437              $40,851
Ratio of operating expenses to average net
 assets                                             0.50%(a)        0.50%(a)(b)             0.50%(a)(b)           0.50%+
Ratio of net operating expenses to average net
 assets including interest expense                  0.51%(a)            --                     --                     --
Ratio of net investment income to average net
 assets                                             0.35%             0.52%                   0.52%                 1.05%+
Portfolio turnover rate                              53%                65%                    62%                    18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     0.77%(a)          0.82%(a)                1.02%(a)              1.21%+

         * SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) The effect of interest expense on the operating expense ratio was less than 0.01%

Nations Managed Index Fund        For a Share outstanding throughout each period

                                                     Year ended          Year ended        Year ended            Period ended
Primary A Shares                                      03/31/00#           03/31/99#         03/31/98               03/31/97*
Operating performance:
Net asset value, beginning of period                  $ 19.39               $ 17.14          $ 11.89               $ 10.00
Net investment income                                    0.16                  0.18             0.15                  0.15
Net realized and unrealized gain on investments          2.78                  2.40             5.42                  1.87
Net increase in net asset value from operations          2.94                  2.58             5.57                  2.02
Distributions:
Dividends from net investment income                    (0.16)                (0.18)           (0.17)                (0.13)
Distributions from net realized capital gains           (0.13)                (0.15)           (0.15)                  --
Total dividends and distributions                       (0.29)                (0.33)           (0.32)                (0.13)
Net asset value, end of period                        $ 22.04               $ 19.39          $ 17.14               $ 11.89
Total return++                                          15.33%                15.25%           47.54%                20.22%
====================================================  =======               ========         =======               =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $593,317              $665,631         $374,504              $42,226
Ratio of operating expenses to average net assets      0.50%(a)(b)           0.50%(a)         0.50%(a)(b)           0.50%+(a)
Ratio of net investment income to average net
 assets                                                 0.80%                 1.03%            1.26%                 1.92%+
Portfolio turnover rate                                  64%                   35%               30%                   17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.72%(a)              0.73%(a)         0.80%(a)              1.05%+(a)

         * Managed Index Fund Primary A Shares commenced operations on July 31, 1996.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income    Fund For a Share outstanding throughout each period

                                                           Year         Year          Year        Year        Period         Year
                                                           ended        ended         ended       ended        ended         ended
Primary A Shares                                         03/31/00     03/31/99      03/31/98    03/31/97#  03/31/96(a)#    11/30/95#
Operating performance:
Net asset value, beginning of period                      $ 9.79       $ 9.77       $ 9.68        $ 9.76       $   9.84    $  9.48
Net investment income                                       0.56         0.56         0.56          0.58           0.20       0.61
Net realized and unrealized gain/(loss) on investments     (0.28)        0.02         0.09         (0.08)         (0.08)      0.36
Net increase/(decrease) in net asset value from
 operations                                                 0.28         0.58         0.65          0.50           0.12       0.97
Distributions:
Dividends from net investment income                       (0.56)       (0.56)       (0.56)        (0.58)         (0.20)     (0.61)
Total dividends and distributions                          (0.56)       (0.56)       (0.56)        (0.58)         (0.20)     (0.61)
Net asset value, end of period                            $ 9.51       $ 9.79       $ 9.77        $ 9.68       $   9.76    $  9.84
Total return++                                              3.00%        6.07%        6.89%         5.25%          1.19%     10.48%
========================================================= ========     ========     =======       ========     ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $398,620     $397,467     $331,961      $181,455     $179,957    $169,291
Ratio of operating expenses to average net assets         0.50%(c)     0.50%(c)     0.56%(b)(c)   0.55%(b)       0.55%+       0.56%
Ratio of net investment income to average net assets      5.86%        5.70%        5.75%         5.97%          6.07%+       6.32%
Portfolio turnover rate                                    62%          64%          66%          172%            73%         224%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.63%(c)     0.80%(c)     0.86%(c)      0.85%          0.88%+       0.86%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Short-Intermediate
Government Fund                   For a Share outstanding throughout each period

                                                          Year        Year         Year       Year           Period       Year
                                                          ended       ended        ended      ended           ended       ended
Primary A Shares                                        03/31/00    03/31/99     03/31/98   03/31/97#     03/31/96(b)#  11/30/95#
Operating performance:
Net asset value, beginning of period                      $ 4.10      $ 4.12      $  3.99     $ 4.07        $   4.14    $   3.93
Net investment income                                       0.22        0.22         0.23       0.23            0.07        0.24
Net realized and unrealized gain/(loss) on investments     (0.16)      (0.02)        0.13      (0.08)          (0.07)       0.21
Net increase/(decrease) in net asset value from
 operations                                                 0.06        0.20         0.36       0.15            0.00        0.45
Distributions:
Dividends from net investment income                       (0.22)      (0.22)       (0.23)     (0.23)          (0.07)(a)   (0.24)(a)
Total dividends and distributions                          (0.22)      (0.22)       (0.23)     (0.23)          (0.07)      (0.24)
Net asset value, end of period                            $ 3.94      $ 4.10      $  4.12     $ 3.99        $   4.07    $   4.14
Total return++                                              1.63%       4.97%        9.11%      3.72%           0.07%      11.70%
========================================================= ========    ========   ========     =======       =========   =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $497,392    $589,092   $663,833     $371,118       $399,915    $425,200
Ratio of operating expenses to average net assets         0.60%(d)    0.58%(d)      0.61%     0.63%(c)(d)     0.63%+      0.60%
Ratio of net investment income to average net assets        5.59%       5.36%         5.53%     5.73%           5.32%+      5.88%
Portfolio turnover rate                                     177%        242%          538%      529%            189%        328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.65%(d)    0.78%(d)      0.81%     0.83%(d)        0.86%+      0.80%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Includes distribution in excess of less than $0.01 per share.
         (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Securities
Fund                              For a Share outstanding throughout each period

                                                         Year        Year          Year        Year        Period        Year
                                                         ended       ended         ended       ended        ended        ended
Primary A Shares                                       03/31/00    03/31/99#     03/31/98    03/31/97#   03/31/96(a)#   05/31/95#
Operating performance:
Net asset value, beginning of period                     $ 9.86     $ 9.90      $ 9.39       $  9.67       $  9.86     $ 9.80
Net investment income                                      0.58       0.58        0.55          0.60          0.52       0.64
Net realized and unrealized gain/(loss) on investments    (0.48)     (0.05)       0.51         (0.30)        (0.19)      0.06
Net increase/(decrease) in net asset value from
 operations                                                0.10       0.53        1.06          0.30          0.33       0.70
Distributions:
Dividends from net investment income                      (0.58)     (0.57)      (0.55)        (0.58)        (0.50)     (0.60)
Distributions in excess of net investment income             --         --          --            --         (0.02)         --
Distributions from capital                                   --         --          --         (0.00)(b)        --      (0.04)
Total dividends and distributions                         (0.58)     (0.57)      (0.55)        (0.58)        (0.52)     (0.64)
Net asset value, end of period                           $ 9.38     $ 9.86      $ 9.90       $  9.39       $  9.67     $ 9.86
Total return++                                             1.12%      5.41%      11.65%         3.18%         3.41%      7.55%
========================================================= ========   ========    =======      ========      =======    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $108,798   $119,659     $75,796      $52,606       $55,962    $39,909
Ratio of operating expenses to average net assets         0.78%(c)   0.73%(d)    0.85%(c)(d)    0,80%         0.80%+      0.76%
Ratio of net investment income to average net assets      6.17%       5.70%       5.63%         6.28%         6.36%+      6.69%
Portfolio turnover rate                                     348%       600%        303%          468%          199%        413%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.90%      0.84%(d)    0.99%(d)      0.94%         0.95%+      0.94%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
         (b) Amount represents less than $0.01.
         (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Intermediate Bond Fund    For a Share outstanding throughout each period

                                                        Period ended
Primary A Shares                                          03/31/00

Operating performance:
Net asset value, beginning of period                    $ 9.52
Net investment income                                     0.49
Net realized and unrealized gain/(loss) on
 investments                                             (0.37)
Net increase (decrease) in net asset value from
 operations                                               0.12
Distributions:
Dividends from net investment income                     (0.51)
Distributions from net realized capital gains               --
Total dividends and distributions                        (0.51)
Net asset value, end of period                          $ 9.13
Total return++                                            1.29%
====================================================    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $18,365
 Ratio of operating expenses to average net assets        0.81%+
Ratio of net investment income to average net
 assets                                                   6.08%+
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.05%+

         *Intermediate Bond Fund Primary A Shares commenced operations on May
           21, 1999.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Bond Fund                 For a Share outstanding throughout each period

                                                             Year        Year        Year           Year          Period      Year
                                                             ended      ended        ended         ended          ended       ended
Primary A Shares                                           03/31/00    03/31/99    03/31/98      03/31/97#     03/31/96(a)  11/30/95
Operating performance:
Net asset value, beginning of period                     $    9.93    $  10.03     $  9.62     $   9.93      $  10.22     $   9.32
Net investment income                                         0.59        0.59        0.58         0.58          0.19         0.59
Net realized and unrealized gain/(loss) on investments       (0.52)      (0.04)       0.41        (0.20)        (0.29)        0.90
Net increase/(decrease) in net asset value from
 operations                                                   0.07        0.55        0.99         0.38         (0.10)        1.49
Distributions:
Dividends from net investment income                         (0.59)      (0.59)      (0.58)       (0.58)        (0.19)       (0.59)
Distributions from net realized capital gains                (0.04)      (0.06)         --        (0.11)           --            --
Distributions from capital                                      --          --          --        (0.00)(b)        --            --
Total dividends and distributions                            (0.63)      (0.65)      (0.58)       (0.69)        (0.19)       (0.59)
Net asset value, end of period                          $     9.37    $   9.93     $ 10.03     $   9.62      $   9.93      $ 10.22
Total return++                                                0.97%       5.61%      10.53%        3.90%        (1.04)%      16.45%
=======================================================  ==========    ========     =========   =========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,793,913    $1,798,155   $1,681,990    $947,277      $823,890    $823,098
Ratio of operating expenses to average net assets            0.67%      0.68%(c)    0.72%(c)(d)    0.71%(c)      0.72%+        0.71%
Ratio of net investment income to average net assets         6.20%      5.86%        5.86%          5.98%         5.49%+       6.05%
Portfolio turnover rate                                       63%       107%          244%          368%         1.33%          228%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                0.69%      0.78%(c)    0.83%(d)       0.81%(d)      0.83%+      0.81%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
         (b) Amount represents less than $0.01.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
         (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Income Fund     For a Share outstanding throughout each period

                                                           Year        Year         Year         Year           Period        Year
                                                          ended        ended        ended        ended          ended        ended
Primary A Shares                                         03/31/00    03/31/99#    03/31/98     03/31/97#     03/31/96(b)    11/30/95
Operating performance:
Net asset value, beginning of period                     $  10.31      $ 10.55       $ 10.11      $ 10.42      $ 10.82     $  9.67
Net investment income                                        0.68         0.66          0.65         0.69         0.23        0.73
Net realized and unrealized gain/(loss) on
 investments                                                (0.78)       (0.14)         0.44        (0.18)       (0.40)       1.15
Net increase/(decrease) in net asset value from
 operations                                                 (0.10)        0.52          1.09         0.51        (0.17)       1.88
Distributions:
Dividends from net investment income                        (0.68)       (0.66)        (0.65)       (0.69)       (0.23)      (0.73)
Distributions from net realized capital gains               (0.00)(a)    (0.10)          --         (0.13)          --          --
Total dividends and distributions                           (0.68)       (0.76)        (0.65)       (0.82)       (0.23)      (0.73)
Net asset value, end of period                           $   9.53      $ 10.31       $ 10.55      $ 10.11      $ 10.42     $ 10.82
Total return++                                              (0.95)%       5.00%        11.07%        4.97%       (1.59)%     20.11%
======================================================   =========     ========      =========     ========     =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $118,458      $317,937      $263,840      $152,070     $65,081     $64,800
Ratio of operating expenses to average net assets         0.71%(c)     0.70%(c)       0.73%(c)      0.75%(c)     0.77%+       0.80%
Ratio of net investment income to average net assets       6.80%        6.27%         6.27%         6.73%        6.49%+       7.03%
Portfolio turnover rate                                    107%         94%           203%          278%           69%          96%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.90%(c)     0.80%(c)        0.83%(c)      0.85%(c)     0.87%+       0.93%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.
         (a) Amount represents less than $0.01 per share.
         (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (c) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations High Yield Bond Fund      For a Share outstanding throughout each period

                                                 Period ended
Primary A Shares                                  03/31/00*#

Operating performance:
Net asset value, beginning of period               $ 10.00
Net investment income                                 0.09
Net realized and unrealized gain (loss) on
 investments                                         (0.11)
Net increase (decrease) in net asset value from
 operations                                          (0.02)
Distributions:
Dividends from net investment income                 (0.08)
Distributions from net realized capital gains           --
Total dividends and distributions                    (0.08)
Net asset value, end of period                     $  9.90
Total return++                                       (0.12)%
================================================   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $9,394
Ratio of operating expenses to average net
 assets                                              0.93%+
Ratio of net investment income to average net
 assets                                              7.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     12.66%+


         * High Yield Bond Fund Primary A Shares commenced operations on February 14, 2000.
         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         # Per share net investment income has been calculated using the monthly average shares method.

Nations Short-Term Municipal
Income Fund                       For a Share outstanding throughout each period

                                                       Year          Year          Year          Year        Period         Year
                                                       ended         ended         ended         ended        ended         ended
Primary A Shares                                    03/31/00(c)   03/31/99(c)    03/31/98      03/31/97    03/31/96(b)    11/30/95
Operating performance:
Net asset value, beginning of period                   $ 10.10       $ 10.05       $  9.95      $ 9.98      $ 10.03        $  9.69
Net investment income                                     0.41          0.41          0.42        0.44         0.15           0.44
Net realized and unrealized gain/(loss) on
 investments                                             (0.16)         0.05          0.10       (0.03)       (0.05)          0.34
Net increase/(decrease) in net asset value from
 operations                                               0.25          0.46          0.52        0.41         0.10           0.78
Distributions:
Dividends from net investment income                     (0.41)        (0.41)        (0.42)      (0.44)       (0.15)         (0.44)
Distributions from net realized capital gains               --           --            --           --           --             --
Total dividends and distributions                        (0.41)        (0.41)        (0.42)      (0.44)       (0.15)         (0.44)
Net asset value, end of period                         $  9.94       $ 10.10       $ 10.05      $ 9.95      $  9.98        $ 10.03
Total return++                                            2.58%         4.71%         5.33%       4.15%        0.96%          8.16%
====================================================== =======       =======       =======      =======     =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $94,393       $79,002       $70,740      $61,072     $48,511         $49,961
Ratio of operating expenses to average net assets      0.40%(a)      0.40%(a)      0.40%(a)    0.40%(a)     0.40%+(a)      0.45%(a)
Ratio of net investment income to average net assets    4.16%         4.11%         4.17%       4.36%        4.37%+         4.38%
Portfolio turnover rate                                  90%           53%           94%          80%         16%            82%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.77%         0.80%         0.77%       0.84%        0.86%+         0.93%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (c) Per share net investment income has been calculated using the monthly average shares method.


Nations Intermediate Municipal
Bond Fund                         For a Share outstanding throughout each period

                                                     Year          Year         Year          Year        Period         Year
                                                     ended         ended        ended         ended        ended         ended
Primary A Shares                                  03/31/00(c)    03/31/99     03/31/98      03/31/97    03/31/96(b)    11/30/95
Operating performance:
Net asset value, beginning of period                 $ 10.30       $ 10.30      $ 10.01     $ 10.03     $ 10.17        $  9.24
Net investment income                                   0.47          0.47         0.48        0.48        0.16           0.48
Net realized and unrealized gain/(loss) on
 investments                                          (0.50)          0.07         0.33       (0.02)      (0.14)          0.93
Net increase/(decrease) in net asset value from
 operations                                           (0.03)          0.54         0.81        0.46        0.02           1.41
Distributions:
Dividends from net investment income                  (0.47)         (0.47)       (0.48)      (0.48)      (0.16)         (0.48)
Distributions from net realized capital gains         (0.02)         (0.07)       (0.04)         --          --             --
Total dividends and distributions                     (0.49)         (0.54)       (0.52)      (0.48)      (0.16)         (0.48)
Net asset value, end of period                      $  9.78        $ 10.30      $ 10.30     $ 10.01     $ 10.03        $ 10.17
Total return++                                        (0.27)%         5.33%        8.20%       4.63%       0.20%         15.60%
==================================================== ========      ========     ========    ========    =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $849,966      $918,367     $867,154    $108,204    $77,423        $73,897
Ratio of operating expenses to average net assets     0.50%(a)      0.50%(a)     0.50%(a)    0.50%(a)    0.50%+(a)      0.45%(a)
Ratio of net investment income to average net
 assets                                               4.75%         4.55%        4.65%       4.74%       4.75%+         4.91%
Portfolio turnover rate                                30%           40%          47%         21%          4%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.70%         0.68%        0.74%       0.81%       0.83%+         0.84%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
         (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Municipal Income Fund     For a Share outstanding throughout each period

                                                          Year         Year         Year         Year          Period        Year
                                                          ended        ended        ended        ended          ended        ended
Primary A Shares                                       03/31/00(c)   03/31/99     03/31/98     03/31/97      03/31/96(b)   11/30/95
Operating performance:
Net asset value, beginning of period                      $ 11.48    $ 11.46      $ 10.89      $ 10.84       $ 11.08       $   9.64
Net investment income                                        0.54       0.54         0.57         0.59          0.20           0.59
Net realized and unrealized gain/(loss) on investments      (0.78)      0.07         0.62         0.05         (0.24)          1.44
Net increase/(decrease) in net asset value from
 operations                                                 (0.24)      0.61         1.19         0.64         (0.04)          2.03
Distributions:
Dividends from net investment income                        (0.54)     (0.54)       (0.57)       (0.59)        (0.20)         (0.59)
Distributions from net realized capital gains               (0.01)     (0.05)       (0.05)         --            --             --
Total dividends and distributions                           (0.55)     (0.59)       (0.62)       (0.59)        (0.20)         (0.59)
Net asset value, end of period                            $ 10.69    $ 11.48      $ 11.46      $ 10.89       $ 10.84        $ 11.08
Total return++                                              (2.08)%     5.42%       11.12%        6.03%        (0.41)%        21.55%
========================================================= ========   ========     ========     =======       ========      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $552,650   $635,629     $456,485     $77,260       $68,022       $68,836
Ratio of operating expenses to average net assets         0.60%(a)   0.60%(a)     0.60%(a)     0.60%(a)      0.60%+(a)     0.60%(a)
Ratio of net investment income to average net assets        4.99%      4.71%        4.97%        5.41%         5.35%+        5.63%
Portfolio turnover rate                                     36%        11%          38%          25%            4%           49%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.82%      0.80%        0.84%        0.91%         0.91%+        0.88%

         + Annualized.
         ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
         (a) The effect of interest expense on the operating expense ratio was less than 0.01%
         (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
         (c) Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
         Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CSFB High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.

 Lipper Intermediate Municipal Funds Index - an unmanaged equally weighted performance index comprised of the 30 largest funds in the Lipper grouping of intermediate municipal bond funds, adjusted for capital gains and income dividends. It is not available for investment.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. It is not available for investment.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P/BARRA Value Index(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment.

 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. It is not available for investment.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an unmanaged index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1)S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

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

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
[GRAPHIC]
         Where to find more information

 You'll find more information about the Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255






        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:

[GRAPHIC]

Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645


[                 ]

[GRAPHIC]

Prospectus
Investor A, B and C Shares
August 1, 2001

Domestic Stock Funds
Nations Convertible Securities Fund

Nations Asset Allocation Fund

Nations Equity Income Fund

Nations Classic Value Fund Nations Value Fund

Nations Blue Chip Fund

Nations Strategic Growth Fund

Nations Marsico Growth & Income Fund

Nations Capital Growth Fund

Nations Aggressive Growth Fund

Nations Marsico Focused Equities Fund

Nations MidCap Growth Fund

Nations Marsico 21st Century Fund

Nations Small Company Fund

Nations Financial Services Fund

International Stock Funds
Nations Global Value Fund

Nations International Value Fund

Nations International Equity Fund

Nations Marisco International Opportunities Fund

Nations Emerging Markets Fund

Index Funds
Nations LargeCap Index Fund

Nations MidCap Index Fund

Nations SmallCap Index Fund

Nations Managed Index Fund

Government & Corporate Bond Funds
Nations Short-Term Income Fund

Nations Short-Intermediate Government Fund

Nations Government Securities Fund

Nations Intermediate Bond Fund

Nations Bond Fund

Nations Strategic Income Fund

Nations High Yield Bond Fund

Municipal Bond Funds
Nations Short-Term Municipal Income Fund

Nations Intermediate Municipal Bond Fund

Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                               -----------------
                                                               Not FDIC Insured
                                                               -----------------
                                                                May Lose Value
                                                               -----------------
                                                               No Bank Guarantee
                                                               -----------------

9                       [NATIONS FUNDS LOGO APPEARS HERE]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

               You'll find Terms used in
               this prospectus on page 251.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about five types of Nations Funds -- Domestic Stock, International Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 Each type of Fund has a different investment focus:

  o Domestic Stock Funds invest primarily in equity securities of U.S.
    companies

  o International Stock Funds invest primarily in equity securities of companies outside the United States

  o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they are all intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number and weighting of its holdings from those of the index to try to provide higher returns.

  o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock, International Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

 The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BAALLC) is the investment adviser to each of the Funds. BAALLC is responsible for the overall management and supervision of the investment management of each Fund. BAALLC and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

             You'll find more about
             BAALLC and the sub-advisers
             starting on page 163.

[GRAPHIC]
About the Funds

Nations Convertible Securities Fund                           7
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Asset Allocation Fund                                12
Sub-advisers: Banc of America Capital Management, LLC and
Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Equity Income Fund                                   17
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Classic Value Fund                                   22
Sub-adviser: Brandes Investment Partners, L.P.
----------------------------------------------------------
Nations Value Fund                                           26
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Blue Chip Fund                                       30
Sub-adviser: Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Strategic Growth Fund                                35
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Growth & Income Fund                         39
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Capital Growth Fund                                  44
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Aggressive Growth Fund                               48
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Focused Equities Fund                        53
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations MidCap Growth Fund                                   58
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico 21st Century Fund                            63
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Small Company Fund                                   67
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Financial Services Fund                              72
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Global Value Fund
Sub-adviser: Brandes Investment Partners, L.P.               76
----------------------------------------------------------

Nations International Value Fund                                  80
Sub-adviser: Brandes Investment Partners, L.P.
--------------------------------------------------------------
Nations International Equity Fund                                 85
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management LLC
--------------------------------------------------------------
Nations Marsico International Opportunities Fund                  90
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------
Nations Emerging Markets Fund                                     94
Sub-adviser: Gartmore Global Partners
--------------------------------------------------------------
Nations LargeCap Index Fund                                       99
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations MidCap Index Fund                                        103
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations SmallCap Index Fund                                      106
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Managed Index Fund                                       110
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Short-Term Income Fund                                   114
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Short-Intermediate Government Fund                       119
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Government Securities Fund                               124
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Intermediate Bond Fund                                   129
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Bond Fund                                                134
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Strategic Income Fund                                    139
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations High Yield Bond Fund                                     144
Sub-adviser: MacKay Shields LLC
--------------------------------------------------------------

Nations Short-Term Municipal Income Fund                 148
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Nations Intermediate Municipal Bond Fund                 153
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Nations Municipal Income Fund                            158
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Other important information                              163
------------------------------------------------------
How the Funds are managed                                165

[GRAPHIC]
About your investment

Information for investors
  Choosing a share class                                 178
  Buying, selling and exchanging shares                  191
  How selling and servicing agents are paid              200
  Distributions and taxes                                202
------------------------------------------------------
Financial highlights                                     206
------------------------------------------------------
Terms used in this prospectus                            253
------------------------------------------------------
Where to find more information                    back cover

[GRAPHIC]
About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 166.

[GRAPHIC]

             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

Nations Convertible Securities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund starting on
             page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Convertible Securities Fund has the following risks:

     o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
38.24%  21.34%  22.71%  -5.85%  24.11%  19.45%  21.96%  6.58%   26.76%  14.86%

             *Year-to-date return as of June 30, 2001:     %

        Best and worst quarterly returns during this period

  Best: :                 %
  Worst: :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CFSB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

                                                                         Since
                                     1 year     5 years    10 years   inception*
        Investor A Shares               8.23%    16.33%      17.75%     15.71%
        Investor B Shares               9.62%       --          --      16.08%
        Investor C Shares              13.22%       --          --      16.58%
        CSFB Convertible
          Securities Index             -7.83%    13.21%      14.72%          %

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none

        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%           0.65%         0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%         1.00%

        Other expenses                           0.35%           0.35%         0.35%
                                                 -----          ------        ------
        Total annual Fund operating expenses     1.25%           2.00%         2.00%
                                                 =====          ======        ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]

             You'll find more about
             BACAP and Chicago
             Equity, starting on
             page 166.

[GRAPHIC]

             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC]

        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes, however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:
  o changes in actual and expected earnings
  o unexpected changes in earnings
  o price-to-earnings ratio
  o dividend discount model
  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund starting on
             page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Asset Allocation Fund has the following risks:

     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss.
       These securities also can be subject to greater price volatility.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1995      1996      1997      1998      1999      2000
26.90%    15.66%    21.38%    21.09%    11.11%    -0.75%

             *Year-to-date return as of June 30, 2001:     %

        Best and worst quarterly returns during this period

  Best: :                 %
  Worst: :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                     Since
                        1 year       5 years      inception*
  Investor A Shares      -6.47%       12.05%        12.10%
  Investor B Shares      -6.09%       12.75%        12.77%
  Investor C Shares      -2.39%          --         11.97%
  S&P 500                -9.10%       18.33%            %

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none

        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%           0.65%        0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%        1.00%

        Other expenses                           0.35%           0.35%        0.35%
                                                 -----          ------       ------
        Total annual Fund operating expenses     1.25%           2.00%        2.00%
                                                 =====          ======       ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 166.

[GRAPHIC]

             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

Nations Equity Income Fund

[GRAPHIC]

        Investment objective
        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests in 60 to 90 companies with market capitalizations of at least $5 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow

  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund starting on
             page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider

     Nations Equity Income Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BAALLC and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1992    1993     1994     1995     1996     1997     1998     1999     2000
9.77%   12.47%   -1.29%   27.35%   19.61%   25.72%   3.25%    2.63%    -10.76%

             *Year-to-date return as of June 30, 2001:      %

        Best and worst quarterly returns during this period

  Best: :                 %
  Worst: :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                  Since
                        1 year      5 years     inception*
  Investor A Shares      -15.92        6.08%      9.32%
  Investor B Shares      -15.70%       6.37%      8.31%
  Investor C Shares      -12.28%       6.79%      9.05%
  S&P 500                 -9.10%      18.33%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are April 16, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none

        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%           0.65%          0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%

        Other expenses                           0.31%           0.31%          0.31%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.21%           1.96%          1.96%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]

             About the sub-adviser

             BAALLC is the Fund's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             Brandes on page 13.

[GRAPHIC]

             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

Nations Classic Value Fund

[GRAPHIC]

        Investment objective
        The Fund seeks growth of capital by investing in companies believed to be undervalued.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium sized companies. The Fund generally holds 40 to 75 securities which include common stocks, preferred stock and convertible securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund starting on
             page 10 and in the SAI.

[GRAPHIC]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

             o The Fund will normally invest no more than 5% of its assets in a single security.

             o It may not invest more than the higher of:

             o 20% of its assets in a single industry, or

             o 150% of the weighting of a single industry in the S&P 500 limited to less than 25% of its assets in a single industry, other than U.S. government securities).

[GRAPHIC]

     Risks and other things to consider
     Nations Classic Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

[GRAPHIC]

             For information about the performance of other stock funds managed by Brandes, see How the Funds are managed.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced operations on April 16, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                         5.75%          none           none

        Maximum deferred sales charge (load),
        as a % of net asset value                  none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)

        Management fees                           0.65%           0.65%          0.65%

        Distribution (12b-1) and shareholder
        servicing fees                            0.25%           1.00%          1.00%

        Other expenses(4)                         0.48%           0.48%          0.48%
                                                  -----          ------         ------
        Total annual Fund operating expenses(5)   1.38%           2.13%          2.13%
                                                  =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 21 for details.

        (2)This charge decreases over time. Please see page 21 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 21 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 23 for details.

        (4)Other expenses are based on estimates for the current fiscal year.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:
        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
        o you reinvest all dividends and distributions in the Fund
        o your investment has a 5% return each year
        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years
  Investor A Shares           $708       $908
  Investor B Shares           $716       $967
  Investor C Shares           $316       $667

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years
  Investor B Shares           $216       $667
  Investor C Shares           $216       $667

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 166.

[GRAPHIC]

             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

Nations Value Fund

[GRAPHIC]

        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

 o the quality of the company

 o the company's projected earnings and dividends

 o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

 o the stock's potential to provide total return

 o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

 o may limit the number of buy and sell transactions it makes

 o will try to sell shares that have the lowest tax burden on shareholders

 o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund starting on
             page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider
     Nations Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value.
       There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1991    1992   1993    1994    1995    1996     1997     1998     1999     2000
25.86%  7.12%  16.06%  -3.08%  35.78%  20.85%   26.30%   17.14%   0.99%    3.66%

             *Year-to-date return as of June 30, 2001:     %

        Best and worst quarterly returns during this period

  Best: :                 %
  Worst: :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization and is not available for investment.

                                                                       Since
                              1 year       5 years      10 years     inception*
  Investor A Shares           -2.29%       12.02%        13.77%       12.75%
  Investor B Shares           -1.15%       12.37%           --        13.36%
  Investor C Shares            2.07%       12.77%           --        13.48%
  S&P/BARRA Value Index        6.08%       16.81%        16.88%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                              Investor A     Investor B     Investor C
(Fees paid directly from your investment)       Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none

        Maximum deferred sales charge,
        as a % of net asset value                none(1)        5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                          0.65%           0.65%         0.65%

        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%         1.00%

        Other expenses                           0.29%           0.29%         0.29%
                                                 -----          ------        ------
        Total annual Fund operating expenses     1.19%           1.94%         1.94%
                                                 =====          ======        ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

      If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Chicago Equity on page 169.

[GRAPHIC]

             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund

[GRAPHIC]

        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 145 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Blue Chip Fund has the following risks:

     o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

         [Bar Chart Appears here]

        1995    1996    1997    1998    1999    2000
        35.78%  23.76%  32.70%  27.86%  21.16%  -9.28%

        *Year-to-date return as of June 30, 2001:    %

         Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

        The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                        Since
                           1 year        5 years      inception*
  Investor A Shares      -14.50%       16.81%        16.93%
  Investor B Shares      -14.10%          --         17.64%
  Investor C Shares      -10.76%          --         15.74%
  S&P 500                 -9.10%       18.33%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC]

        There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                   none(1)      5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                          0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.31%           0.31%          0.31%
                                                 -----          --------       --------
        Total annual Fund operating expenses     1.21%           1.96%          1.96%
                                                 =====          ========       ========

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

        This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 166.

[GRAPHIC]

             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]

        Investment objective

        The  Fund  seeks  long-term,   after-tax   returns  by  investing  in  a
        diversified portfolio of common stocks.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry
  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:
  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders
  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor A, Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                        [Bar chart appears here]

                        1999            2000
                        28.08%          -12.52%

              *Year-to-date return as of June 30, 2001:  %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                            Since
                              1 year       inception*
  Primary A Shares            -12.52%       17.74%
  S&P 500                      -9.10%            %

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                          0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.29%           0.29%          0.29%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.19%           1.94%          1.94%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods
      o you reinvest all dividends and distributions in the Fund
      o your investment has a 5% return each year
      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 167.

[GRAPHIC]

             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Marsico Growth & Income Fund has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar Chart appears here]


                 1998            1999            2000
                38.62%          52.11%          -15.47%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                Since
                                 1 year       inception*
  Investor A Shares            -20.32%       18.88%
  Investor B Shares            -20.26%       19.75%
  Investor C Shares            -16.91%       20.49%
  S&P 500                       -9.10%          --

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%          none           none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)        5.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                          0.75%           0.75%          0.75%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.35%           0.35%          0.35%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.35%           2.10%          2.10%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $705       $979        $1,273      $2,109
  Investor B Shares     $713       $958        $1,329      $2,240
  Investor C Shares     $313       $658        $1,129      $2,431

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $213       $658        $1,129      $2,240
  Investor C Shares     $213       $658        $1,129      $2,431

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 166.

[GRAPHIC]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Capital Growth Fund

[GRAPHIC]

        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500

     o established operating histories, strong balance sheets and favorable financial performance

     o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                        [Bar chart appears here]

        1993    1994    1995    1996    1997    1998    1999    2000
        7.53%  -1.55%   28.56%  18.29%  30.36%  29.73%  23.57% -12.17%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:     :           %
  Worst:     :          %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                     Since
                        1 year        5 years      inception*
  Investor A Shares      -17.23%       15.40%        14.26%
  Investor B Shares      -16.39%       15.71%        14.77%
  Investor C Shares      -13.53%       16.10%        14.33%
  S&P 500                 -9.10%       18.33%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                          0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.29%           0.29%          0.29%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.19%           1.94%          1.94%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund

[GRAPHIC]

        Investment objective

        The Fund seeks capital appreciation.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 1000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when if forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar chart appears here]

        1994    1995    1996    1997    1998    1999    2000
       -6.42%   27.30%  21.90%  29.59%  25.57%  8.83%  -26.40%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the indices do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by marked capitalization. The S&P 500 is not available for investment. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the S&P 500 Index is considered to be a more appropriate comparison.

                                                                 Since
                                      1 year       5 years     inception*
  Investor A Shares                    -30.65%        8.41%      10.16%
  Investor B Shares                    -30.05%        8.66%      10.95%
  Investor C Shares                    -27.56%        9.03%      11.25%
  S&P 500                               -9.10%       18.33%           %
  Russell 1000 Growth Index

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are July 26, 1993, May 20, 1994 and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge
        (load), as a % of net asset value        none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                          0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.35%           0.35%          0.35%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.25%           2.00%          2.00%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 167.

[GRAPHIC]

             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]

        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth
  o strong brand franchises that can take advantage of a changing global environment
  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets
  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Marsico Focused Equities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar chart appears here]

                        1998            1999            2000
                        50.14%          52.85%         -17.32%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:           :                 %
  Worst:           :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*
  Investor A Shares            -22.07%       21.38%
  Investor B Shares            -22.00%       22.39%
  Investor C Shares            -18.73%       23.16%
  S&P 500                       -9.10%            %

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge
        (load), as a % of net asset value        none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                          0.75%           0.75%          0.75%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.34%           0.34%          0.34%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.34%           2.09%          2.09%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $704       $976        $1,268      $2,098
  Investor B Shares     $712       $955        $1,324      $2,229
  Investor C Shares     $312       $655        $1,124      $2,421

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $212       $655        $1,124      $2,229
  Investor C Shares     $212       $655        $1,124      $2,421

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is an emerging growth fund?

             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund

[GRAPHIC]

        Investment objective
        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar Chart appears here]

        1993    1994    1995    1996    1997    1998    1999    2000
        11.66%  0.39%   29.71%  18.32%  20.48%  3.30%   43.45%  14.30%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:           :                 %
  Worst:           :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                   Since
                       1 year       5 years      inception*
  Investor A Shares      7.74%       17.87%        16.69%
  Investor B Shares      9.03%       18.18%        17.90%
  Investor C Shares     12.76%       18.59%        16.82%
  S&P MidCap 400        17.51%       20.41%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                          0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.33%           0.33%          0.33%
                                                 -----          ------         ------
        Total annual Fund operating expenses     1.23%           1.98%          1.98%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $693       $944        $1,213      $1,981
  Investor B Shares     $701       $921        $1,268      $2,113
  Investor C Shares     $301       $621        $1,068      $2,306

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $201       $621        $1,068      $2,113
  Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 167.

[GRAPHIC]

             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Marsico 21st Century Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund commenced operations on April 10, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

         There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A       Investor B        Investor C
        (Fees paid directly from your investment)       Shares         Shares            Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%            none              none
        Maximum deferred sales charge,
        as a % of net asset value                     none(1)          5.00%(2)          1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                               0.75%            0.75%             0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%            1.00%             1.00%
        Other expenses                                0.60%            0.60%             0.60%
                                                      -----            -----             -----
        Total annual Fund operating expenses          1.60%            2.35%             2.35%
                                                      =====            =====             =====

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $729       $1,052      $1,397      $2,369
  Investor B Shares     $738       $1,033      $1,455      $2,499
  Investor C Shares     $338       $  733      $1,255      $2,686

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
  Investor B Shares     $238       $733        $1,255      $2,499
  Investor C Shares     $238       $733        $1,255      $2,686

[GRAPHIC]

             About the sub-adviser
             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

Nations Small Company Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Small Company Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

     o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar chart appears here]

        1996            1997            1998            1999            2000
        19.92%          19.47%          1.22%           54.51%         -1.83%

              *Year-to-date return as of June 30, 2001: -- %

        Best and worst quarterly returns during this period

  Best:           :                 %
  Worst:           :                %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

                                                    Since
                        1 year       5 years      inception*
  Investor A Shares      -7.46%       15.71%        15.25%
  Investor B Shares      -6.89%       16.10%        15.75%
  Investor C Shares      -3.42%          --         10.65%
  Russell 2000           -3.02%       10.31%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are December 12, 1995, December 12, 1995 and August 1, 1997, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                          5.75%         none           none
        Maximum deferred sales charge
        (load), as a % of net asset value          none(1)       5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.90%         0.90 %         0.90 %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%         1.00 %         1.00 %
        Other expenses                             0.30%         0.30 %         0.30 %
                                                 ------         -------        -------
        Total annual Fund operating expenses       1.45%         2.20 %         2.20 %
        Fee waivers and/or reimbursements         (0.05)%       (0.05)%        (0.05)%
                                                 ------         -------        -------
        Total net expenses5                        1.40%         2.15 %         2.15 %
                                                 ======         =======        =======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $709       $1,007      $1,319      $2,210
  Investor B Shares     $718       $  983      $1,375      $2,340
  Investor C Shares     $318       $  683      $1,175      $2,530

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $218       $683        $1,175      $2,340
  Investor C Shares     $218       $683        $1,175      $2,530

[GRAPHIC]

             About the sub-adviser

             BAALLC is the Fund's investment adviser, and Banc of America Capital Management, LLC (BACAP) is its sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 14.

[GRAPHIC]

             What does a financial services fund invest in?

             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund

[GRAPHIC]

        Investment objective

        The Fund seeks growth of capital.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities and convertible securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when its reasonably valued.

 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

  o are increasing their revenues along with their earnings

  o can grow their revenues and earnings in a variety of interest rate environments

  o have both marketing expertise and superior technology

 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 11 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Financial Services Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

     o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Concentration risks - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investments.

     o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund. This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                   Investor A     Investor B     Investor C
(Fees paid directly from your investment)            Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                         5.75%           none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                 none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                           0.75%           0.75%          0.75%
        Distribution (12b-1) and shareholder
        servicing fees                            0.25%           1.00%          1.00%
        Other expenses(4)                         0.55%           0.55%          0.55%
                                                  -----          ------         ------
        Total annual Fund operating expenses(5)   1.55%           2.30%          2.30%
                                                  =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 14 for details.

        (2)This charge decreases over time. Please see page 14 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 14 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 16 for details.

        (4)Other expenses are based on estimates for the current fiscal year.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B, or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year     3 years
  Investor A Shares           $724       $1,037
  Investor B Shares           $733       $1,018
  Investor C Shares           $333       $  718

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                               1 year     3 years
  Investor B Shares           $233       $718
  Investor C Shares           $233       $718

[GRAPHIC]

             About the sub-adviser
             BAALLC is the Fund's investment adviser, and Brandes is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               Brandes on page 13.

[GRAPHIC]

             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Global Value Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries including the United States at any one time.

 The Fund primarily invests in equity services, including common stocks, preferred stocks, convertible securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 10 and in the SAI.

[GRAPHIC]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

              o The Fund will normally invest no more than 5% of its assets in a single security.

              o It may not invest more than the higher of:

                     o 20% of its assets in a single country or industry, or

                     o 150% of the weighting of a single country or industry in the MSCI World Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]

        Risks and other things to consider
        Nations Global Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund. This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

[GRAPHIC]

             For information about the performance of other global stock accounts managed by Brandes, see How the Funds are managed.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund commenced operations on April 16, 2001 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                   Investor A     Investor B     Investor C
(Fees paid directly from your investment)            Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                         5.75%           none           none
        Maximum deferred sales charge,
        as a % of net asset value                 none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                           0.90%           0.90%          0.90%
        Distribution (12b-1) and shareholder
        servicing fees                            0.25%           1.00%          1.00%
        Other expenses(4)                         0.50%           0.50%          0.50%
                                                  -----          ------         ------
        Total annual Fund operating expenses(5)   1.65%           2.40%          2.40%
                                                  =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 21 for details.

        (2)This charge decreases over time. Please see page 21 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 21 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 23 for details.

        (4)Other expenses are based on estimates for the current fiscal year.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year     3 years
  Investor A Shares           $733       $1,066
  Investor B Shares           $743       $1,048
  Investor C Shares           $343       $  748

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                               1 year     3 years
  Investor B Shares           $243       $748
  Investor C Shares           $243       $748

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its
             own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Brandes Investment Partners, L.P. (Brandes) is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Brandes on page 169.

[GRAPHIC]

             What is the Graham and
             Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[GRAPHIC]

        Principal investment strategies
        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

 The Master Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

     o The Fund will normally invest no more than 5% of its assets in a single security.

     o It may not invest more than the higher of:

      o 20% of its assets in a single country or industry, or

      o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

     o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations International Value Fund has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar Chart appears here]

           1996            1997            1998            1999            2000
           15.32%          20.38%          11.82%          52.43%          2.94%

              *Year-to-date return as of June 30, 2001: -- %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                       Since
                           1 year       5 years      inception*
  Investor A Shares       -2.97%      18.08%         17.92%
  Investor B Shares       -2.51%         --          18.76%
  Investor C Shares       1.25%          --          21.56%
  MSCI EAFE Index        -14.17%       7.13%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 27, 1995, May 22, 1998 and May 22, 1998, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                           5.75%           none           none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                          0.90%           0.90%          0.90%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.33%           0.33%          0.33%
                                                 ----           ------         ------
        Total annual Fund operating expenses     1.48%           2.23%          2.23%

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $718       $1,040      $1,383      $2,351
  Investor B Shares     $727       $1,021      $1,441      $2,481
  Investor C Shares     $327       $  721      $1,241      $2,668

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $227       $721        $1,241      $2,481
  Investor C Shares     $227       $721        $1,241      $2,668

[GRAPHIC]

             About the sub-advisers

             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management LLC (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Five portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Gartmore, INVESCO and
               Putnam on page 171, and
               on page 172.

[GRAPHIC]

             Why invest in an international
             stock fund?

             International stock funds invest
             in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

Nations International Equity Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations International Equity Fund has the following risks:

     o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be even greater risks involved, such as those of immature economies lesser developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar Chart appears here]

        1993    1994    1995    1996    1997    1998    1999    2000
        26.90%  2.21%   8.21%   8.14%   1.04%   16.40%  39.13% -15.33%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

                                                   Since
                        1 year       5 years     inception*
  Investor A Shares      -20.20%       7.14%       7.14%
  Investor B Shares      -19.79%       7.23%       7.88%
  Investor C Shares      -16.79%       7.66%       7.45%
  MSCI EAFE Index        -14.17%       7.13%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are June 3, 1992, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                           5.75%           none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                          0.80%           0.80%          0.80%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses                           0.35%           0.35%          0.35%
                                                 ----           ------         ------
        Total annual Fund operating expenses     1.40%           2.15%          2.15%
                                                 ====           ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $712       $1,002      $1,313      $2,193
  Investor B Shares     $721       $  982      $1,369      $2,323
  Investor C Shares     $321       $  682      $1,169      $2,513

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $221       $682        $1,169      $2,323
  Investor C Shares     $221       $682        $1,169      $2,513

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               Marsico Capital and James Gendelman on page 167.

[GRAPHIC]

             What is an international fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Marsico International Opportunities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund commenced operations on August 1, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                  Investor A     Investor B     Investor C
(Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                        5.75%           none           none
        Maximum deferred sales charge,
        as a % of net asset value                none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)(4)
        Management fees                          0.80%           0.80%          0.80%
        Distribution (12b-1) and shareholder
        servicing fees                           0.25%           1.00%          1.00%
        Other expenses(5)                        5.46%           5.46%          5.46%
                                                 -----          ------         ------
        Total annual Fund operating expenses     6.51%           7.26%          7.26%
                                                 =====          ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        (5)Other expenses are based on estimates for the current fiscal year.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $743       $1,993      $3,206      $6,082
  Investor B Shares     $753       $2,002      $3,285      $6,187
  Investor C Shares     $353       $1,708      $3,098      $6,307

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
  Investor B Shares     $253       $1,708      $3,098      $6,187
  Investor C Shares     $253       $1,708      $3,098      $6,307

[GRAPHIC]

             About the sub-adviser

             Gartmore Global Partners (Gartmore) is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               Gartmore on page 171.

[GRAPHIC]

             What's an emerging market?

             This Fund considers a country to
             be an emerging market if:

     o the International Finance Corporation has defined it as an emerging market,

     o it has a low-to-middle income economy according to the World Bank, or

     o it's listed as developing in World Bank publications.

             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

Nations Emerging Markets Fund

[GRAPHIC]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Emerging Markets Fund has the following risks:

     o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

        If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 33.

        The Fund can withdraw its entire investment from the master portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

                            [Bar Chart appears here]

            1996            1997            1998            1999           2000
            8.50%          -3.20%          -25.78%          96.09%       -35.30%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

                                                                      Since
                                         1 year        5 years      inception*
  Investor A Shares                    -39.03%        -1.40%        -1.68%
  Investor B Shares                    -38.89%        -1.33%        -1.52%
  Investor C Shares                    -36.41%        -0.82%        -1.24%
  S&P/IFC Investables Index            -30.28%        -3.25%

        *The inception dates of Investor A Shares Investor B Shares, and
         Investor C Shares is June 30, 1995. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                   Investor A     Investor B     Investor C
(Fees paid directly from your investment)            Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                            5.75%           none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                 none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                           1.00%           1.00%          1.00%
        Distribution (12b-1) and shareholder
        servicing fees                            0.25%           1.00%          1.00%
        Other expenses                            0.82%           0.82%          0.82%
                                                  ----           ------         ------
        Total annual Fund operating expenses(5)   2.07%           2.82%          2.82%
                                                  ====           ======         ======

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.15% for Investor A Shares, 2.90% for Investor B Shares and 2.90% for Investor C Shares until July 31, 2002. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $773       $1,187      $1,626      $2,841
  Investor B Shares     $785       $1,174      $1,689      $2,969
  Investor C Shares     $385       $  874      $1,489      $3,147

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $285       $874        $1,489      $2,969
  Investor C Shares     $285       $874        $1,489      $3,147

[GRAPHIC]

             About the sub-adviser
             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund

[GRAPHIC]

        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations LargeCap Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                            [Bar Chart appears here]

        1996            1997            1998            1999            2000

        22.22%          32.04%          28.06%          20.34%         -9.60%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                       Since
                           1 year       5 years      inception*
  Investor A Shares      -9.60%       17.59%        18.32%
  S&P 500                -9.10%       18.33%

        *The inception date of Investor A Shares is October 10, 1995. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Investor A
(Fees paid directly from your investment)                          Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.28%
                                                                ------
        Total annual Fund operating expenses                      0.93%
        Fee waivers and/or reimbursements                        (0.33)%
                                                                ------
        Total net expenses(2)                                     0.60%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $61        $263        $482        $1,113

[GRAPHIC]

             About the sub-adviser
             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund

[GRAPHIC]

        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic common stocks chosen for their market size, liquidity and industry representation. As of the date of this prospectus, the average weighted market capitalization of the companies in the S&P MidCap 400 was $3.7 billion. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations MidCap Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 33.

[GRAPHIC]

        A look at the Fund's performance

        Because the Fund commenced its operations on March 31, 2000 and has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.
             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Investor A
(Fees paid directly from your investment)                          Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses(1)                                         0.35%
                                                                ------
        Total annual Fund operating expenses                      1.00%
        Fee waivers and/or reimbursements                        (0.40%)
                                                                ------
        Total net expenses(2)                                     0.60%
                                                                ======

        (1)Other expenses are based on estimates for the current fiscal year.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $61        $279        $514        $1,188

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund

[GRAPHIC]

        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations SmallCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

               1997      1998      1999      2000
              27.55%    -1.89%     5.27%     9.20%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.

                                           Since
                             1 year      inception*
  Investor A Shares            9.20%       9.83%
  S&P SmallCap 600            11.80%           %

        *The inception date of Investor A Shares is October 15, 1996. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Investor A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.39%
                                                                ------
        Total annual Fund operating expenses                      1.04%
        Fee waivers and/or reimbursements                        (0.39)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

     This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

     This example assumes:

      o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $67        $293        $537        $1,237

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             What is a managed index fund?

             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

             With a managed index fund, the team starts with the stocks of a specific market index -- in this case, the S&P 500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

             There is no assurance that active management will result in a higher return than the index.

     Nations Managed Index Fund

[GRAPHIC]

        Investment objective
        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other instruments whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 200 to 350 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the team starts with the stocks included in the S&P 500. It then uses quantitative analysis, which is an analysis of a company's financial information, to:

    o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry
    o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock

 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

    o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate
    o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions
    o will try to keep portfolio turnover low, which helps to defer the realization of capital gains

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Managed Index Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

 [GRAPHIC]

             Many things affect a Fund's
             performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [BAR CHART APPEARS HERE]

           1997    1998      1999      2000
          33.19%  26.33%    17.41%   -11.14%

        *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:     :                 %
  Worst:     :                %

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                              Since
                               1 year       inception*
  Investor A Shares            -11.14%       17.67%
  S&P 500                       -9.10%

        *The inception date of Investor A Shares is July 31, 1996. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor A Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.29%
                                                                ------
        Total annual Fund operating expenses                      0.94%
        Fee waivers and/or reimbursements                        (0.19)%
                                                                ------
        Total net expenses(2)                                     0.75%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

       Example
       This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

       This example assumes:

        o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Fund

        o   your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $77        $281        $502        $1,137

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Corporate fixed income securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.
[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund

[GRAPHIC]

        Investment objective
        The Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:
  o corporate debt securities, including bonds, notes and debentures
  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations
  o asset-backed securities
  o U.S. government obligations

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

             1993     1994     1995    1996     1997     1998     1999    2000
             7.33%   -0.48%   11.08%   4.68%    5.82%    6.08%    3.00%   6.90%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.

                                                                           Since
                                                 1 year      5 years     inception*
        Investor A Shares                         5.79%        5.08%       5.10%
        Investor B Shares                         1.12%        4.67%       5.05%
        Investor C Shares                         5.11%        4.90%       4.90%
        Merrill Lynch 1-3 Year Treasury Index     7.99%        5.92%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                     Investor A     Investor B     Investor C
(Fees paid directly from your investment)                              Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                              1.00%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                                       none(1)        none           1.00%(2)
        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                                 0.30%          0.30%          0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                                  0.25%          1.00%          1.00%
        Other expenses                                                  0.31%          0.31%          0.31%
                                                                      ------         ------       --------
        Total annual Fund operating expenses                            0.86%          1.61%          1.61%
        Fee waivers and/or reimbursements                             (0.10)%        (0.10)%        (0.10)%
                                                                      ------         ------       --------
        Total net expenses(4)                                           0.76%          1.51%          1.51%
                                                                      ======         ======         ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $177       $362        $562        $1,141
  Investor B Shares     $154       $498        $867        $1,702
  Investor C Shares     $254       $498        $867        $1,903

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor C Shares     $154       $498        $867        $1,903

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund

[GRAPHIC]

        Investment objective
        The Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC]

        Principal investment strategies
        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

   When selecting individual investments, the team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on page 161
               and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Short-Intermediate Government Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased rick of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

           1992   1993   1994    1995   1996   1997    1998    1999    2000
           5.69%  7.84% -2.59%  12.22%  2.98%  7.03%   6.39%   0.23%   9.32%

              *Year-to-date return as of June 30, 2001:      %

        Best and worst quarterly returns during this period

  Best: :                  %
  Worst: :                 %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities.
        All dividends are reinvested.

                                                                 Since
                                       1 year      5 years     inception*
        Investor A Shares                5.84%       4.45%       5.76%
        Investor B Shares                5.47%       4.53%       4.49%
        Investor C Shares                7.77%       4.63%       4.89%
        Lehman Brothers Intermediate
        Government Bond Index           10.47%       6.19%         --

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 5, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                            Investor A     Investor B     Investor C
(Fees paid directly from your investment)                     Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                     3.25%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                              none(1)       3.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%         0.30%           0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                         0.25%         1.00%           1.00%
        Other expenses                                         0.29%         0.29%           0.29%
                                                               -----       --------        --------
        Total annual Fund operating expenses                   0.84%         1.59%           1.59%
                                                               =====       ========        ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

      (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $408       $585        $776        $1,330
  Investor B Shares     $462       $702        $866        $1,688
  Investor C Shares     $262       $502        $866        $1,889

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $162       $502        $866        $1,688
  Investor C Shares     $162       $502        $866        $1,889

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund

[GRAPHIC]

        Investment objective
        The Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations.

  o asset-backed securities or municipal securities.

  o corporate debt securities, including bonds, notes and debentures.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

   When selecting individual investments, the team:

    o looks at a fixed income security's potential to generate both income and price appreciation

    o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

    o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Government Securities Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

         o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased rick of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

         o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

         o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

    1992   1993    1994    1995    1996    1997     1998    1999     2000
    5.08%  7.61%  -5.32%  14.99%   2.28%   8.29%    8.16%  -3.29%   11.91%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

                                                                           Since
                                                 1 year      5 years     inception*
        Investor A Shares                          6.62%       4.31%       5.59%
        Investor B Shares                          7.07%       4.59%       4.56%
        Investor C Shares                         10.04%       4.71%       4.70%
        Lehman Brothers Government Bond Index     13.24%       6.49%       7.92%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are April 17, 1991, June 7, 1993, and July 6, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.
[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                               Investor A     Investor B     Investor C
(Fees paid directly from your investment)                        Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                        4.75%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                                 none(1)       5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.50%         0.50%          0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                            0.25%         1.00%          1.00%
        Other expenses                                            0.37%         0.37%          0.37%
                                                                 ------       --------       --------
        Total annual Fund operating expenses                      1.12%         1.87%          1.87%
        Fee waivers and/or reimbursements                        (0.15)%       (0.15)%        (0.15)%
                                                                 ------       --------       --------
        Total net expenses(5)                                     0.97%         1.72%          1.72%
                                                                 ======       ========       ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

      (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o  you reinvest all dividends and distributions in the Fund

        o  your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $569       $800        $1,050      $1,763
  Investor B Shares     $675       $873        $1,197      $1,982
  Investor C Shares     $275       $573        $  997      $2,178

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $175       $573        $997        $1,982
  Investor C Shares     $175       $573        $997        $2,178

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its
             own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master
             Portfolio.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]

             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

     Nations Intermediate Bond Fund

[GRAPHIC]

        Investment objective
        The Fund seeks to obtain interest income and capital appreciation.

[GRAPHIC]

        Principal investment strategies
        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

 The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Master Portfolio may invest in private placements to seek to enhance its yield.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate Government/Corporate Bond Index.

  When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider
     Nations Intermediate Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Master Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

             1995    1996    1997     1998    1999     2000
            14.54%   3.14%   6.54%    7.32%   0.02%    7.96%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Intermediate Government/
        Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested.

                                                                             Since
                                                   1 year      5 years     inception*
        Investor A Shares                            4.44%       4.34%       4.83%
        Investor B Shares                            2.15%       4.54%       5.21%
        Investor C Shares                           13.10%        --         6.52%
        Lehman Brothers Intermediate Government/
        Corporate Bond Index                        10.12%       6.11%

        *The inception dates of Investor A Shares, Investor B Shares, and
         Investor C Shares are January 24, 1994, October 20, 1999 and November 20, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Investor A     Investor B     Investor C
(Fees paid directly from your investment)                          Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price per share                         3.25%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                                  none(1)       3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                             0.40%         0.40%         0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                              0.25%          1.00%        1.00%
        Other expenses                                              0.41%          0.41%        0.41%
                                                                    -----        --------     --------
        Total annual Fund operating expenses                        1.06%          1.81%        1.81%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

      (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $430       $652        $891        $1,579
  Investor B Shares     $484       $769        $980        $1,930
  Investor C Shares     $284       $569        $980        $2,127

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $184       $569        $980        $1,930
  Investor C Shares     $184       $569        $980        $2,127

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

             This Fund was formerly known as Nations Investment Grade Bond
             Fund.

 Nations Bond Fund

[GRAPHIC]

        Investment objective
        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:
  o corporate debt securities, including bonds, notes and debentures
  o U.S. government obligations
  o foreign debt securities denominated in U.S. dollars
  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations
  o asset-backed securities
  o municipal securities

     The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation
  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows
  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

        Risks and other things to consider
        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE]

       1993    1994    1995    1996    1997     1998    1999     2000
      10.61%  -3.51%  17.05%   1.92%   8.26%    6.94%  -1.45%    9.83%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                           Since
                                                 1 year      5 years     inception*
        Investor A Shares                         6.30%       4.32%       5.63%
        Investor B Shares                         6.01%       4.40%       4.98%
        Investor C Shares                         7.98%       4.43%       5.56%
        Lehman Brothers Aggregate Bond Index     11.63%       6.46%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 19, 1992, June 7, 1993 and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                Investor A     Investor B     Investor C
(Fees paid directly from your investment)                          Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases
        as a % of offering price                                     3.25%          none           none
        Maximum deferred sales charge (load)
        as a % of net asset value                                    none(1)       3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.40%          0.40%          0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                              0.25%          1.00%          1.00%
        Other expenses                                              0.27%          0.27%          0.27%
                                                                    -----        --------       --------
        Total annual Fund operating expenses                        0.92%          1.67%          1.67%
                                                                    =====        ========       ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 or details.

      (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $416       $609        $818        $1,421
  Investor B Shares     $470       $726        $907        $1,777
  Investor C Shares     $270       $526        $907        $1,976

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $170       $526        $907        $1,777
  Investor C Shares     $170       $526        $907        $1,976

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             High yield debt securities

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield debt securities. High yield debt securities offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Strategic Income Fund

[GRAPHIC]

        Investment objective
        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade debt securities.

 The Fund may invest in:
  o corporate debt securities
  o U.S. government obligations
  o foreign debt securities denominated in U.S. dollars or foreign currencies
  o mortgage-related securities issued by governments and non-government issuers

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund will limit its investments in foreign securities to one-third of total assets. The Fund may engage in forward foreign currency contracts to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:
    o looks at a fixed income security's potential to generate both income and price appreciation
    o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change
    o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

    o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk
    o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

     Risks and other things to consider

     Nations Strategic Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Withholding taxes also may apply to some foreign investments.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
       Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

     o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield
       Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. BAALLC and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations
       Strategic Income Fund for services provided directly. BAALLC and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1993      1994        1995       1996       1997       1998      1999     2000
15.62%    -2.74%      20.61%     2.21%      8.32%      7.27%     -2.93%   7.77%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

                                                                        Since
                                              1 year      5 years     inception*
        Investor A Shares                         2.65%       3.42%       6.20%
        Investor B Shares                         1.86%       3.50%       5.34%
        Investor C Shares                         5.97%       3.87%       6.36%
        Lehman Brothers Aggregate Bond Index     11.63%       6.46%         --

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 25, 1992, June 7, 1993 and November 9, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                             Investor A   Investor B   Investor C
(Fees paid directly from your investment)                     Shares       Shares       Shares
        Maximum sales charge (load) imposed on purchases,
        as a % of offering price                                4.75%       none         none

        Maximum deferred sales charge
        as a % of net asset value                              none(1)      5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)

        Management fees                                         0.50%       0.50  %      0.50  %

        Distribution (12b-1) and shareholder servicing fees     0.25%       1.00  %      1.00  %

        Other expenses                                          0.33%       0.33  %      0.33  %
                                                              ------       --------     --------
        Total annual Fund operating expenses                    1.08%       1.83  %      1.83  %
        Fee waivers and/or reimbursements                      (0.10)%     (0.10) %     (0.10) %
                                                              ------       --------     --------
        Total net expenses(5)                                   0.98%       1.73   %     1.73   %
                                                              ======       ========     ========

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $570       $793        $1,034      $1,723
  Investor B Shares     $676       $866        $1,181      $1,943
  Investor C Shares     $276       $566        $  981      $2,140

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
  Investor B Shares     $176       $566        $981        $1,943
  Investor C Shares     $176       $566        $981        $2,140

[GRAPHIC]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAALLC is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. MacKay Shields High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]

               You'll find more about
               MacKay Shields and
               its High Yield Portfolio Management Team on page 173.

[GRAPHIC]

             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund

[GRAPHIC]

        Investment objective

        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC]

        Principal investment strategies

        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.

  The Master Portfolio invests primarily in:
  o Domestic corporate high yield debt securities, including private placements
  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements
  o Zero-coupon bonds
  o U.S. government obligations
  o Equity securities (up to 25% of its assets), which may include convertible securities

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  When selecting investments for the portfolio, the team:
  o focuses on individual security selection ("bottom-up" analysis)
  o uses fundamental credit analysis
  o emphasizes current income while attempting to minimize risk to principal
  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring
  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations High Yield Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
       Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

        A look at the Fund's performance
        Because the Fund commenced its operations on February 14, 2000 and has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                             Investor A   Investor B   Investor C
(Fees paid directly from your investment)      Shares       Shares       Shares
        Maximum sales charge (load)
        imposed on purchases,
        as a % of offering price                4.75%        none         none

        Maximum deferred sales charge
        as a % of net asset value               none(1)       5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)

        Management fees                         0.55%         0.55  %      0.55  %

        Distribution (12b-1) and shareholder

        servicing fees                          0.25%         1.00  %      1.00  %

        Other expenses                          0.38%         0.38  %      0.38  %
                                                -----        --------     --------
        Total annual Fund operating expenses6   1.18%         1.93  %      1.93  %
                                                =====        ========     ========

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the expense limitations shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $590       $  936      $1,305      $2,341
  Investor B Shares     $696       $1,012      $1,455      $2,552
  Investor C Shares     $296       $  712      $1,255      $2,738

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $196       $712        $1,255      $2,552
  Investor C Shares     $196       $712        $1,255      $2,738

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Lowest risk, lowest income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

Nations Short-Term Municipal Income Fund

[GRAPHIC]

        Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[GRAPHIC]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

The Fund may invest up to 20% of its assets in:
  o short-term debt securities that are taxable, like commercial paper
  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]

     Risks and other things to consider
     Nations Short-Term Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased rick of loss. These securities also can be subject to greater price volatility.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change.
       Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Short-Term Municipal Income Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1994        1995        1996        1997        1998        1999        2000
0.27%       8.05%       3.97%       4.54%       4.53%       2.31%       5.37%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best: :               %
  Worst: :              %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

                                                           Since
                                1 year      5 years     inception*
  Investor A Shares                4.32%       3.93%       4.04%
  Investor B Shares               -0.40%       3.50%       3.88%
  Investor C Shares                3.69%       3.75%       4.16%
  Lehman Brothers 3-Year
   Municipal Bond Index            6.23%       4.65%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 2, 1993, October 12, 1993 and May 19, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                 Investor A     Investor B     Investor C
(Fees paid directly from your investment)          Shares         Shares         Shares
        Maximum sales charge (load) imposed on
        purchases, as a % of offering price         1.00%         none           none

        Maximum deferred sales charge (load),
        as a % of net asset value                   none(1)       none           1.00%(2)

        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)

        Management fees                             0.30%          0.30%         0.30  %
        Distribution (12b-1) and shareholder
        servicing fees                              0.25%          1.00%         1.00  %
        Other expenses                              0.36%          0.36%         0.36  %
                                                  ------         ------         --------
        Total annual Fund operating expenses        0.91%          1.66%         1.66  %
        Fee waivers and/or reimbursements          (0.26)%        (0.26)%       (0.26) %
                                                  ------         ------         --------
        Total net expenses(4)                       0.65%          1.40%         1.40   %
                                                  ======         ======         ========

        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

      Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $166       $362        $574        $1,185
  Investor B Shares     $143       $498        $878        $1,743
  Investor C Shares     $243       $498        $878        $1,944

      If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor C Shares     $143       $498        $878        $1,944

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Moderate risk, moderate income potential

             This Fund has relatively moderate risk compared with the other Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it also could earn less income.

 Nations Intermediate Municipal Bond Fund

[GRAPHIC]     Investment objective

        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]     Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:
  o short-term debt securities that are taxable, like commercial paper
  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds
 The Fund may invest up to 10% of its total assets in high yield debt securities

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

     The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]      Risks and other things to consider

  Nations Intermediate Municipal Bond Fund has the following risks:

  o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

  o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

  o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased rick of loss. These securities also can be subject to greater price volatility.

  o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

  o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

  o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

  o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Intermediate Municipal Bond Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1994         1995        1996         1997        1998         1999        2000
-4.78%       14.55%      3.83%        7.16%       5.25%        -1.46%      7.89%

              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:               :               %
  Worst:              :              %

[GRAPHIC]
             The Fund's returns in this table reflect sales charges. The returns shown for the indices do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lipper Intermediate Municipal Funds Index, a composite of the annual return of mutual funds having an investment goal similar to that of the Fund. Prior to August 1, 2001, the Fund compared its performance to the Lehman 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because Lipper Intermediate Municipal Funds Index is considered to be a more appropriate comparison.

                                                                                  Since
                                                        1 year      5 years     inception*
        Investor A Shares                             4.35%        3.80%       4.21%
        Investor B Shares                             4.09%        3.92%       4.16%
        Investor C Shares                             6.09%        4.00%       5.58%
        Lipper Intermediate Municipal Funds Index     8.55%        4.66%         --
        Lehman 7-year Municipal Bond Index              --           --          --

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 17, 1993, December 2, 1993 and November 3, 1994, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                     Investor A     Investor B     Investor C
(Fees paid directly from your investment)              Shares         Shares         Shares
        Maximum sales charge (load) imposed on
        purchases, as a % of offering price           3.25%         none           none
        Maximum deferred sales charge (load), as
        a % of net asset value                        none(1)       3.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the
           Fund's assets)
        Management fees                               0.40%         0.40%          0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%         1.00%          1.00%
        Other expenses                                0.28%         0.28%          0.28%
                                                    ------         ------       --------
        Total annual Fund operating expenses          0.93%         1.68%          1.68%
        Fee waivers and/or reimbursements           (0.18)%       (0.18)%        (0.18)%
                                                    ------        -------       --------
        Total net expenses(5)                         0.75%         1.50%          1.50%
                                                    ======        =======       ========

        (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o  you reinvest all dividends and distributions in the Fund

        o  your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $399       $595        $807        $1,416
  Investor B Shares     $453       $712        $896        $1,772
  Investor C Shares     $253       $512        $896        $1,972

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $153       $512        $896        $1,772
  Investor C Shares     $153       $512        $896        $1,972

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 166.

[GRAPHIC]

             Highest risk, highest income potential

             This Fund has the relatively highest risk of the Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a Fund's portfolio's will fluctuate in response to a change in interests rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund

[GRAPHIC]    Investment objective

        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]     Principal investment strategies

        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in:
  o short-term debt securities that are taxable, like commercial paper
  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return and hedge some of the risks of its investments in fixed income securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows.

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund starting on
               page 161 and in the SAI.

[GRAPHIC]     Risks and other things to consider

     Nations Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased rick of loss. These securities also can be subject to greater price volatility.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility. There is the risk that the other party in an interest rate swap, futures or other transactions will not fulfill or be able to complete its contractual obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of Nations Municipal Income Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.

[GRAPHIC]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

1992    1993     1994      1995     1996      1997     1998      1999      2000
8.22%   13.34%   -7.62%    19.27%   4.50%     9.34%    5.78%     -4.28%    9.79%
              *Year-to-date return as of June 30, 2001:    %

        Best and worst quarterly returns during this period

  Best:                 :               %
  Worst:                :               %

[GRAPHIC]

             The Fund's returns in this table reflect sales charges. The returns shown for the index do not reflect sales charges.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

                                                                 Since
                                       1 year      5 years     inception*
  Investor A Shares                   4.54%       3.88%       6.18%
  Investor B Shares                   4.94%       4.06%       4.75%
  Investor C Shares                   7.84%       4.32%       5.58%
  Lehman Brothers Municipal
   Bond Index                        11.68%       5.84%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are February 1, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load) imposed
        on purchases, as a % of offering price       4.75%        none           none
        Maximum deferred sales charge
        (load), as a % of net asset value            none(1)       5.00%(2)       1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the
            Fund's assets)
        Management fees                              0.50%          0.50%          0.50%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%          1.00%
        Other expenses                               0.29%          0.29%          0.29%
                                                   ------         --------       --------
        Total annual Fund operating expenses         1.04%          1.79%          1.79%
        Fee waivers and/or reimbursements           (0.19)%       (0.19)%        (0.19)%
                                                   ------         --------       --------
        Total net expenses(5)                        0.85%          1.60%          1.60%
                                                   ======         ========       ========

        (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.

        (2) This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.

        (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

        (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Fund

        o   your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $558       $773        $1,005      $1,672
  Investor B Shares     $663       $845        $1,152      $1,892
  Investor C Shares     $263       $545        $  952      $2,090

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
  Investor B Shares     $163       $545        $952        $1,892
  Investor C Shares     $163       $545        $952        $2,090

[GRAPHIC]      Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

      o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      o Investment in Nations Funds Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Funds Money Market Funds. BAALLC and its affiliates are entitled to receive fees from the Nations Funds Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BAALLC may waive fees which they are entitled to receive from either the Nations Funds Money Market Funds or the Funds.

      o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

      o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Fund. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      o Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Funds, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to the approval of the Board, Bank of America and its affiliates may in the future provide other services to the Funds and be compensated for them, including, without limitation, transfer agency and interfund lending services.

      o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are expected to be no more than 50%, 100% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]      How the Funds are managed

[GRAPHIC]
             Banc of America Advisors, LLC.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAALLC is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BAALLC is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAALLC an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAALLC uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAALLC has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAALLC will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAALLC can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                       Maximum     Actual fee
                                                      advisory      paid last
                                                         fee       fiscal year
  Nations Convertible Securities Fund                   0.65%        0.65%
  Nations Asset Allocation Fund                         0.65%        0.58%
  Nations Equity Income Fund                            0.65%        0.56%
  Nations Classic Value Fund                             .65%         N/A
  Nations Value Fund                                    0.65%        0.67%
  Nations Blue Chip Fund(1)                             0.65%        0.65%
  Nations Strategic Growth Fund                         0.65%        0.66%
  Nations Marsico Growth & Income Fund(1)               0.75%        0.76%
  Nations Capital Growth Fund                           0.65%        0.66%
  Nations Aggressive Growth Fund                        0.65%        0.66%
  Nations Marsico Focused Equities Fund(1)              0.75%        0.76%
  Nations MidCap Growth Fund                            0.65%        0.66%
  Nations Marsico 21st Century Fund(1)                  0.75%          --
  Nations Small Company Fund                            0.90%        0.78%
  Nations Financial Services Fund                       0.75%         N/A
  Nations Global Value Fund                             0.90%         N/A
  Nations International Value Fund(1)                   0.90%        0.81%
  Nations International Equity Fund(1)                  0.80%        0.81%
  Nations Marsico International Opportunities Fund(1)   0.80%          --
  Nations Emerging Markets Fund                         1.00%        0.38%
  Nations LargeCap Index Fund                           0.40%        0.05%
  Nations MidCap Index Fund                             0.40%          --
  Nations SmallCap Index Fund                           0.40%        0.15%
  Nations Managed Index Fund                            0.40%        0.19%
  Nations Short-Term Income Fund                        0.30%        0.21%
  Nations Short-Intermediate Government Fund            0.30%        0.29%
  Nations Government Securities Fund                    0.50%        0.40%
  Nations Intermediate Bond Fund1                       0.40%        0.40%
  Nations Bond Fund                                     0.40%        0.42%
  Nations Strategic Income Fund                         0.50%        0.34%
  Nations High Yield Bond Fund1                         0.55%        0.55%
  Nations Short-Term Municipal Income Fund              0.30%        0.00%
  Nations Intermediate Municipal Bond Fund              0.40%        0.23%
  Nations Municipal Income Fund                         0.50%        0.31%

  (1) These Funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BAALLC is the investment adviser to each Master Portfolio.

 Investment sub-advisers
 Nations Funds and BAALLC engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BAALLC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAALLC may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BAALLC and the Funds have applied for relief from the SEC to permit the Funds to act on many of BAALLC's recommendations with approval only by the Funds' Board and not by Fund shareholders. BAALLC or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BAALLC and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 60 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                           BACAP Team
  Nations Convertible Securities Fund          Income Strategies Team
  Nations Asset Allocation Fund                Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Equity Income Fund                   Income Strategies Team
  Nations Value Fund                           Value Strategies Team
  Nations Strategic Growth Fund                Growth Strategies Team
  Nations Capital Growth Fund                  Growth Strategies Team
  Nations Aggressive Growth Fund               Growth Strategies Team
  Nations MidCap Growth Fund                   Growth Strategies Team
  Nations Small Company Fund                   SmallCap Strategies Team
  Nations Financial Services Fund              Growth Strategies Team
  Nations LargeCap Index Fund                  Quantitative Strategies Team
  Nations MidCap Index Fund                    Quantitative Strategies Team
  Nations SmallCap Index Fund                  Quantitative Strategies Team
  Nations Managed Index Fund                   Quantitative Strategies Team
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Bond Fund                            Fixed Income Management Team
  Nations Strategic Income Fund                Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team

(1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Capital is an indirect, wholly-owned subsidiary of Bank of America Corporation.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

  o Nations Marsico International Opportunities Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar domestic stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997

                                                Janus Twenty
                                                  Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of August 7, 1997

                                                 Janus Growth
                                                  and Income
                                                   Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]
             Chicago Equity Partners, LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]
             Brandes Investment
             Partners, L.P.

             11988 El Camino Real
             Suite 500
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations Classic Value Fund, Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds.

 Performance of other international stock funds and accounts managed by Brandes

 Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. Nations International Value Fund has been in operation since December 27, 1995. The tables below are designed to show you how a composite of similar equity accounts managed by Brandes performed over various periods in the past.

 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the period ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

     Average annual total returns as of March 31, 2001

                                      Brandes
                                 U.S. Value Equity      Russell 1000
                                   Composite (%)       Value Index (%)
  one year                           47.98%                 0.27%
  three years                         4.09%                 3.85%
  five years                         14.52%                14.24%
  since inception (6/30/91)          15.27%                15.65%

     Annual total returns as of December 31

                 Brandes
            U.S. Value Equity      Russell 1000
              Composite (%)       Value Index (%)
  2000           34.46%                7.02%
  1999          (12.45)%               7.35%
  1998            1.69%               15.63%
  1997           32.99%               35.18%
  1996           29.47%               21.64%
  1995           20.98%               38.36%
  1994          ( 3.54)%              (1.98)%
  1993           24.00%               18.07%
  1992           23.40%               13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

 The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

     Average annual total returns as of March 31, 2001

                      Brandes
                   Global Equity      MSCI World
                   Composite (%)       Index (%)
  one year           23.32%            (25.10)%
  three years        12.05%              0.93%
  five years         19.48%              8.21%
  ten years          18.58%              9.37%

     Annual total returns as of December 31

               Brandes
            Global Equity      MSCI World
            Composite (%)       Index (%)
  2000       23.16%          (13.18)%
  1999       20.92%           24.93%
  1998       13.08%           24.34%
  1997       28.14%           15.76%
  1996       22.38%           13.48%
  1995       20.81%           20.72%
  1994      ( 2.34)%         ( 5.08)%
  1993       39.71%           22.50%
  1992       12.23%          ( 5.23)%
  1991       37.07%           18.29%
  1990      (11.79)%         (17.02)%
  1989       13.04%           16.61%
  1988       26.02%           23.29%
  1987      ( 2.57)%          16.16%
  1986       20.77%           41.89%
  1985       35.55%           40.57%
  1984        7.09%            4.72%
  1983       39.91%           21.93%
  1982       29.86%            9.71%
  1981       13.56%          ( 4.78)%
  1980       34.28%           25.67%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of December 31, 2000

                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                            %               %
  three years                         %               %
  five years                          %               %
  since inception (6/30/90)           %               %

     Annual total returns as of December 31

               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  2000              %                  %
  1999         53.42%             29.96%
  1998         15.03%             20.33%
  1997         20.00%              1.78%
  1996         16.34%              6.05%
  1995         13.75%             11.21%
  1994         (2.98)%             7.78%
  1993         40.86%             32.56%
  1992          6.28%            (12.17)%
  1991         40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]
             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is co-investment sub-adviser to:

  o Nations International Equity Master Portfolio

 Gartmore is the investment sub-adviser to:

  o Nations Emerging Markets Fund

 Gartmore's [    ] team is responsible for the day-to-day investment decisions for its portion of the Master Portfolio. Nations International Equity Master Portfolio is co-managed by five portfolio managers:

 Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

[GRAPHIC]
             INVESCO Global Asset Management (N.A), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.


 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


[GRAPHIC]
             Putnam Investment
             Management LLC

             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management LLC
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.


[GRAPHIC]
             MacKay Shields LLC


             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

 Prior performance of other high yield accounts managed by MacKay Shields
 Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CSFB High Yield Index for the periods ending December 31, 2000. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 2000

                                                    CSFB
                              MacKay Shields     High Yield
                               Composite (%)     Index (%)
  one year                          %                %
  three years                       %                %
  five years                        %                %
  since inception (7/1/91)          %                %

     Annual total returns as of December 31

                                              CSFB
                        MacKay Shields     High Yield
                         Composite (%)     Index (%)
  2000                        %                    %
  1999                    10.7%                3.3%
  1998                     5.0%                0.6%
  1997                    15.9%               12.6%
  1996                    19.6%               12.4%
  1995                    21.2%               17.4%
  1994                     2.6%               (1.0)%
  1993                    23.1%               18.9%
  1992                    23.4%               16.7%
  1991 (since 7/1/91)     12.8%               12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAALLC is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAALLC and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:


  Domestic Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International Stock Funds                                    0.22%
  Index Funds                                                  0.23%
  Government and Corporate Bond Funds
  (except Nations High Yield Bond Fund)                        0.22%
  Municipal Bond Funds                                         0.22%

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]
               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.


[GRAPHIC]
               Before you invest,
               please note that,
               over time,distribution
               (12b-1) and shareholder
               servicing fees will increase
               the cost of your investment,
               and may cost you more than
               any sales charges you may
               pay. For more information,
               see How selling and
               servicing agents
               are paid.


[GRAPHIC]
         Choosing a share class


 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, which don't offer Investor B Shares to new investors.

 Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                             Nations
                                        Short-Intermediate
                                         Government Fund,        Nations
                                             Nations            Government
                                           Intermediate      Securities Fund,
                           Nations          Bond Fund,      Nations Strategic
                         Short-Term          Nations           Income Fund,
                        Income Fund,        Bond Fund,      Nations High Yield
                           Nations           Nations            Bond Fund,       All Domestic
                         Short-Term        Intermediate          Nations        Stock Funds and
                          Municipal         Municipal           Municipal        International
Investor A Shares        Income Fund        Bond Fund          Income Fund        Stock Funds
 Maximum amount you       no limit          no limit            no limit            no limit
 can buy
 Maximum front-end         1.00%             3.25%               4.75%               5.75%
 sales charge
 Maximum deferred          none              none                none                none
 sales charge1
 Maximum annual            0.25%            0.25%               0.25%               0.25%
 distribution         distribution     distribution        distribution        distribution
 and shareholder        (12b-1)/          (12b-1)/            (12b-1)/            (12b-1)/
 servicing fees       service fee(2)     service fee         service fee         service fee
 Conversion feature        none             none                none                none

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see page 177 for details.


(2) These Funds pays this fee under a separate servicing plan.

                                                      Nations               Nations
                                                Short-Intermediate        Government
                                                 Government Fund,      Securities Fund,
                                               Nations Intermediate    Nations Strategic
                                Nations             Bond Fund,           Income Fund,
                              Short-Term              Nations               Nations
                                Income,             Bond Fund,            High Yield
                                Nations               Nations             Bond Fund,          All Domestic
                              Short-Term           Intermediate             Nations         Stock Funds and
                               Municipal             Municipal             Municipal         International
Investor B Shares             Income Fund            Bond Fund            Income Fund         Stock Funds
 Maximum amount you           $250,000             $250,000               $250,000             $250,000
 can buy
 Maximum front-end               none                none                   none                 none
 sales charge
 Maximum deferred                none               3.00%(1)               5.00%(1)             5.00%(1)
 sales charge
 Redemption fee                  none                none                   none                 none
 Maximum annual                  0.75%               0.75%                  0.75%                0.75%
 distribution and         distribution and      distribution           distribution         distribution
 shareholder servicing    (12b-1) fee and      (12b-1) fee and        (12b-1) fee and      (12b-1) fee and
 fees                    0.25% service fee    0.25% service fee      0.25% service fee    0.25% service fee
 Conversion feature             none                 yes                    yes                  yes

(1)This charge decreases over time. Please see page 179 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 179 for details.


                                                     Nations              Nations
                                               Short-Intermediate        Government
                                                Government Fund,      Securities Fund,
                                              Nations Intermediate   Nations Strategic
                               Nations             Bond Fund,           Income Fund,
                              Short-Term             Nations              Nations
                             Income Fund,          Bond Fund,            High Yield
                               Nations               Nations             Bond Fund,        All Domestic
                              Short-Term          Intermediate            Nations         Stock Funds and
                              Municipal             Municipal            Municipal         International
Investor C Shares            Income Fund            Bond Fund           Income Fund         Stock Funds
 Maximum amount you           no limit             no limit              no limit            no limit
 can buy
 Maximum front-end              none                 none                  none                none
 sales charge
 Maximum deferred               1.00%                1.00%                 1.00%               1.00%
 sales charge1
 Redemption fee                 none                 none                  none                none
 Maximum annual                 0.75%               0.75%                  0.75%               0.75%
 distribution and           distribution         distribution          distribution        distribution
 shareholder servicing   (12b-1) fee and     (12b-1) fee and        (12b-1) fee and     (12b-1) fee and
 fees                    0.25% service fee   0.25% service fee      0.25% service fee   0.25% service fee
 Conversion feature             none                 none                  none                none

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 183 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.


[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
         About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge

        o  you're reinvesting distributions


        The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

Nations Short-Term Income Fund
Nations Short-Term Municipal Income Fund
                                                                            Amount
                                                                           retained
                                                                          by selling
                                Sales charge          Sales charge           agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought               per share            per share            per share
$0-$99,999                         1.00%                1.01%                0.75%
$100,000-$249,999                  0.75%                0.76%                0.50%
$250,000-$999,999                  0.50%                0.50%                0.40%
$1,000,000 or more                 0.00%                0.00%                1.00%(1)


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
                                Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought               per share            per share          per share
$0-$99,999                          3.25%                3.36%               3.00%
$100,000- $249,999                  2.50%                2.56%               2.25%
$250,000- $499,999                  2.00%                2.04%               1.75%
$500,000- $999,999                  1.50%                1.53%               1.25%
$1,000,000 or more                  0.00%                0.00%               1.00%(1)


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund
                                                                          Amount
                                                                          retained
                                                                          by selling
                                Sales charge          Sales charge        agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought               per share            per share          per share
$0-$49,999                          4.75%                4.99%              4.25%
$50,000-$99,999                     4.50%                4.71%              4.00%
$100,000-$249,999                   3.50%                3.63%              3.00%
$250,000-$499,999                   2.50%                2.56%              2.25%
$500,000-$999,999                   2.00%                2.04%              1.75%
$1,000,000 or more                  0.00%                0.00%              1.00%(1)

     (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
         on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

   All Domestic Stock Funds and all International Stock Funds
                                                                    Amount retained
                          Sales charge          Sales charge        by selling agents
                          as a % of the        as a % of the        as a % of the
                         offering price       net asset value       offering price
  Amount you bought         per share            per share          per share
$0-$49,999                   5.75%                6.10%               5.00%
$50,000-$99,999              4.50%                4.71%               3.75%
$100,000-$249,999            3.50%                3.63%               2.75%
$250,000-$499,999            2.50%                2.56%               2.00%
$500,000-$999,999            2.00%                2.04%               1.75%
$1,000,000 or more           0.00%                0.00%               1.00%(1)

(1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.


        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]
        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund.


        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o  you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 186

 The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------   ---------------------------------------------------------------------
                                                                                    Shares
                                                                                     you
                                                                                    bought        Shares
                                       Shares                                    on or after       you
                                     you bought    Shares you bought between       1/1/1996       bought
                                        after       8/1/1997 and 11/15/1998       and before      before
                                     11/15/1998    in the following amounts:       8/1/1997      1/1/1996
                                    ------------   --------------------------   -------------   ---------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them            3.0%           3.0%            2.0%          none       4.0%
 the second year you own them           3.0%           2.0%            1.0%          none       3.0%
 the third year you own them            2.0%           1.0%           none           none       3.0%
 the fourth year you own them           1.0%           none           none           none       2.0%
 the fifth year you own them           none            none           none           none       2.0%
 the sixth year you own them           none            none           none           none       1.0%
 after six years of owning them        none            none           none           none       none


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
--------------------------------- -------------------------------------------------------------------------
                                                                                        Shares
                                                                                         you
                                                                                        bought      Shares
                                     Shares                                          on or after     you
                                   you bought       Shares you bought between          1/1/1996     bought
                                      after          8/1/1997 and 11/15/1998          and before    before
                                   11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                  ------------ ------------------------------------ ------------- ---------
                                                              $250,000-   $500,000-
                                                $0-$249,999    $499,999   $999,999
 the first year you own them      5.0%         4.0%          3.0%        2.0%            none       5.0%
 the second year you own them     4.0%         3.0%          2.0%        1.0%            none       4.0%
 the third year you own them      3.0%         3.0%          1.0%        none            none       3.0%
 the fourth year you own them     3.0%         2.0%          none        none            none       2.0%
 the fifth year you own them      2.0%         1.0%          none        none            none       2.0%
 the sixth year you own them      1.0%         none          none        none            none       1.0%
 after six years of owning them   none         none          none        none            none       none

All Domestic Stock Funds and International Stock Funds


If you sell your shares
during the following year:                                   You'll pay a CDSC of:
---------------------------------  -------------------------------------------------------------------------
                                                                                         Shares
                                                                                          you
                                                                                         bought      Shares
                                      Shares                                          on or after     you
                                    you bought       Shares you bought between          1/1/1996     bought
                                       after          8/1/1997 and 11/15/1998          and before    before
                                    11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                   ------------ ------------------------------------ ------------- ---------
                                                               $250,000-   $500,000-
                                                 $0-$249,999    $499,999   $999,999
 the first year you own them          5.0%          5.0%          3.0%        2.0%         none       5.0%
 the second year you own them         4.0%          4.0%          2.0%        1.0%         none       4.0%
 the third year you own them          3.0%          3.0%          1.0%        none         none       3.0%
 the fourth year you own them         3.0%          3.0%          none        none         none       2.0%
 the fifth year you own them          2.0%          2.0%          none        none         none       2.0%
 the sixth year you own them          1.0%          1.0%          none        none         none       1.0%
 after six years of owning them       none          none          none        none         none       none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund
                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
      $0-$499,999                               six years
    $500,000-$999,999                           five years
  before August 1, 1997                         six years

Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
  after November 15, 1998                        eight years
  between August 1, 1997
  and November 15, 1998
      $0-$249,999                                nine years
    $250,000-$499,999                            six years
    $500,000-$999,999                            five years
  before August 1, 1997                          eight years

        All Domestic Stock Funds and International Stock Funds

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
       $0-$249,000                             nine years
    $250,000-$499,999                          six years
    $500,000-$999,999                         five years
  before August 1, 1997                       nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

        o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

        o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

        o  Conversions are free from federal tax.

[GRAPHIC]
        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o  you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 186

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.


[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge


        Front-end sales charges
        (Investor A Shares)


        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o  banks, trust companies and thrift institutions acting as fiducuaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o  employees or partners of any service provider to the Funds

        o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds wrap fee accounts and other managed agency/asset allocation accounts


        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares of all Funds except Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
           Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

           o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

           o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

           o be an employer-sponsored plan with at least 100 eligible participants, or

           o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)


        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o the following retirement plan distributions (except in the case of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund):

           o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           o  a tax-free return of an excess contribution to an IRA

           o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

         Buying, selling and exchanging shares


[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                         Ways to
                       buy, sell or
                         exchange
                    -----------------
Buying shares       In a lump sum


                    Using our
                    Systematic
                    Investment Plan
                    -----------------
Selling shares      In a lump sum


                    Using our
                    Automatic
                    Withdrawal Plan
                    -----------------
Exchanging shares   In a lump sum


                    Using our
                    Automatic
                    Exchange
                    Feature



                              How much you can buy,
                                sell or exchange                              Other things to know
                    ---------------------------------------- -----------------------------------------------------
Buying shares       minimum initial investment:              There is no limit to the amount you can invest in
                    o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                    o $500 for traditional and Roth IRA      $250,000 in Investor B Shares.
                      accounts
                                                             Investor B Shares are only available to existing
                    o $250 for certain fee-based accounts    shareholders of Nations Short-Term Income Fund
                    o no minimum for certain retirement      and Nations Short-Term Municipal Income Fund.
                      plan accounts like 401(k) plans and
                      SEP accounts, but other restrictions
                      apply
                      minimum additional investment:
                    o $100 for all accounts
                       minimum initial investment:           You can buy shares twice a month, monthly or
                    o $100                                   quarterly, using automatic transfers from your
                      minimum additional investment:         bank account.
                    o $50
                    -------------------------------------------------------------------------------------------------
Selling shares      o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                    shares by telephone, otherwise there     selling and send you or your selling agent the
                    are no limits to the amount you can      balance, usually within three business days of
                    sell                                     receiving your order.
                    o other restrictions may apply to        If you paid for your shares with a check that
                    withdrawals from retirement plan         wasn't certified, we'll hold the sale proceeds
                    accounts                                 when you sell those shares for at least 15 days
                                                             after the trade date of the purchase, or until the
                                                             check has cleared.
                    o minimum $25 per withdrawal             Your account balance must be at least $10,000
                                                             to set up the plan. You can make withdrawals
                                                             monthly, quarterly or yearly. We'll send your
                                                             money by check or deposit it directly to your
                                                             bank account. No CDSC is deducted if you
                                                             withdraw 12% or less of the value of your shares
                                                             in a class.
                    ----------------------------------------------------------------------------------------------
Exchanging shares   o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                             Investor A shares of any other Nations Fund,
                                                             except Index Funds. You won't pay a front-end
                                                             sales charge, CDSC or redemption fee on the
                                                             shares you're exchanging.
                                                             You can exchange your Investor B Shares for:
                                                             o Investor B Shares of any other Nations Fund,
                                                               except Nations Funds Money Market Funds
                                                             o Investor B Shares of Nations Reserves Money
                                                               Market Funds
                                                             You can exchange your Investor C Shares for:
                                                             o Investor C Shares of any other Nations Fund,
                                                               except Nations Funds Money Market Funds
                                                             o Investor C Shares of Nations Reserves Money
                                                               Market Funds
                                                             If you received Investor C Shares of a Fund from
                                                             an exchange of Investor A Shares of a Managed
                                                             Index Fund, you can also exchange these shares
                                                             for Investor A Shares of an Index Fund.
                                                             You won't pay a CDSC on the shares you're
                                                             exchanging.
                                                             You can exchange Investor A Shares of an Index
                                                             Fund for Investor A Shares of any other Index
                                                             Fund.
                     o minimum $25 per exchange              You must already have an investment in the
                                                             Funds into which you want to exchange. You can
                                                             make exchanges monthly or quarterly.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

        o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

        o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

        o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

        o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]


             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

             o Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

             o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

             o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

             o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

             o  $500 for traditional and Roth individual retirement accounts
                (IRAs)


             o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

             o  $100 using our Systematic Investment Plan

             o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


        Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

             o  You can buy shares twice a month, monthly or quarterly.

             o You can choose to have us transfer your money on or about the 15th or the last day of the month.

             o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]

               For more information
               about telephone orders,
               see page 190.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

             o We'll deduct any CDSC from the amount you're selling and send you the balance.

             o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

             o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

             o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

             o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

             o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

             o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

             o  We can delay payment of the sale proceeds for up to seven days.

             o Other restrictions may apply to retirement plan accounts. For more information these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

             o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

             o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers

             o  under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

             o Your account balance must be at least $10,000 to set up the plan.

             o If you set up the plan after you've opened your account, your signature must be guaranteed.

             o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

             o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

             o We'll send you a check or deposit the money directly to your bank account.

             o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

             o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

             o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

             o You may only make an exchange into a Fund that is legally sold in your state of residence.

             o You generally may only make an exchange into a Fund that is accepting investments.

             o We may limit the number of exchanges you can make within a specified period of time.

             o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

             o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


     Exchanging Investor A Shares

             o You can exchange Investor A Shares of an Index Fund for Investor A Shares of any other Index Fund.

             o If you received Investor A Shares of a Managed Index Fund through a conversion of Investor C Shares originally bought through a 401(k) plan, you can also exchange your shares for:

                o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

                o  Investor C Shares of Nations Reserves Money Market Funds

             o You can exchange Investor A Shares of the other Funds for Investor A Shares of any other Nations Fund, except Index Funds.

        Here are some rules for exchanging Investor A Shares:

             o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

             o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

             o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

             o If you received Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

                o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds; or

                o  Investor B Shares of Nations Reserves Money Market Funds.


           A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.


     Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

             o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

             o  Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Funds Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

             o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

             o  Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

     Here's how automatic exchanges work:

             o  Send your request to PFPC in writing or call 1.800.321.7854.

             o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

             o You must already have an investment in the Funds you want to exchange.

             o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

             o  The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

         o up to 5.00% of the offering price per share of Investor A Shares of the Domestic Stock Funds and International Stock Funds. The commission is paid from the sales charge we deduct when you buy your shares

         o up to 4.25% of the offering price per share of Investor A Shares of the Government & Corporate Bond and Municipal Bond Funds. The commission is paid from the sales charge we deduct when you buy your shares

         o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

         o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

(1) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund pay this fee under a separate servicing plan.


 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o   additional amounts on all sales of shares:

      o an amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares of the Index Funds

      o up to 1.00% of the offering price per share of Investor A Shares of all other Funds

      o   up to 1.00% of the net asset value per share of Investor B Shares

      o   up to 1.00% of the net asset value per share of Investor C Shares

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAALLC, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BAALLC and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]         Distributions and taxes


[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain, at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                           Frequency of
Fund                                                   income distributions
 Nations Convertible Securities Fund                        quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Classic Value Fund                                  annually
 Nations Value Fund                                          monthly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations Financial Services Fund                             annually
 Nations Global Value Fund                                   annually
 Nations International Value Fund                            annually
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 The distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.



[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]


               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends received deduction.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Funds -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o   treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o   the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid for in securities or other property) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]   Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997; and the financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities
Fund                             For a Share outstanding throughout each period

                                                      Year ended          Period ended
Investor A Shares*                                     03/31/01             03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 22.17               $ 18.31
Net investment income                                    0.51                  0.46
Net realized and unrealized gain (loss) on
 investments                                           ( 2.05)                 5.26
Net increase in net asset value from operations        ( 1.54)                 5.72
Distributions:
Dividends from net investment income                   ( 0.55)               ( 0.45)
Distributions from net realized capital gains          ( 4.04)               ( 1.41)
Total dividends and distributions                      ( 4.59)               ( 1.86)
Net asset value, end of period                        $ 16.04               $ 22.17
Total return++                                         ( 7.88)%               33.68%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $315,857              $369,488
Ratio of operating expenses to average net assets        1.24%(a)(b)           1.22%+(b)
Ratio of net investment income (loss) to average net
 assets                                                  2.86%                 1.96%+
Portfolio turnover rate                                    73%                   65%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.25%(a)              1.23%+

                                                     Period ended   Year ended       Year ended       Year ended
Investor A Shares*                                     05/14/99      02/28/99         02/28/98        02/28/97**
Operating performance:
Net asset value, beginning of period                   $  17.34     $ 17.28          $ 17.35          $ 16.42
Net investment income                                      0.12        0.51             0.58             0.57
Net realized and unrealized gain (loss) on
 investments                                               0.96        0.25             2.89             2.34
Net increase in net asset value from operations            1.08        0.76             3.47             2.91
Distributions:
Dividends from net investment income                     ( 0.11)     ( 0.52)          ( 0.59)          ( 0.57)
Distributions from net realized capital gains                --      ( 0.18)          ( 2.95)          ( 1.41)
Total dividends and distributions                        ( 0.11)     ( 0.70)          ( 3.54)          ( 1.98)
Net asset value, end of period                         $  18.31     $ 17.34          $ 17.28          $ 17.35
Total return++                                             6.25%       4.64%           21.54%           18.53%
=====================================================   ========     ========         ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $352,000    $356,000         $391,000         $309,000
Ratio of operating expenses to average net assets          1.30%+      1.15%(a)         1.10%(a)         1.18%(a)
Ratio of net investment income (loss) to average net
 assets                                                    3.07%+      2.97%            3.35%            3.40%
Portfolio turnover rate                                      16%        66%               69%             124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.32%+      1.16%(a)         1.12%(a)         1.19%(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into Convertible Securities Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities    For a Share outstanding throughout each period
Fund

                                                     Year ended          Period ended     Period ended     Period ended
Investor B Shares*                                    03/31/01             03/31/00#        05/14/99        02/28/99**
Operating performance:
Net asset value, beginning of period                  $ 22.06               $ 18.27           $ 17.30         $ 17.67
Net investment income                                    0.35                  0.44              0.09            0.22
Net realized and unrealized gain/(loss) on
 investments                                           ( 2.00)                 5.12              0.96          ( 0.17)
Net increase in net asset value from operations        ( 1.65)                 5.56              1.05            0.05
Distributions:
Dividends from net investment income                   ( 0.45)               ( 0.36)           ( 0.08)         ( 0.24)
Distributions from net realized capital gains          ( 4.04)               ( 1.41)              --           ( 0.18)
Total dividends and distributions                      ( 4.49)               ( 1.77)           ( 0.08)         ( 0.42)
Net asset value, end of period                        $ 15.92               $ 22.06           $ 18.27         $ 17.30
Total return++                                         ( 8.49)%               32.76%             6.10%           0.44%
=========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $49,763               $11,175           $4,000           $3,000
Ratio of operating expenses to average net assets        1.99%(a)(b)           1.97%+(b)         2.06%+          1.96%+(a)
Ratio of net investment income to average net
 assets                                                  2.08%                 1.21%+            2.34%+          2.14%+
Portfolio turnover rate                                    73%                   65%               16%             66%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.00%(a)              1.98%+            2.08%+          1.97%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund     For a Share outstanding throughout each
                                        period

                                                    Year ended          Period ended
Investor C Shares*                                   03/31/01             03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 22.23               $ 18.35
Net investment income                                   0.35                  0.38
Net realized and unrealized gain on investments       ( 2.02)                 5.22
Net increase in net asset value from operations       ( 1.67)                 5.60
Distributions:
Dividends from net investment income                  ( 0.44)                ( 0.31)
Distributions from net realized capital gains         ( 4.04)                ( 1.41)
Total dividends and distributions                     ( 4.48)                ( 1.72)
Net asset value, end of period                        $ 16.08               $ 22.23
 Total return++                                       ( 8.50)%               32.81%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $9,827                 $3,033
 Ratio of operating expenses to average net assets      1.99%(a)(b)           1.97%+(b)
Ratio of net investment income to average net
 assets                                                 2.08%                 1.21%+
 Portfolio turnover rate                                 73%                   65%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)              1.98%+

                                                   Period ended     Year ended     Year ended   Period ended
Investor C Shares*                                   05/14/99        02/28/99       02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                $ 17.37        $ 17.24          $ 17.30      $ 16.24
Net investment income                                  0.10           0.40             0.48         0.32
Net realized and unrealized gain on investments        0.97           0.31             2.89         2.43
Net increase in net asset value from operations        1.07           0.71             3.37         2.75
Distributions:
Dividends from net investment income                 ( 0.09)        ( 0.40)          ( 0.48)      ( 0.28)
Distributions from net realized capital gains           --          ( 0.18)          ( 2.95)      ( 1.41)
Total dividends and distributions                    ( 0.09)        ( 0.58)          ( 3.43)      ( 1.69)
Net asset value, end of period                       $ 18.35       $ 17.37          $ 17.24      $ 17.30
Total return++                                         6.17%          4.29%           20.97%       17.47%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $4,000         $4,000           $3,000       $1,000
 Ratio of operating expenses to average net assets     1.80%+         1.65%(a)         1.60%        1.66%+
Ratio of net investment income to average net
 assets                                                2.56%+         2.45%            2.85%        2.85%+
 Portfolio turnover rate                                 16%            66%              69%         124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.07%+         1.91%(a)         1.86%        1.91%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC, and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor C Shares commenced operations on October 21, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund     For a Share outstanding throughout each period

                                                      Year ended             Period ended
Investor A Shares*,***                                03/31/01#                03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 24.35                  $ 23.40
Net investment income                                    0.50                     0.43
Net realized and unrealized gain (loss) on
 investments                                           ( 2.82)                    1.59
Net increase in net asset value from operations        ( 2.32)                    2.02
Distributions:
Dividends from net investment income                   ( 0.50)                  ( 0.35)
Distributions from net realized capital gains          ( 1.21)                  ( 0.72)
Total dividends and distributions                      ( 1.71)                  ( 1.07)
Net asset value, end of period                         $ 20.32                 $ 24.35
 Total return++                                        (10.05)%                   8.99%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $231,520                  $83,412
Ratio of operating expenses to average net assets        1.23%(a)(b)              1.20%+(a)(b)
Ratio of net investment income (loss) to average net
 assets                                                  2.20%                    1.60%+
 Portfolio turnover rate                                   88%                      84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.25%(a)                 1.27%+(a)

                                                    Period ended   Year ended   Year ended   Year ended
Investor A Shares*,***                                05/14/99      02/28/99     02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                  $ 22.50        $ 21.41      $ 19.40      $ 17.52
Net investment income                                    0.10           0.55         0.52         0.48
Net realized and unrealized gain (loss) on
 investments                                             0.91           2.48         3.72         2.50
Net increase in net asset value from operations          1.01           3.03         4.24         2.98
Distributions:
Dividends from net investment income                   ( 0.11)        ( 0.45)      ( 0.47)      ( 0.46)
Distributions from net realized capital gains              --         ( 1.49)      ( 1.76)      ( 0.64)
Total dividends and distributions                      ( 0.11)        ( 1.94)      ( 2.23)      ( 1.10)
Net asset value, end of period                         $ 23.40        $ 22.50     $ 21.41      $ 19.40
Total return++                                           4.50%          14.72%      23.07%       17.64%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $72,000         $72,000     $49,000      $35,000
 Ratio of operating expenses to average net assets       1.18%+          0.94%       1.03%        1.25%
Ratio of net investment income (loss) to average net
 assets                                                  2.01%+          2.64%       2.67%        2.59%
Portfolio turnover rate                                    20%            114%         67%         116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.20%+          0.94%       1.09%        1.94%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund    For a Share outstanding throughout each period

                                                   Year ended
Investor B Shares*                                 03/31/01#
Operating performance:
Net asset value, beginning of period                 $ 24.24
Net investment income                                   0.33
Net realized and unrealized gain on investments       ( 2.81)
Net increase in net asset value from operations       ( 2.48)
Distributions:
Dividends from net investment income                  ( 0.33)
Distributions from net realized capital gains         ( 1.21)
Total dividends and distributions                     ( 1.54)
Net asset value, end of period                       $ 20.22
Total return++                                        (10.73)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $104,745
 Ratio of operating expenses to average net assets      1.98%(a)(b)
Ratio of net investment income to average net
 assets                                                 1.45%
Portfolio turnover rate                                   88%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)

                                                    Period ended        Period ended   Period ended
Investor B Shares*                                    03/31/00#           05/14/99      02/28/99**
Operating performance:
Net asset value, beginning of period                  $ 23.32                 $ 22.45       $ 23.17
Net investment income                                    0.47                    0.06          0.22
Net realized and unrealized gain on investments          1.39                    0.89          0.75
Net increase in net asset value from operations          1.86                    0.95          0.97
Distributions:
Dividends from net investment income                   ( 0.22)                 ( 0.08)       ( 0.20)
Distributions from net realized capital gains          ( 0.72)                     --        ( 1.49)
Total dividends and distributions                      ( 0.94)                 ( 0.08)       ( 1.69)
Net asset value, end of period                         $ 24.24                $ 23.32       $ 22.45
Total return++                                          8.31%                   4.26%         4.59%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $121,644                 $10,000        $6,000
Ratio of operating expenses to average net assets        1.95%+(a)(b)            1.95%+        1.74%+
Ratio of net investment income to average net
 assets                                                  0.85%+                  1.26%+        1.92%+
Portfolio turnover rate                                   84%                      20%         114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.02%+(a)               1.97%+        1.74%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund     For a Share outstanding throughout each period

                                                    Year ended             Period ended
Investor C Shares*                                   03/31/01#                03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 24.27                  $ 23.33
Net investment income                                   0.33                     0.42
Net realized and unrealized gain/(loss) on
 investments                                          ( 2.82)                    1.43
Net increase in net asset value from operations       ( 2.49)                    1.85
Distributions:
Dividends from net investment income                  ( 0.33)                  ( 0.19)
Distributions from net realized capital gains         ( 1.21)                  ( 0.72)
Total dividends and distributions                     ( 1.54)                  ( 0.91)
Net asset value, end of period                       $ 20.24                  $ 24.27
Total return++                                        (10.74)%                   8.24%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 2,532                   $2,305
Ratio of operating expenses to average net assets       1.98%(a)(b)              1.95%+(a)(b)
Ratio of net investment income to average net
 assets                                                 1.45%                    0.85%+
Portfolio turnover rate                                   88%                      84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)(b)              2.02%+(a)

                                                  Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                  05/14/99      02/28/99     02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 22.45        $ 21.36      $ 19.40      $ 17.23
Net investment income                                   0.05           0.44         0.41         0.19
Net realized and unrealized gain/(loss) on
 investments                                            0.92           2.49         3.66         2.80
Net increase in net asset value from operations         0.97           2.93         4.07         2.99
Distributions:
Dividends from net investment income                  ( 0.09)        ( 0.35)      ( 0.36)      ( 0.18)
Distributions from net realized capital gains           --           ( 1.49)      ( 1.75)      ( 0.64)
Total dividends and distributions                     ( 0.09)        ( 1.84)      ( 2.11)      ( 0.82)
Net asset value, end of period                       $ 23.33        $ 22.45      $ 21.36      $ 19.40
Total return++                                          4.31%         14.23%       22.10%       17.69%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,000         $2,000       $2,000       $1,000
 Ratio of operating expenses to average net assets      1.67%+         1.44%        1.52%        1.94%+
Ratio of net investment income to average net
 assets                                                 1.52%+         2.14%        2.17%        2.31%+
Portfolio turnover rate                                   20%           114%          67%         116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.96%+         1.69%        1.58%        3.26%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund       For a Share outstanding throughout each period

                                                       Year                   Year
                                                      ended                   ended
Investor A Shares                                    03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                 $ 11.52                 $ 11.31
Net investment income                                   0.09                    0.12
Net realized and unrealized gain on investments       ( 2.27)                   0.36
Net increase in net asset value from operations       ( 2.18)                   0.48
Distributions:
Dividends from net investment income                  ( 0.09)                 ( 0.12)
Distributions from net realized capital gains         ( 0.53)                 ( 0.15)
Total dividends and distributions                     ( 0.62)                 ( 0.27)
Net asset value, end of period                       $  8.72                 $ 11.52
Total return++                                        (19.75)%                  4.26%
========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $21,475                 $33,569
 Ratio of operating expenses to average net assets      1.12%(a)(b)             1.10%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.81%                   1.00%
Portfolio turnover rate                                  139%                     54%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.12%(a)                1.10%(a)

                                                       Year                Year             Year
                                                       ended               ended            ended
Investor A Shares                                    03/31/99#           03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                 $ 13.89               $ 12.26          $ 13.11
Net investment income                                   0.20                  0.26             0.36
Net realized and unrealized gain on investments       ( 1.45)                 3.77             1.58
Net increase in net asset value from operations       ( 1.25)                 4.03             1.94
Distributions:
Dividends from net investment income                  ( 0.20)               ( 0.24)          ( 0.38)
Distributions from net realized capital gains         ( 1.13)               ( 2.16)          ( 2.41)
Total dividends and distributions                     ( 1.33)               ( 2.40)          ( 2.79)
Net asset value, end of period                       $ 11.31               $ 13.89          $ 12.26
Total return++                                        ( 9.87)%               36.92%           15.30%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $51,278               $68,006          $47,891
 Ratio of operating expenses to average net assets      1.05%(a)(b)           1.11%(a)         1.16%(a)
Ratio of net investment income to average net
 assets                                                 1.67%                 1.97%            2.84%
Portfolio turnover rate                                  69%                    74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.05%(a)              1.11%(a)         1.16%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund        For a Share outstanding throughout each period

                                                     Year ended             Year ended
Investor B Shares                                     03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                 $ 11.51                 $ 11.31
Net investment income                                     --                    0.03
Net realized and unrealized gain on investments       ( 2.26)                   0.36
Net increase in net asset value from operations       ( 2.26)                   0.39
Distributions:
Dividends from net investment income                  ( 0.02)                 ( 0.04)
Distributions from net realized capital gains         ( 0.53)                 ( 0.15)
Total dividends and distributions                     ( 0.55)                 ( 0.19)
Net asset value, end of period                       $  8.70                 $ 11.51
Total return++                                        (20.35)%                  3.43%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $42,724                 $73,966
Ratio of operating expenses to average net assets       1.87%(a)(b)             1.85%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.06%                   0.25%
Portfolio turnover rate                                  139%                     54%
Ratio of operating expenses to average net assets
without waivers and/or expense reimbursements           1.87%(a)                1.85%(a)

                                                     Year ended          Year ended       Year ended
Investor B Shares                                    03/31/99#            03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                 $ 13.87                $ 12.25          $ 13.10
Net investment income                                   0.11                   0.17             0.31
Net realized and unrealized gain on investments       ( 1.45)                  3.77             1.57
Net increase in net asset value from operations       ( 1.34)                  3.94             1.88
Distributions:
Dividends from net investment income                  ( 0.09)                ( 0.16)          ( 0.32)
Distributions from net realized capital gains         ( 1.13)                ( 2.16)          ( 2.41)
Total dividends and distributions                     ( 1.22)                ( 2.32)          ( 2.73)
Net asset value, end of period                       $ 11.31                $ 13.87          $ 12.25
Total return++                                        (10.49)%                36.02%           14.76%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $107,747             $144,929          $108,055
Ratio of operating expenses to average net assets       1.80%(a)(b)            1.78%(a)         1.66%(a)
Ratio of net investment income to average net
 assets                                                 0.92%                  1.30%            2.34%
Portfolio turnover rate                                   69%                   74%             102%
Ratio of operating expenses to average net assets
without waivers and/or expense reimbursements           1.80%(a)               1.78%(a)         1.66%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Equity Income Fund        For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor C Shares                                    03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                  $ 11.66                 $ 11.45
Net investment income                                     --                    0.03
Net realized and unrealized gain on investments       ( 2.29)                   0.37
Net increase in net asset value from operations       ( 2.29)                   0.40
Distributions:
Dividends from net investment income                  ( 0.02)                 ( 0.04)
Distributions from net realized capital gains         ( 0.53)                 ( 0.15)
Total dividends and distributions                     ( 0.55)                 ( 0.19)
Net asset value, end of period                        $  8.82                 $ 11.66
 Total return++                                       (20.34)%                  3.46%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 2,719                 $4,365
Ratio of operating expenses to average net assets       1.87%(a)(b)             1.85%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.06%                   0.25%
Portfolio turnover rate                                  139%                     54%
Ratio of operating expenses to average net assets
without waivers and/or expense reimbursements           1.87%(a)                1.85%(a)

                                                     Year ended          Year ended       Year ended
Investor C Shares                                    03/31/99#            03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                  $ 14.01                $ 12.35          $ 13.19
Net investment income                                   0.12                   0.18             0.33
Net realized and unrealized gain on investments       ( 1.44)                  3.83             1.59
Net increase in net asset value from operations       ( 1.32)                  4.01             1.92
Distributions:
Dividends from net investment income                  ( 0.11)                ( 0.19)          ( 0.35)
Distributions from net realized capital gains         ( 1.13)                ( 2.16)          ( 2.41)
Total dividends and distributions                     ( 1.24)                ( 2.35)          ( 2.76)
Net asset value, end of period                        $ 11.45                $ 14.01          $ 12.35
Total return++                                        (10.28)%                36.28%           15.01%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 5,801                $10,348          $5,007
Ratio of operating expenses to average net assets       1.64%(a)(b)            1.69%(a)         1.41%(a)
Ratio of net investment income to average net
 assets                                                 1.08%                  1.39%            2.59%
Portfolio turnover rate                                   69%                   74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.80%(a)               1.69%(a)         1.41%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund         For a Share outstanding throughout each period

                                               Year ended             Year ended
Investor A Shares                               03/31/01               03/31/00#
Operating performance:
Net asset value, beginning of period              $ 16.24                $ 18.16
Net investment income                               0.14                   0.07
Net realized and unrealized gain/(loss) on
 investments                                      ( 0.43)                ( 0.07)
Net increase/(decrease) in net asset value from
 operations                                       ( 0.29)                  0.00
Distributions:
Dividends from net investment income              ( 0.15)                ( 0.06)
Distributions from net realized capital gains     ( 3.42)                ( 1.86)
Total dividends and distributions                 ( 3.57)                ( 1.92)
Net asset value, end of period                    $ 12.38                $ 16.24
Total return++                                    ( 2.29)%               ( 0.47)%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $65,975                $94,256
Ratio of operating expenses to average net
 assets                                             1.19%(a)(b)            1.18%(a)(b)
Ratio of net investment income to average net
 assets                                             1.03%                  0.40%
Portfolio turnover rate                             181%                    95%
Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements                                      1.19%(a)               1.18%(a)

                                               Year ended          Year ended       Year ended
Investor A Shares                               03/31/99#           03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period              $ 19.92               $ 17.87          $ 16.60
Net investment income                               0.09                  0.15             0.21
Net realized and unrealized gain/(loss) on
 investments                                        0.63                  5.98             2.70
Net increase/(decrease) in net asset value from
 operations                                         0.72                  6.13             2.91
Distributions:
Dividends from net investment income              ( 0.09)               ( 0.14)          ( 0.22)
Distributions from net realized capital gains     ( 2.39)               ( 3.94)          ( 1.42)
Total dividends and distributions                 ( 2.48)               ( 4.08)          ( 1.64)
Net asset value, end of period                    $ 18.16               $ 19.92          $ 17.87
Total return++                                     3.96%                38.22%           17.80%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $136,691              $149,167         $70,305
Ratio of operating expenses to average net
 assets                                             1.19%(a)(b)           1.20%(a)         1.22%(a)
Ratio of net investment income to average net
 assets                                            0.51%                 0.79%            1.26%
Portfolio turnover rate                              38%                   79%              47%
Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements                                      1.19%(a)              1.20%(a)         1.22%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund         For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor B Shares                                    03/31/01               03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 16.00                $ 18.00
Net investment income                                   0.04                 ( 0.06)
Net realized and unrealized gain/(loss) on
 investments                                          ( 0.43)                ( 0.08)
Net increase/(decrease) in net asset value from
 operations                                           ( 0.39)                ( 0.14)
Distributions:
Dividends from net investment income                  ( 0.06)                ( 0.00)
Distributions from net realized capital gains         ( 3.42)                ( 1.86)
Total dividends and distributions                     ( 3.48)                ( 1.86)
Net asset value, end of period                        $ 12.13                $ 16.00
Total return++                                        ( 3.05)%               ( 1.24)%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $93,064                $124,000
Ratio of operating expenses to average net assets      1.94%(a)(b)            1.93%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.28%                ( 0.35)%
Portfolio turnover rate                                 181%                    95%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)               1.93%(b)

                                                     Year ended          Year ended       Year ended
Investor B Shares                                     03/31/99#           03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                  $ 19.81               $ 17.81          $ 16.55
Net investment income                                 ( 0.05)                 0.02             0.14
Net realized and unrealized gain/(loss) on
 investments                                            0.63                  5.96             2.68
Net increase/(decrease) in net asset value from
 operations                                             0.58                  5.98             2.82
Distributions:
Dividends from net investment income                     --                 ( 0.04)          ( 0.14)
Distributions from net realized capital gains         ( 2.39)               ( 3.94)          ( 1.42)
Total dividends and distributions                     ( 2.39)               ( 3.98)          ( 1.56)
Net asset value, end of period                        $ 18.00               $ 19.81          $ 17.81
Total return++                                          3.11%                37.29%           17.21%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $154,025              $149,635         $99,999
Ratio of operating expenses to average net assets       1.94%(a)(b)           1.87%(a)         1.72%(a)
Ratio of net investment income to average net
 assets                                               ( 0.24)%                0.12%            0.76%
Portfolio turnover rate                                 38%                   79%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(b)              1.87%(b)         1.72%(b)

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund         For a Share outstanding throughout each period

                                                     Year ended             Year ended
Investor C Shares                                     03/31/01               03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 15.99                $ 17.98
Net investment income                                   0.04                 ( 0.06)
Net realized and unrealized gain/(loss) on
 investments                                          ( 0.42)                ( 0.07)
Net increase/(decrease) in net asset value from
 operations                                           ( 0.38)                ( 0.13)
Distributions:
Dividends from net investment income                  ( 0.06)                ( 0.00)
Distributions from net realized capital gains         ( 3.42)                ( 1.86)
Total dividends and distributions                     ( 3.48)                ( 1.86)
Net asset value, end of period                        $ 12.13                $ 15.99
Total return++                                        ( 2.98)%               ( 1.18)%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $8,479                 $10,042
Ratio of operating expenses to average net assets      1.94%(a)(b)            1.93%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.28%                ( 0.32)%
Portfolio turnover rate                                 181%                    95%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)               1.93%(a)

                                                     Year ended          Year ended       Year ended
Investor C Shares                                     03/31/99#           03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                  $ 19.75               $ 17.75          $ 16.50
Net investment income                                 ( 0.02)                 0.04             0.17
Net realized and unrealized gain/(loss) on
 investments                                            0.65                  5.95             2.68
Net increase/(decrease) in net asset value from
 operations                                             0.63                  5.99             2.85
Distributions:
Dividends from net investment income                  ( 0.01)               ( 0.05)          ( 0.18)
Distributions from net realized capital gains         ( 2.39)               ( 3.94)          ( 1.42)
Total dividends and distributions                     ( 2.40)               ( 3.99)          ( 1.60)
Net asset value, end of period                        $ 17.98               $ 19.75          $ 17.75
Total return++                                          3.39%                37.55%           17.51%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $12,106               $13,969          $6,519
Ratio of operating expenses to average net assets       1.70%(a)(b)           1.78%(a)         1.47%(a)
Ratio of net investment income to average net
assets                                                  0.00%                 0.21%            1.01%
Portfolio turnover rate                                  38%                   79%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)              1.78%(a)         1.47%(a)

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Blue Chip Fund     For a Share outstanding throughout each period

                                                          Year ended     Period ended
Investor A Shares*,***                                     03/31/01#       03/31/00#
Operating performance:
Net asset value, beginning of period                        $  37.24        $ 35.92
Net investment income                                        ( 0.01)          0.02
Net realized and unrealized gain (loss) on investments       ( 8.14)          4.65
Net increase in net asset value from operations              ( 8.15)          4.67
Distributions:
Dividends from net investment income                           0.00 (a)         --
Distributions from net realized capital gains                ( 2.62)        ( 3.35)
Total dividends and distributions                            ( 2.62)        ( 3.35)
Net asset value, end of period                              $  26.47        $ 37.24
Total return++                                               (23.30)%        14.10%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $603,622        $394,071
Ratio of operating expenses to average net assets               121%          1.20%+
Ratio of net investment income/(loss) to average net
 assets                                                      ( 0.02)%       ( 0.08)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               ( 1.21)%         1.23%+

                                                            Period ended    Year ended   Year ended   Year ended
Investor A Shares*,***                                        05/14/99       02/28/99     02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                        $  33.43        $ 29.90      $ 25.22      $ 20.53
Net investment income                                          0.00 (a)        0.09         0.16         0.23
Net realized and unrealized gain (loss) on investments         2.49            5.26         7.91         5.21
Net increase in net asset value from operations                2.49            5.35         8.07         5.44
Distributions:
Dividends from net investment income                             --           ( 0.10)      ( 0.15)      ( 0.22)
Distributions from net realized capital gains                    --           ( 1.72)      ( 3.24)      ( 0.53)
Total dividends and distributions                                --           ( 1.82)      ( 3.39)      ( 0.75)
Net asset value, end of period                              $  35.92        $ 33.43      $ 29.90      $ 25.22
Total return++                                                 7.45%           18.58%       33.96%       27.01%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $423,000        $401,000     $288,000     $153,000
Ratio of operating expenses to average net assets              1.29%+           1.16%        1.18%        1.28%
Ratio of net investment income/(loss) to average net
 assets                                                      ( 0.03)%+          0.31%        0.63%        0.99%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 1.33%+           1.17%        1.22%        1.71%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A Shares, which were reorganized into the Blue Chip Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A"Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Amount represents less than $0.01.

Nations Blue Chip Fund     For a Share outstanding throughout each period

                                                    Year ended     Period ended     Period ended     Period ended
Investor B Shares*                                   03/31/01#       03/31/00#        05/14/99        02/28/99**
Operating performance:
Net asset value, beginning of period                   $ 36.80        $ 35.77          $ 33.34          $ 33.73
Net investment loss                                    ( 0.25)        ( 0.26)          ( 0.02)          ( 0.05)
Net realized and unrealized gain on investments        ( 7.98)          4.64             2.45             1.39
Net increase in net asset value from operations        ( 8.23)          4.38             2.43             1.34
Distributions:
Dividends from net investment income                       --            --               --            ( 0.01)
Distributions from net realized capital gains          ( 2.62)        ( 3.35)             --            ( 1.72)
Total dividends and distributions                      ( 2.62)        ( 3.35)             --            ( 1.73)
Net asset value, end of period                         $ 25.95        $ 36.80          $ 35.77          $ 33.34
Total return++                                         (23.85)%        13.37%            7.29%            4.53%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $75,623        $75,538          $21,000          $13,000
Ratio of operating expenses to average net assets        1.96%          1.95%+           2.05%+           1.97%+
Ratio of net investment loss to average net assets     ( 0.77)%       ( 0.83)%+        ( 0.77)%+        ( 0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.96%          1.98%+           2.09%+           1.99%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund B Shares, which were reorganized into the Blue Chip Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Blue Chip Fund     For a Share outstanding throughout each period

                                                   Year ended   Period ended
Investor C Shares*                                  03/31/01#     03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 36.71      $ 35.69
Net investment income/(loss)                         ( 0.25)      ( 0.24)
Net realized and unrealized gain (loss) on
investments                                          ( 7.97)        4.61
Net increase in net asset value from operations      ( 8.22)        4.37
Distributions:
Dividends from net investment income                     --          --
Distributions from net realized capital gains        ( 2.62)      ( 3.35)
Total dividends and distributions                    ( 2.62)      ( 3.35)
Net asset value, end of period                       $ 25.87      $ 36.71
Total return++                                       (23.84)%      13.35%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $17,034      $17,123
Ratio of operating expenses to average net assets      1.96%        1.95%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.77)%     ( 0.83)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%        1.98%+

                                                   Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                   05/14/99      02/28/99     02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                 $ 33.24         $ 29.79     $ 25.20      $ 20.38
Net investment income/(loss)                         ( 0.04)         ( 0.06)       0.04         0.07
Net realized and unrealized gain (loss) on
investments                                            2.49            5.23        7.83         5.35
Net increase in net asset value from operations        2.45            5.17        7.87         5.42
Distributions:
Dividends from net investment income                    --               --      ( 0.04)      ( 0.07)
Distributions from net realized capital gains           --           ( 1.72)     ( 3.24)      ( 0.53)
Total dividends and distributions                       --           ( 1.72)     ( 3.28)      ( 0.60)
Net asset value, end of period                       $ 35.69         $ 33.24     $ 29.79      $ 25.20
Total return++                                         7.37%          17.96%      33.08%       26.96%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $15,000         $13,000     $7,000       $1,000
Ratio of operating expenses to average net assets      1.80%+          1.66%       1.67%        1.92%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.54)%+       ( 0.22)%      0.12%        0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.08%+          1.92%       1.69%        2.12%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund     For a Share outstanding throughout each period

                                                      Year ended          Period ended
Investor A Shares                                      03/31/01            03/31/00*#
Operating performance:
Net asset value, beginning of period                    $ 16.98                 $ 13.88
Net investment income (loss)                            ( 0.04)                 ( 0.03)
Net realized and unrealized gain (loss) on
 investments                                            ( 4.47)                   3.19
Net increase (decrease) in net asset value from
 operations                                             ( 4.51)                   3.16
Distributions:
Distributions from net realized capital gains           ( 0.03)                 ( 0.06)
Total dividends and distributions                       ( 0.03)
Net asset value, end of period                          $ 12.44                 $ 16.98
Total return++                                          (26.62)%                 22.86%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $11,895                 $5,503
Ratio of operating expenses to average net
 assets                                                   1.19%(a)(b)             1.22%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.34)%                ( 0.35)%+
Portfolio turnover rate                                     56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.19%(a)                1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The net effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund     For a Share outstanding throughout each period

                                                       Year ended            Period ended
Investor B Shares                                       03/31/01              03/31/00*#
Operating performance:
Net asset value, beginning of period                     $ 16.90                  $ 13.88
Net investment income (loss)                               ( 0.14)                ( 0.10)
Net realized and unrealized gain (loss) on
 investments                                               ( 4.44)                  3.18
Net increase (decrease) in net asset value from
 operations                                                ( 4.58)                  3.08
Distributions:
Distributions from net realized capital gains              ( 0.03)                ( 0.06)
Net asset value, end of period                           $ 12.29                  $ 16.90
Total return++                                             (27.16)  %              22.29%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $  6.758                 $4,934
Ratio of operating expenses to average net
 assets                                                    1.94%(a)(b)              1.97%+
Ratio of net investment income/(loss) to average
 net assets                                                ( 1.09)%               ( 1.10)%+
Portfolio turnover rate                                       56%                   23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.94%(a)                 1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The net effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund     For a Share outstanding throughout each period

                                                       Year ended          Period ended
Investor C Shares                                       03/31/01            03/31/00*#
Operating performance:
Net asset value, beginning of period                    $ 16.92                 $ 13.88
Net investment income (loss)                            ( 0.14)                 ( 0.10)
Net realized and unrealized gain (loss) on
 investments                                            ( 4.45)                   3.20
Net increase (decrease) in net asset value from
 operations                                             ( 4.59)                   3.10
Distributions:
Distributions from net realized capital gains           ( 0.03)                 ( 0.06)
Total dividends and distributions                       ( 0.03)                    --
Net asset value, end of period                          $ 12.30                 $ 16.92
Total return++                                          (27.14)%                 22.36%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $ 2,137                 $1,706
Ratio of operating expenses to average net
 assets                                                   1.94%(a)(b)             1.97%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.09)%                ( 1.10)%+
Portfolio turnover rate                                     56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.94%(a)                1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset (Note
                           2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Growth & Income
Fund                              For a Share outstanding throughout each period

                                                     Year ended       Year ended         Year ended         Period ended
Investor A Shares                                     03/31/01         03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  21.62        $ 14.95            $ 12.02            $ 10.00
Net investment income                                   ( 0.05)        ( 0.11)            ( 0.03)              0.00 (b)
Net realized and unrealized gain on investments         ( 6.54)          6.82               2.97               2.02
Net increase in net asset value from operations         ( 6.59)          6.71               2.94               2.02
Distributions:
Distributions from net realized capital gains           ( 0.16)        ( 0.04)            ( 0.01)               --
Total dividends and distributions                       ( 0.16)        ( 0.04)            ( 0.01)               --
Net asset value, end of the period                     $  14.87        $ 21.62            $ 14.95            $ 12.02
Total return++                                          (30.63)%        45.01%             24.38%             20.20%
=========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $164,031        $175,859           $43,392            $1,141
Ratio of operating expenses to average net assets         1.35%          1.48%(a)           1.50%(a)           1.34%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.28)%       ( 0.62)%           ( 0.20)%             0.13%+
Portfolio turnover rate                                     --            55%(c)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.35%          1.48%(a)           1.50%(a)           2.22%+(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income
Fund                              For a Share outstanding throughout each period

                                                     Year ended       Year ended         Year ended         Period ended
Investor B Shares                                     03/31/01         03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  21.31        $ 14.85            $ 12.02            $ 10.00
Net investment income                                   ( 0.18)        ( 0.24)            ( 0.12)            ( 0.02)
Net realized and unrealized gain on investments         ( 6.42)          6.74               2.96               2.04
Net increase in net asset value from operations         ( 6.60)          6.50               2.84               2.02
Distributions:
Distributions from net realized capital gains           ( 0.16)        ( 0.04)            ( 0.01)               --
Total dividends and distributions                       ( 0.16)        ( 0.04)            ( 0.01)               --
Net asset value, end of period                         $  14.55        $ 21.31            $ 14.85            $ 12.02
Total return++                                          (31.13)%        43.90%             23.55%             20.20%
===========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $239,621        $305,607           $99,257            $7,907
Ratio of operating expenses to average net assets         2.10%          2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.03)%       ( 1.37)%           ( 0.95)%           ( 0.62)%+
Portfolio turnover rate                                     --            55%(b)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.10%          2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income
Fund                              For a Share outstanding throughout each period

                                                    Year ended       Year ended         Year ended         Period ended
Investor C Shares                                    03/31/01         03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                  $ 21.34         $ 14.86            $ 12.02            $ 10.00
Net investment income                                 ( 0.17)         ( 0.25)            ( 0.12)            ( 0.02)
Net realized and unrealized gain on investments       ( 6.44)           6.77               2.97               2.04
Net increase in net asset value from operations       ( 6.61)           6.52               2.85               2.02
Distributions:
Distributions from net realized capital gains         ( 0.16)         ( 0.04)            ( 0.01)               --
Total dividends and distributions                     ( 0.16)         ( 0.04)            ( 0.01)               --
Net asset value, end of period                        $ 14.57         $ 21.34            $ 14.86            $ 12.02
Total return++                                        (31.10)%         43.93%             23.63%             20.20%
========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,365         $34,785            $3,233             $  518
Ratio of operating expenses to average net assets       2.10%           2.23%(a)           2.25%(a)           2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.03)%        ( 1.37)%           ( 0.95)%           ( 0.62)%+
Portfolio turnover rate                                   --             55%(b)            150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.10%           2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Capital Growth Fund       For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor A Shares                                    03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                  $ 14.43                 $ 11.97
Net investment income/(loss)                          ( 0.07)                 ( 0.08)
Net realized and unrealized gain on investments       ( 3.84)                   3.42
Net increase in net asset value from operations       ( 3.91)                   3.34
Distributions:
Dividends from net investment income                      --                     --
Distributions from net realized capital gains         ( 2.36)                 ( 0.88)
Total dividends and distributions                     ( 2.36)                 ( 0.88)
Net asset value, end of period                        $  8.16                 $ 14.43
Total return++                                        (30.91)%                 29.41%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,519                 $61,756
Ratio of operating expenses to average net assets       1.20%(a)(b)             1.21%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.53)%                ( 0.63)%
Portfolio turnover rate                                   96%                    39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.20%(a)                1.21%(a)

                                                    Year ended          Year ended        Year ended
Investor A Shares                                    03/31/99#           03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 13.26           $ 11.67                $ 13.41
Net investment income/(loss)                         ( 0.03)           ( 0.01)                  0.02
Net realized and unrealized gain on investments        1.58              5.28                   1.65
Net increase in net asset value from operations        1.55              5.27                   1.67
Distributions:
Dividends from net investment income                    --                --                   ( 0.02)
Distributions from net realized capital gains        ( 2.84)           ( 3.68)                 ( 3.39)
Total dividends and distributions                    ( 2.84)           ( 3.68)                 ( 3.41)
Net asset value, end of period                       $ 11.97           $ 13.26                $ 11.67
Total return++                                        14.70%            53.83%                  11.58%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $52,987           $43,380                $20,465
Ratio of operating expenses to average net assets      1.21%(a)          1.20%(a)(b)             1.21%
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.29)%          ( 0.12)%                  0.14%
Portfolio turnover rate                                 39%              113%                      75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.21%(a)          1.20%(a)                1.21%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Capital Growth Fund       For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor B Shares                                   03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                 $ 13.58                 $ 11.39
Net investment income/(loss)                         ( 0.14)                 ( 0.17)
Net realized and unrealized gain on investments      ( 3.57)                   3.24
Net increase in net asset value from operations      ( 3.71)                   3.07
Distributions:
Distributions from net realized capital gains        ( 2.36)                 ( 0.88)
Total dividends and distributions                    ( 2.36)                 ( 0.88)
Net asset value, end of period                       $  7.51                 $ 13.58
Total return++                                       (31.37)%                 28.42%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $45,832                 $75,844
Ratio of operating expenses to average net assets      1.95%(a)(b)             1.96%(b)(c)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.28)%                ( 1.38)%
Portfolio turnover rate                                  96%                    39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.95%(a)                1.96%(c)

                                                   Year ended          Year ended          Year ended
Investor B Shares                                   03/31/99#           03/31/98#           03/31/97#
Operating performance:
Net asset value, beginning of period                $ 12.83           $ 11.47               $ 13.31
Net investment income/(loss)                        ( 0.11)           ( 0.10)               ( 0.08)
Net realized and unrealized gain on investments       1.51              5.14                  1.63
Net increase in net asset value from operations       1.40              5.04                  1.55
Distributions:
Distributions from net realized capital gains       ( 2.84)           ( 3.68)               ( 3.39)
Total dividends and distributions                   ( 2.84)           ( 3.68)               ( 3.39)
Net asset value, end of period                      $ 11.39           $ 12.83               $ 11.47
Total return++                                       13.86%            52.52%                10.68%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $66,338           $59,496               $41,933
Ratio of operating expenses to average net assets     1.96%(c)          1.95%(b)(c)           1.96%(b)
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.04)%          ( 0.87)%              ( 0.61)%
Portfolio turnover rate                                 39%              113%                   75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.96%(c)          1.95%(c)              1.96%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Capital Growth Fund For a Share outstanding throughout each period

                                                   Year ended             Year ended
Investor C Shares                                   03/31/01               03/31/00
Operating performance:
Net asset value, beginning of period                 $ 13.70                 $ 11.48
Net investment income/(loss)                         ( 0.13)                 ( 0.16)
Net realized and unrealized gain on investments      ( 3.62)                   3.26
Net increase in net asset value from operations      ( 3.75)                   3.10
Distributions:
Distributions from net realized capital gains        ( 2.36)                 ( 0.88)
Total dividends and distributions                    ( 2.36)                 ( 0.88)
Net asset value, end of period                       $  7.59                 $ 13.70
Total return++                                       (31.38)%                 28.46%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 3,338                 $4,883
Ratio of operating expenses to average net assets      1.95%(a)(b)             1.96%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.28)%                ( 1.38)%
Portfolio turnover rate                                  96%                    39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.95%(a)                1.96%(a)

                                                  Year ended          Year ended          Year ended
Investor C Shares                                  03/31/99#           03/31/98#           03/31/97#
Operating performance:
Net asset value, beginning of period                $ 12.92           $ 11.50               $ 13.26
Net investment income/(loss)                        ( 0.11)           ( 0.08)               ( 0.01)
Net realized and unrealized gain on investments       1.51              5.18                  1.64
Net increase in net asset value from operations       1.40              5.10                  1.63
Distributions:
Distributions from net realized capital gains       ( 2.84)           ( 3.68)               ( 3.39)
Total dividends and distributions                   ( 2.84)           ( 3.68)               ( 3.39)
Net asset value, end of period                      $ 11.48           $ 12.92               $ 11.50
Total return++                                       13.76%            53.02%                11.39%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $3,862            $6,176                $5,752
Ratio of operating expenses to average net assets     1.96%(a)          1.78%(a)(b)           1.46%(b)
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.04)%          ( 0.70)%              ( 0.11)%
Portfolio turnover rate                                 39%              113%                   75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.96%(a)          1.78%(a)              1.46%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund    For a Share outstanding throughout each period

                                                     Year ended          Year ended
Investor A Shares                                    03/31/01#            03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 20.43            $ 23.23
Net investment income/(loss)                         ( 0.13)            ( 0.02)
Net realized and unrealized gain/(loss) on
 investments                                         ( 7.79)            ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                          ( 7.92)            ( 0.06)
Distributions:
Dividends from net investment income                     --                --
Distributions from net realized capital gains        ( 2.40)            ( 2.74)
Total dividends and distributions                    ( 2.40)            ( 2.74)
Net asset value, end of period                       $ 10.11            $ 20.43
Total return++                                       (42.68)%           ( 0.41)%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $21,622            $47,624
Ratio of operating expenses to average net assets      1.25%(a)           1.23%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.76)%           ( 0.10)%
Portfolio turnover rate                                 135%               79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.25%(a)           1.23%(a)

                                                     Year ended             Year ended          Year ended
Investor A Shares                                     03/31/99               03/31/98#           03/31/97
Operating performance:
Net asset value, beginning of period                  $ 22.09                $ 18.44               $ 17.16
Net investment income/(loss)                          ( 0.03)                  0.02                  0.08
Net realized and unrealized gain/(loss) on
 investments                                            3.21                   7.87                  2.80
Net increase/(decrease) in net asset value from
 operations                                             3.18                   7.89                  2.88
Distributions:
Dividends from net investment income                     --                  ( 0.01)               ( 0.09)
Distributions from net realized capital gains         ( 2.04)                ( 4.23)               ( 1.51)
Total dividends and distributions                     ( 2.04)                ( 4.24)               ( 1.60)
Net asset value, end of period                        $ 23.23                $ 22.09               $ 18.44
Total return++                                         15.49%                 48.28%                16.76%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $67,356                $21,725               $6,837
Ratio of operating expenses to average net assets       1.22%(a)(b)            1.23%(a)(b)           1.29%(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.13)%                 0.12%                 0.45%
Portfolio turnover rate                                  72%                    79%                  120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.22%(a)               1.23%(a)              1.29%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund    For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor B Shares                                  03/31/01#            03/31/00#
Operating performance:
Net asset value, beginning of period                $ 19.51            $ 22.47
Net investment income/(loss)                        ( 0.25)            ( 0.18)
Net realized and unrealized gain/(loss) on
 investments                                        ( 7.36)            ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                         ( 7.61)            ( 0.22)
Distributions:
Distributions from net realized capital gains       ( 2.40)            ( 2.74)
Total dividends and distributions                   ( 2.40)            ( 2.74)
Net asset value, end of period                      $  9.50            $ 19.51
Total return++                                      (43.13)%           ( 1.19)%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $16,119            $39,680
Ratio of operating expenses to average net assets     2.00%(a)           1.98%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.51)%           ( 0.85)%
Portfolio turnover rate                                135%               79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.00%(a)           1.98%(a)

                                                     Year ended             Year ended          Year ended
Investor B Shares                                     03/31/99               03/31/98#           03/31/97
Operating performance:
Net asset value, beginning of period                 $ 21.57                $ 18.20               $ 17.00
Net investment income/(loss)                         ( 0.17)                ( 0.12)               ( 0.05)
Net realized and unrealized gain/(loss) on
 investments                                           3.11                   7.72                  2.76
Net increase/(decrease) in net asset value from
 operations                                           2.94                   7.60                  2.71
Distributions:
Distributions from net realized capital gains        ( 2.04)                ( 4.23)               ( 1.51)
Total dividends and distributions                    ( 2.04)                ( 4.23)               ( 1.51)
Net asset value, end of period                       $ 22.47                $ 21.57               $ 18.20
Total return++                                        14.69%                 47.14%                15.86%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $50,797                $38,079               $20,257
Ratio of operating expenses to average net assets      1.97%(a)(b)            1.98%(a)(b)           2.04%(b)
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.88)%               ( 0.63)%              ( 0.30)%
Portfolio turnover rate                                 72%                    79%                  120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.97%(a)               1.98%(a)              2.04%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund    For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor C Shares                                  03/31/01#            03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 19.90            $ 22.86
Net investment income/(loss)                         ( 0.25)            ( 0.18)
Net realized and unrealized gain/(loss) on
investments                                          ( 7.53)            ( 0.04)
Net increase/(decrease) in net asset value from
operations                                           ( 7.78)            ( 0.22)
Distributions:
Dividends from net investment income                     --                --
Distributions from net realized capital gains        ( 2.40)            ( 2.74)
Total dividends and distributions                    ( 2.40)            ( 2.74)
Net asset value, end of period                       $  9.72            $ 19.90
Total return++                                       (43.14)%           ( 1.16)%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $   536            $1,496
Ratio of operating expenses to average net assets     2.00%(a)           1.98%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.51)%           ( 0.85)%
Portfolio turnover rate                                 135%               79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.00%(a)           1.98%(a)

                                                     Year ended             Year ended          Year ended
Investor C Shares                                     03/31/99               03/31/98#           03/31/97
Operating performance:
Net asset value, beginning of period                  $ 21.92                $ 18.41               $ 17.10
Net investment income/(loss)                          ( 0.17)                ( 0.09)                 0.04
Net realized and unrealized gain/(loss) on
 investments                                            3.15                   7.83                  2.79
Net increase/(decrease) in net asset value from
 operations                                             2.98                   7.74                  2.83
 Distributions:
Dividends from net investment income                     --                     --                 ( 0.01)
Distributions from net realized capital gains         ( 2.04)                ( 4.23)               ( 1.51)
Total dividends and distributions                     ( 2.04)                ( 4.23)               ( 1.52)
Net asset value, end of period                        $ 22.86                $ 21.92               $ 18.41
Total return++                                         14.64%                 47.38%                16.45%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,629                 $1,199                $  446
Ratio of operating expenses to average net assets       1.97%(a)(b)            1.81%(a)(b)           1.54%(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.88)%               ( 0.46)%                0.20%
Portfolio turnover rate                                  72%                    79%                  120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.97%(a)               1.81%(a)              1.54%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Focused Equities
Fund                              For a Share outstanding throughout each period

                                                     Year ended       Year ended         Year ended         Period ended
Investor A Shares                                     03/31/01         03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  22.56        $ 16.73            $ 12.14            $ 10.00
Net investment income/(loss)                            ( 0.06)        ( 0.03)            ( 0.04)            ( 0.01)
Net realized and unrealized gain on investments         ( 7.11)          6.09               4.64               2.15
Net increase in net asset value from operations         ( 7.17)          6.06               4.60               2.14
Distributions:
Distributions from net realized capital gains           ( 0.08)        ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.08)        ( 0.23)            ( 0.01)               --
Net asset value, end of period                         $  15.31        $ 22.56            $ 16.73            $ 12.14
Total return++                                          (31.80)%        36.62%             37.94%             21.40%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $491,437        $690,166           $238,137           $6,056
Ratio of operating expenses to average net assets         1.34%          1.41%(a)           1.31%(a)           1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.30)%       ( 0.60)%           ( 0.20)%           ( 0.55)%+
Portfolio turnover rate                                     --            53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.34%          1.41%(a)           1.31%(a)           1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to
                          a master-feeder structure.

Nations Marsico Focused Equities
Fund                              For a Share outstanding throughout each period

                                                      Year ended        Year ended         Year ended         Period ended
Investor B Shares                                      03/31/01         03/31/00#           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                    $  22.26         $ 16.62           $ 12.13            $ 10.00
Net investment income/(loss)                             ( 0.20)          ( 0.09)          ( 0.12)            ( 0.04)
Net realized and unrealized gain on investments          ( 6.98)           5.96              4.62               2.17
Net increase in net asset value from operations          ( 7.18)           5.87              4.50               2.13
Distributions:
Distributions from net realized capital gains            ( 0.08)          ( 0.23)          ( 0.01)               --
Total dividends and distributions                        ( 0.08)          ( 0.23)          ( 0.01)               --
Net asset value, end of period                          $  15.00         $ 22.26           $ 16.62            $ 12.13
Total return ++                                          ( 2.32)%          35.71%           37.15%             21.30%
============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $741,285         $1,003,840        $306,365           $20,446
Ratio of operating expenses to average net assets          2.09%            2.16%(a)         2.06%(a)           2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              ( 1.05)%         ( 1.35)%         ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                      --               53%(b)         177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.09%            2.16%(a)         2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Focused Equities
Fund                              For a Share outstanding throughout each period

                                                      Year ended       Year ended         Year ended         Period ended
Investor C Shares                                      03/31/01         03/31/00#          03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $  22.33        $ 16.67            $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.20)        ( 0.08)            ( 0.14)            ( 0.04)
Net realized and unrealized gain on investments         ( 7.00)          5.97               4.69               2.17
Net increase in net asset value from operations         ( 7.20)          5.89               4.55               2.13
Distributions:
Distributions from net realized capital gains           ( 0.08)        ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.08)        ( 0.23)            ( 0.01)               --
Net asset value, end of period                         $  15.05        $ 22.33            $ 16.67            $ 12.13
Total return++                                          (32.31)%        35.72%             37.56%             21.30%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $203,642        $247,509           $13,682            $  469
Ratio of operating expenses to average net assets         2.09%          2.16%(a)           2.06%(a)           2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.05)%       ( 1.35)%           ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                     --            53%(b)            177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.09%          2.16%(a)           2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund        For a Share outstanding throughout each period

                                                   Year ended          Year ended
Investor A Shares                                   03/31/01            03/31/00#
Operating performance:
Net asset value, beginning of period                $ 21.87            $ 13.04
Net investment income/(loss)                        ( 0.09)            ( 0.12)
Net realized and unrealized gain/(loss) on
 investments                                        ( 3.91)              9.59
Net increase/(decrease) in net asset value from
 operations                                         ( 4.00)              9.47
Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
Net asset value, end of period                      $ 14.14            $ 21.87
Total return++                                      (20.98)%            74.82%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $16,536            $22,741
Ratio of operating expenses to average net assets     1.23%(a)           1.25%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                         ( 0.52)%           ( 0.70)%
Portfolio turnover rate                                 39%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement         1.23%(a)           1.25%(a)

                                                          Year ended          Year ended       Year ended
Investor A Shares                                          03/31/99#           03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 16.30               $ 12.69          $ 13.91
Net investment income/(loss)                         ( 0.07)               ( 0.10)          ( 0.07)
Net realized and unrealized gain/(loss) on
 investments                                         ( 0.92)                 5.50             0.19
Net increase/(decrease) in net asset value from
 operations                                          ( 0.99)                 5.40             0.12
Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
Net asset value, end of period                       $ 13.04               $ 16.30          $ 12.69
Total return++                                       ( 7.41)%               44.86%            0.18%
===================================================  =======               =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $18,042               $21,591          $12,126
Ratio of operating expenses to average net assets      1.23%(a)(b)           1.23%(a)         1.23%(a)
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.54)%              ( 0.67)%         ( 0.51)%
Portfolio turnover rate                                 43%                   76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement          1.23%(a)              1.23%(a)         1.23%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Growth Fund        For a Share outstanding throughout each period

                                                  Year ended          Year ended
Investor B Shares                                  03/31/01            03/31/00#
 Operating performance:
Net asset value, beginning of period                $ 20.38            $ 12.28
Net investment income/(loss)                        ( 0.19)            ( 0.22)
Net realized and unrealized gain/(loss) on
 investments                                        ( 3.59)              8.96
Net increase/(decrease) in net asset value from
 operations                                         ( 3.78)              8.74
Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
Net asset value, end of period                      $ 12.87            $ 20.38
Total return++                                      (21.51)%            73.47%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $44,261            $49,606
Ratio of operating expenses to average net assets     1.98%(a)           2.00%(a)(b)
Ratio of net operating expenses to average net
 assets including interest expense                      --                --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.27)%           ( 1.45)%
Portfolio turnover rate                                 39%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(a)           2.00%(a)

                                                    Year ended          Year ended       Year ended
Investor B Shares                                    03/31/99#           03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 15.58               $ 12.29          $ 13.61
Net investment income/(loss)                         ( 0.15)               ( 0.20)          ( 0.18)
Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.28             0.20
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.08             0.02
Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
Net asset value, end of period                       $ 12.28               $ 15.58          $ 12.29
Total return++                                       ( 8.10)%               43.64%          ( 0.57)%
=====================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $33,245               $45,451          $33,342
Ratio of operating expenses to average net assets      1.98%(a)(b)           1.98%(a)         1.98%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --                   1.99%             --
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.42)%         ( 1.26)%
Portfolio turnover rate                                 43%                   76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(a)              1.98%(a)         1.98%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Growth Fund        For a Share outstanding throughout each period

                                                  Year ended          Year ended
Investor C Shares                                  03/31/01            03/31/00#
 Operating performance:
Net asset value, beginning of period                $ 20.47            $ 12.33
Net investment income/(loss)                        ( 0.17)            ( 0.22)
Net realized and unrealized gain/(loss) on
 investments                                        ( 3.62)              9.00
Net increase/(decrease) in net asset value from
 operations                                         ( 3.79)              8.78
Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
Net asset value, end of period                      $ 12.95            $ 20.47
Total return++                                      (21.46)%            73.50%
====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 3,248            $2,628
Ratio of operating expenses to average net assets     1.98%(a)           2.00%(a)(b)
Ratio of net operating expenses to average net
 assets including interest expense                      --                --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.27)%           ( 1.45)%
Portfolio turnover rate                                 39%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(a)           2.00%(a)

                                                   ear ended          Year ended       Year ended
Investor C Shares                                  03/31/99#           03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of period                 $ 15.63               $ 12.31          $ 13.56
Net investment income/(loss)                         ( 0.15)               ( 0.18)          ( 0.10)
Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.29             0.19
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.11             0.09
Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
Net asset value, end of period                       $ 12.33               $ 15.63          $ 12.31
Total return++                                       ( 8.08)%               43.80%          ( 0.04)%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,383                $2,266           $1,437
Ratio of operating expenses to average net assets      1.98%(a)(b)           1.81%(a)         1.48%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --                   1.82%             --
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.25)%         ( 0.76)%
Portfolio turnover rate                                 43%                   76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(a)              1.81%(a)         1.48%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico 21st Century
Fund                               For a Share outstanding throughout the period

                                                    Period ended
Investor A Shares                                    03/31/01*
 Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.06)
Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.03)
Distributions:
Net asset value, end of period                        $  6.97
Total return++                                        (30.30)%
================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $19,644
Ratio of operating expenses to average net assets       1.60%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.66)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.60%+

                           * Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Marsico 21st Century
Fund                               For a Share outstanding throughout the period

                                                   Period ended
Investor B Shares                                   03/31/01*
Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.11)
Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.08)
Distributions:
Net asset value, end of period                        $  6.92
Total return++                                        (30.80)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $50,404
Ratio of operating expenses to average net assets       2.35%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.41)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.35%+

                           * Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Marsico 21st Century
Fund                              For a Share outstanding throughout the period

                                                    Period ended
Investor C Shares                                    03/31/01*
Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.11)
Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.08)
Distributions:
Net asset value, end of period                        $  6.92
Total return++                                        (30.80)%
===============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 6,557
Ratio of operating expenses to average net assets       2.35%+
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.41)%+
Portfolio turnover rate                                  426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.35%+

                           * Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Small Company Fund        For a Share outstanding throughout each period

                                                     Year ended             Year ended
Investor A Shares                                     03/31/01               03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 22.44                 $ 11.43
Net investment income/(loss)                          ( 0.14)                 ( 0.15)
Net realized and unrealized gain/(loss) on
 investments                                          ( 6.58)                  11.19
Net increase/(decrease) in net asset value from
 operations                                           ( 6.72)                  11.04
Distributions:
Dividends from net investment income                      --                     --
Distributions from net realized capital gains         ( 2.20)                 ( 0.03)
 Total dividends and distributions                    ( 2.20)                 ( 0.03)
Net asset value, end of period                        $ 13.52                 $ 22.44
 Total return++                                       (31.96)%                 96.91%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $146,457                $245,425
Ratio of operating expenses to average net assets       1.40%(a)(b)             1.38%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.77)%                ( 0.90)%
Portfolio turnover rate                                   48%                    63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.45%(a)                1.47%(a)

                                                    Year ended       Period ended     Period ended   Period ended
Investor A Shares                                   03/31/99#          03/31/98*        05/16/97*     8/31/96**
Operating performance:
Net asset value, beginning of period                 $ 15.74           $ 12.05            $ 10.64        $ 10.00
Net investment income/(loss)                         ( 0.07)           ( 0.02)              0.03           0.05
Net realized and unrealized gain/(loss) on
 investments                                         ( 3.11)             4.42               1.46           0.64
Net increase/(decrease) in net asset value from
 operations                                          ( 3.18)             4.40               1.49           0.69
 Distributions:
Dividends from net investment income                     --               --              ( 0.03)        ( 0.05)
Distributions from net realized capital gains        ( 1.13)           ( 0.71)            ( 0.05)           --
Total dividends and distributions                    ( 1.13)           ( 0.71)            ( 0.08)        ( 0.05)
Net asset value, end of period                       $ 11.43           $ 15.74            $ 12.05        $ 10.64
Total return++                                       (21.32)%           37.02%             13.98%          6.88%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $16,143           $6,772             $3,697         $2,611
Ratio of operating expenses to average net assets      1.20%(a)          1.20%+(a)          1.23%+         1.25%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.67)%          ( 0.20)%+            0.30%+         0.66%+
Portfolio turnover rate                                  87%              59%                48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.47%(a)          1.51%+(a)          1.66%+         1.65%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period

                                                    Year ended             Year ended
Investor B Shares                                    03/31/01               03/31/00#
Operating performance:
Net asset value, beginning of period                 $ 21.94                 $ 11.23
Net investment income/(loss)                         ( 0.23)                 ( 0.25)
Net realized and unrealized gain/(loss) on
 investments                                         ( 6.43)                  10.99
Net increase/(decrease) in net asset value from
 operations                                          ( 6.66)                  10.74
Distributions:
Distributions from net realized capital gains        ( 2.20)                 ( 0.03)
Total dividends and distributions                    ( 2.20)                 ( 0.03)
Net asset value, end of period                       $ 13.08                 $ 21.94
Total return++                                       (32.45)%                 95.79%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $11,744                 $13,839
Ratio of operating expenses to average net assets      2.15%(a)(b)             2.13%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.52)%                ( 1.65)%
Portfolio turnover rate                                  48%                    63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.20%(a)                2.22%(a)

                                                   Year ended       Period ended     Period ended   Period ended
Investor B Shares                                  03/31/99#          03/31/98*        05/16/97*      03/31/01
Operating performance:
Net asset value, beginning of period                $ 15.59           $ 12.03            $ 10.65        $ 10.00
Net investment income/(loss)                        ( 0.11)           ( 0.08)            ( 0.03)          0.01
Net realized and unrealized gain/(loss) on
 investments                                        ( 3.12)             4.35               1.46           0.65
Net increase/(decrease) in net asset value from
 operations                                         ( 3.23)             4.27               1.43           0.66
Distributions:
Distributions from net realized capital gains       ( 1.13)           ( 0.71)            ( 0.05)           --
Total dividends and distributions                   ( 1.13)           ( 0.71)            ( 0.05)        ( 0.01)
Net asset value, end of period                      $ 11.23           $ 15.59            $ 12.03        $ 10.65
Total return++                                      (21.86)%           36.06%             13.43%          6.65%
====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $ 5,127           $3,384             $2,635         $1,878
Ratio of operating expenses to average net assets     1.95%(a)          1.87%+(a)          1.97%+         2.01%+
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.42)%          ( 0.87)%+          ( 0.45)%+      ( 0.07)%+
Portfolio turnover rate                                 87%              59%                48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.22%(a)          2.18%+(a)          2.41%+         2.44%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into the Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period

                                                     Year ended
Investor C Shares                                     03/31/01
Operating performance:
Net asset value, beginning of period                 $ 22.21
Net investment income/(loss)                         ( 0.25)
Net realized and unrealized gain/(loss) on
 investments                                         ( 6.50)
Net increase/(decrease) in net asset value from
 operations                                          ( 6.75)
Distributions:
Distributions from net realized capital gains        ( 2.20)
Total dividends and distributions                    ( 2.20)
Net asset value, end of period                       $ 13.26
Total return ++                                      (32.46)%
===================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 2,813
Ratio of operating expenses to average net assets      2.15%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 1.52)%
Portfolio turnover rate                                  48%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.20%(a)

                                                    Year ended           Year ended       Period ended
Investor C Shares                                    03/31/00#           03/31/99#          03/31/98*
Operating performance:
Net asset value, beginning of period                 $ 11.38               $ 15.74           $ 15.18
Net investment income/(loss)                         ( 0.23)               ( 0.12)           ( 0.08)
Net realized and unrealized gain/(loss) on
 investments                                          11.09                ( 3.11)             1.35
Net increase/(decrease) in net asset value from
 operations                                           10.86                ( 3.23)             1.27
Distributions:
Distributions from net realized capital gains        ( 0.03)               ( 1.13)           ( 0.71)
Total dividends and distributions                    ( 0.03)               ( 1.13)           ( 0.71)
Net asset value, end of period                       $ 22.21               $ 11.38           $ 15.74
Total return ++                                       95.76%               (21.66)%            8.75%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,588                $ 1,951           $3,122
Ratio of operating expenses to average net assets      2.13%(a)(b)           1.70%(a)          1.95%+(a)
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.65)%              ( 1.17)%          ( 0.95)%+
Portfolio turnover rate                                 63%                    87%              59%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.22%(a)              2.22%(a)          2.26%+(a)

                           * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value       For a Share outstanding throughout each period
Fund


                                                     Year ended     Year ended
Investor A Shares*                                    03/31/01       03/31/00#
Operating performance:
Net asset value, beginning of period                  $  18.77   $ 14.43
Net investment income                                    0.27      0.36
Net realized and unrealized gain on investments        ( 0.39)     4.72
Net increase in net asset value from operations        ( 0.12)     5.08
Distributions:
Dividends from net investment income                   ( 0.19)   ( 0.25)
Dividends in excess of net investment income               --       --
Distributions from net realized capital gains          ( 1.20)   ( 0.49)
Total dividends and distributions                      ( 1.39)   ( 0.74)
Net asset value, end of period                        $  17.26   $ 18.77
Total return++                                         ( 0.72)%   35.86%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $353,646   $186,649
Ratio of operating expenses to average net assets        1.38%     1.49%(a)
Ratio of net investment income to average net
 assets                                                  1.64%     1.86%
Portfolio turnover rate                                    --       12%(b)
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.48%     1.59%(a)

                                                 Period ended   Period ended   Year ended   Period ended
Investor A Shares*                                 03/31/99#      05/15/98      11/30/97     11/30/96**
Operating performance:
Net asset value, beginning of period                $ 15.44        $ 13.13        $ 11.29      $ 10.00
Net investment income                                 0.14           0.08           0.01         0.04
Net realized and unrealized gain on investments       0.36           2.52           1.91         1.31
Net increase in net asset value from operations       0.50           2.60           1.92         1.35
Distributions:
Dividends from net investment income                ( 0.17)           --          ( 0.01)      ( 0.04)
Dividends in excess of net investment income           --             --          ( 0.05)         --
Distributions from net realized capital gains       ( 1.34)        ( 0.29)        ( 0.02)      ( 0.02)
Total dividends and distributions                   ( 1.51)        ( 0.29)        ( 0.08)      ( 0.06)
Net asset value, end of period                      $ 14.43        $ 15.44        $ 13.13      $ 11.29
Total return++                                        1.75%         20.22%         17.11%       13.54%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $5,960         $5,128         $4,259       $  115
Ratio of operating expenses to average net assets     1.55%+         1.81%+         1.73%        0.00%+
Ratio of net investment income to average net
 assets                                               1.11%+         1.21%+         0.26%        1.83%+
Portfolio turnover rate                                44%            88%             29%         50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.64%+         1.82%+         1.93%       57.40%+

                           * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the International Value Fund Investor A Shares as of May 22, 1998.
                           ** International Value Fund Investor A Shares commenced operations on December 27, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Value       For a Share outstanding throughout each period
Fund


                                                     Year ended       Year ended       Period ended
Investor B Shares                                     03/31/01         03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                    $ 18.64        $ 14.40           $ 14.33
Net investment income                                     0.16           0.22              0.06
Net realized and unrealized gain on investments        ( 0.40)          4.66              0.76
Net increase in net asset value from operations         ( 0.24)          4.88              0.82
Distributions:
Dividends from net investment income                    ( 0.13)        ( 0.15)           ( 0.13)
Distributions from net realized capital gains           ( 1.20)        ( 0.49)           ( 0.62)
Total dividends and distributions                       ( 1.33)        ( 0.64)           ( 0.75)
Net asset value, end of period                          $ 17.07        $ 18.64           $ 14.40
 Total return++                                         ( 1.42)%        34.51%             1.25%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $80,655        $50,999           $4,296
 Ratio of operating expenses to average net assets        2.13%          2.24%(a)          2.30%+
Ratio of net investment income to average net
 assets                                                   0.89%          1.11%             0.36%+
 Portfolio turnover rate                                    --            12%(b)            44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%          2.34%(a)          2.39%+

                           * International Value Fund Investor B Shares commenced operations on May 22, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Value Fund            For a Share outstanding throughout each period

                                                       Year ended      Year ended      Period ended
Investor C Shares                                       03/31/01        03/31/00#       03/31/99*#
 Operating performance:
Net asset value, beginning of period                    $18.65          $14.41            $13.33
Net investment income                                     0.16           0.21              0.06
 Net realized and unrealized gain on investments        (0.41)           4.69              1.77
Net increase in net asset value from operations         (0.25)           4.90              1.83
 Distributions:
Dividends from net investment income                    (0.13)          (0.17)            (0.13)
Distributions from net realized capital gains           (1.20)          (0.49)            (0.62)
 Total dividends and distributions                      (1.33)          (0.66)            (0.75)
Net asset value, end of period                          $17.07          $18.65            $14.41
 Total return++                                         (1.45)%         34.64%             3.98%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $48,784        $13,725             $182
 Ratio of operating expenses to average net assets       2.13%         2.24%(a)           2.30%+
Ratio of net investment income to average net
 assets                                                   0.89%          1.11%            0.36%+
 Portfolio turnover rate                                    --           12%(b)            44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%        2.34%(a)           2.39%+

                           * International Value Fund Investor C Shares commenced operations on June 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity                       Fund For a Share outstanding throughout each period


                                                      Year ended       Year ended     Year ended     Year ended     Year ended
Investor A Shares                                      03/31/01#        03/31/00#      03/31/99#      03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                    $16.51            $13.97         $14.67         $13.01        $13.39
Net investment income/(loss)                             0.07              0.06           0.08           0.07          0.05
Net realized and unrealized gain/(loss) on
 investments                                            (4.38)             4.86           0.40           1.94          0.11
Net increase/(decrease) in net asset value from
 operations                                             (4.31)             4.92           0.48           2.01          0.16
 Distributions:
Dividends from net investment income                    (0.09)            (0.05)         (0.11)         (0.15)        (0.09)
Distributions in excess of net investment income           --               --               --         (0.04)        (0.00)*
Distributions from net realized capital gains           (1.16)            (2.33)         (1.07)         (0.16)        (0.42)
Distributions in excess of net realized gains               --               --              --            --         (0.03)
Total dividends and distributions                       (1.25)            (2.38)         (1.18)         (0.35)        (0.54)
Net asset value, end of period                          $10.95            $16.51         $13.97        $ 14.67        $13.01
Total return++                                         (27.54)%           39.54%          3.59%         15.77%         1.08%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $46,770           $43,111        $12,785         $13,477       $9,443
Ratio of operating expenses to average net assets        1.40%             1.39%           1.38%          1.39%        1.41%
Ratio of net investment income/(loss) to average
 net assets                                              0.64%             0.44%           0.54%          0.51%        0.37%
Portfolio turnover rate                                    --             129%(a)           146%            64%          36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.41%             1.43%           1.38%          1.39%        1.41%

                           * Amount represents less than $0.01 per share.
                           + Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Amount represents results prior to conversion to a master-feeder structure.


Nations International Equity Fund                   For a Share outstanding throughout each period

                                                        Year ended      Year ended     Year ended    Year ended     Year ended
Investor B Shares                                        03/31/01#       03/31/00#      03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                    $16.06            $13.75         $14.56         $12.83         $13.27
Net investment income/(loss)                              0.00            (0.05)         (0.03)         (0.03)         (0.05)
Net realized and unrealized gain/(loss) on
 investments                                            (4.27)             4.72           0.38           1.92           0.10
Net increase/(decrease) in net asset value from
 operation                                              (4.27)             4.67           0.35           1.89           0.05
Distributions:
Dividends from net investment income                    (0.07)            (0.03)         (0.09)            --          (0.04)
Distributions in excess of net investment income           --               --              --             --          (0.00)*
Distributions from net realized capital gains           (1.16)            (2.33)         (1.07)         (0.16)         (0.42)
Distributions in excess of net realized gains              --               --              --             --          (0.03)
Total dividends and distributions                       (1.23)            (2.36)         (1.16)         (0.16)         (0.49)
Net asset value, end of period                          $10.56           $16.06          $13.75         $14.56        $12.83
Total return++                                         (28.11)%           38.14%          2.65%         14.93%          0.28%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                  $20,747           $32,073        $28,266        $34,119        $36,698
Ratio of operating expenses to average net assets       2.15%             2.14%          2.13%          2.14%          2.16%
Ratio of net investment income/(loss) to average
 net assets                                             (0.11)%           (0.31)%        (0.21)%        (0.24)%       (0.38)%
Portfolio turnover rate                                   --              129%(a)         146%            64%            36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.16%             2.18%          2.13%          2.14%          2.16%

                           * Amount represents less than $0.01 per share.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                    For a Share outstanding throughout each period

                                                      Year ended       Year ended     Year ended    Year ended     Year ended
Investor C Shares                                      03/31/01#        03/31/00#      03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                    $15.72            $13.52        $14.34         $12.74         $13.13
Net investment income/(loss)                            (0.02)            (0.03)        (0.03)         (0.01)          0.02
Net realized and unrealized gain/(loss) on
 investments                                            (4.17)             4.60          0.37           1.89           0.10
Net increase/(decrease) in net asset value from
 operations                                             (4.19)             4.57          0.34           1.88           0.12
Distributions:
Dividends from net investment income                    (0.07)            (0.04)        (0.09)         (0.10)         (0.06)
Distributions in excess of net investment income           --               --             --          (0.02)         (0.00)*
Distributions from net realized capital gains           (1.16)            (2.33)        (1.07)         (0.16)         (0.42)
Distributions in excess of net realized gains              --               --            --             --           (0.03)
Total dividends and distributions                       (1.23)            (2.37)        (1.16)         (0.28)         (0.51)
Net asset value, end of period                          $10.30            $15.72        $13.52         $14.34         $12.74
Total return++                                         (28.22)%           38.12%         2.63%         15.05%          0.77%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,165            $ 987          $824           $933           $988
Ratio of operating expenses to average net assets        2.15%             2.14%         2.13%          1.97%          1.66%
Ratio of net investment income/(loss) to average
 net assets                                             (0.11)%           (0.31)%       (0.21)%        (0.07)%         0.12%
Portfolio turnover rate                                    --              129%(a)       146%            64%            36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.16%             2.18%         2.13%          1.97%          1.66%

                           * Amount represents less than $0.01 per share.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico International
Opportunities Fund         For a Share outstanding throughout the period

                                                        Period ended
Investor A Shares                                        03/31/01#*
Operating performance:
Net asset value, beginning of period                       $10.00
Net investment income/(loss)                               (0.01)
Net realized and unrealized gain/(loss) on
 investments                                               (1.98)
Net increase/(decrease) in net asset value from
 operations                                                (1.99)
Distributions:
Net asset value, end of period                             $ 8.01
Total return++                                            (19.90)%
====================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $2,797
Ratio of operating expenses to average net assets         1.72%+
Ratio of net investment income/(loss) to average
 net assets                                               (0.13)%+
Portfolio turnover rate                                    442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            6.53%+

                           * Marsico International Opportunities Fund Investor A Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.

Nations Marsico International
Opportunities Fund         For a Share outstanding throughout the period

                                                        Period ended
Investor B Shares                                        03/31/01#*
Operating performance:
Net asset value, beginning of period                       $10.00
Net investment income/(loss)                               (0.08)
Net realized and unrealized gain/(loss) on
 investments                                               (1.95)
Net increase/(decrease) in net asset value from
 operations                                                (2.03)
Distributions:
Net asset value, end of period                             $ 7.97
Total return++                                            (20.30)%
====================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $2,031
Ratio of operating expenses to average net assets           2.47%+
Ratio of net investment income/(loss) to average
 net assets                                               (0.88)%+
Portfolio turnover rate                                      442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             7.28%+

                           * Marsico International Opportunities Fund Investor B Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.

Nations Marsico International
Opportunities Fund         For a Share outstanding throughout the period

                                                        Period ended
Investor C Shares                                        03/31/01#*
Operating performance:
Net asset value, beginning of period                       $10.00
Net investment income/(loss)                               (0.09)
Net realized and unrealized gain/(loss) on
 investments                                               (1.94)
Net increase/(decrease) in net asset value from
 operations                                                (2.03)
Distributions:
Net asset value, end of period                             $ 7.97
Total return++                                            (20.30)%
==============================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $974
Ratio of operating expenses to average net assets           2.47%+
 Ratio of net investment income/(loss) to average
 net assets                                                (0.85)%+
Portfolio turnover rate                                      442%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 8%+

                           * Marsico International Opportunities Fund Investor C Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.

Nations Emerging Markets Fund                   For a Share outstanding throughout each period

                                                   Year ended   Year ended    Year ended     Year ended    Year ended
Investor A Shares                                   03/31/01#    03/31/00#    03/31/99#       03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of period                 $15.65       $8.09        $10.57           $11.39       $10.32
Net investment income/(loss)                         (0.04)       (0.09)         0.10             0.01        (0.01)
Net realized and unrealized gain/(loss) on
 investments                                         (6.75)        7.65         (2.52)           (0.75)        1.21
Net increase/(decrease) in net asset value from
 operations                                          (6.79)        7.56         (2.42)           (0.74)        1.20
Distributions:
Dividends from net investment income                 (0.02)         --          (0.06)           (0.08)       (0.02)
Distributions in excess of net investment income        --          --             --              --         (0.05)
Distributions from net realized capital gains           --          --             --              --         (0.06)
Total dividends and distributions                    (0.02)         --          (0.06)           (0.08)       (0.13)
Net asset value, end of period                       $8.84        $15.65         $8.09           $10.57       $11.39
Total return++                                      (43.38)%      93.33%       (22.90)%          (6.60)%      11.74%
=========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,851      $3,087          $951             $652        $894
Ratio of operating expenses to average net assets     2.05%        2.15%        2.03%(b)         1.82%        1.99%
Ratio of net operating expenses to average net
 assets including interest expense                    2.09%        2.16%           (a)             --           --
Ratio of net investment income/(loss) to average
 net assets                                          (0.65)%      (0.65)%        1.41%            0.11%       (0.12)%
Portfolio turnover rate                                97%         61%            71%             63%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.11%        2.79%         2.23%(b)         1.82%        1.99%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Emerging Markets Fund                     For a Share outstanding throughout each period

                                                    Year ended   Year ended   Year ended      Year ended     Year ended
Investor B Shares                                    03/31/01#    03/31/00#    03/31/99#       03/31/98#      03/31/97#
Operating performance:
Net asset value, beginning of period                  $15.32       $7.99        $10.49           $11.31        $10.26
Net investment income/(loss)                          (0.17)       (0.16)         0.05           (0.07)        (0.09)
Net realized and unrealized gain/(loss) on
 investments                                          (6.53)        7.49         (2.50)          (0.75)         1.20
Net increase/(decrease) in net asset value from
 operations                                           (6.70)        7.33         (2.45)          (0.82)         1.11
Distributions:
Dividends from net investment income                     --          --          (0.05)             --           --
Distributions from net realized capital gains            --          --             --              --         (0.06)
Total dividends and distributions                        --          --          (0.05)             --         (0.06)
Net asset value, end of period                        $8.62       $15.32        $7.99            $10.49        $11.31
Total return++                                       (43.73)%      91.74%       (23.42)%         (7.25)%       10.88%
========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,728       $3,468         $1,579          $1,247       $1,499
Ratio of operating expenses to average net assets      2.80%        2.90%         2.78%(b)         2.57%        2.74%
Ratio of net operating expenses to average net
 assets including interest expense                     2.84%        2.91%             (a)           --           --
Ratio of net investment income/(loss) to average
 net assets                                           (1.40)%      (1.40)%        0.66%           (0.64)%      (0.87)%
Portfolio turnover rate                                  97%         61%            71%             63%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.86%        3.54%         2.98%(b)         2.57%        2.74%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Emerging Markets Fund                  For a Share outstanding throughout each period

                                                   Year ended   Year ended    Year ended      Year ended   Year ended
Investor C Shares                                   03/31/01#    03/31/00#    03/31/99#        03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of period                 $15.31       $7.98        $10.47           $11.34       $10.27
Net investment income/(loss)                         (0.16)       (0.14)         0.05           (0.05)       (0.04)
Net realized and unrealized gain/(loss) on
 investments                                         (6.54)        7.47         (2.49)          (0.75)        1.20
Net increase/(decrease) in net asset value from
 operations                                          (6.70)        7.33         (2.44)          (0.80)        1.16
Distributions:
Dividends from net investment income                    --          --          (0.05)          (0.07)       (0.01)
Distributions in excess of net investment income        --          --             --              --        (0.02)
Distributions from net realized capital gains           --          --             --              --        (0.06)
Total dividends and distributions                       --          --          (0.05)          (0.07)       (0.09)
Net asset value, end of period                        $8.61       $15.31        $7.98           $10.47       $11.34
Total return++                                      (43.73)%      91.73%       (23.37)%         (7.17)%      11.34%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $65        $120            $86            $293         $226
Ratio of operating expenses to average net assets     2.80%        2.90%         2.78%(b)        2.40%        2.24%
Ratio of net operating expenses to average net
 assets including interest expense                    2.84%        2.91%           (a)            --           --
Ratio of net investment income/(loss) to average
 net assets                                          (1.40)%      (1.40)%        0.66%          (0.47)%      (0.37)%
Portfolio turnover rate                                 97%         61%            71%            63%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.86%        3.54%         2.98%(b)        2.40%        2.24%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations LargeCap Index Fund             For a Share outstanding throughout each period

                                                    Year ended        Year ended
Investor A Shares                                    03/31/01#         03/31/00#
Operating performance:
Net asset value, beginning of period                  $28.76            $24.94
Net investment income                                  0.17              0.19
Net realized and unrealized gain/(loss) on
 investments                                          (6.52)             4.08
Net increase in net asset value from operations       (6.35)             4.27
Distributions:
Dividends from net investment income                  (0.17)            (0.19)
Distributions from net realized capital gains          --##             (0.26)
Total dividends and distributions                     (0.17)            (0.45)
Net asset value, end of period                        $22.24            $28.76
Total return++                                       (22.18)%           17.32%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $27,417            $28,943
Ratio of operating expenses to average net assets     0.60%           0.60%(a)(b)
Ratio of net operating expenses to average net
 assets including interest expense                       --                --
Ratio of net investment income to average net
 assets                                                0.63%              0.71%
Portfolio turnover rate                                   8%                7%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.93%(a)          0.96%(a)

                                                   Year ended       Year ended       Year ended
Investor A Shares                                   03/31/99         03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of period                 $22.31           $15.87          $13.58
Net investment income                                 0.19             0.21            0.25
Net realized and unrealized gain/(loss) on
 investments                                           3.63            7.05            2.32
Net increase in net asset value from operations        3.82            7.26            2.57
Distributions:
Dividends from net investment income                 (0.20)           (0.23)          (0.23)
Distributions from net realized capital gains        (0.99)           (0.59)          (0.05)
Total dividends and distributions                    (1.19)           (0.82)          (0.28)
Net asset value, end of period                       $24.94           $22.31          $15.87
Total return++                                       18.00%           46.58%          19.06%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $13,827          $4,595         $2,574
Ratio of operating expenses to average net assets     0.60%(a)        0.60%(a)       0.60%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --              0.61%            --
Ratio of net investment income to average net
 assets                                                0.92%            1.14%          1.66%
Portfolio turnover rate                                  4%              26%            5%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.96%(a)        0.91%(a)       0.95%(a)

                           * LargeCap Index Fund Investor A Shares commenced operations on October 10, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations MidCap Index Fund         For a Share outstanding throughout the period

                                                      Period ended
Investor A Shares                                       03/31/01*
Operating performance:
Net asset value, beginning of period                    $ 9.55
Net investment income/(loss)                              0.05
Net realized and unrealized gain/(loss) on
 investments                                             (0.24)
Net increase/(decrease) in net asset value from
 operations                                              (0.19)
Distributions:
Dividends from net investment income                     (0.06)
Distributions from net realized capital gains            (0.89)
Total dividends and distributions                        (0.95)
Net asset value, end of period                           $8.41
Total return++                                          (2.84)%
================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $215
Ratio of operating expenses to average net assets       0.60%(a)+
Ratio of net operating expenses including interest
 expense to average net assets                          0.61%(a)+
Ratio of net investment income/(loss) to average
 net assets                                              0.57%+
Portfolio turnover rate                                    69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.00%(a)+

                           * MidCap Index Investor A Shares commenced operations on May 31, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset (Note
                           2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations SmallCap Index Fund                For a Share outstanding throughout each period

                                                      Year ended          Year ended
Investor A Shares                                      03/31/01#           03/31/00#
Operating performance:
Net asset value, beginning of period                   $13.52               $11.03
Net investment income                                   0.04                  0.01
Net realized and unrealized gain/(loss) on
 investments                                           (0.32)                 2.49
Net increase/(decrease) in net asset value from
 operations                                            (0.28)                 2.50
Distributions:
Dividends from net investment income                   (0.02)                (0.01)
Distributions from net realized capital gains            --                   0.00
Total dividends and distributions                     (0.02)                (0.01)
Net asset value, end of period                        $ 13.22               $13.52
Total return++                                        (2.06)%               22.67%
===================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $6,517                $7,610
Ratio of operating expenses to average net assets    0.66%(a)(b)           0.75%(a)
Ratio of net operating expenses to average net
 assets including interest expense                      --                 0.76%(a)
Ratio of net investment income to average net
 assets                                                 0.31%                0.10%
Portfolio turnover rate                                  65%                  53%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.04%(a)            1.02%(a)

                                                     Year ended             Year ended        Period ended
Investor A Shares                                     03/31/99#               03/31/98          03/31/97*
Operating performance:
Net asset value, beginning of period                  $14.08                  $9.82                $10.00
Net investment income                                   0.03                   0.03                  0.03
Net realized and unrealized gain/(loss) on
 investments                                          (2.91)                   4.57                (0.18)
Net increase/(decrease) in net asset value from
 operations                                           (2.88)                   4.60                (0.15)
Distributions:
Dividends from net investment income                  (0.03)                  (0.03)               (0.03)
Distributions from net realized capital gains         (0.14)                  (0.31)                  --
Total dividends and distributions                     (0.17)                  (0.34)               (0.03)
Net asset value, end of period                        $11.03                  $14.08                $9.82
Total return++                                       (20.67)%                 47.35%               (1.52)%
===========================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $9,782                 $13,768               $334
Ratio of operating expenses to average net assets    0.75%(a)(b)            0.75%(a)(b)           0.75%+
Ratio of net operating expenses to average net
 assets including interest expense                      --                     --                    --
Ratio of net investment income to average net
 assets                                                0.27%                   0.27%              0.80%+
Portfolio turnover rate                                  65%                    62%                 18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.07%(a)                1.27%(a)            1.46%+

                           * SmallCap Index Fund Investor A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was 0.01%.

Nations Managed Index Fund                 For a Share outstanding throughout each period

                                                    Year ended              Year ended
Investor A Shares                                    03/31/01#               03/31/00#
Operating performance:
Net asset value, beginning of period                 $22.04                   $19.39
Net investment income                                  0.08                    0.11
Net realized and unrealized gain on investments      (4.47)                    2.78
Net increase in net asset value from operations      (4.39)                    2.89
Distributions:
Dividends from net investment income                 (0.07)                   (0.11)
Distributions from net realized capital gains        (2.69)                   (0.13)
Total dividends and distributions                    (2.76)                   (0.24)
Net asset value, end of period                       $14.89                   $22.04
Total return++                                      (21.75)%                  15.04%
=====================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $32,402                 $51,433
Ratio of operating expenses to average net assets   0.75%(a)(b)            0.75%(a)(b)
Ratio of net investment income to average net
 assets                                               0.42%                   0.55%
Portfolio turnover rate                                97%                    64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.95%(a)                 0.97%(a)


                                                     Year ended       Year ended          Period ended
Investor A Shares                                    03/31/99#         03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period                  $17.14           $11.89               $10.00
Net investment income                                  0.14             0.14                 0.12
Net realized and unrealized gain on investments        2.39             5.40                 1.89
Net increase in net asset value from operations        2.53             5.54                 2.01
Distributions:
Dividends from net investment income                  (0.13)           (0.14)               (0.12)
Distributions from net realized capital gains         (0.15)           (0.15)                 --
Total dividends and distributions                     (0.28)           (0.29)               (0.12)
Net asset value, end of period                        $19.39           $17.14               $11.89
Total return++                                        14.97%           47.21%               20.12%
====================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $51,439           $25,447              $3,038
Ratio of operating expenses to average net assets    0.75%(a)        0.75%(a)(b)           0.75%+(a)
Ratio of net investment income to average net
 assets                                               0.78%            1.01%                1.67%+
Portfolio turnover rate                                35%              30%                  17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       0.98%(a)         1.05%(a)             1.30%+(a)

                           * Managed Index Fund Investor A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund          For a Share outstanding throughout each period

                                                   Year ended      Year ended
Investor A Shares                                  03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                $9.51            $9.79
Net investment income                                0.56             0.54
Net realized and unrealized gain/(loss) on
 investments                                         0.30            (0.28)
Net increase/(decrease) in net asset value from
 operations                                          0.86             0.26
Distributions:
Dividends from net investment income                (0.56)           (0.54)
Total dividends and distributions                   (0.56)           (0.54)
Net asset value, end of period                       $9.81            $9.51
Total return++                                       9.28%            2.76%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $7,658           $11,831
Ratio of operating expenses to average net assets   0.76%(a)         0.73%(a)
Ratio of net investment income to average net
 assets                                              5.79%            5.63%
Portfolio turnover rate                               42%              62%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.86%(a)         0.88%(a)

                                                   Year ended       Year ended          Year ended
Investor A Shares                                  03/31/99          03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                $9.77             $9.68                 $9.76
Net investment income                                0.54              0.54                  0.56
Net realized and unrealized gain/(loss) on
 investments                                         0.02              0.09                 (0.08)
Net increase/(decrease) in net asset value from
 operations                                          0.56              0.63                  0.48
Distributions:
Dividends from net investment income                (0.54)            (0.54)                (0.56)
Total dividends and distributions                   (0.54)            (0.54)                (0.56)
Net asset value, end of period                      $9.79             $9.77                 $9.68
Total return++                                      5.85%             6.67%                 5.04%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $14,652          $13,688                $6,169
Ratio of operating expenses to average net assets  0.70%(a)        0.76%(a)(b)            0.75%(b)
Ratio of net investment income to average net
 assets                                             5.50%             5.55%                 5.77%
Portfolio turnover rate                               64%               66%                  172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.05%(a)         1.06%(a)              1.05%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund            For a Share outstanding throughout each period

                                                   Year ended      Year ended
Investor B Shares                                   03/31/01        03/31/00
Operating performance:
Net asset value, beginning of period                $9.51            $9.79
Net investment income                                0.48             0.51
Net realized and unrealized gain/(loss) on
 investments                                         0.29            (0.28)
Net increase/(decrease) in net asset value from
 operations                                          0.77             0.23
Distributions:
Dividends from net investment income                (0.48)           (0.51)
Total dividends and distributions                   (0.48)           (0.51)
Net asset value, end of period                      $9.80            $9.51
Total return++                                      8.36%            2.40%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $2,515           $2,914
Ratio of operating expenses to average net assets 1.51%(a)         1.05%(c)
Ratio of net investment income to average net
 assets                                             5.04%            5.31%
Portfolio turnover rate                              42%              62%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements    1.61%(a)         1.63%(c)

                                                  Year ended        Year ended          Year ended
Investor B Shares                                 03/31/99          03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                $9.77             $9.68                $9.76
Net investment income                                0.52              0.53                 0.55
Net realized and unrealized gain/(loss) on
 investments                                         0.02              0.09                (0.08)
Net increase/(decrease) in net asset value from
 operations                                          0.54              0.62                 0.47
Distributions:
Dividends from net investment income                (0.52)            (0.53)               (0.55)
Total dividends and distributions                   (0.52)            (0.53)               (0.55)
Net asset value, end of period                      $9.79             $9.77                $9.68
Total return++                                      5.70%             6.51%                4.89%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $5,825            $4,602               $5,536
Ratio of operating expenses to average net assets   0.85%(c)        0.91%(b)(c)           0.90%(b)
Ratio of net investment income to average net
 assets                                              5.35%             5.40%                5.62%
Portfolio turnover rate                               64%               66%                 172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.80%(c)         1.21%(c)              1.20%

                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund              For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor C Shares                                      03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                    $9.51            $9.79
Net investment income                                    0.48             0.47
Net realized and unrealized gain/(loss) on
 investments                                             0.29            (0.28)
Net increase/(decrease) in net asset value from
 operations                                              0.77             0.19
Distributions:
Dividends from net investment income                    (0.48)           (0.47)
Total dividends and distributions                       (0.48)           (0.47)
Net asset value, end of period                          $9.80             $9.51
Total return++                                           8.37%            1.97%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $833              $987
Ratio of operating expenses to average net assets      1.51%(a)         1.50%(a)
Ratio of net investment income to average net assets    5.04%            4.86%
Portfolio turnover rate                                  42%              62%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.61%(a)         1.63%(a)

                                                      Year ended        Year ended           Year ended
Investor C Shares                                      03/31/99          03/31/98             03/31/97#
Operating performance:
Net asset value, beginning of period                    $9.77             $9.68                 $9.76
Net investment income                                    0.52              0.53                  0.55
Net realized and unrealized gain/(loss) on
 investments                                             0.02              0.09                 (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.54              0.62                  0.47
Distributions:
Dividends from net investment income                    (0.52)            (0.53)                (0.55)
Total dividends and distributions                       (0.52)            (0.53)                (0.55)
Net asset value, end of period                          $9.79             $9.77                 $9.68
Total return++                                           5.64%             6.51%                 4.89%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $1,744            $2,992                $4,063
Ratio of operating expenses to average net assets     1.01%(a)         0.91%(a)(b)            0.90%(b)
Ratio of net investment income to average net assets    5.19%             5.40%                 5.62%
Portfolio turnover rate                                  64%               66%                  172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.80%(a)           1.21%(a)              1.20%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                                For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor A Shares                                      03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                    $3.94            $4.10
Net investment income                                    0.22             0.22
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)
Net increase/(decrease) in net asset value from
 operations                                              0.43             0.06
Distributions:
Dividends from net investment income                    (0.22)           (0.22)
Total dividends and distributions                       (0.22)           (0.22)
Net asset value, end of period                          $4.15            $3.94
Total return++                                          11.31%           1.43%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $44,244          $45,341
Ratio of operating expenses to average net assets       0.82%(a)         0.80%(a)
Ratio of net investment income to average net assets     5.54%            5.39%
Portfolio turnover rate                                  108%             177%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.84%(a)         0.90%(a)

                                                       Year ended     Year ended     Year ended
Investor A Shares                                       03/31/99       03/31/98      03/31/97#
Operating performance:
Net asset value, beginning of period                    $4.12            $3.99        $4.07
Net investment income                                    0.21             0.22         0.22
Net realized and unrealized gain/(loss) on
 investments                                            (0.02)            0.13        (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.19             0.35         0.14
Distributions:
Dividends from net investment income                    (0.21)           (0.22)       (0.22)
Total dividends and distributions                       (0.21)           (0.22)       (0.22)
Net asset value, end of period                          $4.10            $4.12         $3.99
Total return++                                           4.76%            8.89%        3.51%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $44,793         $49,478      $42,468
Ratio of operating expenses to average net assets       0.78%(a)          0.81%     0.83%(a)(b)
Ratio of net investment income to average net assets    5.16%             5.33%       5.53%
Portfolio turnover rate                                  242%              538%        529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.03%(a)          1.01%      1.03%(a)

                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                              For a Share outstanding through each period

                                                      Year ended       Year ended
Investor B Shares                                      03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                    $3.94            $4.10
Net investment income                                    0.19             0.19
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03
Distributions:
Dividends from net investment income                    (0.19)           (0.19)
Total dividends and distributions                       (0.19)           (0.19)
Net asset value, end of period                          $4.15            $3.94
Total return++                                          10.46%            0.70%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $8,199           $8,400
Ratio of operating expenses to average net assets      1.59%(a)         1.51%(a)
Ratio of net investment income to average net assets    4.77%            4.68%
Portfolio turnover rate                                 108%             177%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.59%(a)         1.65%(a)

                                                       Year ended     Year ended     Year ended
Investor B Shares                                       03/31/99       03/31/98       03/31/97#
Operating performance:
Net asset value, beginning of period                    $4.12            $3.99          4.07
Net investment income                                    0.19             0.20          0.20
Net realized and unrealized gain/(loss) on
 investments                                            (0.02)            0.13         (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.17             0.33          0.12
Distributions:
Dividends from net investment income                    (0.19)            (0.20)       (0.20)
Total dividends and distributions                       (0.19)            (0.20)       (0.20)
Net asset value, end of period                          $4.10            $4.12         $3.99
Total return++                                           4.14%             8.35%        3.10%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $9,591           $9,815        $10,788
Ratio of operating expenses to average net assets      1.38%(a)           1.34%       1.23%(a)(b)
Ratio of net investment income to average net assets    4.56%             4.80%        5.13%
Portfolio turnover rate                                  242%              538%         529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.78%(a)           1.54%        1.43%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                               For a Share outstanding throughout each period

                                                      Year ended       Year ended
Investor C Shares                                      03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                     $3.93           $4.09
Net investment income                                    0.19             0.19
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03
Distributions:
Dividends from net investment income                    (0.19)           (0.19)
Total dividends and distributions                       (0.19)           (0.19)
Net asset value, end of period                          $4.14            $3.93
Total return++                                          10.49%            0.74%
=================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,079            $661
Ratio of operating expenses to average net assets      1.59%(a)        1.54%(a)
Ratio of net investment income to average net assets    4.77%            4.65%
Portfolio turnover rate                                  108%             177%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.59%(a)        1.65%(a)

                                                      Year ended     Year ended      Year ended
Investor C Shares                                      03/31/99       03/31/98        03/31/97#
Operating performance:
Net asset value, beginning of period                    $4.12            $3.99         $4.07
Net investment income                                    0.19             0.20          0.21
Net realized and unrealized gain/(loss) on
 investments                                            (0.03)            0.13         (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.16             0.33          0.13
Distributions:
Dividends from net investment income                    (0.19)            (0.20)       (0.21)
Total dividends and distributions                       (0.20)            (0.21)
Net asset value, end of period                          $4.09            $4.12         $3.99
Total return++                                           4.05%             8.45%        3.21%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,190           $1,808        $8,334
Ratio of operating expenses to average net assets       1.34%(a)          1.31%      1.13%(a)(b)
Ratio of net investment income to average net assets     4.60%            4.83%        5.23%
Portfolio turnover rate                                   242%             538%        529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(a)          1.51%       1.33%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                          For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor A Shares                                     03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                   $9.37            $9.86
Net investment income                                   0.57             0.57
Net realized and unrealized gain/(loss) on
 investments                                            0.49            (0.50)
Net increase/(decrease) in net asset value from
 operations                                             1.06             0.07
Distributions:
Dividends from net investment income                   (0.57)           (0.56)
Distributions from capital                               --               --
Total dividends and distributions                      (0.57)           (0.56)
Net asset value, end of period                          $9.86            $9.37
Total return++                                         11.70%            0.80%
===============================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                   $57,641          $57,485
Ratio of operating expenses to average net assets      0.96%(a)         1.03%(b)
Ratio of net investment income to average net assets    6.01%            5.92%
Portfolio turnover rate                                 183%             348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.11%(a)          1.15%


                                                     Year ended        Year ended          Year ended
Investor A Shares                                     03/31/99#         03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                   $9.90             $9.39                $9.67
Net investment income                                   0.56              0.52                 0.58
Net realized and unrealized gain/(loss) on
 investments                                           (0.05)             0.51                (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.51              1.03                 0.28
Distributions:
Dividends from net investment income                   (0.55)            (0.52)               (0.56)
Distributions from capital                                --                --              (0.00)(b)
Total dividends and distributions                      (0.55)            (0.52)               (0.56)
Net asset value, end of period                          $9.86            $9.90                 $9.39
Total return++                                         5.16%            11.37%                2.92%
=======================================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000's)                   $19,167           $8,509                $9,852
 Ratio of operating expenses to average net assets      0.98%(a)          1.10%(a)(b)           1.05%
Ratio of net investment income to average net assets    5.45%             5.38%                 6.03%
 Portfolio turnover rate                                 600%              303%                  468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.09%(a)          1.24%(a)              1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                           For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor B Shares                                     03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                  $9.38            $9.86
Net investment income                                  0.50             0.49
Net realized and unrealized gain/(loss) on
 investments                                           0.49            (0.48)
Net increase/(decrease) in net asset value from
 operations                                            0.99             0.01
Distributions:
Dividends from net investment income                  (0.50)           (0.49)
Distributions from capital                               --               --
Total dividends and distributions                     (0.50)           (0.49)
Net asset value, end of period                         $9.87            $9.38
Total return++                                        10.86%            0.22%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $27,544          $26,988
Ratio of operating expenses to average net assets      1.71%(a)         1.72%(b)
Ratio of net investment income to average net assets    5.26%            5.23%
Portfolio turnover rate                                 186%             348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.86%(a)          1.90%

                                                     Year ended        Year ended          Year ended
Investor B Shares                                     03/31/99#         03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                   $9.90             $9.39                $9.67
Net investment income                                   0.49              0.47                 0.54
Net realized and unrealized gain/(loss) on
 investments                                           (0.04)             0.51                (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.45              0.98                 0.24
Distributions:
Dividends from net investment income                   (0.49)            (0.47)               (0.52)
Distributions from capital                                --                --               (0.00)##
Total dividends and distributions                     (0.49)            (0.47)                (0.52)
Net asset value, end of period                         $9.86            $9.90                 $9.39
Total return++                                         4.53%            10.78%                2.51%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $30,109           $32,391              $38,807
Ratio of operating expenses to average net assets     1.58%(a)        1.63%(a)(b)             1.45%
Ratio of net investment income to average net assets   4.85%             4.85%                5.63%
Portfolio turnover rate                                600%              303%                 468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.84%(a)          1.77%(a)              1.59%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                          For a Share outstanding throughout each period

                                                     Year ended       Year ended
Investor C Shares                                     03/31/01         03/31/00
Operating performance:
Net asset value, beginning of period                   $9.34            $9.86
Net investment income                                   0.52             0.49
Net realized and unrealized gain/(loss) on
 investments                                            0.48            (0.52)
Net increase/(decrease) in net asset value from
 operations                                             1.00            (0.03)
Distributions:
Dividends from net investment income                   (0.50)           (0.49)
Distributions from capital                               --               --
Total dividends and distributions                      (0.50)           (0.49)
Net asset value, end of period                          $9.84           $9.34
Total return++                                         11.03%           (0.22)%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $1,213            $238
Ratio of operating expenses to average net assets      1.71%(a)         1.78%(b)
Ratio of net investment income to average net assets    5.26%            5.17%
Portfolio turnover rate                                 1.83%            348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.86%(a)          1.90%

                                                      Year ended        Year ended         Year ended
Investor C Shares                                      03/31/99#         03/31/98           03/31/97#
Operating performance:
Net asset value, beginning of period                   $9.90              $9.39               $9.67
Net investment income                                   0.49              0.48                 0.55
Net realized and unrealized gain/(loss) on
 investments                                           (0.04)             0.51                (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.45              0.99                 0.25
Distributions:
Dividends from net investment income                   (0.49)            (0.48)               (0.53)
Distributions from capital                                --                --               (0.00)##
Total dividends and distributions                     (0.49)             (0.48)                (0.53)
Net asset value, end of period                         $9.86             $9.90                 $9.39
Total return++                                         4.52%             10.84%                2.67%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $213              $735                $1,835
 Ratio of operating expenses to average net assets     1.59%(a)         1.58%(a)(b)            1.30%
Ratio of net investment income to average net assets    4.84%             4.90%                5.78%
 Portfolio turnover rate                                600%              303%                  468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.84%(a)          1.72%(a)              1.44%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Bond Fund               For a Share outstanding throughout each period

                                                    Year ended   Period ended
Investor A Shares*,***                               03/31/01#     03/31/00
Operating performance:
Net asset value, beginning of period                  $9.15        $9.50
Net investment income                                  0.56         0.46
Net realized and unrealized gain (loss) on
 investments                                           0.40        (0.34)
Net increase in net asset value from operations        0.96        0.12
Distributions:
Dividends from net investment income                   (0.56)      (0.47)
Distributions from net realized capital gains             --          --
Total dividends and distributions                     (0.56)      (0.47)
Net asset value, end of period                         $9.55        $9.15
Total return++                                        10.88%       1.34%
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $62,617     $45,207
Ratio of operating expenses to average net assets      1.03%       1.06%+
Ratio of net investment income to average net
 assets                                                6.67%       5.83%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.06%       1.30%+

                                                    Period ended   Year ended   Year ended   Year ended
Investor A Shares*,***                                05/14/99      02/28/99     02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                   $9.52          $9.69        $9.54       $9.75
Net investment income                                   0.10           0.50         0.49        0.52
Net realized and unrealized gain (loss) on
 investments                                           (0.04)         (0.03)        0.20       (0.15)
Net increase in net asset value from operations         0.06           0.47         0.69        0.37
Distributions:
Dividends from net investment income                   (0.08)         (0.53)       (0.51)      (0.52)
Distributions from net realized capital gains             --          (0.11)       (0.03)      (0.06)
Total dividends and distributions                      (0.08)         (0.64)       (0.54)      (0.58)
Net asset value, end of period                         $9.50          $9.52        $9.69        $9.54
Total return++                                         0.66%          4.89%        7.40%        3.92%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $61,412        $63,404      $41,875      $22,937
Ratio of operating expenses to average net assets      1.09%+          0.90%       0.90%        0.75%
Ratio of net investment income to average net
 assets                                                4.90%+          5.14%       5.50%        5.45%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.12%+          0.90%       1.21%        2.26%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC
                           ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Intermediate Bond Fund    For a Share outstanding throughout each period

                                                       Year ended    Period ended
Investor B Shares                                       03/31/01#      03/31/00*
Operating performance:
Net asset value, beginning of period                     $9.13          $9.52
Net investment income                                     0.47           0.22
Net realized and unrealized gain/(loss) on
 investments                                              0.42          (0.36)
Net increase/(decrease) in net asset value from
 operations                                               0.89          (0.14)
Distributions:
Dividends from net investment income                      (0.51)        (0.25)
Total dividends and distributions                         (0.51)        (0.25)
Net asset value, end of period                            $9.51         $9.13
Total return ++                                           9.99%         1.33%
======================================================   =======        =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,290         $  256
Ratio of operating expenses to average net assets         1.78%         1.81%+
Ratio of net investment income to average net assets      5.31%         5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.81%         2.05%+

                           * Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Intermediate Bond Fund           For a Share outstanding throughout each period

                                                   Year ended   Period ended
Investor C Shares*                                  03/31/01#     03/31/00
Operating performance:
Net asset value, beginning of period                 $9.32        $9.56
Net investment income                                 0.47        0.34
Net realized and unrealized gain/(loss) on
 investments                                          1.09       (0.23)
Net increase in net asset value from operations       1.56        0.11
Distributions:
Dividends from net investment income                 (0.41)      (0.35)
Distributions from net realized capital gains           --          --
Total dividends and distributions                    (0.41)      (0.35)
Net asset value, end of period                       $10.47       $9.32
Total return++                                       17.06%       1.18%
=========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $797          $15
Ratio of operating expenses to average net assets    1.78%        1.81%+
Ratio of net investment income to average net
 assets                                              5.31%        5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.81%        2.05%+

                                                  Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                  05/14/99      02/28/99     02/28/98     02/28/97**
Operating performance:
Net asset value, beginning of period                 $9.59          $9.72       $9.54         $9.53
Net investment income                                 0.09           0.46         0.44         0.31
Net realized and unrealized gain/(loss) on
 investments                                         (0.04)            --         0.19         0.07
Net increase in net asset value from operations       0.05           0.46         0.63         0.38
Distributions:
Dividends from net investment income                 (0.08)         (0.48)       (0.42)       (0.31)
Distributions from net realized capital gains           --          (0.11)       (0.03)       (0.06)
Total dividends and distributions                   (0.08)          (0.59)       (0.45)       (0.37)
Net asset value, end of period                       $ 9.56         $ 9.59       $ 9.72       $ 9.54
Total return++                                       0.47%           4.76%        6.80%        3.73%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $469           $495          $513         $332
Ratio of operating expenses to average net assets   1.57%+          1.39%        1.39%        1.43%+
Ratio of net investment income to average net
 assets                                             4.42%+          4.67%        4.99%        5.41%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.84%+          1.65%        1.73%        2.71%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** Intermediate Bond, Investor C Shares commenced operations on November 20, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Bond Fund                 For a Share outstanding throughout each period

                                                   Year ended      Year ended
Investor A Shares                                   03/31/01        03/31/00
Operating performance:
Net asset value, beginning of period                $9.37             $9.93
Net investment income                                0.60              0.57
Net realized and unrealized gain/(loss) on
 investments                                         0.41             (0.52)
Net increase/(decrease) in net asset value from
 operations                                          1.01              0.05
Distributions:
Dividends from net investment income                (0.60)            (0.57)
Distributions from net realized capital gains       (0.00)            (0.04)
Distributions from capital                           0.00               --
Total dividends and distributions                   (0.60)            (0.61)
Net asset value, end of period                      $9.78             $9.37
Total return++                                      11.11%             0.74%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $27,220           $23,420
Ratio of operating expenses to average net assets   0.92%(a)           0.90%
Ratio of net investment income to average net
 assets                                              6.28%             5.97%
Portfolio turnover rate                               120%              63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.92%(a)           0.94%

                                                  Year ended        Year ended          Year ended
Investor A Shares                                  03/31/99          03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                $10.03            $9.62                $9.93
Net investment income                                 0.57             0.56                 0.56
Net realized and unrealized gain/(loss) on
 investments                                         (0.04)            0.41                (0.20)
Net increase/(decrease) in net asset value from
 operations                                           0.53             0.97                 0.36
Distributions:
Dividends from net investment income                 (0.57)           (0.56)               (0.56)
Distributions from net realized capital gains        (0.06)             --                 (0.11)
Distributions from capital                              --              --                (0.00)##
Total dividends and distributions                    (0.63)            (0.56)              (0.67)
Net asset value, end of period                       $9.93            $10.03                $9.62
Total return++                                       5.40%            10.30%                3.70%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $32,119           $26,054              $6,345
Ratio of operating expenses to average net assets   0.88%(a)        0.92%(a)(b)           0.91%(a)
Ratio of net investment income to average net
 assets                                              5.66%             5.66%                5.78%
Portfolio turnover rate                              107%               244%                 368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.03%(a)          1.03%(b)            1.01%(b)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund          For a Share outstanding throughout each period

                                                      Year ended     Year ended
Investor B Shares                                      03/31/01       03/31/00
Operating performance:
Net asset value, beginning of period                    $9.37           $9.93
Net investment income                                    0.52            0.50
Net realized and unrealized gain/(loss) on
 investments                                             0.41           (0.52)
Net increase/(decrease) in net asset value from
 operations                                              0.93           (0.02)
Distributions:
Dividends from net investment income                    (0.52)          (0.50)
Distributions from net realized gains                    0.00           (0.04)
Distributions from capital                               0.00             --
Total dividends and distributions                       (0.52)          (0.54)
Net asset value, end of period                          $9.78           $9.37
Total return++                                          10.29%           0.05%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $6,994           $5,637
Ratio of operating expenses to average net assets       1.67%(a)          1.59%
Ratio of net investment income to average net assets    5.53%             5.28%
Portfolio turnover rate                                 1.20%               63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.67%(a)          1.69%

                                                      Year ended         Year ended          Year ended
Investor B Shares                                      03/31/99           03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                    $10.03             $9.62               $9.93
Net investment income                                    0.51               0.51                0.52
Net realized and unrealized gain/(loss) on
 investments                                            (0.04)              0.41              (0.20)
Net increase/(decrease) in net asset value from
 operations                                              0.47               0.92                0.32
Distributions:
Dividends from net investment income                    (0.51)           (0.51)               (0.52)
Distributions from net realized gains                   (0.06)              --                (0.11)
Distributions from capital                                --                --               (0.00)##
Total dividends and distributions                       (0.57)           (0.51)               (0.63)
Net asset value, end of period                          $9.93            $10.03                $9.62
Total return++                                           4.76%            9.73%                3.23%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $5,440           $2,662               $2,109
Ratio of operating expenses to average net assets       1.48%(a)        1.47%(a)(b)          1.36%(a)
Ratio of net investment income to average net assets     5.06%            5.11%                5.33%
Portfolio turnover rate                                  107%              244%                 368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(a)          1.58%(b)           1.46%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund                          For a Share outstanding throughout each period

                                                      Year ended     Year ended
Investor C Shares                                      03/31/01       03/31/00
Operating performance:
Net asset value, beginning of period                    $9.37           $9.93
Net investment income                                    0.52            0.48
Net realized and unrealized gain/(loss) on
 investments                                             0.41            (0.52)
Net increase/(decrease) in net asset value from
 operations                                              0.93            (0.04)
Distributions:
Dividends from net investment income                    (0.52)           (0.48)
Distributions from net realized capital gains            0.00            (0.04)
Distributions from capital                               0.00              --
Total dividends and distributions                       (0.52)           (0.52)
Net asset value, end of period                          $9.78            $9.37
Total return++                                          10.28%           (0.24)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,321           $934
Ratio of operating expenses to average net assets       1.67%(a)         1.67%
Ratio of net investment income to average net assets    5.53%            5.20%
Portfolio turnover rate                                  120%             63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.67%(a)         1.69%

                                                      Year ended          Year ended          Year ended
Investor C Shares                                      03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of period                    $10.03             $9.62                $9.93
Net investment income                                     0.51              0.52                 0.53
Net realized and unrealized gain/(loss) on
 investments                                             (0.04)             0.41                (0.20)
Net increase/(decrease) in net asset value from
 operations                                               0.47              0.93                 0.33
Distributions:
Dividends from net investment income                     (0.51)            (0.52)               (0.53)
Distributions from net realized capital gains            (0.06)              --                 (0.11)
Distributions from capital                                 --                --                (0.00)(b)
Total dividends and distributions                        (0.57)            (0.52)               (0.64)
Net asset value, end of period                           $9.93             $10.03               $9.62
Total return++                                           4.90%             9.87%                3.38%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,137              $943                $1,068
Ratio of operating expenses to average net assets       1.40%(a)         1.42%(a)(b)           1.21%(a)
Ratio of net investment income to average net assets     5.14%             5.16%                5.48%
Portfolio turnover rate                                  107%               244%                 368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.78%(a)          1.53%(b)             1.31%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Income Fund             For a Share outstanding throughout each period

                                                      Year ended    Year ended
Investor A Shares                                      03/31/01#     03/31/00
Operating performance:
Net asset value, beginning of period                    $9.52         $10.31
Net investment income                                    0.63          0.65
Net realized and unrealized gain/(loss) on
 investments                                             0.36         (0.79)
Net increase/(decrease) in net asset value from
 operations                                              0.99         (0.14)
Distributions:
Dividends from net investment income                    (0.63)        (0.65)
Distributions from net realized capital gains             --        (0.00)(b)
Total dividends and distributions                       (0.63)        (0.65)
Net asset value, end of period                          $9.88         $9.52
Total return++                                          10.80%        (1.30)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $29,102      $30,870
Ratio of operating expenses to average net assets        0.97%       0.96%(a)
Ratio of net investment income to average net assets      6.51%       6.55%
Portfolio turnover rate                                   238%        107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.09%      1.15%(a)

                                                     Year ended       Year ended       Year ended
Investor A Shares                                     03/31/99#        03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of period                   $10.55           $10.11            $10.42
Net investment income                                    0.63             0.63             0.66
Net realized and unrealized gain/(loss) on
 investments                                           (0.14)            0.44             (0.18)
Net increase/(decrease) in net asset value from
 operations                                             0.49             1.07              0.48
Distributions:
Dividends from net investment income                   (0.63)           (0.63)            (0.66)
Distributions from net realized capital gains          (0.10)             --              (0.13)
Total dividends and distributions                     (0.73)            (0.63)            (0.79)
Net asset value, end of period                         $10.31           $10.55            $10.11
Total return++                                          4.74%           10.80%             4.71%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $12,954          $11,946          $11,662
 Ratio of operating expenses to average net assets     0.95%(a)        0.98%(a)         1.00%(a)
Ratio of net investment income to average net assets    6.02%            6.02%            6.48%
 Portfolio turnover rate                                 94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.05%(a)         1.08%(a)         1.10%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.

Nations Strategic Income Fund     For a Share outstanding throughout each period

                                                      Year ended     Year ended
Investor B Shares                                      03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of period                    $9.52          $10.31
Net investment income                                    0.56           0.59
Net realized and unrealized gain/(loss) on
 investments                                             0.37          (0.79)
Net increase/(decrease) in net asset value from
 operations                                              0.93          (0.20)
Distributions:
Dividends from net investment income                    (0.56)         (0.59)
Distributions from net realized capital gains             --         (0.00)(b)
Total dividends and distributions                       (0.56)         (0.59)
Net asset value, end of period                          $9.89          $9.52
Total return++                                          10.08%        (1.98)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $50,251      $55,946
Ratio of operating expenses to average net assets        1.72%       1.65%(a)
Ratio of net investment income to average net assets     5.76%       5.68%
Portfolio turnover rate                                   238%        107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.84%       1.90%(a)

                                                      Year ended      Year ended      Year ended
Investor B Shares                                     03/31/99#       03/31/98        03/31/97#
Operating performance:
Net asset value, beginning of period                   $10.55          $10.11          $10.42
Net investment income                                    0.57            0.57            0.61
Net realized and unrealized gain/(loss) on
 investments                                           (0.14)            0.44           (0.18)
Net increase/(decrease) in net asset value from
 operations                                              0.43            1.01            0.43
Distributions:
Dividends from net investment income                   (0.57)          (0.57)           (0.61)
Distributions from net realized capital gains          (0.10)            --             (0.13)
Total dividends and distributions                      (0.67)          (0.57)           (0.74)
Net asset value, end of period                         $10.31          $10.55           $10.11
Total return++                                          4.11%          10.18%            4.18%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $67,651          $65,248         $70,631
Ratio of operating expenses to average net assets     1.55%(a)         1.55%(a)        1.50%(a)
Ratio of net investment income to average net assets    5.42%            5.45%          5.98%
Portfolio turnover rate                                  94%             203%            278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.80%(a)         1.65%(a)        1.60%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.

Nations Strategic Income Fund              For a Share outstanding throughout each period

                                                     Year ended     Year ended
Investor C Shares                                     03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of period                   $9.52       $10.31
Net investment income                                  0.56          0.58
Net realized and unrealized gain/(loss) on
 investments                                           0.36        (0.79)
Net increase/(decrease) in net asset value from
 operations                                            0.92        (0.21)
Distributions:
Dividends from net investment income                  (0.56)      (0.58)
Distributions from net realized capital gains           --        (0.00)(b)
Total dividends and distributions                    (0.56)       (0.58)
Net asset value, end of period                        $9.88       $9.52
Total return++                                        9.89%       (2.04)%
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,527      $1,202
Ratio of operating expenses to average net assets     1.72%      1.71%(a)
Ratio of net investment income to average net
 assets                                               5.76%       5.80%
Portfolio turnover rate                                238%       107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.84%      1.90%(a)

                                                   Year ended       Year ended       Year ended
Investor C Shares                                   03/31/99#        03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of period                 $10.55           $10.11           $10.42
Net investment income                                  0.57            0.58             0.63
Net realized and unrealized gain/(loss) on
 investments                                         (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                            0.43            1.02             0.45
Distributions:
Dividends from net investment income                 (0.57)           (0.58)           (0.63)
Distributions from net realized capital gains        (0.10)             --             (0.13)
Total dividends and distributions                    (0.67)           (0.58)           (0.76)
Net asset value, end of period                       $10.31           $10.55           $10.11
Total return++                                        4.09%           10.27%            4.44%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,474           $2,090           $3,343
 Ratio of operating expenses to average net assets  1.56%(a)        1.46%(a)         1.25%(a)
Ratio of net investment income to average net
 assets                                              5.41%            5.54%            6.23%
 Portfolio turnover rate                               94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.80%(a)         1.56%(a)         1.35%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.

Nations High Yield Bond Fund      For a Share outstanding throughout each period

                                                   Year ended    Period ended
Investor A Shares                                   03/31/01      03/31/00*#
Operating performance:
Net asset value, beginning of period                 $9.88          $10.00
Net investment income                                 1.04           0.08
Net realized and unrealized gain (loss) on
 investments                                         (0.66)         (0.12)
Net increase (decrease) in net asset value from
 operations                                          (0.38)         (0.04)
Distributions:
Dividends from net investment income                 (1.04)         (0.08)
Total dividends and distributions                    (1.04)         (0.08)
Net asset value, end of period                       $9.22          $9.88
Total return++                                        3.99%         (0.33)
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $8,344         $371
Ratio of operating expenses to average net
 assets                                               1.18%        1.18%+
Ratio of net investment income to average net
 assets                                              11.74%        6.78%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       1.70%        12.91%+

                           * High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund           For a Share outstanding throughout each period

                                                    Year ended    Period ended
Investor B Shares                                    03/31/01      03/31/00*#
Operating performance:
Net asset value, beginning of period                  $9.88         $10.00
Net investment income                                  1.01          0.07
Net realized and unrealized gain (loss) on
 investments                                          (0.71)        (0.12)
Net increase (decrease) in net asset value from
 operations                                            0.30         (0.05)
Distributions:
Dividends from net investment income                  (0.97)        (0.07)
Total dividends and distributions                     (0.97)        (0.07)
Net asset value, end of period                        $9.21         $9.88
Total return++                                         3.29%       (0.47)%
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $22,106       $3,426
Ratio of operating expenses to average net
 assets                                               1.93%        1.93%+
Ratio of net investment income to average net
 assets                                              10.99%        6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       2.45%       13.66%+

                           * High Yield Bond Fund Investor B Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund            For a Share outstanding throughout each period

                                                  Year ended     Period ended
Investor C Shares                                  03/31/01       03/31/00*#
Operating performance:
Net asset value, beginning of period                 $9.87          $10.02
Net investment income                                 0.98            0.04
Net realized and unrealized gain (loss) on
 investments                                         (0.69)         (0.12)
Net increase (decrease) in net asset value from
 operations                                           0.29          (0.08)
Distributions:
Dividends from net investment income                 (0.97)         (0.07)
Total dividends and distributions                    (0.97)         (0.07)
Net asset value, end of period                       $9.19          $9.87
Total return++                                        3.20%        (0.76)%
==========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,891          $59
Ratio of operating expenses to average net
 assets                                               1.93%         1.93%+
Ratio of net investment income to average net
 assets                                              10.99%         6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      2.45%         13.66%+

                           * High Yield Bond Fund Investor C Shares commenced operations on March 7, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Short-Term Municipal
Income Fund                                For a Share outstanding throughout each period

                                                  Year ended       Year ended
Investor A Shares                                  03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of period                 $9.94            $10.10
Net investment income                                 0.41             0.39
Net realized and unrealized gain/(loss) on
 investments                                          0.21            (0.16)
Net increase in net asset value from operations       0.62             0.23
 Distributions:
Dividends from net investment income                (0.42)            (0.39)
Total dividends and distributions                   (0.42)            (0.39)
Net asset value, end of period                     $10.14             $9.94
Total return++                                      6.34%             2.35%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $23,613          $22,415
Ratio of operating expenses to average net assets   0.65%(a)         0.63%(a)
Ratio of net investment income to average net
 assets                                              4.16%            3.93%
Portfolio turnover rate                               38%              90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       0.91%            1.02%

                                                   Year ended      Year ended      Year ended
Investor A Shares                                   03/31/99#       03/31/98        03/31/97
Operating performance:
Net asset value, beginning of period                $10.05            $9.95           $9.98
Net investment income                                 0.39             0.40            0.42
Net realized and unrealized gain/(loss) on
 investments                                          0.05             0.10           (0.03)
Net increase in net asset value from operations       0.44             0.50            0.39
Distributions:
Dividends from net investment income                 (0.39)           (0.40)          (0.42)
Total dividends and distributions                    (0.39)           (0.40)          (0.42)
Net asset value, end of period                       $10.10           $10.05          $9.95
Total return++                                        4.50%            5.12%           3.96%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $35,805          $23,580          $8,417
Ratio of operating expenses to average net assets   0.60%(a)         0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                              3.91%            3.97%           4.16%
Portfolio turnover rate                               53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.05%            0.97%           1.04%

                           + Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations Short-Term Municipal
Income Fund                                For a Share outstanding throughout each period

                                                  Year ended       Year ended
Investor B Shares                                  03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of period                 $9.94            $10.10
Net investment income                                 0.34             0.36
Net realized and unrealized gain/(loss) on
 investments                                          0.20            (0.16)
Net increase/(decrease) in net asset value from
 operations                                           0.54             0.20
Distributions:
Dividends from net investment income                 (0.34)           (0.36)
Total dividends and distributions                    (0.34)           (0.36)
Net asset value, end of period                      $10.14            $9.94
Total return++                                       5.56%            1.99%
============================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $3,463           $7,030
Ratio of operating expenses to average net assets   1.40%(a)         0.94%(a)
 Ratio of net investment income to average net
 assets                                              3.41%            3.62%
Portfolio turnover rate                               38%              90%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements        1.66%            1.77%

                                                   Year ended       Year ended      Year ended
Investor B Shares                                   03/31/99#        03/31/98        03/31/97
Operating performance:
Net asset value, beginning of period                $10.05            $9.95           $9.98
Net investment income                                 0.38             0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                          0.05             0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                           0.43             0.49            0.37
Distributions:
Dividends from net investment income                 (0.38)          (0.39)           (0.40)
Total dividends and distributions                    (0.38)          (0.39)           (0.40)
Net asset value, end of period                       $10.10          $10.05           $9.95
Total return++                                        4.34%            4.96%           3.78%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $13,931          $13,753          $10,655
Ratio of operating expenses to average net assets   0.75%(a)         0.75%(a)        0.75%(a)
Ratio of net investment income to average net
 assets                                              3.76%            3.82%           4.01%
Portfolio turnover rate                               53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements        1.80%            1.12%           1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations Short-Term Municipal
Income Fund                                For a Share outstanding throughout each period

                                                   Year ended       Year ended
Investor C Shares                                   03/31/01        03/31/00(c)
Operating performance:
Net asset value, beginning of period                 $9.94            $10.10
Net investment income                                 0.34             0.32
Net realized and unrealized gain/(loss) on
 investments                                          0.20            (0.16)
Net increase in net asset value from operations       0.54             0.16
Distributions:
Dividends from net investment income                 (0.34)           (0.32)
Total dividends and distributions                    (0.34)           (0.32)
Net asset value, end of period                       $10.14           $9.94
Total return++                                        5.55%           1.57%
============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $1,417           $1,616
Ratio of operating expenses to average net assets  1.40%(a)         1.40%(a)
Ratio of net investment income to average net
 assets                                              3.41%            3.16%
Portfolio turnover rate                               38%              90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.66%            1.77%

                                                   Year ended      Year ended      Year ended
Investor C Shares                                   03/31/99(c)      03/31/98       03/31/97
Operating performance:
Net asset value, beginning of period                $10.05            $9.95           $9.98
Net investment income                                 0.40             0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                          0.02             0.10           (0.03)
Net increase in net asset value from operations       0.42             0.49            0.37
Distributions:
Dividends from net investment income                (0.37)            (0.39)          (0.40)
Total dividends and distributions                   (0.37)            (0.39)          (0.40)
Net asset value, end of period                      $10.10            $10.05           $9.95
Total return++                                       4.29%             4.99%           3.79%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,583           $1,388           $1,080
Ratio of operating expenses to average net assets   0.83%(a)         0.75%(a)        0.75%(a)
Ratio of net investment income to average net
 assets                                              3.68%            3.82%           4.01%
Portfolio turnover rate                               53%              94%             80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.80%            1.12%           1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations Intermediate Municipal
Bond Fund                                  For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor A Shares                                    03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of period                  $9.78            $10.30
Net investment income                                  0.46             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.36            (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.82            (0.05)
Distributions:
Dividends from net investment income                  (0.45)           (0.45)
Distributions from net realized capital gains           --             (0.02)
Total dividends and distributions                     (0.45)           (0.47)
Net asset value, end of period                       $10.15            $9.78
Total return++                                        8.54%           (0.49)%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $20,728          $19,782
Ratio of operating expenses to average net assets    0.75%(a)         0.73%(a)
Ratio of net investment income to average net
 assets                                               4.48%            4.52%
Portfolio turnover rate                                17%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.93%            0.95%

                                                    Year ended       Year ended       Year ended
Investor A Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $10.30            $10.01          $10.03
Net investment income                                  0.45             0.46            0.46
Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.33           (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.52             0.79            0.44
Distributions:
Dividends from net investment income                  (0.45)           (0.46)          (0.46)
Distributions from net realized capital gains         (0.07)           (0.04)            --
Total dividends and distributions                     (0.52)           (0.50)          (0.46)
Net asset value, end of period                        $10.30           $10.30          $10.01
Total return++                                         5.12%            7.99%           4.42%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $16,149          $6,487           $2,067
Ratio of operating expenses to average net assets     0.70%(a)        0.70%(a)        0.70%(a)
Ratio of net investment income to average net
 assets                                               4.35%            4.45%            4.54%
Portfolio turnover rate                                40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.93%            0.94%            1.01%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Municipal
Bond Fund                                     For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor B Shares                                    03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of period                  $9.78            $10.30
Net investment income                                  0.37             0.38
Net realized and unrealized gain/(loss) on
 investments                                           0.37            (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.74            (0.12)
Distributions:
Dividends from net investment income                  (0.37)           (0.38)
Distributions from net realized capital gains           --             (0.02)
Total dividends and distributions                     (0.37)           (0.40)
Net asset value, end of period                        $10.15           $9.78
Total return++                                         7.74%          (1.18)%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $2,563          $2,733
Ratio of operating expenses to average net assets     1.50%(a)        1.42%(a)
Ratio of net investment income to average net
 assets                                               3.73%            3.83%
Portfolio turnover rate                                17%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.68%            1.70%

                                                    Year ended       Year ended       Year ended
Investor B Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $10.30            $10.01           $10.03
Net investment income                                 0.39              0.41             0.43
Net realized and unrealized gain/(loss) on
 investments                                          0.07              0.33            (0.02)
Net increase/(decrease) in net asset value from
 operations                                           0.46              0.74             0.41
Distributions:
Dividends from net investment income                 (0.39)            (0.41)           (0.43)
Distributions from net realized capital gains        (0.07)            (0.04)             --
Total dividends and distributions                    (0.46)            (0.45)           (0.43)
Net asset value, end of period                       $10.30            $10.30           $10.01
Total return++                                        4.49%             7.50%            4.12%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $2,556             $2,023           $1,481
Ratio of operating expenses to average net assets   1.30%(a)           1.20%(a)        1.00%(a)
Ratio of net investment income to average net
 assets                                              3.75%             3.95%            4.24%
Portfolio turnover rate                               40%               47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.68%             1.44%            1.31%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Municipal
Bond Fund                                  For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor C Shares                                    03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of period                  $9.78            $10.30
Net investment income                                  0.37             0.38
Net realized and unrealized gain/(loss) on
 investments                                           0.38            (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.75            (0.12)
Distributions:
Dividends from net investment income                  (0.37)           (0.38)
Distributions from net realized capital gains           --             (0.02)
Total dividends and distributions                    (0.37)            (0.40)
Net asset value, end of period                       $10.16            $9.78
Total return++                                        7.84%           (1.19)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $528             $539
Ratio of operating expenses to average net assets    1.50%(a)         1.50%(a)
Ratio of net investment income to average net
 assets                                               3.73%            3.75%
Portfolio turnover rate                                17%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.68%            1.70%

                                                    Year ended       Year ended       Year ended
Investor C Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                  $10.30          $10.01            $10.03
Net investment income                                  0.40             0.42             0.43
Net realized and unrealized gain/(loss) on
 investments                                           0.09             0.33            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.49             0.75             0.41
Distributions:
Dividends from net investment income                  (0.42)           (0.42)           (0.43)
Distributions from net realized capital gains         (0.07)           (0.04)             --
Total dividends and distributions                     (0.49)           (0.46)           (0.43)
Net asset value, end of period                        $10.30           $10.30           $10.01
Total return++                                         4.80%            7.62%            4.11%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,511           $1,590             $756
 Ratio of operating expenses to average net assets   1.21%(a)        1.20%(a)          1.00%(a)
Ratio of net investment income to average net
 assets                                               3.84%            3.95%            4.24%
Portfolio turnover rate                                40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.68%            1.44%            1.31%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Municipal Income Fund               For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor A Shares                                   03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of period                 $10.68           $11.48
Net investment income                                 0.53             0.52
Net realized and unrealized gain/(loss) on
 investments                                          0.46            (0.79)
Net increase/(decrease) in net asset value from
 operations                                           0.99            (0.27)
Distributions:
Dividends from net investment income                 (0.53)           (0.52)
Distributions from net realized capital gains          --             (0.01)
Total dividends and distributions                    (0.53)           (0.53)
Net asset value, end of period                       $11.14           $10.68
Total return++                                        9.55%          (2.28)%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $38,591         $35,937
Ratio of operating expenses to average net assets   0.83%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                              4.90%            4.76%
Portfolio turnover rate                               18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.04%            1.07%

                                                   Year ended       Year ended       Year ended
Investor A Shares                                   03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $11.46          $10.89            $10.84
Net investment income                                 0.52            0.54              0.57
Net realized and unrealized gain/(loss) on
 investments                                          0.07            0.62              0.05
Net increase/(decrease) in net asset value from
 operations                                           0.59            1.16              0.62
Distributions:
Dividends from net investment income                 (0.52)          (0.54)            (0.57)
Distributions from net realized capital gains        (0.05)          (0.05)              --
Total dividends and distributions                    (0.57)          (0.59)            (0.57)
Net asset value, end of period                       $11.48          $11.46            $10.89
Total return++                                        5.21%          10.89%            5.82%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $28,625          $19,226          $15,075
Ratio of operating expenses to average net assets   0.80%(a)         0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                              4.51%            4.77%            5.21%
Portfolio turnover rate                               11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.05%           1.04%            1.11%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Municipal Income Fund              For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor B Shares                                    03/31/01#       03/31/00(c)
Operating performance:
Net asset value, beginning of period                  $10.69           $11.48
Net investment income                                  0.45             0.44
Net realized and unrealized gain/(loss) on
 investments                                           0.44            (0.78)
Net increase/(decrease) in net asset value from
 operations                                            0.89            (0.34)
Distributions:
Dividends from net investment income                  (0.45)           (0.44)
Distributions from net realized capital gains           --             (0.01)
Total dividends and distributions                     (0.45)           (0.45)
Net asset value, end of period                        $11.13           $10.69
Total return++                                         8.62%           (2.99)%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $8,930           $8,795
Ratio of operating expenses to average net assets    1.60%(a)         1.53%(a)
Ratio of net investment income to average net
 assets                                               4.13%            4.06%
Portfolio turnover rate                                18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.79%            1.82%

                                                    Year ended       Year ended       Year ended
Investor B Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                 $11.46           $10.89           $10.84
Net investment income                                  0.44            0.48             0.51
Net realized and unrealized gain/(loss) on
 investments                                           0.08            0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                            0.52            1.10             0.56
Distributions:
Dividends from net investment income                 (0.45)           (0.48)           (0.51)
Distributions from net realized capital gains        (0.05)           (0.05)             --
Total dividends and distributions                    (0.50)           (0.53)           (0.51)
Net asset value, end of period                       $11.48           $11.46           $10.89
Total return++                                        4.53%           10.23%            5.24%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $13,810          $15,383          $14,615
Ratio of operating expenses to average net assets   1.45%(a)         1.42%(a)         1.35%(a)
Ratio of net investment income to average net
 assets                                              3.86%            4.15%            4.66%
Portfolio turnover rate                               11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.80%            1.66%            1.66%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Municipal Income Fund                For a Share outstanding throughout each period

                                                    Year ended       Year ended
Investor C Shares                                    03/31/01#       03/31/00(c)
Operating performance:
Net asset value, beginning of period                  $10.69           $11.48
Net investment income                                  0.45             0.44
Net realized and unrealized gain/(loss) on
 investments                                           0.45            (0.78)
Net increase/(decrease) in net asset value from
 operations                                            0.90            (0.34)
Distributions:
Dividends from net investment income                  (0.45)           (0.44)
Distributions from net realized capital gains           --             (0.01)
Total dividends and distributions                     (0.45)           (0.45)
Net asset value, end of period                        $11.14           $10.69
Total return++                                         8.71%          (3.03)%
==============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $1,318           $1,418
Ratio of operating expenses to average net assets   1.60%(a)         1.60%(a)
Ratio of net investment income to average net
 assets                                               4.13%            3.99%
Portfolio turnover rate                                18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.79%            1.82%

                                                    Year ended       Year ended       Year ended
Investor C Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of period                  $11.46           $10.89           $10.84
Net investment income                                  0.46             0.49             0.53
Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                            0.53             1.11             0.58
Distributions:
Dividends from net investment income                  (0.46)           (0.49)           (0.53)
Distributions from net realized capital gains         (0.05)           (0.05)             --
Total dividends and distributions                     (0.51)           (0.54)           (0.53)
Net asset value, end of period                        $11.48           $11.46           $10.89
Total return++                                         4.64%           10.37%            5.50%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,150           $2,444           $1,713
Ratio of operating expenses to average net assets   1.36%(a)        1.33%(a)         1.10%(a)
Ratio of net investment income to average net
 assets                                               3.95%            4.24%            4.91%
Portfolio turnover rate                                11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.80%            1.57%            1.41%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]


         Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 CSFB High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Forward purchase agreement - a contract obligating one party to buy and another party to sell a financial instrument, equity, commodity or currency at a specific future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on some predetermined dollar principal.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Brothers 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Intermediate Treasury Index - an unmanaged index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. It is not available for investment.

 Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment.

 Lipper Intermediate Municipal Funds Index - an unmanaged equally weighted performance index comprised of the 30 largest funds in the Lipper grouping of intermediate municipal bond funds, adjusted for capital gains and income dividends. It is not available for investment.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. It is not available for investment.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.



 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization, and is not available for investment.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment.

 Salomon Brothers Mortgage Index - an unmanaged index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.It is not available for investment.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Total return swap - a swap in which the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an unmanaged index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1)S&P has not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, or S&P MidCap 400 Index for its investment merit. S&P determines and calculates its indices independently of the Funds and is not a sponsor or affiliate of the Funds. S&P gives no information and makes no statements about the suitability of investing in the Funds or the ability of its indices to track stock market performance. S&P makes no guarantees about the indices, any data included in them and the suitability of the indices or its data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

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

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

[GRAPHIC]     Where to find more information

 You'll find more information about the Domestic Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:


        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]    Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:

[GRAPHIC]




Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Funds Trust, 811-09645

[         ]

                                NATIONS RESERVES

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits

       All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-33144; 811-6030)

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(a)                    Articles of Incorporation:

(a)(1) Declaration of Trust dated January 22, 1990, incorporated by reference to Post-Effective Amendment No. 30, filed
                       March 7, 2000.

(a)(2) Classification of Shares dated February 4, 1998, incorporated by reference to Post-Effective Amendment No.
                       30, filed March 7, 2000.

(a)(3) Classification of Shares dated December 2, 1998, incorporated by reference to Post-Effective Amendment No.
                       30, filed March 7, 2000.

(a)(4) Classification of Shares dated March 31, 1999, incorporated by reference to Post-Effective Amendment No.
                       30, filed March 7, 2000.

(a)(5) Classification of Shares dated May 26, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed
                       March 7, 2000.

(a)(6)                 Classification of Shares dated March 15, 2000, incorporated by reference to
                       Post-Effective Amendment No. 33, filed January 11, 2001.

(a)(7)                 Classification of Shares dated August 23, 2000, incorporated by reference to
                       Post-Effective Amendment No. 33, filed January 11, 2001.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(b)                    Bylaws:

(b)(1)                 Amended and Restated Bylaws dated January 22, 1990, last
                       amended February 22, 2001, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(c)                    Instruments Defining Rights of Securities Holders:

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(d)                    Investment Advisory Contracts:

(d)(1)                 Investment Advisory Agreement between Banc of America
                       Advisors, LLC (formerly Banc of America Advisors, Inc.
                       and Nations Banc Advisors, Inc.) ("BA Advisors") and
                       Nations Reserves (formerly known as Nations Institutional
                       Reserves) ("Registrant") dated January 1, 1996, Schedule
                       I dated March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed September 1, 2000.

(d)(2)                 Sub-Advisory Agreement among BA Advisors, Banc of America Capital Management, Inc.
                       (formerly TradeStreet Investment Associates, Inc.) ("BACAP") and the Registrant
                       dated January 1, 1996, Schedule I dated March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed September 1, 2000.

(d)(3)                 Sub-Advisory Agreement among BA Advisors, Chicago Equity
                       Partners LLC ("Chicago Equity") and the Registrant dated
                       September 15, 2000, incorporated by reference to Post-Effective Amendment No. 33, filed January 11, 2001.

(d)(4)                 Sub-Advisory Agreement among BA Advisors, Gartmore Global
                       Partners ("Gartmore") and the Registrant dated August 1,
                       2000, incorporated by reference to Post-Effective
                       Amendment No. 32, filed September 1, 2000.
---------------------- -------------------------------------------------------------------------------------
(e)                    Underwriting Contract:

(e)(1)                 Distribution Agreement between the Registrant and
                       Stephens Inc. ("Stephens") dated May 1, 1994, Schedule I
                       amended March 15, 2000, incorporated by reference to
                       Post-Effective Amendment No. 32, filed September 1, 2000.
---------------------- -------------------------------------------------------------------------------------
(f)                    Bonus or Profit Sharing Contracts:

(f)(1)                 Deferred Compensation Plan dated January 26, 1995,
                       incorporated by reference to Post-Effective Amendment No.
                       30, filed March 7, 2000.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------

(g)                    Custodian Agreement:

(g)(1)                 Custody Agreement between the Registrant and The Bank of
                       New York ("BNY") dated October 19, 1998, Schedule I dated
                       March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed September 1, 2000.

(g)(2)                 Amendment to the Custody Agreement dated September 1,
                       1999, incorporated by reference to Post-Effective
                       Amendment No. 30, filed March 7, 2000.

(g)(3)                 Amendment to the Custody Agreement dated February 14,
                       2000, incorporated by reference to Post-Effective
                       Amendment No. 30, filed March 7, 2000.
---------------------- -------------------------------------------------------------------------------------
(h)                    Other Material Contracts:

(h)(1)                 Co-Administration Agreement among the Registrant,
                       Stephens and BA Advisors dated December 1, 1998, Schedule
                       I dated March 15, 2000, Schedule A dated November 18,
                       1999, incorporated by reference to Post-Effective
                       Amendment No. 32, filed September 1, 2000.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BA Advisors dated December 1, 1998, Schedule I dated
                       March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed September 1, 2000.

(h)(3)                 Shareholder Servicing Plan relating to Adviser Shares,
                       Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(4)                 Shareholder Servicing Plan relating to Investor B Shares,
                       Exhibit I amended March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed
                       September 1, 2000.

(h)(5)                 Shareholder Servicing Plan relating to Investor C Shares,
                       Exhibit I amended March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed
                       September 1, 2000.

(h)(6)                 Shareholder Servicing Plan relating to Daily Shares,
                       Exhibit I amended February 24, 1999, incorporated by
                       reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.
---------------------- -------------------------------------------------------------------------------------


---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(h)(7)                 Shareholder Servicing Plan relating to Investor Shares,
                       Exhibit I amended February 24, 1999, incorporated by
                       reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(8)                 Shareholder Servicing Plan relating to Liquidity Shares,
                       Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(9)                 Shareholder Servicing Plan relating to Market Shares,
                       Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(10)                Shareholder Servicing Plan relating to Service Shares,
                       Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(11)                Shareholder Administration Plan relating to Trust Shares,
                       Exhibit I amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March
                       7, 2000.

(h)(12) Shareholder Administration Plan relating to Investor B and Investor C Shares, Exhibit I dated May 26, 1999, incorporated by reference to Post-Effective Amendment No.
                       30, filed March 7, 2000.

(h)(13)                Shareholder Administration Plan relating to Institutional
                       Shares, Exhibit I dated August 23, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed
                       September 1, 2000.

(h)(14)                Transfer Agency and Services Agreement between PFPC Inc. (formerly First Data
                       Investor Services Group) ("PFPC") and the Nations Funds family dated June 1, 1995,
                       Schedule G dated May 1, 2001, filed herewith.

(h)(15)                Amendment to Transfer Agency and Services Agreement dated
                       January 1, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March 7, 2000.

(h)(16) Sub-Transfer Agency and Services Agreement between PFPC and Bank of America, N.A. ("Bank of America") dated
                       September 11, 1995, Schedule A dated September 8, 2000, incorporated by reference to Post-Effective Amendment No.
                       33, filed January 11, 2001.

(h)(17)                Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January 3,
                       2000, incorporated by reference to Post-Effective Amendment No. 33, filed January
                       11, 2001.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(h)(18)                Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December 1,
                       2000, incorporated by reference to Post-Effective Amendment No. 33, filed January
                       11, 2001.

(h)(19)                Cross Indemnification Agreement among Nations Fund Trust,
                       Nations Fund, Inc., Nations Master Investment Trust,
                       Nations Funds Trust and the Registrant dated February 14,
                       2000, incorporated by reference to Post-Effective
                       Amendment No. 30, filed March 7, 2000.
---------------------- -------------------------------------------------------------------------------------
(i)                    Legal Opinion

(i)(1)                 Opinion and Consent of Counsel, filed herewith.
---------------------- -------------------------------------------------------------------------------------
(j)                    Other Opinions

                       Consent of Independent Accountants--
                       PricewaterhouseCoopers, LLP, to be filed by amendment.
---------------------- -------------------------------------------------------------------------------------
(k)                    Omitted Financial Statements

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(l)                    Initial Capital Agreements:

                       Consent of Independent Accountants--
                       PricewaterhouseCoopers, LLP, to be filed by amendment.
---------------------- -------------------------------------------------------------------------------------
(m)                    Rule 12b-1 Plans:

(m)(1)                 Shareholder Administration Plan relating to Primary B
                       Shares, Exhibit I amended August 19, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed
                       March 7, 2000.

(m)(2)                 Shareholder Servicing and Distribution Plan relating to
                       Investor A Shares, Exhibit A amended March 15, 2000, incorporated by reference to Post-Effective Amendment No.
                       32, filed September 1, 2000.

(m)(3)                 Distribution Plan relating to Investor B Shares, Exhibit
                       A amended March 15, 2000, incorporated by reference to Post-Effective Amendment No. 32, filed September 1, 2000.

(m)(4)                 Distribution Plan relating to Investor C Shares, Exhibit
                       A amended March 15, 2000, incorporated by reference to
                       Post-Effective Amendment No. 32, filed September 1, 2000.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(m)(5)                 Distribution Plan relating to Daily Shares, Exhibit A
                       amended February 24, 1999, incorporated by reference to
                       Post-Effective Amendment No. 30, filed March 7, 2000.

(m)(6) Distribution Plan relating to Investor Shares, Exhibit A amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March 7, 2000.

(m)(7) Distribution Plan relating to Liquidity Shares, Exhibit A amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March 7, 2000.

(m)(8) Distribution Plan relating to Market Shares, Exhibit A amended February 24, 1999, incorporated by reference to Post-Effective Amendment No. 30, filed March 7, 2000.

(m)(9)                 Distribution Plan relating to Service Shares, Exhibit A
                       amended February 24, 1999, incorporated by reference to
                       Post-Effective Amendment No. 30, filed March 7, 2000.
---------------------- -------------------------------------------------------------------------------------
(n)                    Financial Data Schedule:

                       Not Applicable
---------------------- -------------------------------------------------------------------------------------
(o)                    Rule 18f-3 Plan:

(o)(1)                 Rule 18f-3 Multi-Class Plan amended August 23, 2000,
                       incorporated by reference to Post-Effective Amendment No.
                       32, filed September 1, 2000.
---------------------- -------------------------------------------------------------------------------------
(p)                    Codes of Ethics

(p)(1)                 Nations Funds Family Code of Ethics, incorporated by reference to Post-Effective
                       Amendment No. 33, filed January 11, 2001.

(p)(2)                 BA Advisors Code of Ethics, incorporated by reference to Post-Effective Amendment
                       No. 33, filed January 11, 2001.

(p)(3)                 BACAP Code of Ethics, incorporated by reference to Post-Effective Amendment No. 33, filed January 11, 2001.

(p)(4)                 Chicago Equity Code of Ethics, incorporated by reference to Post-Effective
                       Amendment No. 33, filed January 11, 2001.
---------------------- -------------------------------------------------------------------------------------

---------------------- -------------------------------------------------------------------------------------
Exhibit Letter           Description
---------------------- -------------------------------------------------------------------------------------
(p)(5)                 Gartmore Code of Ethics, incorporated by reference to Post-Effective Amendment No.
                       33, filed January 11, 2001.

(p)(6)                 Stephens Code of Ethics, incorporated by reference to Post-Effective Amendment No.
                       33, filed January 11, 2001.
---------------------- -------------------------------------------------------------------------------------
(q)                    Powers of Attorney for Edmund L. Benson, Charles B. Walker, A. Max Walker,
                       Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas F. Keller, Carl E.
                       Mundy, Jr., James B. Sommers and Cornelius J. Pings, incorporated by reference to
                       Post-Effective Amendment No. 30, filed March 7, 2000.
---------------------- -------------------------------------------------------------------------------------

ITEM 24.  Persons Controlled by of Under Common Control with the Fund

       No person is controlled by or under common control with the Registrant.

ITEM 25.  Indemnification

       Article VIII of the Agreement of Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the
Registrant's:

         1.   Co-Administration Agreement with Stephens and BA Advisors;

         2.   Sub-Administration Agreement with BNY and BA Advisors;

         3.   Distribution Agreement with Stephens;

         4.   Custody Agreement with BNY;

         5.   Transfer Agency and Services Agreement with PFPC; and

         6. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

       The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company"), Nations Master Investment Trust ("Master Trust") and Nations Funds Trust ("Funds Trust") dated February 14, 2000. The Trust, the Company, Master Trust and/or Funds Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Master Trust, and/or Funds Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Master Trust and/or Funds Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Master Trust and/or Funds Trust by the Registrant expressly for use in the Offering Documents.

       Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

       The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

       Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant is aware that in the opinion of the

Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 26.  Business and Other Connections of the Investment Adviser

       To the knowledge of the Registrant, none of the directors or officers of BA Advisors, the adviser to the Registrant's portfolios, or BACAP, Chicago Equity or Gartmore, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BA Advisors, BACAP, Chicago Equity or Gartmore, respectively, or other subsidiaries of Bank of America Corporation.

       (a) BA Advisors performs investment advisory services for the Registrant and certain other customers. BA Advisors is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BA Advisors with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

       (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

       (d) Chicago Equity performs investment sub-advisory services for the Registrant and certain other customers. Chicago Equity is owned by its senior management. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Chicago Equity with the SEC pursuant to the Advisers Act (file no. 801-55997).

       (e) Gartmore performs investment sub-advisory services for the Registrant and certain other customers. Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-48811).

ITEM 27.  Principal Underwriters

       (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations LifeGoal Funds, Inc., Nations Separate Account Trust, Nations Funds Trust, Wells Fargo Trust, Wells Fargo Variable Trust, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Wells Fargo Core Trust, Nations Master Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

       (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

       (c) Not applicable.

ITEM 28.  Location of Accounts and Records

       (1) BA Advisors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

       (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

       (3) Chicago Equity, 180 North LaSalle, Chicago, IL 60601 (records relating to its function as investment sub-adviser).

       (4) Gartmore, Gartmore House, 8 Fenchurch Place, London EC3M 4PH, England (records relating to its function as investment sub-adviser).

       (5) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

       (6) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

       (7) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

       (8) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).

ITEM 29.  Management Services

          Not Applicable

ITEM 30.  Undertakings

          Not Applicable

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 25th day of May, 2001.

                                NATIONS RESERVES

                                By:                  *
                                   ---------------------------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Trustees

                                By  /s/ Richard H. Blank, Jr.
                                   ---------------------------
                                           Richard H. Blank, Jr.
                                           *Attorney-in-Fact

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                     TITLE                       DATE
          ----------                     -----                       ----

            *                     President and Chairman          May 25, 2001
--------------------------        of the Board of Trustees
(A. Max Walker)                (Principal Executive Officer)


/s/ Richard H. Blank, Jr.         Treasurer and Secretary         May 25, 2001
--------------------------        (Principal Financial and
(Richard H. Blank, Jr.)             Accounting Officer)

            *                            Trustee                  May 25, 2001
--------------------------
(Edmund L. Benson, III)

            *                            Trustee                  May 25, 2001
--------------------------
(James Ermer)

            *                            Trustee                  May 25, 2001
--------------------------
(William H. Grigg)

            *                            Trustee                  May 25, 2001
--------------------------
(Thomas F. Keller)

            *                            Trustee                  May 25, 2001
--------------------------
(Carl E. Mundy, Jr.)

            *                            Trustee                  May 25, 2001
--------------------------
(Cornelius J. Pings)

            *                            Trustee                  May 25, 2001
--------------------------
(Charles B. Walker)

            *                            Trustee                  May 25, 2001
--------------------------
(Thomas S. Word)

            *                            Trustee                  May 25, 2001
--------------------------
(James B. Sommers)

/s/ Richard H. Blank, Jr.
-------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                   Signatures
                                   ----------

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 25th day of May, 2001.

                                            NATIONS MASTER INVESTMENT TRUST

                                            By:                  *
                                                --------------------------------
                                                       A. Max Walker
                                                       President and Chairman
                                                       of the Board of Trustees

                                            By:  /s/ Richard H. Blank, Jr.
                                                --------------------------
                                                  Richard H. Blank, Jr.
                                                  *Attorney-in-Fact

                                NATIONS RESERVES
                                  EXHIBIT INDEX

Exhibit
Number               Description
------               -----------

EX-99.23(b)(1)       Amended and Restated Bylaws
EX-99.23(h)(14)      Transfer and Services Agreement
EX-99.23(i)(1)       Opinion and Consent of Counsel--Morrison & Foerster LLP